                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-5344

                               William Blair Funds
               (Exact name of registrant as specified in charter)

                222 West Adams Street, Chicago, IL           60606
             (Address of principal executive offices)     (Zip Code)

                             Marco Hanig, President
                               William Blair Funds
                    222 West Adams Street, Chicago, IL 60606
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1. June 30, 2004 Semi-Annual Reports transmitted to shareholders.

                                       [LOGO APPEARS HERE]  WILLIAM BLAIR FUNDS












                                                           SEMI-ANNUAL REPORT
                                   ---------------------------------------------
                                             JUNE 30, 2004

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                   A Letter from the President.............  2

                 Growth Fund
                   An Overview from the Portfolio Manager..  4
                   Portfolio of Investments................  7

                 Tax-Managed Growth Fund
                   An Overview from the Portfolio Managers.  8
                   Portfolio of Investments................ 12

                 Large Cap Growth Fund
                   An Overview from the Portfolio Managers. 13
                   Portfolio of Investments................ 16

                 Small Cap Growth Fund
                   An Overview from the Portfolio Managers. 17
                   Portfolio of Investments................ 20

                 Small-Mid Cap Growth Fund
                   An Overview from the Portfolio Managers. 21
                   Portfolio of Investments................ 24

                 International Growth Fund
                   An Overview from the Portfolio Manager.. 25
                   Portfolio of Investments................ 28

                 International Equity Fund
                   An Overview from the Portfolio Manager.. 32
                   Portfolio of Investments................ 33

                 Value Discovery Fund
                   An Overview from the Portfolio Managers. 35
                   Portfolio of Investments................ 39

                 Income Fund
                   An Overview from the Portfolio Managers. 40
                   Portfolio of Investments................ 43

                 Ready Reserves Fund
                   An Overview from the Portfolio Managers. 46
                   Portfolio of Investments................ 48

                 Financial Statements...................... 49

                 Notes to Financial Statements............. 55

                 Board of Trustees......................... 74

                 Officers.................................. 74

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please carefully consider the Funds' investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds' prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

June 30, 2004                                            William Blair Funds  1

[PHOTO OF MARCO HANIG]

Marco Hanig

--------------------------------------------------------------------------------
A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

Dear Shareholders:

In the first half of this year, the stock market advanced modestly. The Standard & Poor's 500 Index of large cap stocks was up 3.44%, the Russell 2000 Index of small cap stocks increased 6.76%, and the MSCI World ex-US Index of foreign stocks gained 4.10%.

Last year's tax cut and low interest rates were supposed to provide a powerful stimulus to the economy--which indeed responded with strong growth in GDP and corporate earnings. As a result, the market bounced back from its March low point and ended last year 25-45% higher.

This year two opposing forces are at work. On the one hand, the economy is fundamentally healthy with continued GDP and corporate earnings growth, albeit at a more normal pace. On the other hand, the Fed raised interest rates to slow down growth, as it wants to prevent the economy from overheating and make sure that inflation remains in check--particularly in light of the recent rise in energy prices. So far, it appears that the Fed is "tapping on the breaks" in just the right measure, succeeding in slowing down the growth without choking it off. The result is a stock market that has been rising at a moderate, sustainable pace.

The market dislikes uncertainty, and there are several areas of concern, such as the outcome of the upcoming election, the impact of rising interest rates, the possibility of another major terrorist act, and anxiety over the future direction of our Middle East policy. Hence, most observers expect the market to continue to move mostly sideways in the next few quarters. Should some of this uncertainty be resolved, the underlying strength of the economy would suggest that we might expect single-digit, or even low teen returns over the coming years.

Looking across different asset classes, in the first half of the year small cap stocks did slightly better than large caps, and value stocks a bit better than growth stocks, but these differences were not very pronounced. This reinforces the picture of a market essentially in equilibrium, without strong currents favoring any one sector or capitalization range. Our belief is that this should favor our bottom-up fundamental research approach that focuses on individual stock selection.

                        Total Returns by Fund Category*
                        January 1 through June 30, 2004

                                                        Value Blend Growth
                                                        ----- ----- ------
     Large Cap......................................... 3.46% 2.78%  2.42%
     Mid Cap........................................... 6.21% 5.50%  4.57%
     Small Cap......................................... 7.86% 7.11%  4.09%

So far this year, the relative returns for most of the William Blair Funds were somewhat disappointing, with all but two funds underperforming their respective benchmarks--albeit by fairly modest amounts. The two notable exceptions were the Small Cap Growth Fund (Class N Shares), which posted an 11.54% return vs. 5.68% for the Russell 2000(R) Growth benchmark, and the recently launched Small-Mid Cap Growth Fund (Class N Shares), which had a 7.04% return vs. 5.65% for the Russell 2500(TM) Growth index. The reasons for the over- or under-performance vary from fund to fund, and are discussed in detail in the portfolio manager letters included in this report. While we want to be candid when our results do not shine, we frankly do not attach much significance to relative performance (either good or bad) over such a short time period.

As always, we thank you for investing with us!

/s/ Marco Hanig
Marco Hanig

----------
* Morningstar category returns represent the (non-weighted) average annual composite performance of all mutual funds listed in a particular category (such as Large Cap Growth) by Morningstar.

Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

2  Semi-Annual Report                                             June 30, 2004

--------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2004--CLASS N SHARES
--------------------------------------------------------------------------------


                                                                     10 Yr                         Overall
                                         Year to                   (or since  Inception          Morningstar
                                          Date   1 Yr  3 Yr  5 Yr  inception)   Date               Rating
                                         ------- ----- ----- ----- ---------- --------- ------------------------------
Growth Fund                               -0.10  12.93 -4.03 -3.85     8.40   3/20/46                ***
Morningstar Large Cap Growth               2.42  16.58 -4.58 -4.89     9.06                       Among 985
Russell 3000(R) Growth                     2.96  18.82 -3.48 -6.05     9.78                 large cap growth funds
Standard & Poor's 500                      3.44  19.11 -0.69 -2.20    11.83

Tax-Managed Growth Fund                                                                              ****
Return before Taxes                        1.07  14.40 -2.53          -3.54   12/27/99            Among 985
After Taxes on Distributions               1.07  14.40 -2.53          -3.54                 large cap growth funds
After Taxes on Distributions and Sale
 of Fund Shares                            0.70   9.36 -2.14           2.98
Morningstar Large Cap Growth               2.42  16.58 -4.58             --
Russell 3000(R) Growth                     2.96  18.82 -3.48         -10.38

Large Cap Growth Fund                     -0.84  12.21 -6.05         -11.10   12/27/99               ***
Morningstar Large Cap Growth               2.42  16.58 -4.58             --                       Among 985
Russell 1000(R) Growth                     2.74  17.88 -3.74         -10.83                 large cap growth funds

Small Cap Growth Fund                     11.54  44.36 16.30          23.21   12/27/99              *****
Morningstar Small Cap Growth               4.09  28.31 -0.04             --                       Among 537
Russell 2000(R) Growth                     5.68  31.55 -0.22          -4.53                 small cap growth funds
The Small Cap Growth Fund's performance during 2000 was primarily attributable to investments in initial public offerings (IPOs) during a rising market. Since then, IPOs have had an insignificant effect on the Fund's performance.

Small-Mid Cap Growth Fund                  7.04     --    --    --     6.40   12/29/03            Not rated.
Morningstar Mid-Cap Growth                 4.57     --    --    --       --
Russell 2500/TM/ Growth                    5.65     --    --    --     5.00

International Growth Fund                  2.95  31.75  5.37  8.88    10.32   10/1/92               *****
Morningstar Foreign Large Growth           2.46  25.99 -0.12 -1.96     3.48                       Among 176
MSCI World Free Ex-US                      4.10  32.50  5.25  0.96     4.40             foreign large cap growth funds

International Equity Fund                  5.60     --    --    --     5.60   5/24/04             Not rated.
MSCI World Free Ex. US.                    5.18     --    --    --     5.18

Value Discovery Fund                       5.25  31.73  9.69 13.11    13.57   12/23/96               ***
Morningstar Small Cap Value                7.86  33.95 11.80 12.65       --                       Among 194
Russell 2000(R)                            6.76  33.37  6.24  6.63     8.39                 small cap value funds
Russell 2000(R) Value                      7.83  35.17 12.15 12.82    12.43

Income Fund                               -0.44   0.23  4.88  5.75     6.18   10/1/90               *****
Morningstar Short-Term Bond               -0.06   0.27  3.72  4.90     5.43                       Among 206
Lehman Intermediate Govt./Credit Bond                                                       short-term bond funds
 Index                                    -0.11  -0.06  6.21  6.75     6.89

   Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for certain Funds. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

   Tax-Managed Growth Fund's after-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N and the after-tax returns for other classes will vary.

   Morningstar Ratings/TM /are as of 6/30/04 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ***/***/***, Tax-Managed Growth Fund ****/NA/NA, and Large Cap Growth Fund ***/NA/NA, out of 985/666/233 large growth funds; Small Cap Growth Fund *****/NA/NA out of 537 small growth funds; Value Discovery Fund **/***/NA out of 194/148 small value funds; International Growth Fund *****/*****/***** out of 176/132/36 foreign large growth funds; Income Fund *****/*****/***** out of 206/162/90 short-term bond funds.

   Please carefully consider the Funds' investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. (C)William Blair & Company, L.L.C., distributor. 6/04

                See accompanying Notes to Financial Statements.

June 30, 2004                                            William Blair Funds  3

[PHOTO]

JOSTRAND

John F. Jostrand

--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------

The Growth Fund invests primarily in a diversified portfolio of common stocks of domestic growth companies with sustainable, above-average growth from one business cycle to the next.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year? How did the Fund's performance compare to its benchmark?

The Growth Fund posted a 0.10% decrease on a total return basis (Class N Shares) for the six months ended June 30, 2004. By comparison, the Fund's benchmarks, the Russell 3000(R) Growth Index increased 2.96%, while the Standard & Poor's 500 Index increased 3.44%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund's underperformance versus the benchmark?

The first six months of the year the market continued some of the trend seen in late 2003, when companies with lower earnings quality outperformed. With regards to the Fund's first half of the year, one major element of the Growth Fund's underperformance to the Russell 3000(R) Growth Index came in the technology sector. As is frequently true, the technology sector proved a challenging place to invest, with various sub-categories turning in widely disparate returns. Internet services stocks continued to enjoy strong appreciation, while computer hardware companies were up modestly and semiconductors were in negative territory.

As we mentioned before, low quality, low price stocks ruled the performance derby in 2003. Most of these stocks outperformed based on expectations that these companies would stand to benefit the most from an economic recovery. Consistent with our philosophy, these low quality growth stocks, however, do not meet our Fund's investment criteria. Late in the first quarter, with the tempo of the economy slowing, higher quality stocks did begin to show signs of strength. Companies with interest rate sensitivity, particularly financial and consumer discretionary stocks were also laggards as concerns loomed with the Federal Reserve set to raise interest rates. Although the Fund underperformed early in the first quarter as the winners of 2003 had one last run, the Fund outperformed when the market weakened. By the end of the first quarter, the Fund worked back to almost even with its benchmark.

What were among the best performing sectors for the Fund? Were there any investment themes that produced the best results?

The Health Care sector was the largest contributor to our performance. Within the sector, Alcon and Zimmer Holdings continue to be strong outperformers with first half returns of 30% and 25% respectively. Alcon, the global medical company that specializes in eye care related products, continues to execute their business strategy. Their most recent quarter saw earning's gains of 35% spread throughout each of their divisions. We are confident that Alcon will continue to gain market share and increase sales per account with new products continuing to come to market. Zimmer's orthopedic sales remain robust. We expect strong double-digit earnings growth through 2006. Pricing remains favorable, and the demographic backdrop (aging baby-boomers) should extend revenue growth.

4  Semi-Annual Report                                             June 30, 2004

What were among the weakest performing sectors for the Fund? Were there any investments that did not measure up to your expectations?

The consumer discretionary sector weighed on the Fund's first six months' performance. CarMax, a leading retailer of used cars and trucks had a difficult first half of the year. Consumers have been substituting new cars in place of used because of automobile manufacturers increasing usage of incentives. Although the industry has been under stress, CarMax continues to take market share.

Switching from autos to airplanes, another holding that underperformed in the first half was Ryanair based out of Ireland. From a profitability standpoint they remain the leader, but a combination of unfavorable government regulations and stepped up competition has impacted their margins.

What is your current strategy? How is the Fund positioned?

The next boost to the economy is more likely to come from corporate spending, as many companies now maintain record levels of cash. We expect as consumer spending slows, the corporate sector will take the baton and increase capital expenditures. As business executives' optimism increases, they will begin to increase their profit reinvestment or raise their dividends to shareholders. To facilitate the reinvestment, businesses will have to increase hiring, which should modestly revitalize consumer spending.

Our recent increase in Danaher this quarter illustrates our positioning given our outlook of higher interest rates and increased capital spending. Danaher's diversified industrial customer base has much stronger balance sheets than year's past. To maintain its growth, Danaher's customers will need to reinvest in its businesses.

Earnings strength remained positive into the end of the first half. However, we are now entering the point of the earnings cycle where relatively easy comparisons are over and companies' earnings acceleration slows. In our opinion, earnings will remain solid; however, they will likely slow to approximate historical trend line growth. As this transition occurs, quality growth tends to outperform the leveraged, lower-quality companies as higher interest rates make financing more challenging.

June 30, 2004                                            William Blair Funds  5

--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

                             Annual Total Return
                            --------------------------------------

                             6/30/2004(a)     2003     2002     2001     2000        1999
                             ------------   -----  ------   ------   ------   -----
Growth Fund Class N.........        (0.10)% 23.70% (25.85)% (13.53)%  (7.47)% 19.98%
Growth Fund Class I.........         0.00   24.14  (25.71)  (13.33)   (7.27)  19.91(a)(b)
Russell 3000(R) Growth Index         2.96   30.97  (28.03)  (19.63)  (22.42)  33.82
S&P 500 Index...............         3.44   28.68  (22.10)  (11.88)   (9.11)  21.04

                            --------------------------------------
                             Average Annual Total Return at 6/30/2004
                            --------------------------------------

                                                                 Since
                          1 Year   3 Year   5 Year  10 Year  Inception
                          ------  ------   ------   -------  ---------
      Growth Fund Class N  12.93%  (4.03)%  (3.85)%    8.40%        --%
      Growth Fund Class I  13.26   (3.79)      --        --      (2.45)(c)

                            --------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from October 1, 1999
                               (Commencement of Operations) to December 31,
                               1999.
                            (c)For the period from October 1, 1999 to June 30,
                               2004.


                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

       Growth Fund -   Russell 3000/R/       S&P 500
         Class N         Growth Index         Index
1993     $10,000           $10,000           $10,000
1994      10,600            10,200            10,100
1995      13,700            14,000            13,900
1996      16,200            17,000            17,100
1997      19,500            21,900            22,900
1998      24,800            29,600            29,400
1999      29,700            39,600            35,600
2000      27,500            30,700            32,300
2001      23,800            24,700            28,500
2002      17,600            17,800            22,200
2003      21,800            23,300            28,600
6/04      21,800            23,900            29,500


Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000(R) Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on June 30, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

6   Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

--------------------------------------------------- --------
Shares                                                 Value
--------- ----------------------------------------- --------

Common Stocks
Information Technology--32.3%
  288,200 *BEA Systems, Inc........................ $  2,369
   89,900 CDW Corporation..........................    5,732
   94,700 *Cognos, Inc.+...........................    3,424
  224,900 *Dell, Inc...............................    8,056
   49,000 *Digital Insight, Inc....................    1,016
  398,100 *EMC Corporation.........................    4,538
  243,200 First Data Corporation...................   10,827
  136,400 *Intuit, Inc.............................    5,262
  138,525 *Iron Mountain, Inc......................    6,685
  179,525 *Jabil Circuit, Inc......................    4,520
  124,700 Linear Technology Corporation............    4,922
  157,800 Paychex, Inc.............................    5,346
  201,900 SAP AG-ADR...............................    8,442
  172,700 *Skillsoft Plc-ADR.......................    1,313
   37,500 StarTek, Inc.............................    1,343
  308,600 *SunGard Data Systems, Inc...............    8,024
  838,651 Taiwan Semiconductor Mfg. Co. Ltd.--ADR..    6,969
                                                    --------
                                                      88,788
                                                    --------
Health Care--26.2%
  100,200 Alcon, Inc.+.............................    7,881
  110,000 *Amgen, Inc..............................    6,003
  182,700 *Axcan Pharma, Inc.+.....................    3,855
  102,175 Eli Lilly & Company......................    7,143
   78,400 *Express Scripts, Inc., Class "A"........    6,212
   73,900 *Integra LifeSciences Holding Corporation    2,606
  171,800 Medtronic, Inc...........................    8,370
  242,275 Pfizer, Inc..............................    8,305
   81,200 *ResMed, Inc.............................    4,138
  117,900 UnitedHealth Group, Inc..................    7,339
  113,500 *Zimmer Holdings, Inc....................   10,011
                                                    --------
                                                      71,863
                                                    --------
Industrials and Services--12.0%
  101,500 C.H. Robinson Worldwide, Inc.............    4,653
  213,196 Danaher Corporation......................   11,054
  140,000 *Education Management Corporation........    4,600
  171,000 *Knight Transportation, Inc..............    4,913
  159,500 *Labor Ready, Inc........................    2,472
  103,300 *Ryanair Holdings plc--ADR...............    3,386
   15,900 Strayer Education, Inc...................    1,774
                                                    --------
                                                      32,852
                                                    --------

----------
*Non-income producing securities
ADR = American Depository Receipt
+ = U.S. listed foreign security

---------------------------------------------- --------
Shares                                            Value
--------- ------------------------------------ --------

Common Stocks--(continued)
Consumer Discretionary--11.8%
  185,350 *Bed, Bath & Beyond, Inc............ $  7,127
  141,700 *CarMax, Inc........................    3,099
   98,075 *Cox Communications, Inc., Class "A"    2,725
  108,900 *Entercom Communications Corporation    4,062
  161,550 Family Dollar Stores, Inc...........    4,914
  106,550 Harley-Davidson, Inc................    6,600
   89,900 *Kohl's Corporation.................    3,801
                                               --------
                                                 32,328
                                               --------
Financials--8.0%
  165,205 SEI Investments Company.............    4,798
  174,050 SLM Corporation.....................    7,040
  138,650 State Street Corporation............    6,799
   43,500 XL Capital Ltd., Class "A"+.........    3,283
                                               --------
                                                 21,920
                                               --------
Consumer Staples--3.4%
  175,200 PepsiCo, Inc........................    9,440
                                               --------
Energy--2.7%
   66,700 Apache Corporation..................    2,905
  178,300 Suncor Energy, Inc.+................    4,566
                                               --------
                                                  7,471
                                               --------
Materials--2.3%
  200,600 Ecolab, Inc.........................    6,359
                                               --------
Total Common Stock--98.7%
 (cost $217,557)..............................  271,021
                                               --------
Investment in Affiliate
3,273,228 William Blair Ready Reserves Fund...    3,273
                                               --------
Total Investment in Affiliate--1.2%
 (cost $3,273)................................    3,273
                                               --------
Total Investments--99.9%
 (cost $220,830)..............................  274,294
Cash and other assets, less liabilities--0.1%.      319
                                               --------
Net assets--100.0%............................ $274,613
                                               ========

                See accompanying Notes to Financial Statements.

June 30, 2004                                            William Blair Funds  7

[PHOTO]

FULLER

Mark A. Fuller III

[PHOTO]

PUSINELLI

Gregory J. Pusinelli

--------------------------------------------------------------------------------
TAX-MANAGED GROWTH FUND
--------------------------------------------------------------------------------

The Tax-Managed Growth Fund invests primarily in a diversified portfolio of common stocks of domestic growth companies with sustainable, above-average growth from one business cycle to the next.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year? How did the Fund's performance compare to its benchmark?

For the six-month period ended June 30, 2004, the Tax-Managed Growth Fund posted a 1.07% gain on a total return basis (Class N Shares). By comparison, the Fund's benchmark, the Russell 3000(R) Growth Index increased 2.96% and the Standard & Poor's 500 Stock Index gained 3.44%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund's underperformance versus the benchmark?

Weakness in two sectors--Consumer Discretionary and Information Technology were largely responsible for the Fund's underperformance versus its benchmark at mid-year.

The speculative, lower quality stock rally that dominated the equity markets in 2003 spilled over into early 2004. As we have stated, most of last year's top-performing stocks were lower-quality and more speculative companies with no demonstrated history of earnings growth. Investors believed these companies would be the greatest beneficiaries of an economic and stock market recovery. The majority of these types of companies, however, do not fit our high quality growth criteria.

In the latter half of the first quarter, higher quality issues such as those the Fund invests in began to close the performance gap with their lower quality counterparts. We believe investors began to move towards more predictable businesses with solid, demonstrated track records of earnings growth. These companies will be the best equipped to effectively manage their businesses in a more temperate economic climate.

The equity markets moved sideways during the second quarter, as the major stock market indexes moved in a trading range for weeks ahead of the Federal Reserve's policy-making Open Market Committee meeting on June 30. The mood was a subdued one as investors mulled over the prospects for rising interest rates, inflation and the tenuous situation in Iraq.

What were among the best performing sectors for the Fund? Were there any investment themes that produced the best results?

The Industrials and Healthcare sectors were where the Fund had its best performers, with Industrial stocks, in particular, benefiting from signs of strength in the economy. Three of the second quarter's top six performing issues were Industrials, including Expeditors International, a transportation and logistics company focused on imports from the Far East; Knight Transportation, a trucking company; and Choicepoint, a company which conducts background security checks for firms hiring new employees. As employment numbers have grown, Choicepoint has seen greater demand for its services.

8  Semi-Annual Report                                             June 30, 2004

Within the Healthcare sector, Alcon, Stryker and Zimmer Holdings also were strong performers. Alcon is a global leader in developing, manufacturing, and selling ophthalmology drugs, supplies, and surgical devices, and also sells consumer eye-care products such as contact lens-cleaning solution. Stryker and Zimmer Holdings are both firms involved in the design and manufacture of orthopedic products and devices.

The Fund's best performing investment--for both the second quarter as well as the year-to-date period--was Whole Foods, in the Consumer Staples sector. The company has benefited from the heightened focus by consumers on eating healthier foods, and to a lesser extent as consumers and investors avoided supermarket retailers involved in recent labor disputes. Whole Foods also dominates a market segment in which there is no strong "number two" competitor.

What were among the weakest performing sectors for the Fund? Were there any investments that did not measure up to your expectations?

As previously mentioned, the Consumer Discretionary and Information Technology sectors accounted for most of the weakness in the Fund's portfolio.

The worst-performing issue for the quarter as well as the year-to-date period was Vistacare, in the Health Care sector. Vistacare is a hospice-care provider which has grown rapidly since the company first went public in 2003. The company has seen a slowdown in admissions growth, partly due to a reorganization of its sales force and sales process. As a result, the company has lowered its earnings "guidance" (forecasts) going forward. We believe this company is facing a challenging and more competitive market environment in the near-term, as the business attracts new entrants and is subjected to downward pricing pressure. We will be closely monitoring the company to see if Vistacare has hit a "pothole" in the road, or if its business is undergoing a fundamental change.

CarMax was the second worst-performing stock. CarMax was hurt by continued dealer incentives for new cars, as well as rising used car prices. The price increase in used cars is attributed to the low cost of financing new cars, which results in a decrease in leased cars. Fewer leased cars means that fewer used cars are returned to dealer fleets when the leases expire. Finally, a number of current car owners have negative "equity" in their cars as the value of their car loans exceeds the trade-in value of their vehicles. We nonetheless remain convinced that the rationale for originally investing in CarMax is intact: the company has an excellent management team, it has a superior business proposition for consumers, no dominant competitors, and the company is still in the very early stage of significant long-term growth.

Other poor performers included Weight Watchers, which reflected migrating consumer preferences to try out other dieting alternatives, such as the current "low-carb" diet fad, and Family Dollar Stores, whose customers have been hurt by the recent rise in energy prices. Family Dollar customers' disposable income is disproportionately impacted by higher gasoline prices, so an increase at the pump means that its customers will have less to spend in their stores.

Lastly, Technology was a volatile sector during the first quarter, and many of the chip manufacturers came under pressure, with some profit-taking occurring amid impressions that demand might be moderating along with growth in the economy.

What is your current strategy? How is the Fund positioned?

Unlike the speculative market environment of 2003, the stock market has shifted this year towards profitable companies with good balance sheets and higher returns on invested capital. It is an environment in which we expect our high quality growth emphasis to have a greater impact on performance.

June 30, 2004                                            William Blair Funds  9

With the economic recovery on solid footing, we are evaluating our industry focus and companies that will stand to benefit from the expansion in the economy. As we search for promising candidates for the Fund's portfolio of investments, we intend to maintain reasonable weightings in different sectors, and are not inclined to change our over- or under-weighting in any particular area.

We remain committed to our Consumer Discretionary holding in spite of the weakness in that sector. One sector we will be closely monitoring is Media, where two of our holdings, Univision and Clear Channel, are not experiencing the increase in ad spending we would expect at this point in the economic recovery compared to historic trends, especially in advance of the upcoming presidential election.

As always, we will continue to focus on and emphasize high-quality names that we believe will serve our investors well.

10  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Tax-Managed Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights

--------------------------------------------------------------------------------


                             Annual Total Return
                            --------------------------------------

                                6/30/2004(a)    2003     2002     2001     2000 1999(a)(b)
                                ------------  -----  ------   ------   ------   ----------
Tax-Managed Growth Fund Class N         1.07% 22.59% (24.37)% (10.02)%  (0.98)%       1.80%
Tax-Managed Growth Fund Class I         1.29  22.83  (24.12)   (9.79)   (0.69)        1.80
Russell 3000(R) Growth Index...         2.96  30.97  (28.03)  (19.63)  (22.42)        0.79
S&P 500 Index..................         3.44  28.68  (22.10)  (11.88)   (9.11)        0.85

                            --------------------------------------
                             Average Annual Total Return at 6/30/2004
                            --------------------------------------

                                                                Since
                                        1 Year   3 Year  Inception(c)
                                        ------  ------   ------------
        Tax-Managed Growth Fund Class N  14.40%  (2.53)%        (3.54)%
        Tax-Managed Growth Fund Class I  14.80   (2.26)         (3.26)

                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from December 27, 1999
                               (Commencement of Operations) to December 31,
                               1999.
                            (c)For the period from December 27, 1999 to June
                               30, 2004.


                            Illustration of an assumed investment of $10,000

                                    [CHART]

                 12/27/99    6/00   12/00     6/01   12/01     6/02   12/02    6/03    12/03     6/04
Tax-Managed
Growth Fund
Class N          $10,000   10,400  10,100    9,200   9,100    7,600   6,900   7,400    8,400    8,500

Russell 3000(R)
Growth Index     $10,000   10,500   7,800    6,800   6,300    5,000   4,500   5,100    5,900    6,100

S&P 500 Index    $10,000   10,000   9,200    8,600   8,100    7,000   6,300   7,000    8,100    8,400





Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000(R) Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on June 30, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.


June 30, 2004                                           William Blair Funds  11

--------------------------------------------------------------------------------
Tax-Managed Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

--------------------------------------------- ------
Shares                                         Value
------ -------------------------------------- ------

Common Stocks
Health Care--21.3%
2,115  Alcon, Inc.+.......................... $  166
  805  Allegran, Inc.........................     72
1,855  *Amgen, Inc...........................    101
2,265  *Express Scripts, Inc., Class "A".....    179
1,425  Guidant Corporation...................     80
3,675  Pfizer, Inc...........................    126
3,190  *ResMed, Inc..........................    163
1,400  Stryker Corporation...................     77
2,260  *Vistacare, Inc., Class "A"...........     42
2,390  *Zimmer Holdings, Inc.................    211
                                              ------
                                               1,217
                                              ------
Information Technology--21.2%
5,775  *BISYS Group..........................     81
1,380  *Caci International, Inc., Class "A"..     56
1,640  CDW Corporation.......................    105
3,240  First Data Corporation................    144
2,955  *Fiserv, Inc..........................    115
3,165  *Intuit, Inc..........................    122
3,595  *Jabil Circuit, Inc...................     90
2,610  Microchip Technology, Inc.............     82
3,930  Microsoft Corporation.................    112
1,740  Paychex, Inc..........................     59
4,495  *SunGard Data Systems, Inc............    117
8,539  Taiwan Semiconductor Mfg. Co. Ltd--ADR     71
1,790  Xilinx, Inc...........................     60
                                              ------
                                               1,214
                                              ------
Consumer Discretionary--17.7%
2,100  *Bed, Bath & Beyond, Inc..............     80
2,750  *CarMax, Inc..........................     60
2,200  Clear Channel Communications..........     81
4,200  *Comcast Corporation, Class "A".......    116
3,355  Family Dollar Stores, Inc.............    102
3,280  *InterActiveCorp......................     99
  990  *Kohl's Corporation...................     42
2,925  Lowe's Companies, Inc.................    154
2,135  Regis Corporation.....................     95
1,840  *Univision Communications, Inc........     59
3,695  *Williams-Sonoma, Inc.................    122
                                              ------
                                               1,010
                                              ------
Industrials and Services--16.8%
2,485  C.H. Robinson Worldwide, Inc..........    114
1,400  *ChoicePoint, Inc.....................     64

----------
* Non-income producing securities
ADR = American Depository Receipt
+ = US. listed foreign security

----------------------------------------------- ------
Shares                                            Value
------ ---------------------------------------- ------

Common Stocks--(continued)
Industrials and Services--(continued)
4,030  Danaher Corporation..................... $  209
2,475  Expeditors International of Washington..    122
3,170  Fastenal Company........................    180
3,605  General Electric Company................    117
2,370  *Knight Transportation, Inc.............     68
2,725  *Ryanair Holdings plc--ADR..............     90
                                                ------
                                                   964
                                                ------
Financials--9.7%
2,240  American International Group............    160
2,270  Investors Financial Services Corporation     99
2,145  Moody's Corporation.....................    138
1,665  State Street Corporation................     82
1,010  XL Capital Ltd., Class "A"+.............     76
                                                ------
                                                   555
                                                ------
Consumer Staples--7.3%
1,110  Colgate-Palmolive Company...............     65
3,115  PepsiCo, Inc............................    168
2,395  Walgreen Co.............................     87
1,040  Whole Foods Market, Inc.................     99
                                                ------
                                                   419
                                                ------
Materials--5.0%
5,930  Airgas, Inc.............................    142
2,320  Ecolab, Inc.............................     74
1,810  Praxair, Inc............................     72
                                                ------
                                                   288
                                                ------
Energy--2.7%
6,060  Suncor Energy, Inc.+....................    155
                                                ------
Total Common Stock--101.7%
 (Cost $4,545).................................  5,822
                                                ------
Investment in Affiliate
1,598  William Blair Ready Reserves Fund.......      2
                                                ------
Total Investment in Affiliate--0.1%
 (Cost $2).....................................      2
                                                ------
Total Investments--101.8%
 (Cost $4,547).................................  5,824
Liabilities plus cash and other assets--(1.8)%.   (104)
                                                ------
Net assets--100.0%............................. $5,720
                                                ======

                See accompanying Notes to Financial Statements.

12  Semi-Annual Report                                            June 30, 2004

[PHOTO]

BARBER

Rocky Barber

[PHOTO]

JOSTRAND

John F. Jostrand

     [PHOTO]

Norbert W. Truderung



Norbert W. Truderung

--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

The Large Cap Growth Fund invests primarily in common stocks of large domestic growth companies of high quality that have demonstrated sustained growth over a long period of time.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year? How did the Fund's performance compare to its benchmark?

The Large Cap Growth Fund posted a 0.84% decrease on a total return basis (Class N Shares) for the six months ended June 30, 2004. By comparison, the Fund's benchmark, the Russell 1000 Growth(R) Index, increased 2.74%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund's underperformance versus the benchmark?

During the first few months of 2004 the market seemed to be digesting the gains achieved in 2003. With respect to the Fund's first half, one major element of the Large Cap Growth Fund's underperformance to the Russell 1000(R) Growth Index came in the technology sector. As is frequently true, the technology sector proved a challenging place to invest, with various sub-categories turning in widely disparate returns. Internet services stocks continued to enjoy strong appreciation, while computer hardware companies were up modestly and semiconductors were in negative territory.

As we mentioned before, low quality, low price stocks ruled the performance derby in 2003. Most of these stocks outperformed based on expectations that these companies would stand to benefit the most from an economic recovery. Consistent with our philosophy, these low quality growth stocks, however, do not meet our Fund's investment criteria.

Late in the first quarter, with the tempo of the economy slowing, higher quality stocks did begin to show signs of strength. Companies with interest rate sensitivity, particularly financial and consumer discretionary stocks were also laggards as concerns loomed with the Federal Reserve set to raise interest rates. Although the Fund underperformed early in the first quarter as the low-quality winners of 2003 had one last run, the Fund outperformed when the market weakened. By the end of the first quarter, the Fund worked back to almost even with its benchmark.

What were among the best performing sectors for the Fund? Were there any investment themes that produced the best results?

The Health Care sector was the largest contributor to our performance. Within the Health Care sector, Alcon and Zimmer Holdings continue to be strong outperformers with second quarter returns of 24% and 20% respectively. Alcon, the global medical company that specializes in eye care related products, continues to execute its business strategy. Alcon's most recent quarter saw earnings gains of 35% spread throughout each of its divisions. We are confident that Alcon will continue to gain market share and increase sales per account with new products continuing to come to market. Zimmer's orthopedic sales remain robust. We expect strong double-digit earnings growth through 2006. Pricing remains favorable, and the demographic backdrop (aging baby-boomers) should extend revenue growth.

June 30, 2004                                           William Blair Funds  13

What were among the weakest performing sectors for the Fund? Were there any investments that did not measure up to your expectations?

BEA Systems, a software company, proved a significant detractor from performance. Our initial rationale for the purchase was BEA's dominant software offering. Although we still believe its products have relative strengths, customers are currently indicating a stronger interest in purchasing lower-priced (and in our opinion, lower quality) bundled software offerings.

The Fund's consumer discretionary holdings did not keep pace with the overall market. Cox Communication was the largest detractor during the first half of the year. With the majority of the costs associated with the deployment of the next generation of cable behind them, the cable companies' balance sheets are in much better shape. However the market is now concerned with satellite's growing subscriber companies becoming more of a competitor.

What is your current strategy? How is the Fund positioned?

The next boost to the economy is more likely to come from corporate spending, as many companies now have record levels of cash. We expect as consumer spending slows, the corporate sector will take the baton and increase capital expenditures. As business executives' optimism increases, we believe they will begin to increase their profit reinvestment or raise their dividends to shareholders. To facilitate the reinvestment, businesses will have to increase hiring, which should modestly revitalize consumer spending.

Our recent increase in Danaher illustrates our positioning given our outlook for increased capital spending. Danaher's diversified industrial customer base has a much stronger balance sheet than in years past. To maintain their growth, Danaher's customers will need to reinvest in its businesses.

Earnings strength remained positive into the end of the first half. However, we are now entering the point of the earnings cycle where relatively easy comparisons are over and companies' earnings acceleration slows. In our opinion, earnings will remain solid; however, they will likely slow to the approximate historical trend line growth. As this transition occurs, quality growth tends to outperform the leveraged, lower quality companies as higher interest rates make financing more challenging.

14  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------


                             Annual Total Return
                            --------------------------------------

                              6/30/2004(a)     2003     2002     2001     2000 1999(a)(b)
                              ------------   -----  ------   ------   ------   ----------
Large Cap Growth Fund Class N        (0.84)% 23.54% (28.57)% (20.47)% (16.67)%       1.40%
Large Cap Growth Fund Class I        (0.83)  24.27  (28.49)  (20.43)  (16.47)        1.40
Russell 1000(R) Growth Index.         2.74   29.75  (27.88)  (20.42)  (22.42)        0.46

                            --------------------------------------
                             Average Annual Total Return at 6/30/2004
                            --------------------------------------

                                                               Since
                                       1 Year   3 Year  Inception(c)
                                       ------  ------   ------------
         Large Cap Growth Fund Class N  12.21%  (6.05)%       (11.10)%
         Large Cap Growth Fund Class I  12.50   (5.86)        (10.90)

                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from December 27, 1999
                               (Commencement of Operations) to December 31,
                               1999.
                            (c)For the period from December 27, 1999 to June
                               30, 2004.



               Illustration of an assumed investment of $10,000

                                     [CHART]

                Large Cap
               Growth Fund    Russell 1000/R/
                 Class N       Growth Index
12/27/99        $10,000         $10,000
    6/00         10,100          10,500
   12/00          8,500           7,800
    6/01          7,100           6,700
   12/01          6,700           6,200
    6/02          5,400           4,900
   12/02          4,800           4,500
    6/03          5,200           5,100
   12/03          5,900           5,800
    6/04          5,900           6,000


Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000(R) Growth Index consists of large-capitalization companies with above average-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on June 30, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2004                                           William Blair Funds  15

--------------------------------------------------------------------------------
Large Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

----------------------------------------------- ------
Shares                                           Value
------- --------------------------------------- ------

Common Stocks
Information Technology--28.1%
 10,050 *BEA Systems, Inc...................... $   83
  7,450 *Dell, Inc.............................    267
  9,600 *EMC Corporation.......................    110
  6,500 First Data Corporation.................    289
  3,450 *Intuit, Inc...........................    133
  3,935 Linear Technology Corporation..........    155
  3,400 Paychex, Inc...........................    115
  5,475 SAP AG--ADR............................    229
  8,635 *SunGard Data Systems, Inc.............    225
 19,052 Taiwan Semiconductor Mfg. Co. Ltd.--ADR    158
                                                ------
                                                 1,764
                                                ------
Health Care--24.7%
  2,500 Alcon, Inc.+...........................    197
  3,285 *Amgen, Inc............................    179
  2,255 Eli Lilly & Company....................    158
  4,790 Medtronic, Inc.........................    233
  9,465 Pfizer, Inc............................    324
  3,740 UnitedHealth Group, Inc................    233
  2,550 *Zimmer Holdings, Inc..................    225
                                                ------
                                                 1,549
                                                ------
Consumer Discretionary--12.8%
  5,200 *Bed, Bath & Beyond, Inc...............    200
  3,685 Clear Channel Communications, Inc......    136
  7,000 *Cox Communications, Inc., Class "A"...    195
  2,300 Harley-Davidson, Inc...................    142
  3,000 *Kohl's Corporation....................    127
                                                ------
                                                   800
                                                ------
Financials--10.6%
  2,250 Federal National Mortgage Association..    160
  6,000 SLM Corporation........................    243
  3,770 State Street Corporation...............    185
    975 XL Capital Ltd., Class "A" +...........     74
                                                ------
                                                   662
                                                ------

----------
* Non-income producing securities
+ U.S. listed foreign security
ADR = American Depository Receipt

--------------------------------------------  ------
Shares                                         Value
---------  ---------------------------------- ------

Common Stocks--(continued)
Consumer Staples--10.5%
  2,900    Avon Products, Inc................ $  134
  3,150    PepsiCo, Inc......................    170
  2,600    Wal-Mart Stores, Inc..............    137
  6,025    Walgreen Co.......................    218
                                              ------
                                                 659
                                              ------
Industrials and Services--7.0%
  5,212    Danaher Corporation...............    270
  5,150    General Electric Company..........    167
                                              ------
                                                 437
                                              ------
Energy--2.3%
  1,450    Apache Corporation................     63
  3,250    Suncor Energy, Inc.+..............     83
                                              ------
                                                 146
                                              ------
Materials--2.3%
  4,550    Ecolab, Inc.......................    144
                                              ------
Total Common Stock--98.3%
 (cost $5,382)...............................  6,161
                                              ------
Investment in Affiliate
106,899    William Blair Ready Reserves Fund.    107
                                              ------
Total Investment in Affiliate--1.7%
 (cost $107).................................    107
                                              ------
Total Investments--100.0%
 (cost $5,489)...............................  6,268
Cash and other assets, less liabilities--0.0%     --
                                              ------
Net assets--100.0%........................... $6,268
                                              ======

                See accompanying Notes to Financial Statements.

16  Semi-Annual Report                                            June 30, 2004

[PHOTO]

Michael P. Balkin

Michael P. Balkin

[PHOTO]

BREWER

Karl W. Brewer

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

The Small Cap Growth Fund invests primarily in common stocks of small domestic growth companies and are expected to experience solid growth in earnings.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year? How did the Fund's performance compare to its benchmark?

The Small Cap Growth Fund posted a 11.54% gain on a total return basis (Class N Shares) for the six months ended June 30, 2004, significantly ahead of its primary benchmark, the Russell 2000(R) Growth Index, which increased 5.68% during the period, and the Russell 2000(R) Index, which rose 6.76%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund's outperformance versus the benchmark?

When compared to its benchmark, the Small Cap Growth Fund had outperformance in every significant sector (i.e., sectors with over a 5% weight in the Russell 2000(R) Growth Index) in the first half of the year.

Small cap stocks were again the best performing asset class in the first quarter as the Russell 2000(R) Index closed at an all time high versus the S&P 500 on a trailing 52-week relative return basis. In the second quarter, the Russell 2000(R) achieved its fifth consecutive up quarter in a row, which had not happened since 1995-96, when the Russell 2000(R) posted six consecutive positive quarters. A change in leadership occurred in the second quarter, as the larger capitalization stocks, as measured by the S&P 500 and Russell 1000 Indices, modestly outpaced the small cap stocks. In contrast to 2003, the most significant impact on the Russell 2000(R) Growth's performance in the first half of the year came from the larger market cap companies in the index as investors shifted their focus away from the more speculative, low-priced micro cap stocks. In the Fund, stock selection in the middle of the small capitalization range was a large benefit to relative performance.

While the small cap markets were relatively strong in the first quarter, the second quarter witnessed a more turbulent period. Following a negative start in April and early May, the equity markets turned in the middle of the second quarter and ended in positive territory. Mixed signals on the economic and political fronts created increased volatility and uncertainty during the period. With continued instability in the Middle East contributing to higher oil prices, energy stocks performed well in the second quarter both for the benchmark and the Fund. With the virtually "pre-announced" 0.25% increase in rates by the Federal Reserve, and some remaining concerns about future rate increases, Financial Services, Consumer and Technology stocks in the Russell 2000(R) Growth Index were hit the hardest in the quarter.

Which sectors enhanced the Fund's return? What were among the best performing investments for the Fund?

The Fund outperformed the benchmark in most sectors, including all of the four major sectors (Consumer Discretionary, Healthcare, Technology and Financial Services) during the first half of the year. The Fund's most significant contributors to absolute performance for the first half of the year were in the Consumer Discretionary and Health Care Sectors, while Technology was the largest contributor to relative performance. The Fund was slightly

June 30, 2004                                           William Blair Funds  17
overweight the Energy sector and our holdings outperformed those in the benchmark. Quicksilver Resources, Inc., a natural gas producer focused primarily on the western United States and Canada, was one of our top contributors to performance. The stock was up significantly in the second quarter due to a combination of successful drilling on several key properties along with an overall strong energy market.

The Health Care sector was our biggest contributor to performance in the second quarter and the second largest contributor for the first half of 2004. Although we had a slight underweight in the group relative to the benchmark, our strong stock selection allowed us to significantly outperform the index. Performance was led by three medical device companies (Cyberonics, Kensey Nash Corporation and Integra LifeSciences).

Were there any investment strategies or themes that did not measure up to your expectations?

While there were no major themes or sectors that disappointed us in the first half, there were individual stocks that performed poorly. Examples of weaker performing stocks include: Vistacare, Inc., a hospice care provider; Alliance Gaming, a casino operator; Asyst Technologies, a manufacturer of ultra-clean semi-conductor systems. In each case, the company gave disappointing earnings guidance, causing the stocks' price to decline.

What is your current strategy? How is the Fund positioned?

While we were pleased with our performance at mid-year, we believe that the second half of the year could be a more difficult environment. Concerns over higher interest rates, continued instability in the Middle East, increasing energy prices and a slowdown in consumer spending could create some headwinds. Also, uncertainty regarding the outcome of the upcoming Presidential election is likely to create increased volatility in the market. Given these issues, we anticipate that the market could remain in a trading range over the next several quarters. Regardless of overall market trends, we will continue to seek smaller capitalization companies that generally offer interesting opportunities for growth. We believe that the Fund is well positioned for what we think is a "stock pickers" type of market.

18  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

                            Annual Total Return
                            --------------------------------------

                              6/30/2004(a)    2003     2002   2001    2000 1999(a)(b)
                              ------------  -----  ------   -----  ------  ----------
Small Cap Growth Fund Class N        11.54% 61.88% (17.25)% 25.99%  33.68%       1.90%
Small Cap Growth Fund Class I        11.67  62.15  (17.00)  26.33   33.87        1.90
Russell 2000(R) Growth Index.         5.68  48.54  (30.26)  (9.23) (22.43)       5.22
Russell 2000(R) Index........         6.76  47.25  (20.48)   2.49   (3.02)       4.26

                            --------------------------------------
                             Average Annual Total Return at 6/30/2004
                            --------------------------------------

                                                               Since
                                        1 Year  3 Year  Inception(c)
                                        ------  ------  ------------
          Small Cap Growth Fund Class N  44.36%  16.30%        23.21%
          Small Cap Growth Fund Class I  44.64   16.59         23.48

                            --------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from December 27, 1999
                               (Commencement of Operations) to December 31,
                               1999.
                            (c)For the period from December 27, 1999 to June
                               30, 2004.

                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distribution

                                    [CHART]

                                               Russell
                                Small Cap      2000(R)       Russell
                               Growth Fund     Growth        2000(R)
                                 Class N        Index         Index
12/99                           $10,000        $10,000       $10,000
6/00                             14,900         10,700        10,700
12/00                            13,600          8,200        10,100
6/01                             16,300          8,200        10,800
12/01                            17,200          7,400        10,400
6/02                             16,400          6,100         9,900
12/02                            14,200          5,200         8,200
6/03                             17,800          6,200         9,700
12/03                            23,000          7,700        12,100
6/04                             25,600          8,100        13,000


IPOs made significant contributions to the performance of the Fund in the year 2000. There can be no assurance that such contributions will continue. Recent market volatility has significantly impacted performance and the Fund's current performance may be more or less than that shown.

Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

The Russell 2000(R) Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000(R) Index.

This report identifies the Fund's investments on June 30, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2004                                           William Blair Funds  19

--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

----------------------------------------------------- --------
Shares                                                   Value
--------- ------------------------------------------- --------

Common Stocks
Consumer Discretionary--38.6%
  416,065 *4 Kids Entertainment, Inc................. $  9,952
  380,575 *Alliance Gaming Corporation...............    6,531
1,138,630 *Casual Male Retail Group, Inc.............    8,312
  358,100 *Century Casinos, Inc......................    1,952
  191,047 *Charles River Associates..................    5,913
1,079,355 *chinadotcom corporation +.................    7,966
  326,195 *Corrections Corporation of America........   12,881
  343,830 *Cross Country Healthcare, Inc.............    6,241
  395,710 *Cumulus Media, Inc., Class "A"............    6,652
  203,700 *Elizabeth Arden, Inc......................    4,286
  313,580 *Emmis Communications Corporation,
           Class "A".................................    6,579
1,266,025 *eUniverse, Inc............................    2,811
  220,560 *FirstService Corporation +................    5,514
  358,650 Fred's, Inc................................    7,923
  114,235 *Getty Images, Inc.........................    6,854
  203,925 *Guitar Center, Inc........................    9,068
  670,515 *Kforce, Inc...............................    6,330
  678,630 *Labor Ready, Inc..........................   10,519
  493,020 *Laureate Education, Inc...................   18,853
1,878,430 *Lions Gate Entertainment Corporation+.....   13,111
  283,935 *Multimedia Games, Inc.....................    7,615
  375,520 Ruby Tuesday, Inc..........................   10,308
  429,870 *Scientific Games Corporation, Class "A"...    8,228
  308,661 *Shuffle Master, Inc.......................   11,207
  724,720 *SkillSoft plc--ADR........................    5,508
  287,920 Speedway Motorsports, Inc..................    9,628
  225,680 StarTek, Inc...............................    8,079
   74,570 Strayer Education, Inc.....................    8,320
  363,100 *TiVo, Inc.................................    2,574
  640,380 *ValueClick, Inc...........................    7,671
  463,005 *ValueVision Media, Inc., Class "A"........    6,028
  623,600 World Wrestling Entertainment, Inc.........    7,951
                                                      --------
                                                       251,365
                                                      --------
Health Care--19.8%
  193,588 *Accredo Health, Inc.......................    7,540
  385,900 *American Healthways, Inc..................   10,273
  757,770 *Axcan Pharma, Inc.+.......................   15,989
  916,940 *Cell Therapeutics, Inc....................    6,758
  393,280 *Connectics Corporation....................    7,944
1,228,019 *Discovery Partners International, Inc.....    6,263
  144,010 *Icon PLC--ADR.............................    6,335
  371,775 *Intergra Lifesciences Holdings Corporation   13,113
  240,755 *Kensey Nash Corporation...................    8,306
  297,340 *Lifepoint Hospitals, Inc..................   11,067
  331,325 *Matria Healthcare, Inc....................    8,306
  357,720 *Sangamo Biosciences, Inc..................    2,153
  144,770 *Taro Pharmaceutical Industries, Inc. +....    6,297
  345,795 *Telik, Inc................................    8,254
3,051,885 *VitalWorks, Inc...........................   10,560
                                                      --------
                                                       129,158
                                                      --------
Technology--18.2%
  485,990 *AMIS Holdings, Inc........................    8,223
  629,590 *Answerthink, Inc..........................    3,607

----------
*Non-income producing securities
**Security Fair Valued pursuant to Valuation Procedures adopted by Board of Trustees.
ADR = American Depository Receipt
+ = U.S. listed foreign security
++ = Restricted security. The Fund purchased 507,788 restricted shares on May 18, 2003 at a cost of $6,136 (in thousands). The value of the Fund's holding was 0.75% of net assets at June 30, 2004.

--------------------------------------------------- --------
Shares                                                 Value
---------- ---------------------------------------- --------

Common Stocks--(continued)
Technology--(continued)
   469,140 *Artisan Components, Inc................ $ 12,104
   776,280 *Aspen Technology, Inc..................    5,636
   198,655 Harris Corporation......................   10,082
   936,300 *LCC International, Inc., Class "A".....    4,588
 2,463,900 *Loudeye Corporation....................    3,890
   502,450 *Mercury Computer Systems, Inc..........   12,461
    19,540 *Nuance Communications, Inc.............       89
   316,530 *Open Solutions, Inc....................    7,907
   338,775 *Open Text Corporation+.................   10,807
   723,710 *OPNET Technologies, Inc................    9,480
 1,583,985 *Scansoft, Inc..........................    7,841
   297,030 *Semtech Corporation....................    6,992
   807,788 *Ultimate Software Group, Inc.**++......    7,763
   314,785 *WebEx Communications, Inc..............    6,850
                                                    --------
                                                     118,320
                                                    --------
Financial Services--10.1%
   197,195 *Affiliated Managers Group, Inc.........    9,933
   400,285 *Commercial Capital Bancorp, Inc........    6,953
   449,890 *Credit Acceptance Corp.................    6,780
   491,657 *Electronic Clearing House..............    4,573
   279,840 *Euronet Worldwide, Inc.................    6,473
   128,840 Global Payments, Inc....................    5,800
   226,350 Investors Financial Services Corporation    9,864
   341,095 National Financial Partners Corporation.   12,030
   361,130 *Rewards Network, Inc...................    3,250
                                                    --------
                                                      65,656
                                                    --------
Other Energy--4.4%
   330,335 *Comstock Resources, Inc................    6,428
 1,698,955 *Gasco Energy, Inc......................    3,313
 1,342,360 *Grey Wolf, Inc.........................    5,692
    99,530 *Quicksilver Resources, Inc.............    6,676
   185,245 *Ultra Petroleum Corporation............    6,915
                                                    --------
                                                      29,024
                                                    --------
Producer Durables--3.0%
   607,180 *Crown Castle International Corporation.    8,956
   242,450 *Providence Service Corporation.........    4,556
   377,480 *Ultratech, Inc.........................    6,145
                                                    --------
                                                      19,657
                                                    --------
Materials and Processing--2.6%
   437,795 Airgas, Inc.............................   10,468
 1,039,610 *Comfort Systems USA, Inc...............    6,643
                                                    --------
                                                      17,111
                                                    --------
Utilities--0.4%
   143,800 Intrado, Inc............................    2,314
                                                    --------
Total Common Stock--97.1%
 (Cost $528,779)...................................  632,605
                                                    --------
Investment in Affiliate
14,796,841 William Blair Ready Reserves Fund.......   14,797
                                                    --------
Total Investment in Affiliate--2.3%
 (Cost $14,797)....................................   14,797
                                                    --------
Total Investments--99.4%
 (Cost $543,576)...................................  647,402
Cash and other assets, less liabilities--0.6%......    4,101
                                                    --------
Net assets--100.0%................................. $651,503
                                                    ========

                See accompanying Notes to Financial Statements.

20  Semi-Annual Report                                            June 30, 2004

[PHOTO]

Karl W. Brewer

Karl W. Brewer

   [PHOTO]

Harvey H. Bundy, III



Harvey H. Bundy, III

[PHOTO]

Robert Lanphier, IV

Robert C. Lanphier, IV

--------------------------------------------------------------------------------
SMALL-MID CAP GROWTH FUND
--------------------------------------------------------------------------------

The Small-Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small and medium-sized domestic growth companies that are expected to experience solid growth in earnings.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year? How did the Fund's performance compare to its benchmark?

The Small-Mid Cap Growth Fund gained 7.04% (Class N shares) on a total return basis for the six months ended June 30, 2004, compared with a 5.65% increase for the Fund's benchmark, the Russell 2500/TM/ Growth Index.

What were the most significant factors impacting Fund performance? What factors were behind the Fund's out-performance versus the benchmark?

The year opened with a continuation of the speculative frenzy of 2003, as the lower quality names retained their market leadership. However, as the first quarter progressed, we observed a gradual rotation toward quality growth companies.

Following a negative start in April and early May, the equity markets ended the second quarter in positive territory. Mixed signals on the economic and political fronts caused the markets to seek a clear direction during the period. Geopolitical issues also caused oil prices to rise during the quarter.

In the first half of the year, the strongest performing sectors in the Russell 2500/TM/ Growth Index were Healthcare and Energy while Technology was the only major sector to report a negative return. The Small-Mid Cap Fund's stock selection was the primary contributor to performance in the first half of the year. Healthcare and Transportation were two of the strongest performing sectors in the portfolio. While we were underweight Technology, which contributed to relative performance, we also had strong stock selection in this industry.

One of the Small-Mid Cap Fund's strongest performing holdings was Corporate Executive Board. This company provides subscription-based research and information services to senior executives in major corporations in order to enhance management practices. With relatively low capital expenditures, the company is able to significantly leverage its services and achieve high margin growth. During the softer economy, we believed that many new clients put their intentions to subscribe on hold, and would sign up for services once the economy strengthened. This thesis came to fruition as subscriptions increased significantly and the market recognized the outstanding potential for solid earnings growth.

Within the Transportation sector, three stocks that fared very well were Expeditors International, C.H. Robinson, and Knight Transportation. Along with strong managements and good business infrastructures, these companies are poised to benefit from the economic recovery as product deployment is on the rise. Due to our fundamental process and conviction in these names, we are carrying an overweight position in Transportation stocks versus the Russell 2500/TM/ Growth Index.

June 30, 2004                                           William Blair Funds  21

Which strategies did not measure up to your expectations?

Two industries in which our companies did not meet our expectations were Retailing and Technology Software. In Retailing, 99 Cents Only stores experienced a significant stock price decrease. The company had fared well in their home state of California, but ran into significant difficulty executing their strategy in their newly opened Texas sites. Another Retailing company that had some difficulty during the first half of the year was CarMax. CarMax is a company that has strong management and is well-positioned within the used car sales business, but suffered from significant competition from incentives in the new car market which severely hampered sales. The company continues to be a dominant player in this market and has an ability to be relatively flexible with its product offering, which we believe will bring their earnings back slowly over time.

Software companies Intuit and BEA Systems were also disappointments. BEA Systems disappointed investors with their earnings report. Our analysis concluded that BEA would not be able to achieve our expectations on subsequent earnings growth and we exited the position. Slowing revenue growth at Intuit disappointed investors. However, we believe that the current valuation more than discounts this trend. We are still positive on Intuit's ability to generate strong annual growth in earnings and we maintain our position in Intuit.

What is your current strategy? How is the Fund Positioned?

Our focus continues to be on selecting quality growth companies that should perform well in a moderate economic growth environment. Of the four largest sectors in the Russell 2500/TM/ Growth Index, we are currently overweight Consumer Discretionary, and underweight Technology. Healthcare and Financial Services sectors in the portfolio are relatively close to their respective benchmark weights.

22  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Small-Mid Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

                            Annual Total Return
                            --------------------------------------

                                            6/30/2004(a)  2003(a)(b)
                                            ------------  ----------
          Small-Mid Cap Growth Fund Class N         7.04%      (0.60)%
          Small-Mid Cap Growth Fund Class I         7.14       (0.60)
          Russell 2500(TM) Growth Index....         5.65       (0.61)

                            --------------------------------------
                             Average Annual Total Return at 6/30/2004
                            --------------------------------------

                                                       Since
                                                Inception(c)
                                                ------------
                  Small Cap Growth Fund Class N         6.40%
                  Small Cap Growth Fund Class I         6.50

                            --------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from December 29, 2003
                               (Commencement of Operations) to December 31,
                               2003.
                            (c)For the period from December 29, 2003 to June
                               30, 2004.

                            Illustration of an assumed investment of $10,000

                                    [CHART]

            Small-Mid Cap       Russell 2500
            Fund Class N        Growth Index
            -------------       ------------
12/03         $10,000              $10,000
 1/04          10,100               10,400
 2/04          10,300               10,400
 3/04          10,300               10,500
 4/04          10,300               10,000
 5/04          10,300               10,300
 6/04          10,600               10,500


Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forcasted growth rates.

This report identifies the Fund's investments on June 30, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2004                                           William Blair Funds  23

--------------------------------------------------------------------------------
Small-Mid Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

------------------------------------------------- ------
Shares                                             Value
------ ------------------------------------------ ------

Common Stocks
Consumer Discretionary--32.1%
 5,400 *99 Cents Only Stores..................... $   82
 4,200 *Bed, Bath and Beyond, Inc................    161
12,800 *CarMax, Inc..............................    280
 6,300 CDW Corporation...........................    402
 4,200 Cintas Corporation........................    200
 6,300 Corporate Executive Board Co..............    364
 4,700 *Corrections Corporation of America.......    186
 9,800 *Cross Country Healthcare, Inc............    178
 4,100 *Entercom Communications Corporation......    153
 6,700 Fastenal Company..........................    381
 2,600 *Getty Images, Inc........................    156
 4,400 *Guitar Center, Inc.......................    196
 4,800 *Hewitt Associates, Inc., Class "A".......    132
 6,300 *Iron Mountain, Inc.......................    304
 5,100 *Lamar Advertising Company................    221
11,400 *Laureate Education, Inc..................    436
 8,700 *O'Reilly Automotive, Inc.................    393
 4,000 *Shuffle Master, Inc......................    145
13,000 *Skillsoft PLC--ADR.......................     99
 1,500 Strayer Education, Inc....................    167
                                                  ------
                                                   4,636
                                                  ------
Health Care--19.2%
 1,700 *Atrix Labs, Inc..........................     58
14,600 *Axcan Pharma, Inc.+......................    308
10,700 *Connectics Corporation...................    216
 6,100 *Express Scripts, Inc.....................    483
 2,700 *IDEXX Laboratories, Inc..................    170
 8,300 *Integra LifeSciences Holdings Corporation    293
 5,800 *IVAX Corporation.........................    139
 4,200 *Kensey Nash Corporation..................    145
 4,700 *Medicines Company........................    144
 2,800 *Patterson Companies, Inc.................    214
 5,000 *ResMed, Inc..............................    255
 3,900 *Stericycle, Inc..........................    202
 6,400 *Telik, Inc...............................    153
                                                  ------
                                                   2,780
                                                  ------
Technology--14.9%
 5,100 Adobe Systems, Inc........................    237
 8,600 *Artisan Components, Inc..................    222
 8,300 *Cognos, Inc.+............................    300
 8,000 *Intuit, Inc..............................    309
11,200 *Jabil Circuit, Inc.......................    282
12,400 Microchip Technology, Inc.................    391
11,800 *OPNET Technologies, Inc..................    155
 3,600 Xilinx, Inc...............................    120
 1,500 *Zebra Technologies Corp., Class "A"......    130
                                                  ------
                                                   2,146
                                                  ------

----------
* Non-income producing securities
ADR = American Depository Receipt
+ = U.S. listed foreign security

------------------------------------------------ -------
Shares                                             Value
------------------------------------------------ -------

Common Stocks--(continued)
Financial Services--10.2%
  4,500 *Affiliated Managers Group.............. $   227
  5,000 East West Bancorp, Inc..................     153
  7,500 *Fiserv, Inc............................     292
  8,500 Investors Financial Services Corporation     370
 11,200 *SunGard Data Systems, Inc..............     291
  1,800 XL Capital Ltd., Class "A"+.............     136
                                                 -------
                                                   1,469
                                                 -------
Autos and Transportation--8.1%
  4,800 C.H. Robinson Worldwide, Inc............     220
  8,600 Expeditors International of Washington..     425
  4,600 Gentex Corporation......................     183
 11,700 *Knight Transportation, Inc.............     336
                                                 -------
                                                   1,164
                                                 -------
Other Energy--4.1%
  6,500 Apache Corporation......................     283
  5,600 *Smith International, Inc...............     312
                                                 -------
                                                     595
                                                 -------
Producer Durables--3.1%
 18,200 *Crown Castle International Corporation.     268
  5,200 Pentair, Inc............................     175
                                                 -------
                                                     443
                                                 -------
Materials and Processing--2.3%
 14,000 Airgas, Inc.............................     335
                                                 -------
Total Common Stock--94.0%
 (Cost $12,895).................................  13,568
                                                 -------
Investment in Affiliate
760,777 William Blair Ready Reserves Fund.......     761
                                                 -------
Total Investment in Affiliate--5.3%
 (Cost $761)....................................     761
                                                 -------
Total Investments--99.3%
 (Cost $13,656).................................  14,329
Cash and other assets, less liabilities--0.7%...     107
                                                 -------
Net assets--100.0%.............................. $14,436
                                                 =======

                See accompanying Notes to Financial Statements.

24  Semi-Annual Report                                            June 30, 2004

[PHOTO]

GREIG

W. George Greig

--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

The International Growth Fund invests primarily in common stocks of foreign growth companies of all sizes.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year? How did the Fund's performance compare to its benchmark?

The International Growth Fund posted a 2.95% gain (Class N Shares) for the six months ended June 30, 2004. By comparison, the Fund's benchmark, the MSCI All Country World (Free) except US Index, rose 4.10%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund's underperformance versus the benchmark?

The overall MSCI All Country World (Free) except US index fell modestly (0.69)% during the second quarter, but a more severe correction in Asian markets and in cyclical sectors globally impacted our relative performance.

On a regional basis, our relative emphasis on Asia (particularly emerging Asia) at the expense of Europe accounted for all of the portfolio's performance shortfall at mid-year. Asian markets continue to be viewed as extremely sensitive to global liquidity and cyclical growth, but it is worth noting that there has been no evidence of any significant slowdown in either economic growth or corporate earnings up to this point.

The year started with international markets extending the strong rally that began in 2003 into the first quarter. Broadly speaking, Asian markets and emerging markets more generally outperformed, and small companies continued to outpace large blue chip companies. Within that framework, however, shifting returns reflected new data about the changing dynamic of the global growth cycle.

The major new trend to emerge in the first quarter was the increasing strength of Japan, both in economic and market terms. After lagging the rest of the world early in the year, Japan came to life as more and more indicators pointed to continued strong earnings growth and increasing confidence in the economy. Our portfolio benefited from being overweight the benchmark in Japan, but relative returns were impacted by our emphasis on export-oriented sectors.

The global equity market climate shifted during the second quarter, as heightened concern about monetary tightening in the US and a state-directed slowdown in China focused attention on potential risks to economic and profit growth, particularly in cyclical sectors and regions.

What sectors had the biggest impact on portfolio performance?

Technology was the major laggard on a global basis during the second quarter, reversing some of 2003's strong gains as cyclical concerns arose regarding potential oversupply of components and the sustainability of corporate and consumer spending growth in a variety of hardware categories. Conversely, the best performing sector in the global market was Energy, and portfolio positioning in these sectors also detracted from performance.

June 30, 2004                                           William Blair Funds  25

The portfolio continues to carry relatively low exposure to Europe, a position that helped returns during the first quarter, as growth indicators remain inconsistent and relatively weak in most European economies.

What is your outlook for the international markets?

In both of the recent broad global economic cycles (1981-1990 and 1991-2000) there was a sharp recovery, followed by a moderation of growth accompanied by some monetary tightening. In each case the initial tightening occurred in the '4' year (1984, 1994), and so the analogy is drawn that after the liquidity-driven upturn of 2003, we should anticipate upward pressure on interest rates, and that China and the US--the engines of global growth--could slow significantly.

Leading economic indicators, many of them monetary, have indeed slowed on a global basis, and some measures of investment spending and credit growth have decelerated in China. While it is still too early to tell definitively how mild or severe the coming slowdown will be, markets have readily anticipated a relatively bearish scenario. Ironically, until there is clearer evidence of the extent and effects of the slowdown, markets may overreact on the basis of fear of the unknown.

Our view of the mid-cycle plateau is that it may well be milder and briefer than the tightening cycle of 1994-95. There are few excesses in the global economic picture and a diminished likelihood of instability in emerging markets. As Asia cools down and Europe begins to reaccelerate, global growth should move into better balance for the remainder of the economic expansion.

26  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------


                             Annual Total Return
                            ----------------------------------------------------

                                      6/30/2004(a)    2003     2002     2001     2000        1999
                                      ------------  -----  ------   ------   ------   -----
International Growth Fund Class N....         2.95% 42.21% (15.18)% (13.66)%  (8.10)% 96.25%
International Growth Fund Class I....         3.13  42.42  (14.94)  (13.43)   (7.87)  41.71(a)(b)
Morgan Stanley Capital--International
 (MSCI) All Country World Free
 Ex-U.S. Index.......................         4.10  41.41  (14.67)  (19.50)  (15.09)  30.91
Lipper International Index...........         3.86  36.00  (13.84)  (19.34)  (14.72)  37.83

                            --------------------------------------
                             Average Annual Total Return at 6/30/2004
                            --------------------------------------

                                                                       Since
                                  1 Year  3 Year  5 Year  10 Year  Inception
                                  ------  ------  ------  -------  ---------
International Growth Fund Class N  31.75%   5.37%   8.88%   10.32%        --
International Growth Fund Class I  32.14    5.65      --       --       7.54%(c)

             ------------------------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from October 1, 1999
                               (Commencement of the Class) to December 31, 1999.
                            (c)For the period from October 1, 1999 to June 30,
                               2004.


                             Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

        International
         Growth Fund     MSCI AC WLD      Lipper Int'l
           Class N       Ex-US Index         Index
1993      $10,000         $10,000          $10,000
1994       10,000          10,700            9,900
1995       10,700          11,700           10,900
1996       11,800          12,500           12,500
1997       12,800          12,800           13,400
1998       14,300          14,600           15,100
1999       28,000          19,100           20,800
2000       25,700          16,200           17,700
2001       22,200          13,100           14,300
2002       18,800          11,200           12,300
2003       26,800          15,800           16,800
6/04       27,600          16,400           17,400



Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund's investments on June 30, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.


June 30, 2004                                           William Blair Funds  27

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

------------------------------------------------------- --------
Shares                                                     Value
---------- -------------------------------------------- --------

Common Stocks--Europe--24.5%
Austria--1.3%
   211,500 Erste Bank Der Oester (Banking)............. $ 33,350
                                                        --------
Estonia--0.2%
   731,560 Hansabank (Banking).........................    6,178
                                                        --------
Finland--0.5%
   136,300 Nokian Renkaat Oyj (Automotive).............   13,324
                                                        --------
France--4.6%
   376,204 Christian Dior (Apparel and luxury goods)...   24,472
   119,500 Hermes International SCA (Apparel and luxury
            goods).....................................   24,016
 1,139,100 *JC Decaux (Media)..........................   24,518
   185,200 Klepierre (Real estate).....................   12,709
   183,397 Mr. Bricolage SA (Home
            improvement--retail).......................    6,052
   407,368 *Opera (Hospital and nursing management)....   10,525
    81,982 Rodriquez Group (Retail trade)..............    4,307
   152,900 Sanofi-Synthelabo SA (Pharmaceuticals)......    9,712
                                                        --------
                                                         116,311
                                                        --------
Germany--4.7%
   575,000 Bayer Motoren Werke (Motor vehicles)........   25,648
   223,561 Did Deutscher Industrie Svc (Commercial
            services)..................................    6,583
   211,000 GFK AG (Commercial services)................    7,424
    66,800 Puma AG (Consumer non-durables).............   17,116
   367,200 SAP AG (Software)...........................   61,319
                                                        --------
                                                         118,090
                                                        --------
Greece--2.3%
 1,031,700 Coca-Cola Hellenic Bottling S.A.
            (Beverages)................................   24,215
   548,800 EFG Eurobank (Banking)......................   12,013
   364,100 Folli Follie S.A. (Apparel and footwear
            retailer)..................................   11,659
   530,920 National Bank of Greece (Banking)...........   11,607
                                                        --------
                                                          59,494
                                                        --------
Ireland--1.0%
 1,020,200 Anglo Irish Bank plc (Finance)..............   16,029
 1,123,600 *Grafton Group (Wholesale distributors).....    8,987
                                                        --------
                                                          25,016
                                                        --------
Italy--2.4%
 1,797,700 Banco Popolare Di Verona E N (Banking)......   31,019
 1,260,800 Credito Emiliano SpA (Banking)..............   10,402
   559,584 Merloni Elettrodemestici SpA
            (Electronics and appliances)...............    9,994
   249,852 Pirelli & C Real Estate (Real estate
            development)...............................    9,390
                                                        --------
                                                          60,805
                                                        --------
Spain--1.2%
   267,700 Banco Popular Espanol (Banking).............   15,148
   358,400 Grupo Ferrovial S.A. (Industrial services)..   14,963
                                                        --------
                                                          30,111
                                                        --------
Sweden--2.1%
13,200,000 *Ericsson LM-B Shares (Communications
            equipment).................................   39,490

-------------------------------------------------------- --------
Shares                                                      Value
---------- --------------------------------------------- --------

Common Stocks--Europe--24.5%--(continued)
   616,800 Gunnebo AB (Producer manufacturing).......... $  6,997
   190,500 *Oriflame Cosmetics S.A. SDR (Household
            products)...................................    6,806
                                                         --------
                                                           53,293
                                                         --------
Switzerland--4.2%
    96,900 *Actelion (Biotechnology)....................   11,172
   244,300 *Logitech International S.A. (Electronic
            technology).................................   11,183
   156,850 *Micronas Semiconductor (Electronic
            technology).................................    7,168
    39,100 Serono S.A., Class "B" (Biotechnology).......   24,717
   741,800 UBS AG (Banking).............................   52,591
                                                         --------
                                                          106,831
                                                         --------

United Kingdom--19.7%
 1,280,700 *Acambis (Biotechnology).....................    8,103
   477,800 Astrazeneca plc (Pharmaceuticals)............   21,583
 7,132,300 BG Group plc (Industrial services)...........   44,185
 4,023,300 *British Sky Broadcasting Group (Media)......   45,607
 4,336,900 Capita Group plc (Commercial services).......   25,216
   844,600 Carnival plc (Hotels, restaurants and leisure
            activities).................................   41,257
 1,571,800 Cattle's Holdings plc (Finance and leasing)..    9,096
   486,300 Cobham plc (Aerospace and defense)...........   12,395
 3,496,200 Compass Group plc (Hotels, restaurants and
            leisure activities).........................   21,501
   961,000 French Connection (Apparel and footwear
            retail).....................................    7,279
 1,983,100 HBOS plc (Finance)...........................   24,736
   652,700 MAN Group plc (Finance)......................   17,012
   695,300 McCarthy & Stone plc (Real estate)...........    7,370
 5,209,700 *Michael Page International (Personnel
            Services)...................................   17,024
   655,400 Next plc (Multiline retail)..................   17,022
 2,762,600 Premier Farnell (Electronics distributors)...   12,399
 1,372,200 Reckitt Benckiser plc (Household products)...   39,113
 2,770,000 Smith & Nephew plc (Health care equipment
            and supplies)...............................   30,038
 2,193,600 Standard Chartered plc (Banking).............   35,945
10,709,500 Tesco plc (Food retailer)....................   52,051
   804,500 Warner Chilcott plc (Pharmaceuticals)........   10,163
                                                         --------
                                                          499,095
                                                         --------

Canada--5.8%
   632,900 *Alimentation Couche-Tard--Class "B"
            (Food retail)...............................   11,073
   447,700 *Cognos Inc. (Software)......................   16,152
   180,800 *MacDonald Dettwiler & Associates
            (IT consulting).............................    3,519
 1,281,600 Manulife Financial Corp. (Life and
            health insurance)...........................   51,861
   294,000 *Precision Drilling Corp. (Drilling).........   14,028
   234,800 *Research in Motion Ltd. (Wireless
            telecommunication)..........................   16,081
   477,300 *Shoppers Drug Mart Corp. (Retail trade).....   11,935
   883,300 Suncor Energy, Inc. (Energy minerals)........   22,491
                                                         --------
                                                          147,140
                                                         --------

Japan--24.5%
   230,500 Aeon Credit Service Co., Ltd.
            (Consumer finance)..........................   15,463
   199,300 Aeon Mall Co., Ltd. (Real estate)............   11,902

                See accompanying Notes to Financial Statements.

28  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

---------- ----------------------------------------------- --------
Shares                                                        Value
---------- ----------------------------------------------- --------

Common Stocks--Japan--24.3%--(continued)
   194,000 Arnest One Corp. (Real estate)................. $  5,894
   168,300 Askul Corporation (Retail trade)...............   10,624
   944,400 Canon, Inc. (Office electronics)...............   50,437
 1,848,000 *Chiyoda Corp. (Construction)..................   13,251
    60,200 Don Quijote Co., Ltd. (Multiline retail).......    3,840
   336,800 Fast Retailing (Specialty retail)..............   27,513
 3,408,500 Hino Motors Ltd. (Trucks, construction and farm
            machinery)....................................   24,834
   294,000 Hoya Corporation (Electronic technology).......   31,005
   145,900 Kappa Create Co., Ltd. (Consumer
            non-durables).................................   10,126
   137,560 Keyence Corporation (Electronic technology)....   31,593
    54,200 Koha Co., Ltd. (Electronic equipment and
            instruments)..................................    2,048
   304,400 Matsui Securities Co., Ltd. (Financial
            services).....................................   10,509
   372,250 Misumi Corp. (Trading companies and
            distributors).................................   12,247
     5,424 Mitsubishi Tokyo Financial (Banking)...........   50,775
   112,000 Nakanishi Inc. (Medical specialties)...........    8,032
   217,000 Neomax Co., Ltd. (Electronic equipment and
            instruments)..................................    3,537
   243,600 Nidec Corporation (Electronic equipment and
            instruments)..................................   25,151
   202,060 Nitori Company Ltd. (Specialty stores).........   12,701
   509,600 Nitto Denko Corporation (Electronic technology)   26,331
   321,000 Orix Corporation (Consumer finance)............   37,046
   274,600 Park 24 Co., Ltd. (Commercial services)........   10,506
     3,105 Pasona Inc. (Personnel services)...............   11,157
   299,700 Point Inc. (Apparel and footwear retail).......    8,140
   189,100 Sawai Pharmaceutical Co., Ltd.
            (Pharmaceuticals).............................    8,002
 2,417,200 Sharp Corp. (Electronics)......................   38,960
 2,943,000 *Shinsei Bank, Ltd. (Banking)..................   18,816
   214,200 SMC Corporation (Trucks, construction and
            farm machinery)...............................   23,373
   224,500 Sugi Pharmacy (Food and staple retailing)......    9,229
 5,695,000 Sumitomo Trust & Banking Co. (Finance).........   41,092
 1,714,000 Toto Ltd. (Building products)..................   18,142
   118,400 USS Co., Ltd. (Commercial services)............   10,246
                                                           --------
                                                            622,522
                                                           --------

Emerging Asia--7.6%
China--0.4%
14,030,000 Zhejiang Expressway Holding Co.
            (Transportation infrastructure)...............   10,003
                                                           --------
India--3.0%
   392,601 Bharat Forge Ltd. (Machinery)..................    5,239
   925,600 *Biocon Ltd. (Biotechnology)...................   10,103
 1,240,400 HDFC Bank (Banking)............................   10,012
   908,600 Housing Development Finance Corp. (Financial
            services).....................................   10,225
   171,206 Infosys Technologies, Ltd. (Consulting and
            software services)............................   20,758
   322,500 ING Vysya Bank, Ltd. (Banking).................    2,598
 1,447,300 *Maruti Udyog Ltd. (Automobiles)...............   12,709
   854,728 Mphasis BFL, Ltd. (Information technology).....    4,871
                                                           --------
                                                             76,515
                                                           --------

---------- ------------------------------------------------ --------
Shares                                                         Value
---------- ------------------------------------------------ --------

Emerging Asia--7.6%--(continued)
Indonesia--0.8%
60,744,500 *Bank Rakyat Indonesia (Banking)................ $ 10,820
24,963,500 Unilever Indonesia Tbk (Household and
            personal care).................................   10,461
                                                            --------
                                                              21,281
                                                            --------
South Korea--2.2%
   377,400 Hyundai Motor Co., Ltd. (Automobiles)...........   14,600
    97,800 Samsung Electronics Co. (Semiconductors)........   40,661
                                                            --------
                                                              55,261
                                                            --------
Taiwan--0.9%
19,646,794 EVA Airways Corp. (Airlines)....................    8,255
 4,136,800 Hon Hai Precision Industry (Computers)..........   15,480
                                                            --------
                                                              23,735
                                                            --------
Thailand--0.3%
 9,708,300 *Tisco Finance (Finance, rental and leasing)....    6,468
                                                            --------

Asia--6.0%
Australia--2.6%
 1,080,890 Bendigo Bank Ltd. (Banking).....................    7,131
 1,312,200 Billabong International Ltd. (Apparel and luxury
            goods).........................................    7,594
   663,100 Macquarie Bank, Ltd. (Financial services).......   15,774
   235,800 Perpetual Trustees Australia (Investment
            managers)......................................    7,763
 1,578,831 Sigma Company, Ltd. (Medical distributors)......    9,060
 2,308,900 Toll Holdings, Ltd. (Trucking)..................   17,338
                                                            --------
                                                              64,660
                                                            --------
Hong Kong--3.0%
16,510,000 China Insurance International (Insurance).......    7,352
71,262,000 Cnooc Ltd. (Oil and gas)........................   30,209
 2,887,500 Esprit Holdings Ltd. (Apparel, footwear and
            retail)........................................   12,960
 7,775,000 Global Bio-Chem Technol (Food products).........    4,431
 5,949,000 Li & Fung (Distribution services)...............    8,736
 7,858,200 Techtronic Industries Co. (Consumer
            durables)......................................   12,579
                                                            --------
                                                              76,267
                                                            --------
Singapore--0.4%
 8,482,800 Osim International Ltd. (Consumer sundries).....    5,260
 6,582,000 Unisteel Technology, Ltd. (Electronic
            components)....................................    5,114
                                                            --------
                                                              10,374
                                                            --------

Latin America--3.8%
Brazil--0.3%
   404,400 *Natura Cosmeticos S.A. (Cosmetics).............    6,502
                                                            --------
Chile--1.2%
   412,900 *Cencosud S.A.--ADR 144A (Retail stores)........    7,642
   675,400 Lan Chile S.A.--ADR (Airlines)..................   13,035
 4,567,464 S.A.C.I. Falabella (Department stores)..........    8,988
                                                            --------
                                                              29,665
                                                            --------
Mexico--2.3%
15,184,400 America Movil S.A. (Communications).............   27,636
 2,024,800 *Consorcio Ara S.A (Homebuilding)...............    5,840
 1,648,000 *Urbi Desarrollos Urbanos S.A. (Household
            durables)......................................    5,311
 6,139,000 Walmart de Mexico (Retail trade)................   18,239
                                                            --------
                                                              57,026
                                                            --------

                See accompanying Notes to Financial Statements.

June 30, 2004                                           William Blair Funds  29

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

----------- ---------------------------------------- ----------
Shares                                                    Value
----------- ---------------------------------------- ----------

Emerging Europe, Mid-East, Africa--3.7%
Egypt--0.7%
    744,000 Orascom Construction Industry
             (Construction)......................... $   11,044
    851,000 *Orascom Telecommunication Holding GDR
             (Telecommunications)...................      7,880
                                                     ----------
                                                         18,924
                                                     ----------
Israel--0.9%
    360,100 Teva Pharmaceutical Inds.--ADR
             (Pharmaceuticals)......................     24,231
                                                     ----------
Poland--0.4%
    292,744 Bank Pekao S.A. (Banking)...............      9,829
                                                     ----------
South Africa--1.3%
    414,963 Edgars Consolidated Stores (Apparel,
             footwear and retail)...................      9,972
  3,120,700 *MTN Group Ltd. (Telecommunication
             services)..............................     14,441
 11,312,500 Network Healthcare Holdings (Health
             services)..............................      8,174
                                                     ----------
                                                         32,587
                                                     ----------
Turkey--0.4%
463,403,928 * Enka Insaat (Industrial conglomerates)      9,523
                                                     ----------
Total Common Stock--95.6%
 (cost $2,006,237)..................................  2,424,411
                                                     ----------

----------
* Non-income producing securities
ADR = American Depository Receipt
GDR = Global Depository Receipt
All securities excluding those traded on exchanges in this hemisphere, are fair valued pursuant to Valuation Procedures adopted by the Board of Trustees.

----------- --------------------------------- ----------
Shares or Principal Amount                         Value
--------------------------------------------- ----------
Preferred Stock
Brazil--1.4%
243,070,000 Banco Itau Holding (Banking)..... $   22,408
    979,620 Geradau S.A. (Steel).............     11,738
                                              ----------
Total Preferred Stock--1.4%
 (cost $27,753)..............................     34,146
                                              ----------
Investment in Affiliate
 23,482,852 William Blair Ready Reserves Fund     23,483
                                              ----------
Total Investments in Affiliate--0.9%
 (cost $23,483)                                   23,483
                                              ----------

Short-Term Investments
 27,746,000 American Express Demand Note, VRN
             1.17% due 7/1/04................     27,746
                                              ----------
Total Short-term Investments--1.1%
 (cost $27,746)..............................     27,746
                                              ----------
Total Investments--99.0%
 (cost $2,085,219)...........................  2,509,786
Cash and other assets, less liabilities--1.0%     26,532
                                              ----------
Net assets--100.0%........................... $2,536,318
                                              ==========

                See accompanying Notes to Financial Statements.

30  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

At June 30, 2004 the Fund's Portfolio of Investments includes the following industry categories:

                       Financials................  26.8%
                       Consumer Discretionary....  21.4%
                       Information Technology....  15.4%
                       Industrials and Services..  12.0%
                       Healthcare................   7.9%
                       Consumer Staples..........   7.8%
                       Energy....................   4.5%
                       Telecommunication Services   2.7%
                       Materials.................   1.5%
                                                  ------
                                                  100.0%
                                                  ======

At June 30, 2004 the Fund's Portfolio of Investments includes the following currency categories:

                         Japanese Yen..........  25.3%
                         British Pound Sterling  20.3%
                         Euro..................  18.8%
                         Canadian Dollar.......   6.0%
                         Swiss Franc...........   4.4%
                         Hong Kong Dollar......   3.5%
                         Indian Rupee..........   3.1%
                         Australian Dollar.....   2.6%
                         Mexico Nuevo Peso.....   2.3%
                         South Korean Won......   2.3%
                         Swedish Krona.........   2.2%
                         United States Dollar..   2.1%
                         Brazilian Real........   1.7%
                         South African Rand....   1.3%
                         All other currencies..   4.1%
                                                ------
                                                100.0%
                                                ======

                See accompanying Notes to Financial Statements.

June 30, 2004                                           William Blair Funds  31

[PHOTO]

GREIG

W. George Greig

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

The International Equity Fund invests primarily in common stocks of large and medium-sized companies included in the Morgan Stanley Capital International All Country World ex-U.S. Index.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

We are pleased to have the International Equity Fund become the newest addition to the William Blair Fund Family and would like to thank our shareholders for investing with us.

The International Equity Fund commenced operations on May 24, 2004. Through the period ended June 30, 2004, the Fund posted a gain of 5.60%, just ahead of the 5.18% increase in the Fund's benchmark, the MSCI All Country World (Free) except US Index, for this brief period.

I am very enthusiastic about the investment opportunities available to the International Equity Fund. As you may already know, the Fund will primarily invest in large and medium-sized companies in developed market economies and to a limited extent in small-sized companies and Emerging Markets countries.

Our investment process seeks to find high quality growth companies for the International Equity Fund's portfolio of investments. These are companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. In terms of growth, we aim to find companies that have the capability of growing in real terms at least twice the economic growth rate of the markets in which they participate. In terms of quality, we seek to invest in companies with strong management, proprietary market positions, strong asset bases and solid financial characteristics.

International Outlook: Moving Toward Mid-Cycle

In both of the recent broad global economic cycles (1981-1990 and 1991-2000) there was a sharp recovery, followed by a moderation of growth accompanied by some monetary tightening. In each case the initial tightening occurred in the '4' year (1984, 1994), and so the analogy is drawn that after the liquidity-driven upturn of 2003, we should anticipate upward pressure on interest rates, and that China and the US--the engines of global growth--could slow significantly.

Leading economic indicators, many of them monetary, have indeed slowed on a global basis, and some measures of investment spending and credit growth have decelerated in China. While it is still too early to tell definitively how mild or severe the coming slowdown will be, markets have readily anticipated a relatively bearish scenario. Ironically, until there is clearer evidence of the extent and effects of the slowdown, markets may overreact on the basis of fear of the unknown.

Our view of the mid-cycle plateau is that it may well be milder and briefer than the tightening cycle of 1994-95. There are few excesses in the global economic picture and a diminished likelihood of instability in emerging markets. As Asia cools down and Europe begins to reaccelerate, global growth should move into better balance for the remainder of the economic expansion.

32  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

------------------------------------------------------ -----
Shares                                                 Value
------ ----------------------------------------------- -----

Common Stocks--Europe--31.2%
Austria--2.7%
   600 Erste Bank Der Oester (Banking)................ $ 95
                                                       ----
France--2.3%
   400 Hermes International (Apparel and luxury goods)   80
                                                       ----
Germany--11.5%
 2,100 Bayer Motoren Werke (Motor vehicles)...........   94
   300 Puma AG (Consumer non-durables)................   77
   800 SAP AG (Software and programming)..............  134
 8,200 *T-Online International AG (Information
        technology)...................................   94
                                                       ----
                                                        399
                                                       ----
Greece--1.8%
 2,900 EFG Eurobank Egrasias (Banking)................   63
                                                       ----
Ireland--1.7%
 3,800 Anglo Irish Bank plc (Finance).................   60
                                                       ----
Italy--2.8%
 5,700 Banco Popolare di Verona E N (Banking).........   98
                                                       ----
Spain--1.8%
 1,500 Grupo Ferrovial S.A. (Industrial services).....   63
                                                       ----
Sweden--3.8%
44,000 *Ericsson (Communications equipment)...........  132
                                                       ----
Switzerland--2.8%
   150 Serono S.A (Biotechnology).....................   95
                                                       ----

United Kingdom--21.9%
15,200 BG Group plc (Industrial services).............   94
 8,100 *British Sky Broadcasting Group (Media)........   92
 3,300 *Cairn Energy plc (Energy).....................   85
10,900 Capita Group plc (Commercial services).........   63
 3,500 Next (Multiline retail)........................   91
 2,700 Premier Farnell (Electronics distributors).....   12
 3,400 Reckitt Benckiser plc (Household products).....   97
 8,700 Smith & Nephew (Healthcare equipment and
        supplies).....................................   94
26,900 Tesco plc (Food retailer)......................  131
                                                       ----
                                                        759
                                                       ----

Canada--5.7%
 2,400 Manulife Financial Corp. (Life and health
        insurance)....................................   97
 1,000 *Research in Motion Ltd. (Wireless
        telecommunication)............................   69
 1,300 Suncor Energy, Inc. (Energy minerals)..........   33
                                                       ----
                                                        199
                                                       ----

----------
* Non-income producing securities
ADR = American Depository Receipt
+ = U.S. listed foreign security
All securities excluding those traded on exchanges in this hemisphere, are fair valued pursuant to Valuation Procedures adopted by the Board of Trustees.

------------------------------------------------------- --------
Shares or Principal Amount                                  Value
------------------------------------------------------- --------

Common Stocks--(continued)

Japan--18.2%
  1,800 Canon, Inc. (Office electronics)............... $     96
    800 Fast Retailing Co. Ltd. (Specialty retail).....       65
 10,000 Hino Motors Ltd. (Trucks, construction and farm
         machinery)....................................       73
    800 Hoya Corporation (Electronic technology).......       84
    300 Keyence Corporation (Electronic technology)....       69
  1,100 Nitto Denko Corporation (Electronic
         technology)...................................       57
  5,000 Sharp Corp. (Electronics)......................       81
 15,000 Sumitomo Trust & Banking Co. (Finance).........      108
                                                        --------
                                                             633
                                                        --------

Asia--3.7%
Australia--1.8%
  2,600 Macquarie Bank, Ltd. (Financial services)......       62
                                                        --------
Hong Kong--1.9%
 14,500 Esprit Holdings (Apparel, footwear and retail).       65
                                                        --------

Latin America--1.8%
Mexico--1.8%
 34,800 America Movil S.A. (Communications)............       63
                                                        --------

Emerging Europe, Mid-East, Africa--3.8%
Israel--1.7%
    900 Teva Pharmaceutical Inds.--ADR
         (Pharmaceuticals).............................       60
                                                        --------
South Africa--2.1%
 10,300 Standard Bank Group Ltd. (Banking).............       72
                                                        --------
Total Common Stock--86.3%
 (cost $2,816).........................................    2,998
                                                        --------
Investment in Affiliate
336,121 William Blair Ready Reserves Fund..............      336
                                                        --------
Total Investment in Affiliate--9.7%
 (Cost $336)                                                 336
                                                        --------
Short-Term Investments
141,000 American Express Demand Note, VRN
         1.17% due 7/1/04..............................      141
                                                        --------
Total Short-term Investments--4.0%
 (cost $141)...........................................      141
                                                        --------
Total Investments--100.0%
 (cost $3,293).........................................    3,475
Liabilities, plus cash and other assets--0.0%..........       (1)
                                                        --------
Net assets--100.0%..................................... $  3,474
                                                        ========

                See accompanying Notes to Financial Statements.

June 30, 2004                                           William Blair Funds  33

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)


At June 30, 2004, the Fund's Portfolio of Investments includes the following industry categories:

                       Financials................  21.9%
                       Consumer Discretionary....  21.5%
                       Information Technology....  20.7%
                       Healthcare................   8.3%
                       Consumer Staples..........   7.6%
                       Energy....................   7.1%
                       Industrials...............   6.6%
                       Telecommunication Services   4.4%
                       Materials.................   1.9%
                                                  ------
                                                  100.0%
                                                  ======

At June 30, 2004 the Fund's Portfolio of Investments includes the following currency categories:

                         Euro..................  28.6%
                         British Pound Sterling  25.3%
                         Japanese Yen..........  21.1%
                         Canadian Dollar.......   6.6%
                         Swedish Krona.........   4.4%
                         Swiss Franc...........   3.2%
                         South African Rand....   2.4%
                         Hong Kong Dollar......   2.2%
                         Mexico Nuevo Peso.....   2.1%
                         Australian Dollar.....   2.1%
                         United States Dollar..   2.0%
                                                ------
                                                100.0%
                                                ======

                See accompanying Notes to Financial Statements.

34  Semi-Annual Report                                            June 30, 2004

[PHOTO]

MITCHEL

David S. Mitchell

[PHOTO]

PRICE

Capucine "Cappy" Price

--------------------------------------------------------------------------------
VALUE DISCOVERY FUND
--------------------------------------------------------------------------------

The Value Discovery Fund invests in small companies that we believe offer a long-term investment value. We do this by seeking to identify undervalued companies with sound business fundamentals--"broken stocks not broken companies."

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year? How did the Fund's performance compare to its benchmark?

The Value Discovery Fund posted a 5.25% gain on a total return basis (Class N shares) during the six months ended June 30, 2004. By comparison, the Fund's primary benchmark, the Russell 2000(R) Index, rose 6.76%, while the Russell 2000(R) Value Index, increased 7.83%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund's underperformance versus the benchmark?

At mid-year, our results lagged the benchmark. Underperformance resulted primarily from earnings' disappointments either in actual reported or lower than expected guidance. As the economy has improved and valuations have become richer, the market is much less forgiving of companies that are not delivering results here and now. That being said, earnings misses due to near term inability to recapture spikes in raw material prices (as evidenced in steel, copper, gas, and numerous food commodities) are much more likely to be overcome than those driven by weaker-than-expected demand or an increasingly difficult competitive environment.

Which investment strategies enhanced the Fund's return? What were among the best performing sectors for the Fund?

Within the portfolio, three sectors stood out from a positive relative contribution perspective during the first half of the year: Other Energy, Producer Durables and Autos and Transportation.

Other Energy was the best-performing sector in both absolute and contribution terms during the first half of the year. Veritas, a provider of geophysical studies and exploration services to the petroleum industry, was the top performer. Veritas posted strong year-to-date figures, reflecting an upsurge in demand for their services. Consol Energy, a multi-fuel (coal and gas) energy producer, also posted strong results, reflecting solid performance by its core businesses.

Producer Durables was the second-best-performing sector in absolute terms. Performance was driven primarily by Pentair. Historically, Pentair has operated in three business segments: Tools, Water and Enclosures. The marketplace responded favorably to Pentair's announcement to divest itself from its lower-margin tool business to Black & Decker. Additionally, Pentair made an advantageous acquisition of a water technology company.

Stock selection was the primary driver of out-performance for our holdings in the Autos and Transportation sector. Landstar System, a transportation services company that provides truckload carrier services, inter-modal transportation services, and expedited air and truck services to shippers, reflected strong revenue growth driven by increasing demand for shipping services. (We have since exited the stock entirely due to valuation.) SCS

June 30, 2004                                           William Blair Funds  35

Transportation, a provider of regional and interregional less-than-truckload and selected truckload service, reported an 89% first quarter year-over-year earnings increase citing an increase in operational efficiency, an enhancement in revenues, as well as an improving economy.

What were among the weakest performing sectors for the Fund?

During the first half of the year, three sectors stood out as detractors from performance: Health Care, Consumer Staples, and Technology.

Within the Healthcare sector, First Health Group, a provider of PPO services, clinical cost management, and fee schedule/cost management services, missed analysts' earnings expectations, citing increased competition among health plans trying to gain market share.

The lion's share of the shortfall in the Consumer Staples sector came from Interstate Bakeries. Interstate Bakeries is the largest wholesale baker and distributor of fresh baked bread and sweet goods in the U.S. Year to date, Interstate Bakeries has suffered amid the popularity of the current low-carbohydrate diet fads, coupled with rising prices in food commodities such as eggs.

Within the Technology sector, Overland Storage, a designer and manufacturer of magnetic tape data storage systems cut its revenue guidance during the first half of the year, pointing to lower-than-expected original equipment manufacturer revenue. This appears to be a function of supply chain management changes at its largest customer, Hewlett Packard, as opposed to weakening end market demand.

Are there any specific investments you would like to highlight?

Examples of some of the positions that were added to the Fund's portfolio of investments in recent months include the following:

.. Nautilus Group is a marketer, developer and manufacturer of branded health and fitness products sold under such names as Nautilus, Bowflex, TreadClimber, Schwinn, StairMaster and Trimline. We are enthusiastic with this "turnaround" story, as Nautilus introduces new products and redirects their marketing focus to the retail channel.

.. Spatialight develops, designs, manufactures and markets miniature high-resolution active matrix liquid crystal displays for computer, video and other applications. We expect Spatialight to greatly benefit from the migration to high-definition video equipment.

.. Restoration Hardware is a retailer of home furnishings, functional and decorative hardware and related merchandise. We are impressed with the vision new senior management brings to this company to increase sales and margins.

.. General Cable is engaged in the development, design, manufacturing, marketing and distribution of copper, aluminum and fiber-optic wire and cable products. This company is well poised to lead the way as the wire and cable industry recovers and construction and infrastructure spending and demand increases.

The following positions were eliminated during the second quarter as they achieved our price targets and we took profits re-deploying proceeds to more attractive opportunities:

.. Yellow Roadway, a provider of transportation services to the less-then-truckload market throughout North America.

.. Bank of Hawaii, a provider of a range of financial products and services in Hawaii and the Pacific Islands.

36  Semi-Annual Report                                            June 30, 2004

.. NCI Building Systems, a manufacturer and marketer of building and framing systems, self-storage buildings, overhead doors and other components for the residential, commercial, industrial and agricultural markets.

.. Landstar System, a transportation services company that provides truckload carrier services, inter-modal transportation services, and expedited air and truck services to shippers.

What is your current strategy? How is the Fund positioned?

Despite lagging the benchmark near-term, early returns from the earnings season subsequent to quarter end are running positive and we have taken multiple opportunities to re-deploy profits into more attractive expected returns both within and previously outside the portfolio.

A combination of inflationary pressure, uncertainty regarding the upcoming election, and a slow-down in mutual funds cash inflows continues to contribute to excessive market volatility. Market turmoil creates opportunity and we diligently work to uncover companies benefiting from short-term neglect or undervaluation.

We continue to emphasize companies with strong managements, solid financials, and competitive positions that should experience earnings growth in even modest economic expansion.

June 30, 2004                                           William Blair Funds  37

--------------------------------------------------------------------------------
Value Discovery Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------


                             Annual Total Return
                            --------------------------------------

                             6/30/2004(a)    2003     2002   2001   2000        1999
                             ------------  -----  ------   -----  -----  -----
Value Discovery Fund Class N         5.25% 39.31% (10.70)% 17.39% 18.85%  6.10%
Value Discovery Fund Class I         5.36  39.55  (10.34)  17.72  19.16  11.81(a)(b)
Russell 2000(R) Index.......         6.76  47.25  (20.48)   2.49  (3.02) 21.26
Russell 2000(R) Value Index.         7.83  46.03  (11.43)  14.03  22.83  (1.49)

                            --------------------------------------
                             Average Annual Total Return at 6/30/2004
                            --------------------------------------

                                                                Since
                                    1 Year  3 Year  5 Year  Inception
                                    ------  ------  ------  ---------
       Value Discovery Fund Class N  31.73%   9.69%  13.11%     13.57%(c)
       Value Discovery Fund Class I  31.98    9.97      --      16.40(b)

             ------------------------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from October 1, 1999
                               (Commencement of the Class) to December 31, 1999.
                            (c)For the period from December 23, 1996
                               (Commencement of the Class) to June 30, 2004.


                             Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

                                 Value            Russell           Russell
                               Discovery          2000(R)           2000(R)
                             Fund Class N          Index             Value
12/96                           $10,000           $10,000           $10,000
12/97                            13,300            12,200            13,200
12/98                            13,400            11,900            12,300
12/99                            14,300            14,500            12,100
12/00                            16,900            14,000            14,900
12/01                            19,900            14,400            17,000
12/02                            17,800            11,400            15,100
12/03                            24,800            16,800            22,000
 6/04                            26,000            18,000            23,700


Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Index is the Fund's primary benchmark. The Russell 2000(R) Index is unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index.

The Russell 2000(R) Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on June 30, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

38  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Value Discovery Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

----------------------------------------------- --------
Shares                                             Value
------- --------------------------------------- --------

Common Stocks
Financial Services--21.7%
114,100 Agree Realty Corporation............... $  2,887
234,905 American Financial Realty Trust........    3,357
132,790 AmerUs Group, Class "A"................    5,498
 65,810 Astoria Financial Corporation..........    2,407
103,585 Brandywine Realty Trust................    2,816
 49,436 City Bank (Lynnwood, WA)...............    1,583
130,655 Donegal Group, Inc., Class "A".........    2,618
 86,085 First Financial Holdings, Inc..........    2,480
225,985 *Franklin Bank Corporation.............    3,575
583,750 *Meadowbrook Insurance Group, Inc......    3,094
232,610 National Financial Partners Corporation    8,204
130,020 Ryder System, Inc......................    5,210
329,220 *U.S.I. Holdings Corporation...........    5,202
309,080 *United Rentals, Inc...................    5,529
260,390 Winston Hotels, Inc....................    2,695
                                                --------
                                                  57,155
                                                --------
Consumer Discretionary--21.6%
208,910 *BJ's Wholesale Club, Inc..............    5,223
198,621 Cadmus Communications Corporation......    2,930
142,280 Christopher & Banks Corporation........    2,520
391,590 *Elizabeth Arden, Inc..................    8,239
 77,140 Ethan Allen Interiors Inc..............    2,770
126,340 *Heidrick & Struggles International....    3,750
343,335 *K2, Inc...............................    5,390
 50,855 Michaels Stores, Inc...................    2,797
144,195 Nautilus Group, Inc....................    2,813
211,100 *Navigant Consulting, Inc..............    4,526
310,515 *Prime Hospitality Corporation.........    3,298
404,605 *Restoration Hardware, Inc.............    2,958
 86,345 *Sharper Image Corporation.............    2,710
142,450 *Tech Data Corporation.................    5,574
178,800 *Whitehall Jewellers, Inc..............    1,337
                                                --------
                                                  56,835
                                                --------
Materials and Processing--14.0%
 91,865 Boise Cascade Corporation..............    3,458
196,645 Ferro Corporation......................    5,246
632,505 *GrafTech International Ltd............    6,616
138,475 *Jones Lang LaSalle, Inc...............    3,753
342,976 LSI Industries, Inc....................    3,944
557,280 Polyone Corporation....................    4,146
140,830 Spartech Corporation...................    3,653
214,430 Watsco, Inc............................    6,019
                                                --------
                                                  36,835
                                                --------
Technology--9.0%
193,902 Avnet, Inc.............................    4,402
553,490 *Borland Software Corporation..........    4,699
197,975 *Checkpoint Systems, Inc...............    3,550
258,200 *Overland Storage, Inc.................    3,431
167,410 *SPSS, Inc.............................    3,008
471,022 *Tier Technologies, Inc., Class "B"....    4,588
                                                --------
                                                  23,678
                                                --------
Other Energy--7.7%
167,156 Consol Energy, Inc.....................    6,018
192,250 *Forest Oil Corporation................    5,334

----------
* Non-income producing
** = Fair Valued pursuant to Valuation Procedures adopted by the Board of Trustees.
ADR= American Depository Receipt

----------------------------------------------- --------
Shares or Principal Amount                          Value
----------------------------------------------- --------

Common Stocks--(continued)
Other Energy--(continued)
468,530 *Newpark Resources, Inc................ $  2,905
258,075 *Veritas DGC, Inc......................    5,974
                                                --------
                                                  20,231
                                                --------
Health Care--7.2%
206,275 *Albany Molecular Research.............    2,667
184,210 Alpharma, Inc., Class "A"..............    3,773
480,965 *Discovery Partners International, Inc.    2,453
525,435 *Encore Medical Corporation............    3,310
160,395 *First Health Group Corporation........    2,504
240,570 *SOLA International, Inc...............    4,145
                                                --------
                                                  18,852
                                                --------
Producer Durables--7.1%
198,400 *Agco Corporation......................    4,042
301,220 *Artesyn Technologies, Inc.............    2,711
131,315 Belden, Inc............................    2,814
488,700 General Cable Corporation..............    4,178
 92,885 Pentair, Inc...........................    3,125
 77,290 Robbins & Myers, Inc...................    1,735
                                                --------
                                                  18,605
                                                --------
Consumer Staples--4.3%
492,810 *Del Monte Foods Company...............    5,007
316,725 *Interstate Bakeries Corporation.......    3,436
 75,815 *Robert Mondavi Corporation, Class "A".    2,807
                                                --------
                                                  11,250
                                                --------
Utilities--3.0%
194,620 Atmos Energy Corporation...............    4,980
171,090 *IDT Corporation.......................    3,085
                                                --------
                                                   8,065
                                                --------
Autos and Transportation--3.0%
105,810 BorgWarner, Inc........................    4,631
128,675 *SCS Transportation, Inc...............    3,396
                                                --------
                                                   8,027
                                                --------
Consumer Cyclical--0.6%
255,655 *Spatialight, Inc......................    1,547
                                                --------
Total Common Stock--99.2%
 (cost $203,695)...............................  261,080
                                                --------
Convertible Bonds
  2,157 Midwest Express Holdings,
         6.750%, due 10/1/08**.................    1,799
                                                --------
Total Convertible Bonds--0.7%
 (Cost $2,157).................................    1,799
                                                --------
Investment in Affiliate
  2,172 William Blair Ready Reserves Fund......    2,172
                                                --------
Total Investment in Affiliate--0.8%
 (cost $2,172).................................    2,172
                                                --------
Total Investments--100.7%
 (cost $208,024)...............................  265,051
Liabilities, plus cash and other assets--(0.7)%   (1,837)
                                                --------
Net assets--100.0%............................. $263,214
                                                ========

                See accompanying Notes to Financial Statements.

June 30, 2004                                           William Blair Funds  39

[PHOTO]

KAPLAN

James S. Kaplan

[PHOTO]

Chris Vincent

Christopher T. Vincent

--------------------------------------------------------------------------------
INCOME FUND
--------------------------------------------------------------------------------

The Income Fund invests in intermediate-term income-producing debt securities.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year? How did the Fund's performance compare to its benchmark?

The Income Fund posted a 0.44% decrease on a total return basis (Class N Shares) for the six months ended June 30, 2004. By comparison, the Fund's benchmark, the Lehman Intermediate Government/Credit Bond Index, declined 0.11%, while the Fund's peer group, the Morningstar Short-term Bond Category, decreased 0.06%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund's underperformance versus the benchmark?

The Fund's slight underperformance versus its benchmark largely reflected the performance of its mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities performed relatively well during the first quarter, although prices of the mortgage-backed sector lagged equivalent duration Treasury prices in March, based on expectations prepayments would increase during the months ahead. One asset-backed security was unexpectedly downgraded by a rating agency during the first quarter, which acted as a slight drag on portfolio performance, and helped contribute to modest underperformance versus our benchmark during that period. The Fund gained ground during the second quarter, reflecting the yield advantage of corporate, mortgage and asset-backed securities versus U.S. Treasury securities.

The first quarter was marked by a significant drop in interest rates, which was sparked by the February U.S. employment report. The Labor Department reported in early March that the economy added 83,000 jobs in February, which was down sharply from January's gain and well below the type of growth experienced in the 1980's and 1990's. The meager gain in jobs coupled with the overall unemployment rate holding steady at 5.6% caused interest rates to decline sharply and bond prices rallied. For example, prices on 10-year U.S. Treasury notes gained by 4.6% during the first quarter.

Corporate bond spreads were relatively stable during the first quarter, after experiencing a major bull market in 2003. Corporate bonds considerably outperformed Treasury securities during most of last year, as the prices of these bonds rallied in response to signs that an economic rebound would improve the credit outlook for companies issuing bonds.

Interest rates were the biggest driver of Fund performance during the second quarter. Interest rates made a significant move higher during the quarter, only to recede slightly at the end of June. For example, the yield on 10-year U.S. Treasury Notes stood at 3.84% on March 31, rose to 4.87% by June 14, and eased back to 4.58% on June 30.

The rise in rates mirrored the signs of improved business confidence in the economy and its prospects. The Labor Department reported that employers added 208,000 jobs to non-farm payrolls in May, and that hiring in March and April was more robust than had previously been reported.

As mentioned, the positive yield advantage across all of the "spread" sectors contributed to the Fund's performance. This positive differential was especially noticeable in the mortgage- and asset-backed sectors of the fixed-income markets, which benefited from a decline in prepayments.

40  Semi-Annual Report                                            June 30, 2004

Late in the second quarter geopolitical events had a positive impact on the markets, as the U.S. transfer of sovereignty to an interim Iraqi government ahead of the June 30/th/ deadline calmed those investors who were anxious about the potential for problems.

Which investment strategies enhanced the Fund's return?
Were there any investment strategies that produced the best results?

Our investment strategy through the first half of the year has been to exploit the yield advantage of corporate, mortgage and asset-backed securities versus U.S. Treasury securities. These securities have generated higher yields and exhibited relatively stable returns for the quarter.

Corporate bond spreads have been underpinned by a lack of supply and a dearth of new issuance. In addition, as corporations have benefited from productivity gains, credit quality has improved. As a result of the improved credit quality, there have been fewer downgrades of corporate issues and an increased number of upgrades, when compared to the environment a several years ago.

The market has gone from a period where corporate bonds were too cheap--reflecting a lack of demand in the aftermath of a period of corporate scandals--to a period during the first quarter of this year marked by fair value and renewed investor confidence, and finally to an environment in the second quarter which there has been less discrimination in terms of bond valuations.

What were among the weakest performing sectors for the Fund?

There really was not any sector that stood out in terms of weaker-than expected performance during the first half of the year. As we mentioned, one asset-backed security was unexpectedly downgraded by a rating agency during the first quarter, which acted as a slight drag on portfolio performance. That security was subsequently sold out of the Fund's portfolio of investments.

What is your current strategy? How is the Fund positioned?

We remain on the "defensive side" with respect to interest rates. The fixed-income markets are currently "discounting,"--that is, expecting--the possibility that the Federal Reserve Board will nudge interest rates higher, in a series of three-to-four 0.25% rate hikes over the balance of 2004.

We believe corporate bond spreads should remain supported by improving credit fundamental considerations and by the favorable supply/demand characteristics we mentioned earlier. It is worth noting that the fixed income markets--and the corporate bond market in particular--have yet to experience any "crowding out" from any increased borrowing demands on the part of the U.S. Government to finance the budget deficit.

We expect rates to move higher in an orderly manner, and have confidence owning "callable" mortgage-backed and asset-backed securities. We believe a great deal of "call risk' has left the market. The refinancing boom is largely over, and the outlook for prepayments has significantly improved from earlier this year as well as one year ago.

We intend to maintain our commitment to our current strategy within the Corporate, Asset-backed and Mortgage-backed markets, deploying new money as it becomes available within each sector. Consequently, the Fund will remain overweight in favor of corporate bonds as well as mortgage-backed and asset-backed issues, and underweight in Treasury and Agency securities. We still see value in a variety of sectors and asset classes, and believe we can add significant value as managers in our ability to reinvest principal and interest in sectors, such as asset-backed securities, that will provide the Fund's portfolio with meaningful differentiation in yield when compared to U.S. Treasury securities.

June 30, 2004                                           William Blair Funds  41

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

                             Annual Total Return
                            --------------------------------------

                              6/30/2004(a)    2003  2002  2001   2000       1999
                              ------------   ----  ----  ----  -----  ----
Income Fund Class N..........        (0.44)% 3.68% 7.91% 7.18%  9.99% 0.34%
Income Fund Class I..........        (0.33)  3.76  8.04  7.32  10.28  0.30(a)(b)
Lehman Intermediate
 Government/Credit Bond Index        (0.11)  4.31  9.84  8.96  10.12  0.39

                            --------------------------------------
                             Average Annual Total Return at 6/30/2004
                            --------------------------------------

                                                                Since
                           1 Year  3 Year  5 Year  10 Year  Inception
                           ------  ------  ------  -------  ---------
       Income Fund Class N   0.23%   4.88%   5.75%    6.18%        --%
       Income Fund Class I   0.36    5.03      --       --       6.11(c)

             ------------------------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from October 1, 1999
                               (Commencement of the Class) to December 31, 1999.
                            (c)For the period from October 1, 1999 to June 30,
                               2004.


                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

              Income Fund     Lehman Intermediate
                Class N         Gov/Credit Index
1993            $10,000             $10,000
1994              9,900               9,800
1995             11,400              11,300
1996             11,700              11,800
1997             12,600              12,700
1998             13,500              13,800
1999             13,600              13,800
2000             14,900              15,200
2001             16,000              16,600
2002             17,300              18,200
2003             17,900              19,000
6/04             17,800              19,000




Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund's investments on June 30, 2004. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

42  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all amounts in thousands) (unaudited)

------- ----------------------------------------------- -------
Principal Amount                                          Value
------------------------------------------------------- -------

U.S. Government and U.S. Government
 Agency--7.4%
U.S. Treasury--5.1%
$ 3,000 U.S. Treasury Note, 6.000%, due 8/15/09........  $3,297
  8,000 U.S. Treasury Note, 6.500%, due 2/15/10........   9,014
  1,500                                                   1,434
------- U.S. Treasury Note, 3.875%, due 2/15/13........ -------
 12,500                                                  13,745
------- Total U.S. Treasury Obligations................ -------

Government National Mortgage Association
 (GNMA)--2.2%
 $3,543 #616250, 6.000%, due 2/15/24...................   3,654
  2,250                                                   2,331
------- #2002-48, Tranche 0B, 6.000%, due 5/16/30...... -------
  5,793                                                   5,985
------- Total Government National Mortgage Association. -------

Small Business Administration--0.1%
     -- Receipt for Multiple Originator Fees, #3,
         0.814%, due 11/01/08 (Interest Only) WAC......      64
    149                                                     157
------- Loan #100023, 9.375%, due 11/25/14............. -------
    149                                                     221
------- Total Small Business Administration Obligations -------

Federal Home Loan Mortgage Corp. (FHLMC)--18.9%
 $1,084 #G10067, 7.000%, due 1/1/08....................   1,131
    354 #G10147, 8.500%, due 2/1/08....................     371
  2,200 #1601, Tranche PJ, 6.000%, due 10/15/08, VRN...   2,275
  1,561 #1612, Tranche SE, 8.100%, due 11/15/08, VRN...   1,639
  1,444 #E80050, 6.000%, due 10/1/09...................   1,513
  1,011 #G90028, 7.000%, due 5/15/09...................   1,072
  1,185 #G90019, 7.500%, due 12/17/09..................   1,260
  5,500 7.000%, due 3/15/10............................   6,196
    901 #E65418, 7.000%, due 8/1/10....................     940
  1,003 #G10457, 7.000%, due 2/1/11....................   1,065
    924 #E00436, 7.000%, due 6/1/11....................     981
  2,396 #E90630, 6.000%, due 7/1/12....................   2,507
    587 #G10708, 6.500%, due 8/1/12....................     622
  1,539 #E91999, 5.000%, due 10/1/12...................   1,568
    372 #G11218, 7.000%, due 10/1/12...................     395
  2,537 #E96147, 5.000%, due 5/1/13....................   2,581
  1,915 #E95846, 4.500%, due 5/1/13....................   1,917
  2,287 #G10839, 5.500%, due 10/1/13...................   2,352
  2,310 #E72924, 7.000%, due 10/1/13...................   2,451
  2,795 #E00639, 5.000%, due 3/1/14....................   2,824
    438 #E81908, 8.500%, due 12/1/15...................     469
  1,707 #G90022, 8.000%, due 9/17/16...................   1,791
  2,379 #G11486, 7.500%, due 4/1/17....................   2,535
  2,649 #E90398, 7.000%, due 5/1/17....................   2,811
    914 #M30028, 5.500%, due 5/1/17....................     947
  1,912 #G11549, 7.000%, due 7/1/17....................   2,029
  2,821 #G90027, 6.000%, due 11/15/17..................   2,938
    531 #C67537, 9.500%, due 8/1/21....................     594
    870                                                     878
------- #G21, Tranche J, 6.250%, due 8/25/22........... -------
 48,126                                                  50,652
------- Total FHLMC Mortgage Obligations............... -------

-------- --------------------------------------------- ------
Principal Amount                                        Value
------------------------------------------------------ ------

Federal National Mortgage Association (FNMA)--19.3%
$  1,347 #545560, 8.000%, due 5/1/07.................. $1,416
   1,163 #93-196, Tranche SA, 18.723%, due 10/25/08,
          VRN.........................................  1,363
     520 #1993-221, Tranche SG, 12.992%, due 12/25/08,
          VRN.........................................    556
     818 #765396, 5.500%, due 1/1/09..................    845
   1,633 #731691, 7.000%, due 9/1/09..................  1,731
   1,142 #695512, 8.000%, due 9/1/10..................  1,217
   2,273 #725479, 8.500%, due 10/1/10.................  2,443
   3,393 #255056, 5.000%, due 11/1/10.................  3,440
   6,600 6.250%, due 2/1/11...........................  7,086
   1,181 #313816, 6.000%, due 4/1/11..................  1,235
     553 #577393, 10.000%, due 6/1/11.................    610
   1,499 #577395, 10.000%, due 8/1/11.................  1,661
   3,102 # 254705, 5.500%, due 3/1/13.................  3,218
   1,260 #254788, 6.500%, due 4/1/13..................  1,334
   1,724 #725315, 8.000%, due 5/1/13..................  1,843
     692 #593561, 9.500%, due 8/1/14..................    776
   3,052 #567027, 7.000%, due 9/1/14..................  3,243
   3,529 #567026, 6.500%, due 10/1/14.................  3,736
   1,144 #458124, 7.000%, due 12/15/14................  1,199
   1,443 #598453, 7.000%, due 6/1/15..................  1,532
   1,225 #555747, 8.000%, due 5/1/16..................  1,310
     698 #643217 , 6.500%, due 6/1/17.................    737
   1,773 #682075, 5.500%, due 11/1/17.................  1,819
   3,943 #662925, 6.000%, due 12/1/17.................  4,130
     371 #1996-14, Tranche B, 3.801%, due 4/25/23.....    371
      11 #1993-19, Tranche SH, 11.233%, due 4/25/23,
          VRN.........................................     14
   1,711 #254797, 5.000%, due 6/1/23..................  1,691
   1,050                                                1,100
-------- #733897, 6.500%, due 12/1/32................. ------
  48,850                                               51,656
-------- Total FNMA Mortgage Obligations.............. ------

                See accompanying Notes to Financial Statements.

June 30, 2004                                           William Blair Funds  43

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

                                                NRSRO
Principal                                      Rating
Amount                                    (unaudited)    Value
--------- ------------------------------- ----------- --------

Collateralized Mortgage Obligations--22.2%
 $ 2,500  Security National Mortgage Loan
           Trust, 2002-2, Tranche M2,
           6.460%, due 8/25/08...........      A+     $  2,511
     614  GRP 2004-1 3.960%, due
           3/25/09.......................       A          613
   5,125  Condor Auto, 2003-A, Tranche B,
           7.000%, due 12/15/09..........      A3        5,228
   2,040  Countrywide Alternative Loan
           Trust, 2003-11T1, Tranche M,
           4.750% due 7/25/18............      AA        1,968
   1,818  Cityscape Home Equity Loan
           Trust, 1997-4, Tranche M2,
           7.710%, due 10/25/18..........       A        1,816
   1,900  ABFS, 2002-2, Tranche A6,
           5.850%, due 3/15/19...........     AAA        1,976
   2,960  Security National Mortgage Loan
           Trust, 2001-2A, Tranche B,
           8.100%, due 10/25/20..........     BBB        2,978
   3,172  Countrywide, 2001-HLV1,
           Tranche B1, 9.385%,
           due 5/10/22...................     BBB        3,275
     244  First Plus, 1998-3, Tranche A7,
           6.950%, due 10/10/22..........     AAA          244
   1,216  First Plus, 1997-4, Tranche M2,
           7.330%, due 9/11/23...........       A        1,215
     973  First Plus, 1997-4, Tranche A8,
           7.310%, due 9/11/23...........     AAA          972
     712  First Plus, 1998-2, Tranche M2,
           7.510%, due 5/10/24...........      A2          711
     208  First Plus, 1998-3, Tranche M2,
           7.420%, due 5/10/24...........      A2          209
   2,144  Security National Mortgage Loan
           Trust, 2000-2, Tranche B,
           9.510%, due 9/25/24...........      A2        2,238
     630  Security National Mortgage Loan
           Trust, 2001-2A, Tranche M,
           8.100%, due 11/25/24..........       A          643
   1,577  CIT Group Home Equity Loan
           Trust, 98-1 M2, 6.720%, due
           9/15/27.......................      A2        1,616
   3,035  GMAC Mortgage Corporation
           Loan Trust, 2000-CL1, Tranche
           M, 8.720%, due 6/25/26........     AA+        3,109
   4,425  Green Tree Home Improvement
           Loan Trust, 1998-E, Tranche
           HEM2, 7.270%, due 6/15/28.....      A+        4,499
   2,313  Delta Funding Home Equity Loan
           Trust, 2000-2, Tranche A6F,
           7.970%, due 8/15/30...........     AAA        2,264
   2,700  Bear Stearns ABS, 2001-A,
           Tranche M1 7.540%, due
           2/15/31.......................       A        2,860
   2,000  Countrywide, 2000-2, Tranche
           MF2, 9.000%, due 6/25/31......       A        2,054
     590  Countrywide, 2001-1, Tranche
           MF2, 7.511%, due 7/25/31......     AA-          608
   2,222  IMSA, 2001-5, Tranche M1
           7.250%, due 8/25/31...........      AA        2,297
   4,635  Origin, 2001-A, Tranche A5,
           7.080%, due 3/15/32...........     Aaa        4,738
   1,600  Security National Mortgage Loan
           Trust, 2004-1A, Tranche M2,
           6.750%, due 06/25/32..........       A        1,590

                                                  NRSRO
Principal                                        Rating
Amount                                      (unaudited)   Value
--------- --------------------------------- ----------- -------

Collateralized Mortgage Obligations--(continued)
 $ 1,164  Structured Assets Security
           Corporation, 2002-17, Tranche
           B3, 6.077%, due 9/25/32.........     BBB      $1,135
     943  GRP Real Estate Asset Trust,
           2003-1, Tranche A, 5.970%, due
           11/25/32........................       A         942
   2,934  LSSCO, 2004-2, Tranche M1,
           5.177%, due 2/28/33.............      AA       2,964
     324  ABFS, 2002-2, Tranche A-7,
           5.125%, 6/15/33.................     AAA         332
   1,500  ABFS, 2002-3, Tranche MI,                       1,530
 -------   5.402%, 9/15/33.................      AA     -------
  58,218  Total Collateralized Mortgage                  59,135
 -------   Obligations.....................             -------

Corporate Obligations--30.3%
   3,499  Block Financial Corporation,
           8.500%, due 4/15/07.............       A       3,927
   2,000  Mellon Bank NA, 7.375%, due
           5/15/07.........................      A+       2,195
   1,336  Ford Motor Credit, 7.200%, due
           6/15/07.........................     BBB       1,421
   2,775  Applied Materials, Inc., 6.750%,
           due 10/15/07....................      A-       3,039
   1,000  Amgen Inc., 6.500%, due
           12/01/07........................      A+       1,090
   2,550  DaimlerChrysler, NA Holdings,
           4.750%, due 1/15/08.............      A3       2,571
   2,200  Lehman Brothers Holdings
           4.000%, due 1/22/08.............      A+       2,196
   1,650  Target Corporation,
           3.375%, due 3/1/08..............      A+       1,623
   2,350  Wells Fargo Company,
           3.500%, due 4/4/08..............      AA       2,316
   2,225  Cardinal Health, Inc.,
           6.250%, due 7/15/08.............       A       2,384
   2,425  CIT Group Inc.,
           3.375%, due 4/1/09..............       A       2,303
   3,475  ConocoPhillips, Inc.,
           8.750%, due 5/25/10.............      A-       4,200
   2,300  Household Finance Corporation,
           8.000%, due 7/15/10.............       A       2,669
   2,399  Boeing Capital Corporation,
           7.375%, due 9/27/10.............      A+       2,713
   2,500  Citigroup, Inc.,
           7.250%, due 10/1/10.............      A+       2,816
   2,125  Comcast Cable Communications
           Corp., 6.750%, due 1/30/11......     BBB       2,293
   2,600  Sprint Capital Corp., 7.625%, due
           1/30/11.........................     BBB       2,874
   2,600  Countrywide Financial Corp.,
           4.000%, due 3/22/11.............       A       2,425
   1,900  Time Warner, 6.750%, due
           4/15/11.........................    BBB+       2,046
   3,200  Morgan Stanley, 6.750%, due
           4/15/11.........................      A+       3,507
   3,000  General Motors Acceptance
           Corporation, 6.875%, due
           9/15/11.........................    BBB+       3,076
   1,500  Ford Motor Credit Co., Inc.
           7.250%, due 10/25/11............    BBB+       1,566

                See accompanying Notes to Financial Statements.

44  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

                                                    NRSRO
Principal                                          Rating
Amount                                        (unaudited)    Value
--------- ----------------------------------- ----------- --------

Corporate Obligations--30.3%--(continued)
$  2,850  National Rural Utility Cooperative,
           7.250%, due 3/1/12................       A       $3,236
   2,500  Weyerhaeuser Company, 6.750%,
           due 3/15/12.......................     BBB        2,707
   2,500  GE Capital Corporation, 6.000%,
           due 6/15/12.......................     AAA        2,638
   2,000  SLM Corporation, 5.125%, due
           8/27/12...........................      A+        1,976
   2,550  Verizon Global Funding
           Corporation, 7.375%, due
           9/1/12............................      A+        2,868
   2,360  Cox Communications Inc.,
           7.125%, due 10/1/12...............     BBB        2,586
   3,200  IBM Corporation, 4.750%, due
           11/29/12..........................      A+        3,131
   2,400  Kroger Company, 5.500%, due
           2/1/13............................     BBB        2,393
   1,900  Ohio Power Company, 5.500%,
           due 2/15/13.......................      A3        1,914
   2,000  TXU Energy Company, 7.00%,                         2,178
--------   due 3/15/13.......................     BBB     --------
  75,869                                                    80,877
--------  Total Corporate Obligations........             --------
 249,505  Total Long Term Investments--98.1%              $262,271
--------     (Cost $261,797)............................. --------

----------
WAC = Weighted Average Coupon
VRN = Variable Rate Note
NRSRO = Nationally Recognized Statistical Rating Organization, such as S&P, Moody's or Fitch
The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

                                              NRSRO
Principal                                    Rating
Amount                                  (unaudited)    Value
--------- ----------------------------- ----------- --------

Short-Term Investments--0.9%
  $2,345  American Express Corporation,               $2,345
           VRN 1.170%, due 7/1/04......     A+      --------
   2,345  Total Short-Term Investments                 2,345
--------     (Cost $2,345).............             --------
$251,850  Total Investments--99.0%                   264,616
========     (Cost $264,142)...........             --------
          Cash and other assets,
           less liabilities--1.0%......                2,682
                                                    --------
          Net Assets--100.0%...........             $267,298
                                                    ========

                See accompanying Notes to Financial Statements.

June 30, 2004                                           William Blair Funds  45

[PHOTO]

KAPLAN

James S. Kaplan

[PHOTO]

Chris Vincent

Christopher T. Vincent

--------------------------------------------------------------------------------
READY RESERVES FUND
--------------------------------------------------------------------------------

The Ready Reserves Fund invests primarily in short-term U.S. dollar-denominated money market instruments, and exclusively in high quality securities that are rated in the top two categories of credit quality.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

The return for the six months ended June 30, 2003 of the Fund's Class N Shares was 0.25%, versus the 0.20% return of the Fund's benchmark, the AAA-Rated Money Market Funds Average. Total assets were $1.05 billion at June 30, 2004, compared to $1.20 billion at December 31, 2003.

Federal Reserve Monetary policy was the focus of the money markets during the first half of the year, with investors monitoring the strength of the economic recovery and its resultant implications for interest rates.

The Fed voted at its March 16/th/ meeting to keep short-term interest rates at a 45-year low, saying in its statement that risks to economic growth were roughly equal and repeated its view that chances of a drop in prices were about the same as a pickup of inflation. This was a position that the Federal Reserve had adopted in December of 2003.

Nonetheless, during the first quarter there began to be threads of communication from the Federal Reserve Board that interest rates could not remain as low as they were for an indefinite period of time.

In January, for example, the Fed abandoned a promise to keep interest rates low for "a considerable period," in favor of a promise to be "patient" with any move to raise short-term interest rates. And in February, Federal Reserve Chairman Alan Greenspan cautioned that low interest rates "will not be compatible indefinitely" with the Fed's primary job of fighting inflation.

As expected, the Federal Reserve decided at its June 30/th/ meeting to raise the federal funds rate--the interest rate that banks charge each other to lend money overnight--0.25% to 1.25%. It was the first time in four years that the Fed had raised the federal funds rate, which for the past year had been at a 46-year low.

The Federal Reserve's rate increase was viewed as a response to an economic recovery that is on solid footing and an employment picture that has shown steady signs of improvement.

Most money market observers are currently "discounting,"--that is, expecting--the possibility that the Federal Reserve Board will nudge interest rates higher, in a series of three-to-four 0.25% rate hikes over the balance of 2004.

Speaking to the International Monetary Conference in London in early June, Federal Reserve Board Chairman Alan Greenspan said that the central bank is, "of the view that monetary policy accommodation can be removed at a pace that is likely to be measured." However, he stated the Fed stood ready to tighten monetary policy more rapidly than the financial markets now expect, should inflationary pressures become more intense.

For the money markets, continued strength in the economy should result in increased issuance of commercial paper by corporations, an affirmation of a healthy economy.

We will continue to maintain our strategy of using commercial paper in the short end of the market, barbelled with fixed-rate obligations with slightly longer maturities, and also intend to emphasize floating-rate obligations, which price off of LIBOR. (LIBOR is the London Interbank Offered Rate, which is the rate the creditworthiest international banks dealing in Eurodollars--U.S. currency held in banks outside of the U.S.--charge each other for large loans.)

At June 30, 2004, the Fund's average maturity was 59.9 days, compared to 59.5 days at the end of the first quarter and 54 days at the end of 2003.


46  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Ready Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights

--------------------------------------------------------------------------------


                            The Fund's 7 day yield on June 30, 2004 was 0.61%.

                            Average Annual Total Returns--Class N Shares period
ending June 30, 2004.

                                           1 Year  5 Year  10 Year
                                           ------  ------  -------
             Ready Reserves Fund             0.51%   2.82%    3.87%
              AAA Rated Money Market Funds   0.20%   2.72%    3.88%

Past Performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by IBC Financial data.

This report identifies the Fund's investment's on June 30, 2004. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.



June 30, 2004                                           William Blair Funds  47

--------------------------------------------------------------------------------
Ready Reserves Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all amounts in thousands) (unaudited)

------------------------------------------------------ ----------
Principal                                               Amortized
Amount                                                       Cost
--------- -------------------------------------------- ----------

Mortgage Backed Securities--1.0%
$  9,000  Federal Home Loan Mortgage Corp.
           (FHLMC), 1.219%, 7/21/04................... $    9,000
   1,999  Federal National Mortgage Assoc. (FNMA),          1,999
--------   1.070%, 7/28/04............................ ----------
  10,999                                                   10,999
--------  Total Mortgage Backed Securities............ ----------

Fixed Rate Notes--35.0%
  38,371  Abbott Laboratories, 5.125%, 7/1/04.........     37,585
  34,035  American General Finance Corporation,
           1.64%-7.450%, 8/13/04-5/15/05..............     33,548
  10,039  Associates Corporation, 6.100%-8.625%,
           10/15/04-2/15/05...........................      9,774
  17,674  B.P. plc, 4.000%-6.20%, 10/15/04-5/27/05....     17,406
  20,810  Caterpillar Financial Services,
           4.69%-6.875%, 8/1/04-4/25/05...............     20,506
   6,076  ChevronTexaco Corporation,
           6.000%-8.110%, 10/1/04-6/15/05.............      5,971
  38,268  Coca-Cola Enterprises, 4.000%-8.000%,
           8/1/04-6/1/05..............................     37,615
  15,122  Colgate-Palmolive Corporation,
           1.375%-3.98%, 8/16/04-4/29/05..............     15,091
   5,521  E.I. DuPont de Nemours & Company,
           6.750%, 10/15/04...........................      5,359
  20,408  GE Capital Corporation, 1.670%-8.850%,
           9/15/04-5/15/05............................     20,065
  17,641  IBM Credit Corporation, 1.235%-4.125%,
           9/10/04-6/30/05............................     17,629
   3,811  Kimberly Clark, 10.000%, 3/15/05............      3,711
  33,707  National Rural Utility Cooperative Finance
           Corporation, 3.875%-6.375%,
           7/15/04-1/15/05............................     32,805
  16,687  Procter & Gamble Corporation,
           4.000%-6.660%, 12/15/04-4/30/05............     16,289
  23,951  SBC Communications, Inc., 6.300%-7.050%,
           7/15/04-10/15/04...........................     23,055
   5,611  U.S. Bancorp, 6.875%, 12/1/04...............      5,499
  10,665  USAA Capital Corporation, 5.640%-7.540%,
           3/30/05-4/18/05............................     10,619
   7,890  Verizon GTE North, 6.400%, 2/15/05..........      7,752
   1,152  Verizon West Virginia, 7.000%, 8/15/04......      1,108
  15,337  Wal-Mart Stores Inc., 4.150%-6.550%,
           8/10/04-6/15/05............................     14,991
  30,536  Wells Fargo Financial, 1.619%-7.600%,            30,108
--------   7/15/04-5/3/05............................. ----------
 373,312                                                  366,486
--------  Total Fixed Rate Notes...................... ----------

Variable Rate Notes--12.7%
$  8,134  American General Finance Corporation,
           1.909%, 9/20/04............................      8,115
  21,901  Caterpillar Financial Services,
           1.240%-1.610%, 7/14/04-9/7/04..............     21,888
   3,251  Colgate-Palmolive, 1.251%, 7/13/04..........      3,250
  10,023  General Electric Capital Corporation, 1.43%,
           7/2/04.....................................     10,019
   6,018  National Rural Utility Cooperative Finance
           Corporation, 1.460%-1.580%,
           8/7/04-9/10/04.............................      6,016

----------
VRN = Variable Rate Note

--------------------------------------------------- ----------
Principal                                             Amortized
Amount                                                     Cost
---------- ---------------------------------------- ----------
$   18,506 Paccar Financial Corporation,
            1.080%-1.320%, 7/6/04-8/20/04.......... $   18,503
    40,174 US Bancorp, 1.450%-1.669%,
            7/2/04-9/14/04.........................     40,149
     1,003 USA Education Corporation, 1.450%,
            7/26/04................................      1,002
    16,503 Wal Mart Stores Inc., 1.238%, 8/22/04...     16,502
     7,757                                               7,756
---------- Wells Fargo Financial, 1.599%, 9/24/04.. ----------
   133,270                                             133,200
---------- Total Variable Rate Notes............... ----------

Asset Backed Commercial Paper--46.2%
    45,000 Amsterdam Funding Corporation,
            1.120%-1.250%, 7/12/04-7/22/04.........     44,976
    40,000 Blue Ridge Asset Funding, 1.050%-1.090%,
            7/2/04-7/9/04..........................     39,993
     9,000 CAFCO, L.L.C. 1.100%, 7/13/04...........      8,997
    10,000 CRC Funding, L.L.C., 1.070%, 7/6/04.....      9,999
    40,000 Daimler Chrysler Revolving Auto,
            1.110%-1.280%, 7/9/04-7/27/04..........     39,971
    10,000 Delaware Funding Corporation, 1.090%,
            7/8/04.................................      9,998
    35,000 FCAR Owner Trust, 1.080%-1.120%,
            7/7/04-7/16/04.........................     34,988
    15,000 Govco, Inc. 1.250%, 7/29/04.............     14,985
    40,000 Jupiter Securitization Corporation,
            1.250%-1.300%, 7/23/04-7/30/04.........     39,963
    15,000 Mortgage Interest Networking Trust,
            1.290%, 7/29/04........................     14,985
    30,000 New Center Asset Trust, 1.120%,
            7/13/04-7/14/04........................     29,988
    40,000 Old Line Funding, 1.090%-1.200%,
            7/7/04-7/19/04.........................     39,986
    35,000 Park Avenue Receivables, 1.240%-1.300%,
            7/22/04-7/28/04........................     34,971
    27,983 Preferred Receivables Funding,
            1.230%-1.250%, 7/19/04-7/26/04.........     27,962
    40,000 Sheffield Receivables, 1.070%-1.240%,
            7/2/04-7/21/04.........................     39,984
    28,565 Thunder Bay Funding, 1.120%-1.250%,
            7/12/04-7/23/04........................     28,548
    23,275 Windmill Funding Corporation,                23,262
----------  1.080%-1.250%, 7/14/04-7/21/04......... ----------
   483,823                                             483,556
---------- Total Asset Backed Commercial Paper..... ----------

Commercial Paper--1.4%
Insurance--1.4%
    15,000                                              14,989
---------- Marsh & McClennan 1.200%, 7/20/04....... ----------
    15,000                                              14,989
---------- Total Commercial Paper.................. ----------

Demand Note--3.7%
    38,401 American Express Corporation, VRN,           38,401
----------  1.170%, 7/2/04......................... ----------
$1,054,805 Total Investments--100.0%                 1,047,631
==========  (Cost $ 1,047,631)..................... ----------
           Liabilities, plus cash and other
            assets--0.0%...........................       (376)
                                                    ----------
           Net assets--100.0%...................... $1,047,255
                                                    ==========
           Portfolio Weighted Average Maturity.....    60 Days

                See accompanying Notes to Financial Statements.

48  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

June 30, 2004 (all dollar amounts in thousands) (unaudited)

                                                                                           Tax-                           Small-
                                                                                        Managed  LargeCap    Small Cap   Mid Cap
                                                                                         Growth    Growth       Growth    Growth
                                                                          Growth Fund      Fund      Fund         Fund      Fund
-                                                                        -----------  --------  --------  -----------  --------
Assets
Investments in securities, at cost...................................... $   217,557  $  4,545  $  5,382  $   528,779  $ 12,895
Investments in Affiliated Fund, at cost.................................       3,273         2       107       14,797       761
                                                                         -----------  --------  --------  -----------  --------

Investments in securities, at value..................................... $   271,021  $  5,822  $  6,161  $   632,605  $ 13,568
Investments in Affiliated Fund, at value................................       3,273         2       107       14,797       761
Cash....................................................................          --        --        --           86        --
Receivable for fund shares sold.........................................         459        --        --          327       148
Receivable for investment securities sold...............................          --        --        --        7,096        --
Receivable from Advisor.................................................          --         2         8           --        33
Dividend and interest receivable........................................         248         4         6           91         5
                                                                         -----------  --------  --------  -----------  --------
       Total assets.....................................................     275,001     5,830     6,282      655,002    14,515
Liabilities
Payable for investment securities purchased.............................          --        94        --        1,998        37
Payable for fund shares redeemed........................................          94        --        --          673        --
Management fee payable..................................................         184         4         4          530        11
Distribution and shareholder services fee payable.......................           9        --        --          177         1
Other accrued expenses..................................................         101        12        10          121        30
                                                                         -----------  --------  --------  -----------  --------
       Total liabilities................................................         388       110        14        3,499        79
                                                                         -----------  --------  --------  -----------  --------
        Net Assets...................................................... $   274,613  $  5,720  $  6,268  $   651,503  $ 14,436
                                                                         ===========  ========  ========  ===========  ========
Capital
Composition of Net Assets
  Par value of shares of beneficial interest............................ $        27  $      1  $      1  $        27  $      1
  Capital paid in excess of par value...................................     244,507     6,557    11,007      509,436    13,770
  Accumulated net investment income (loss)..............................        (454)      (25)      (11)      (3,676)      (50)
  Accumulated realized gain (loss)......................................     (22,931)   (2,090)   (5,508)      41,890        42
  Net unrealized appreciation (depreciation) of investments and foreign
   currencies...........................................................      53,464     1,277       779      103,826       673
                                                                         -----------  --------  --------  -----------  --------
        Net Assets...................................................... $   274,613  $  5,720  $  6,268  $   651,503  $ 14,436
                                                                         ===========  ========  ========  ===========  ========

..Class N Shares
  Net Assets............................................................ $    46,520  $    162  $    363  $   404,172  $  4,549
  Shares Outstanding....................................................   4,671,413    19,048    61,746   16,604,030   427,528
  Net Asset Value Per Share............................................. $      9.96  $   8.50  $   5.88  $     24.35  $  10.64
Class I Shares
  Net Assets............................................................ $   228,087  $  5,552  $  5,902  $   247,316  $  9,881
  Shares Outstanding....................................................  22,634,097   645,358   993,352   10,054,867   927,941
  Net Asset Value Per Share............................................. $     10.08  $   8.61  $   5.94  $     24.60  $  10.65

                See accompanying Notes to Financial Statements.

June 30, 2004                                           William Blair Funds  49

Statements of Operations
--------------------------------------------------------------------------------

for the Period Ended June 30, 2004 (all dollar amounts in thousands) (unaudited)

                                                                                                                Small-Mid
                                                                                                                      Cap
                                                                            Tax-Managed   Large Cap   Small Cap    Growth
                                                                Growth Fund Growth Fund Growth Fund Growth Fund      Fund
-                                                               ----------- ----------- ----------- ----------- ---------
Investment income
  Dividends....................................................   $   905      $  17       $  24      $   594     $ 14
  Less foreign tax withheld....................................       (31)        --          --           --       --
  Interest.....................................................         6         --          --           --       --
                                                                  -------      -----       -----      -------     ----
    Total income...............................................       880         17          24          594       14
Expenses
  Investment advisory fees.....................................     1,025         25          24        3,182       45
  Distribution fees............................................        52         --          --          462        4
  Shareholder services fees....................................        --         --          --           --       --
  Custodian fees...............................................        31          8           7           68       16
  Transfer agent fees..........................................       110          4           5          172       15
  Professional fees............................................        18          8           7           22       15
  Registration fees............................................        16         15          15           58       11
  Other expenses...............................................        82          2           4          142       26
                                                                  -------      -----       -----      -------     ----
    Total expenses before waiver...............................     1,334         62          62        4,106      132
    Plus expenses recovered by the advisor.....................        --         --          --          164
    Less expenses waived or absorbed by the Advisor............        --        (20)        (27)          --      (68)
                                                                  -------      -----       -----      -------     ----
    Net expenses...............................................     1,334         42          35        4,270       64
                                                                  -------      -----       -----      -------     ----
    Net investment income (loss)...............................      (454)       (25)        (11)      (3,676)     (50)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
    Net realized gain (loss) on investments....................     8,810        256         137       39,748       42
                                                                  -------      -----       -----      -------     ----
Change in net unrealized appreciation (depreciation) on
 investments and other assets and liabilities..................    (8,134)      (171)       (181)      26,349      694
                                                                  -------      -----       -----      -------     ----
Net increase (decrease) in net assets resulting from operations   $   222      $  60       $ (55)     $62,421     $686
                                                                  =======      =====       =====      =======     ====

                See accompanying Notes to Financial Statements.

50  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

for the Period Ended June 30, 2004 and the Year Ended December 31, 2003 (all amounts in thousands) (unaudited)


                                                                                                Tax-
                                                                                             Managed        Large Cap
                                                                             Growth           Growth           Growth
                                                                               Fund             Fund             Fund
-                                                               ------------------  ---------------  ---------------
                                                                     2004      2003     2004    2003    2004     2003
-                                                               --------  --------  -------  ------  ------  -------
Operations
  Net investment income (loss)................................. $   (454) $ (1,214) $   (25) $  (40) $  (11) $   (26)
  Net realized gain (loss) on investments, foreign currency
   transactions and other assets and liabilities...............    8,810       758      256    (483)    137     (553)
  Change in net unrealized appreciation (depreciation) on
   investments, foreign currency transactions and other assets
   and liabilities.............................................   (8,134)   58,056     (171)  1,777    (181)   1,644
                                                                --------  --------  -------  ------  ------  -------
  Net increase (decrease) in net assets resulting from
   operations..................................................      222    57,600       60   1,254     (55)   1,065
Distributions to shareholders from
  Net investment income........................................       --        --       --      --      --       --
  Net realized gain............................................       --        --       --      --      --       --
                                                                --------  --------  -------  ------  ------  -------
                                                                      --        --       --      --      --       --
Capital stock transactions
  Net proceeds from sale of shares.............................   18,236    29,113      131   1,159   1,268    1,147
  Shares issued in reinvestment of income......................
  dividends and capital gain distributions.....................       --        --       --      --      --       --
  Less cost of shares redeemed.................................  (25,499)  (60,684)  (1,342)   (845)   (464)  (2,162)
                                                                --------  --------  -------  ------  ------  -------
  Net increase (decrease) in net assets resulting from capital
   share transactions..........................................   (7,263)  (31,571)  (1,211)    314     804   (1,015)
                                                                --------  --------  -------  ------  ------  -------
  Increase (decrease) in net assets............................   (7,041)   26,029   (1,151)  1,568     749       50
Net assets
  Beginning of period..........................................  281,654   255,625    6,871   5,303   5,519    5,469
                                                                --------  --------  -------  ------  ------  -------
  End of period................................................ $274,613  $281,654  $ 5,720  $6,871  $6,268  $ 5,519
                                                                ========  ========  =======  ======  ======  =======
Undistributed net investment income (loss) at the end of the
 period........................................................ $   (454) $     --  $   (25) $   --  $  (11) $    --
                                                                ========  ========  =======  ======  ======  =======

                                                                          Small Cap    Small-Mid Cap
                                                                             Growth           Growth
                                                                               Fund             Fund
-                                                               ------------------  ---------------
                                                                     2004      2003     2004 2003(a)
-                                                               --------  --------  -------  -------
Operations
  Net investment income (loss)................................. $ (3,676) $ (2,137) $   (50) $   --
  Net realized gain (loss) on investments, foreign currency
   transactions and other assets and liabilities...............   39,748    20,759       42      --
  Change in net unrealized appreciation (depreciation) on
   investments, foreign currency transactions and other assets
   and liabilities.............................................   26,349    75,261      694     (21)
                                                                --------  --------  -------  ------
  Net increase (decrease) in net assets resulting from
   operations..................................................   62,421    93,883      686     (21)
Distributions to shareholders from
  Net investment income........................................       --        --       --      --
  Net realized gain............................................       --    (7,443)      --      --
                                                                --------  --------  -------  ------
                                                                      --    (7,443)      --      --
Capital stock transactions
  Net proceeds from sale of shares.............................  140,340   400,134   10,165   3,694
  Shares issued in reinvestment of income......................
  dividends and capital gain distributions.....................       --     7,200       --      --
  Less cost of shares redeemed.................................  (70,082)  (53,530)     (88)     --
                                                                --------  --------  -------  ------
  Net increase (decrease) in net assets resulting from capital
   share transactions..........................................   70,258   353,804   10,077   3,694
                                                                --------  --------  -------  ------
  Increase (decrease) in net assets............................  132,679   440,243   10,763   3,673
Net assets
  Beginning of period..........................................  518,824    78,581    3,673      --
                                                                --------  --------  -------  ------
  End of period................................................ $651,503  $518,824  $14,436  $3,673
                                                                ========  ========  =======  ======
Undistributed net investment income (loss) at the end of the
 period........................................................ $ (3,676) $     --  $   (50) $   --
                                                                ========  ========  =======  ======

----------
(a)For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003.

                See accompanying Notes to Financial Statements.


June 30, 2004                                           William Blair Funds  51

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

June 30, 2004 (all dollar amounts in thousands) (unaudited)


                                                             International International      Value                        Ready
                                                                    Growth        Equity  Discovery       Income        Reserves
                                                                      Fund          Fund       Fund         Fund            Fund
-                                                            ------------- ------------- ---------- -----------  --------------
Assets
Investments in securities, at cost..........................  $ 2,061,736    $  2,957    $  205,852 $   264,142  $    1,047,631
Investments in Affiliated Fund, at cost.....................       23,483         336         2,172          --              --
                                                              -----------    --------    ---------- -----------  --------------

Investments in securities, at value.........................  $ 2,486,303    $  3,139    $  262,879 $   264,616  $    1,047,631
Investments in Affiliated Fund, at value....................       23,483         336         2,172          --              --
Cash........................................................           --          --            --          81              --
Foreign currency, at value (cost $714 ).....................          697          --            --          --              --
Receivable for fund shares sold.............................       14,034          --            20         203              --
Receivable for investment securities sold...................       40,933          --         2,773          --              --
Receivable from Advisor.....................................           --          11            23          --              --
Dividend and interest receivable............................        2,388           1           194       2,630           6,547
                                                              -----------    --------    ---------- -----------  --------------
       Total assets.........................................    2,567,838       3,487       268,061     267,530       1,054,178
Liabilities
Payable for investment securities purchased.................       27,349          --         4,403          --           6,260
Payable for fund shares redeemed............................        1,309          --            67          66              --
Management fee payable......................................        2,054           3           234         112             194
Distribution and shareholder services fee payable...........          357          --            34           7             292
Dividend payable............................................           --          --            --          --              36
Other accrued expenses......................................          451          10           109          47             141
                                                              -----------    --------    ---------- -----------  --------------
       Total liabilities....................................       31,520          13         4,847         232           6,923
                                                              -----------    --------    ---------- -----------  --------------
        Net Assets..........................................  $ 2,536,318    $  3,474    $  263,214 $   267,298  $    1,047,255
                                                              ===========    ========    ========== ===========  ==============
Capital
Composition of Net Assets
  Par value of shares of beneficial interest................  $       132    $     --    $       11 $        27  $        1,048
  Capital paid in excess of par value.......................    2,170,553       3,299       185,109     280,237       1,047,274
  Accumulated net investment income (loss)..................         (244)         (1)          149        (538)             81
  Accumulated realized gain (loss)..........................      (58,675)         (6)       20,918     (12,902)         (1,148)
  Net unrealized appreciation (depreciation) of investments
   and foreign currencies...................................      424,552         182        57,027         474              --
                                                              -----------    --------    ---------- -----------  --------------
        Net Assets..........................................  $ 2,536,318    $  3,474    $  263,214 $   267,298  $    1,047,255
                                                              ===========    ========    ========== ===========  ==============

Class N Shares
  Net Assets................................................  $ 1,784,875    $     39    $   36,313 $    56,542  $    1,047,255
  Shares Outstanding........................................   92,947,496       3,721     1,521,184   5,570,553   1,048,321,944
  Net Asset Value Per Share.................................  $     19.20    $  10.56    $    23.87 $     10.15  $         1.00
Class I Shares
  Net Assets................................................  $   751,433    $  3,429    $  226,886 $   210,751
  Shares Outstanding........................................   38,657,621     324,809     9,462,691  20,816,835
  Net Asset Value Per Share.................................  $     19.44    $  10.56    $    23.98 $     10.12

                See accompanying Notes to Financial Statements.

52  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

for the Period Ended June 30, 2004 (all dollar amounts in thousands) (unaudited)

                                                                           International International     Value
                                                                                  Growth        Equity Discovery   Income
                                                                                    Fund          Fund      Fund     Fund
-                                                                          ------------- ------------- --------- -------
Investment income
  Dividends...............................................................   $ 20,796        $  2       $ 1,643  $    --
  Less foreign tax withheld...............................................     (2,204)         --            --       --
  Interest................................................................        192           1            73    6,618
                                                                             --------        ----       -------  -------
    Total income..........................................................     18,784           3         1,716    6,618
Expenses
  Investment advisory fees................................................     11,347           3         1,410      658
  Distribution fees.......................................................      2,054          --            37       40
  Shareholder services fees...............................................         --          --            --       --
  Custodian fees..........................................................      1,045           4            42       37
  Transfer agent fees.....................................................        865           1            66       49
  Professional fees.......................................................         65           2            16       15
  Registration fees.......................................................         87           4            10       24
  Other expenses..........................................................        519           1             9       36
                                                                             --------        ----       -------  -------
    Total expenses before waiver..........................................     15,982          15         1,590      859
    Less expenses repaid to (waived and absorbed by) the Advisor..........         --         (11)          (23)      --
                                                                             --------        ----       -------  -------
    Net expenses..........................................................     15,982           4         1,567      859
                                                                             --------        ----       -------  -------
    Net investment income (loss)..........................................      2,802          (1)          149    5,759
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
    Net realized gain (loss) on investments...............................     76,358          (2)       16,473   (2,404)
    Net realized gain (loss) on foreign currency transactions and other
     assets and liabilities...............................................     (7,519)         (4)           --       --
                                                                             --------        ----       -------  -------
    Total net realized gain (loss)........................................     68,839          (6)       16,473   (2,404)
Change in net unrealized appreciation (depreciation) on investments and
 other assets and liabilities.............................................    (13,963)        182        (4,102)  (4,409)
                                                                             --------        ----       -------  -------
Net increase (decrease) in net assets resulting from operations...........   $ 57,678        $175       $12,520  $(1,054)
                                                                             ========        ====       =======  =======

                                                                              Ready
                                                                           Reserves
                                                                               Fund
-                                                                          --------
Investment income
  Dividends...............................................................  $   --
  Less foreign tax withheld...............................................      --
  Interest................................................................   6,383
                                                                            ------
    Total income..........................................................   6,383
Expenses
  Investment advisory fees................................................   1,334
  Distribution fees.......................................................      --
  Shareholder services fees...............................................   1,929
  Custodian fees..........................................................      97
  Transfer agent fees.....................................................      59
  Professional fees.......................................................      30
  Registration fees.......................................................      14
  Other expenses..........................................................     176
                                                                            ------
    Total expenses before waiver..........................................   3,639
    Less expenses repaid to (waived and absorbed by) the Advisor..........      --
                                                                            ------
    Net expenses..........................................................   3,639
                                                                            ------
    Net investment income (loss)..........................................   2,744
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
    Net realized gain (loss) on investments...............................      --
    Net realized gain (loss) on foreign currency transactions and other
     assets and liabilities...............................................      --
                                                                            ------
    Total net realized gain (loss)........................................      --
Change in net unrealized appreciation (depreciation) on investments and
 other assets and liabilities.............................................      --
                                                                            ------
Net increase (decrease) in net assets resulting from operations...........  $2,744
                                                                            ======

                See accompanying Notes to Financial Statements.

June 30, 2004                                           William Blair Funds  53

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

for the Period Ended June 30, 2004 and the Year Ended December 31, 2003 (all amounts in thousands) (unaudited)

                                                                      International International               Value
                                                                             Growth        Equity           Discovery
                                                                               Fund          Fund                Fund
-                                                           ----------------------  ------------- ------------------
                                                                   2004        2003       2004(a)      2004      2003
-                                                           ----------  ----------  ------------- --------  --------
Operations
  Net investment income (loss)............................. $    2,802  $    1,037     $   (1)    $    149  $   (310)
  Net realized gain (loss) on investments, foreign
   currency transactions and other assets and
   liabilities.............................................     68,839     (14,894)        (6)      16,473     6,425
  Change in net unrealized appreciation (depreciation) on
   investments, foreign currency transactions and other
   assets and liabilities..................................    (13,963)    459,102        182       (4,102)   60,586
                                                            ----------  ----------     ------     --------  --------
    Net increase (decrease) in net assets resulting from
     operations............................................     57,678     445,245        175       12,520    66,701
Distributions to shareholders from
  Net investment income....................................         --      (2,775)        --           --        --
  Net realized gain........................................         --          --         --           --        --
                                                            ----------  ----------     ------     --------  --------
                                                                    --      (2,775)        --           --        --
Capital stock transactions
  Net proceeds from sale of shares.........................    775,248   1,012,995      3,299       43,068    53,181
  Shares issued in reinvestment of income dividends and
   capital gain distributions..............................         --       2,457         --           --        --
  Less cost of shares redeemed.............................   (196,307)   (337,011)        --      (29,485)  (73,573)
                                                            ----------  ----------     ------     --------  --------
    Net increase (decrease) in net assets resulting from
     capital stock transactions............................    578,941     678,441      3,299       13,583   (20,392)
                                                            ----------  ----------     ------     --------  --------
    Increase (decrease) in net assets......................    636,619   1,120,911      3,474       26,103    46,309
Net assets
  Beginning of period......................................  1,899,699     778,788         --      237,111   190,802
                                                            ----------  ----------     ------     --------  --------
  End of period............................................ $2,536,318  $1,899,699     $3,474     $263,214  $237,111
                                                            ==========  ==========     ======     ========  ========
Undistributed net investment income (loss) at the end of
 the period................................................ $     (244) $   (3,046)    $   (1)    $    149  $     --
                                                            ==========  ==========     ======     ========  ========

                                                                                                   Ready
                                                                         Income                 Reserves
                                                                           Fund                     Fund
-                                                           ------------------  -----------------------
                                                                 2004      2003        2004         2003
-                                                           --------  --------  ----------  -----------
Operations
  Net investment income (loss)............................. $  5,759  $ 10,144  $    2,744  $     8,301
  Net realized gain (loss) on investments, foreign
   currency transactions and other assets and
   liabilities.............................................   (2,404)      865          --          (33)
  Change in net unrealized appreciation (depreciation) on
   investments, foreign currency transactions and other
   assets and liabilities..................................   (4,409)   (2,342)         --           --
                                                            --------  --------  ----------  -----------
    Net increase (decrease) in net assets resulting from
     operations............................................   (1,054)    8,667       2,744        8,268
Distributions to shareholders from
  Net investment income....................................   (6,425)  (13,802)     (2,744)      (8,301)
  Net realized gain........................................       --        --          --           --
                                                            --------  --------  ----------  -----------
                                                              (6,425)  (13,802)     (2,744)      (8,301)
Capital stock transactions
  Net proceeds from sale of shares.........................   38,997   139,094     811,071    1,648,639
  Shares issued in reinvestment of income dividends and
   capital gain distributions..............................    4,561    10,207       2,739        8,334
  Less cost of shares redeemed.............................  (33,843)  (75,240)   (920,487)  (1,827,009)
                                                            --------  --------  ----------  -----------
    Net increase (decrease) in net assets resulting from
     capital stock transactions............................    9,715    74,061    (106,677)    (170,036)
                                                            --------  --------  ----------  -----------
    Increase (decrease) in net assets......................    2,236    68,926    (106,677)    (170,069)
Net assets
  Beginning of period......................................  265,062   196,136   1,153,932    1,324,001
                                                            --------  --------  ----------  -----------
  End of period............................................ $267,298  $265,062  $1,047,255  $ 1,153,932
                                                            ========  ========  ==========  ===========
Undistributed net investment income (loss) at the end of
 the period................................................ $   (538) $    128  $       81  $        81
                                                            ========  ========  ==========  ===========

----------
(a)For the period from May 24, 2004 (Commencement of Operations) to June 30,
   2004.

                See accompanying Notes to Financial Statements.


54  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


(1) Significant Accounting Policies

(a) Description of the Fund

William Blair Funds (the "Fund") is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. For each portfolio, the number of shares authorized is unlimited. The Fund currently consists of the following twelve portfolios (the "Portfolios"), each with its own investment objectives and policies.

            Equity Portfolios    International Portfolios
            -----------------    ------------------------
            Growth               International Growth
            Tax-Managed Growth   International Equity
            Large Cap Growth     Institutional International Growth
            Small Cap Growth     Institutional International Equity
            Small-Mid Cap Growth Fixed Income Portfolio
                                 ----------------------
            Value Discovery      Income
                                 Money Market Portfolio
                                 ----------------------
                                 Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity....... Long-term capital appreciation.
International Long-term capital appreciation.
Fixed Income. High level of current income with relative stability of principal.
Money Market. Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund issues a separate report.

The Institutional International Equity Fund has not commenced operations as of the date of this report.

(b) Share Classes

Five different classes of shares currently exist: A,B,C, N and I. This report includes financial highlight information for Classes N and I. The table below describes the Class N shares and the Class I shares covered by this report:

Class                                                       Description
-----                                                       -----------
  N   Class N shares are sold to the general public, either directly through the Fund's distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee
      (0.25% for the Equity and International Portfolios and 0.15% for the Fixed Income Portfolio) or a service fee (0.35%
      for the Money Market Portfolio).
  I   Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the other classes.

Investment income, realized and unrealized gains and losses, and certain portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

From January 1, 2003 until November 24, 2003, the value of foreign securities was determined based upon the last sale price on the foreign exchange or market on which it is primarily traded or, if there had been no sale on the date of valuation, at the latest bid price. The Board of Trustees approved amendments to the Fund's valuation procedures in October 2003 relating to the manner in which the Funds' foreign securities are valued. This change was implemented November 24, 2003. To reflect

June 30, 2004                                           William Blair Funds  55
this change, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Funds use an independent pricing service on a daily basis to estimate the fair value price as of the close of regular trading on the New York Stock Exchange. Otherwise, the value of foreign equity securities is determined based on the last sale price on the foreign exchange or market on which it is primarily traded or, if there have been no sales during that day, at the latest bid price. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation.

Long-term, fixed income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in other funds are valued at the underlying fund's net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees and in accordance with the Fund's valuation procedures. As of June 30, 2004, there were securities held in Small Cap Growth, Value Discovery and International Growth and International Equity Portfolios requiring fair valuation pursuant to the Fund's valuation procedures. Short-term securities held in the Ready Reserves Fund are valued at amortized cost, which approximates market value.

(d) Investment income and investment transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Income Portfolio and the Ready Reserves Portfolio were the rates in effect on June 30, 2004. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. The Portfolios utilize the straight-line method of amortization of premiums and discounts for short-term securities (maturities less than one year) and the effective interest method for long-term securities (maturities greater than one year).

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2004, the Income Portfolio recognized a reduction of interest income and a reduction of net realized loss of $1,290 (in thousands). For the years ended December 31, 2003 and 2002, the Income Portfolio recognized a reduction in interest income and a reduction in net realized loss of $2,691 and $948 (in thousands), respectively. This reclassification has no effect on the net asset value of the Portfolio.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified high basis.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio's net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open. Redemption fees may be applicable to redemptions within 60 days of purchase. The redemption fees collected by the Fund are netted against the amount of Redemptions for presentation on the Statement of Changes in Net Assets.

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, Small-Mid Cap Growth, International Growth, International Equity, and Value Discovery Portfolios are declared at least annually. Dividends from the Income and the Ready Reserves Portfolios are declared monthly and daily, respectively. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

56  Semi-Annual Report                                            June 30, 2004

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and accounting principles generally accepted in the United States. The reclassifications relate to net operating losses, Section 988 currency gains and losses, mortgage paydown securities gains and losses associated with securities issued before June 8, 1997 and recharacterization of dividends received from investments in REITs. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2003, the following reclassifications were recorded (in thousands):

                                                   Accumulated
                                                 Undistributed        Capital
                               Undistributed Net  Net Realized Paid In Excess
   Portfolio            Investment Income/(Loss)  Gain/ (Loss)   of Par Value
   ---------            ------------------------ -------------   ------------
   Growth..............          $1,214             $   (54)      $(1,160)
   Tax-Managed Growth..              40                  --           (40)
   Large Cap Growth....              26                  --           (26)
   Small Cap Growth....           2,137              (2,137)           --
   Small-Mid Cap Growth              --                  --            --
   International Growth            (860)                860            --
   Value Discovery.....             310                 170          (480)
   Income..............           2,683              (2,686)            3
   Ready Reserves......              --                  --            --

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distribution in 2004, will be determined at the close of the fiscal year in December. The tax character of distributions paid during 2003 and 2002 was as follows (in thousands):

                            Distributions Paid In 2003 Distributions Paid In 2002
       -                    -------------------------- --------------------------
                            Ordinary       Long-Term   Ordinary       Long-Term
       Portfolio              Income   Capital Gains     Income   Capital Gains
       ---------              ------   -------------     ------   -------------
       Growth.............. $    --       $   --       $    --         $--
       Tax-Managed Growth..      --           --            --          --
       Large Cap Growth....      --           --            --          --
       Small Cap Growth....   1,139        6,304            --          --
       Small-Mid Cap Growth      --           --            --          --
       International Growth   2,775           --            --          --
       Value Discovery.....      --           --            --          --
       Income..............  13,802           --         9,411          --
       Ready Reserves......   8,301           --        17,472          --

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows (in thousands):

                                     Accumulated                          Net
                       Undistributed Capital and Undistributed     Unrealized
                            Ordinary       Other     Long-Term Appreciation /
  Portfolio                   Income      Losses          Gain (Depreciation)
  ---------                   ------      ------          ---- --------------
  Growth..............        $   --  $ 29,466          $   --    $ 59,304
  Tax-Managed Growth..            --     2,331              --       1,433
  Large Cap Growth....            --     5,592              --         907
  Small Cap Growth....         2,198        --             985      76,436
  Small-Mid Cap Growth            --        --              --         (21)
  International Growth         2,615   126,136              --     431,476
  Value Discovery.....            --        --           5,515      60,059
  Income..............           133    10,401              --       4,780
  Ready Reserves......            81     1,148              --          --

(f) Options

The Portfolios may engage in options transactions on security indices and other financial indices and in doing so achieve similar objectives to what they would achieve through the sale or purchase of options on individual securities or other instruments.

June 30, 2004                                           William Blair Funds  57

Option writing. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no open options at June 30, 2004.

(g) Foreign Currency Translation and Foreign Currency Forward Contracts

The International Growth and International Equity Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The Portfolios may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(h) Income Taxes

Each Portfolio intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at June 30, 2004, were as follows (in thousands):

                                                                         Net
                                           Gross        Gross     Unrealized
                            Cost of   Unrealized   Unrealized Appreciation /
   Portfolio            Investments Appreciation Depreciation (Depreciation)
   ---------            ----------- ------------ ------------ --------------
   Growth.............. $  223,124    $ 65,321     $14,151       $ 51,170
   Tax-Managed Growth..      4,562       1,422         160          1,262
   Large Cap Growth....      5,514         985         231            754
   Small Cap Growth....    544,008     123,085      19,691        103,394
   Small-Mid Cap Growth     13,655       1,162         488            674
   International Growth  2,089,257     465,076      44,546        420,530
   International Equity      3,293         190           8            182
   Value Discovery.....    209,045      62,598       6,592         56,006
   Income..............    264,245       4,137       3,766            371
   Ready Reserves......  1,047,631          --          --             --

At December 31, 2003, the following Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio              2004   2005   2006   2007   2008    2009    2010    2011    Total
---------            ------ ------ ------ ------ ------ ------- ------- ------- --------
Growth.............. $   -- $   -- $   -- $   -- $   -- $ 4,332 $23,082 $ 2,032 $ 29,446
Tax-Managed Growth..     --     --     --     --     94     732   1,037     468    2,331
Large Cap Growth....     --     --     --     --    493   2,714   1,582     769    5,558
Small Cap Growth....     --     --     --     --     --      --      --      --       --
Small-Mid Cap Growth     --     --     --     --     --      --      --      --       --
International Growth     --     --     --     --     --  31,564  59,888  34,482  125,934
Value Discovery.....     --     --     --     --     --      --      --      --       --
Income..............  2,156     --     --  1,249  3,292      --   1,692   1,582    9,971
Ready Reserves......    108      1      1     51     24      --     930      --    1,115

The International Growth Portfolio has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized

58  Semi-Annual Report                                            June 30, 2004
appreciation (depreciation) of $4,938 (in thousands) in 2003, all of which has been reclassified from unrealized gain (loss) on investments to undistributed net investment income.

For the period November 1, 2003 through December 31, 2003, the following Portfolios incurred net realized capital or foreign currency losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2004 for Federal income tax purposes (in thousands):

                          Portfolio            Amount
                          ---------            ------
                          Growth..............  $ --
                          Tax-Managed Growth..    --
                          Large Cap Growth....    34
                          Small Cap Growth....    --
                          Small-Mid Cap Growth    --
                          International Growth   202
                          Value Discovery.....    --
                          Income..............   430
                          Ready Reserves......    33

(i) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the "Company") for investment advisory, administrative, and other accounting services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios                                     International Portfolios
-----------------                               -     ------------------------                      -
Growth......................................... 0.75% International Growth and International Equity
Tax-Managed Growth............................. 0.80%   First $250 million.........................  1.10%
Large Cap Growth............................... 0.80%   In excess of $250 million..................  1.00%
Small Cap Growth............................... 1.10%
Small-Mid Cap Growth........................... 1.00%
Value Discovery................................ 1.15%

Fixed Income Portfolio                                Money Market Portfolio
----------------------                                ----------------------
Income*                                               Ready Reserves
 First $250 million............................ 0.25%   First $250 million......................... 0.275%
 In excess of $250 million..................... 0.20%   Next $250 million.......................... 0.250%
----------                                              Next $2 billion............................ 0.225%
*Management fee also includes a charge of 5% of         In excess of $2.5 billion.................. 0.200%
  gross income.

Some of the Portfolios have also entered into Expense Limitation Agreements with the Company. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and absorb other operating expenses through April 30, 2005, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

                                    Class N Shares             Class I Shares
                        -------------------------  -------------------------
                               Through   Effective        Through   Effective
                        April 30, 2004 May 1, 2004 April 30, 2004 May 1, 2004
                        -------------- ----------- -------------- -----------
   Tax-Managed Growth..      1.55%        1.54%         1.30%        1.29%
   Large Cap Growth....      1.45%        1.34%         1.20%        1.09%
   Small Cap Growth....      1.55%        1.53%         1.38%        1.40%
   Small-Mid Cap Growth      1.54%        1.54%         1.29%        1.29%
   International Equity       N/A         1.50%          N/A         1.25%
   Value Discovery.....      1.49%        1.34%         1.33%        1.25%

June 30, 2004                                           William Blair Funds  59

For a period of five years subsequent to the Commencement of Operations of each Fund, the Company is entitled to reimbursement from the Tax-Managed Growth, Large Cap Growth, and Small Cap Growth Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. As a result, the total expense ratio for the Portfolios during the period the agreement is in effect, will not fall below the percentages indicated. The total amount available for recapture at June 30, 2004 is $433 (in thousands) for Tax-Managed Growth, $415 for Large Cap Growth, and $0 for Small Cap Growth. The Small Cap Growth Portfolio reimbursed the Advisor $164,000, for the period ended June 30, 2004 and $186,000 for the year ended December 31, 2003.

For a period of three years subsequent to the Commencement of Operations of the Small-Mid Cap Growth and the International Equity Portfolios, the Company is entitled to reimbursement for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at June 30, 2004 is $68 (in thousands) for the Small-Mid Cap Growth Portfolio and $11 for the International Equity Portfolio.

For the period ended June 30, 2004, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands) :

                                                                  Expenses
                                                            (Recovered) or
                                  Gross    Fee          Net       Absorbed
      Portfolio            Advisory Fee Waiver Advisory Fee     by Advisor
      ---------            ------------ ------ ------------     ----------
      Growth..............   $ 1,025     $--     $ 1,025        $  --
      Tax-Managed Growth..        25      20           5           --
      Large Cap Growth....        24      24          --            3
      Small Cap Growth....     3,182      --       3,182         (164)
      Small-Mid Cap Growth        45      45          --           23
      International Growth    11,347      --      11,347           --
      International Equity         3       3          --            8
      Value Discovery.....     1,410      --       1,410           --
      Income..............       658      --         658           --
      Ready Reserves......     1,334      --       1,334           --

(b) Underwriting, Distribution Services and Service Agreement

Each Portfolio except Ready Reserves Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. The annual rates expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Income Portfolio, which is 0.15%. Pursuant to the Distribution Agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Portfolios' Class N shares.

Distribution fees incurred by the Portfolios to the Company, for the period ended June 30, 2004, were as follows (in thousands):

                                         Gross                 Net
                                  Distribution    Fee Distribution
             Portfolio                    Fees Waiver          Fee
             ---------            ------------ ------ ------------
             Growth..............    $   52     $--      $   52
             Tax-Managed Growth..        --      --          --
             Large Cap Growth....        --      --          --
             Small Cap Growth....       462      --         462
             Small-Mid Cap Growth         4      --           4
             International Growth     2,054      --       2,054
             International Equity        --      --          --
             Value Discovery.....        37      23          14
             Income..............        40      --          40

The Ready Reserves Portfolio has a Service Agreement with the Company to provide shareholder services and automatic sweep services. The Portfolio pays the Company an annual fee, payable monthly, based upon 0.35% of its average daily net assets. For the period ended June 30, 2004, the following fees were incurred (in thousands):

                             Ready Reserves $1,929

60  Semi-Annual Report                                            June 30, 2004

(c) Trustees Fees

The Portfolios incurred fees of $129 (in thousands) to non-interested trustees of the Fund for the period ended June 30, 2004. Interested trustees are not compensated.

(d) Investments in Affiliated Portfolio

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio ("Ready Reserves"), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives management fees and shareholder service fees earned from the other Portfolios investment in the Ready Reserves Fund. The fees waived with respect to each Portfolio for the period ended June 30, 2004 are listed below. Distributions received from Ready Reserves are reflected as dividend income in each Portfolio's statement of operations. Amounts relating to the Portfolios' investments in Ready Reserves were as follows for the period ended June 30, 2004 (in thousands):

                                                                    Percent
                                      Sales   Fees Dividend          of Net
    Portfolio            Purchases Proceeds Waived   Income   Value  Assets
    ---------            --------- -------- ------ -------- ------- -------
    Growth.............. $ 35,563  $ 38,106  $  7    $  6   $ 3,273   1.2%
    Tax-Managed Growth..      941     1,064    --      --         2   0.1
    Large Cap Growth....    1,634     1,762     1      --       107   1.7
    Small Cap Growth....  165,494   193,169    89      76    14,797   2.3
    Small-Mid Cap Growth    9,442     8,761    --       2       761   5.3
    International Growth  136,438   212,025   153     132    23,483   0.9
    International Equity    1,835     1,499    --      --       336   9.7
    Value Discovery.....   42,580    46,904    20      17     2,172   0.8

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2004 were as follows (in thousands):

                    Portfolio             Purchases    Sales
                    ---------             --------- --------
                    Growth.............. $   46,582 $ 56,341
                    Tax-Managed Growth..        690    1,827
                    Large Cap Growth....      1,703      795
                    Small Cap Growth....    336,529  249,858
                    Small-Mid Cap Growth     12,176    2,793
                    International Growth  1,586,293  931,285
                    International Equity      2,897       79
                    Value Discovery.....     63,297   44,338
                    Income..............     59,224   49,442

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth and International Equity Portfolios enter into foreign currency forward contracts with its custodian and others. The Portfolios bear the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements. There were no open foreign currency forward contracts at June 30, 2004.


June 30, 2004                                           William Blair Funds  61

(6) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

                                                                       Sales (Dollars)
-                    ----------------------------------------------------------------
                          Period Ended June 30, 2004       Year Ended December 31, 2003
-                    ------------------------------   --------------------------------
Portfolio               Class N    Class I      Total     Class N   Class I       Total
---------            ---------   --------  ---------  ----------  --------  ----------
Growth.............. $   9,380   $  8,856  $  18,236  $    7,157  $ 21,956  $   29,113
Tax-Managed Growth..        --        131        131          36     1,123       1,159
Large Cap Growth....        99      1,169      1,268         116     1,031       1,147
Small Cap Growth....    91,575     48,765    140,340     298,425   101,709     400,134
Small Mid-Cap Growth     3,714      6,451     10,165         699     2,989       3,688
International Growth   548,239    227,009    775,248     758,408   254,587   1,012,995
International Equity        39      3,254      3,293          --        --          --
Value Discovery.....    11,716     31,352     43,068       3,825    49,356      53,181
Income..............    18,103     20,894     38,997      48,173    90,922     139,095
Ready Reserves......   811,071         --    811,071   1,648,639        --   1,648,639

                                                    Reinvested Distributions (Dollars)
                     ----------------------------------------------------------------
                          Period Ended June 30, 2004       Year Ended December 31, 2003
                     ------------------------------   --------------------------------
Portfolio               Class N    Class I      Total     Class N   Class I       Total
---------            ---------   --------  ---------  ----------  --------  ----------
Growth.............. $      --   $     --  $      --  $       --  $     --  $       --
Tax-Managed Growth..        --         --         --          --        --          --
Large Cap Growth....        --         --         --          --        --          --
Small Cap Growth....        --         --         --       4,718     2,482       7,200
Small Mid-Cap Growth        --         --         --          --        --          --
International Growth        --         --         --       1,375     1,082       2,457
International Equity        --         --         --          --        --          --
Value Discovery.....        --         --         --          --        --          --
Income..............     1,025      3,536      4,561       1,695     8,512      10,207
Ready Reserves......     2,739         --      2,739       8,334        --       8,334

                                                                 Redemptions (Dollars)
                     ----------------------------------------------------------------
                          Period Ended June 30, 2004       Year Ended December 31, 2003
                     ------------------------------   --------------------------------
Portfolio               Class N    Class I      Total     Class N   Class I       Total
---------            ---------   --------  ---------  ----------  --------  ----------
Growth.............. $   4,724   $ 20,775  $  25,499  $    8,875  $ 51,809  $   60,684
Tax-Managed Growth..        41      1,301      1,342          14       831         845
Large Cap Growth....        30        434        464         104     2,058       2,162
Small Cap Growth....    57,356     12,726     70,082      40,291    13,239      53,530
Small Mid-Cap Growth        55         33         88          --        --          --
International Growth   162,582     33,725    196,307     238,935    98,076     337,011
International Equity        --         --         --          --        --          --
Value Discovery.....     3,688     25,797     29,485      12,601    60,972      73,573
Income..............     7,879     25,964     33,843      23,206    52,035      75,241
Ready Reserves......   920,487         --    920,487   1,827,009        --   1,827,009

                     Net Change in Net Assets relating to Fund Share Activity (Dollars)
                     ----------------------------------------------------------------
                          Period Ended June 30, 2004       Year Ended December 31, 2003
                     ------------------------------   --------------------------------
Portfolio               Class N    Class I      Total     Class N   Class I       Total
---------            ---------   --------  ---------  ----------  --------  ----------
Growth.............. $   4,656   $(11,919) $  (7,263) $   (1,718) $(29,853) $  (31,571)
Tax-Managed Growth..       (41)    (1,170)    (1,211)         22       292         314
Large Cap Growth....        69        735        804          12    (1,027)     (1,015)
Small Cap Growth....    34,219     36,039     70,258     262,852    90,952     353,804
Small Mid-Cap Growth     3,659      6,418     10,077         699     2,989       3,688
International Growth   385,657    193,284    578,941     520,848   157,593     678,441
International Equity        39      3,254      3,293          --        --          --
Value Discovery.....     8,028      5,555     13,583      (8,776)  (11,616)    (20,392)
Income..............    11,249     (1,534)     9,715      26,662    47,399      74,061
Ready Reserves......  (106,677)        --   (106,677)   (170,036)       --    (170,036)

62  Semi-Annual Report                                            June 30, 2004

                                                                  Sales (Shares)
                     ----------------------------------------------------------
                       Period Ended June 30, 2004   Year Ended December 31, 2003
-                    ---------------------------  -----------------------------
Portfolio              Class N Class I      Total    Class N Class I       Total
---------            --------  -------  --------  ---------  -------  ---------
Growth..............      958      870     1,828        824    2,476      3,300
Tax-Managed Growth..       --       15        15          5      148        153
Large Cap Growth....       17      194       211         22      201        223
Small Cap Growth....    3,921    2,086     6,007     15,338    5,249     20,587
Small Mid-Cap Growth      364      631       995         70      299        369
International Growth   28,667   11,682    40,349     49,012   16,140     65,152
International Equity        4      325       329         --       --         --
Value Discovery.....      503    1,316     1,819        203    2,696      2,899
Income..............    1,745    2,010     3,755      4,557    8,632     13,189
Ready Reserves......  811,071       --   811,071  1,648,639       --  1,648,639

                                               Reinvested Distributions (Shares)
                     ----------------------------------------------------------
                       Period Ended June 30, 2004   Year Ended December 31, 2003
                     ---------------------------  -----------------------------
Portfolio              Class N Class I      Total    Class N Class I       Total
---------            --------  -------  --------  ---------  -------  ---------
Growth..............       --       --        --         --       --         --
Tax-Managed Growth..       --       --        --         --       --         --
Large Cap Growth....       --       --        --         --       --         --
Small Cap Growth....       --       --        --        226      118        344
Small Mid-Cap Growth       --       --        --         --       --         --
International Growth       --       --        --         77       60        137
International Equity       --       --        --         --       --         --
Value Discovery.....       --       --        --         --       --         --
Income..............       99      344       443        162      811        973
Ready Reserves......    2,739       --     2,739      8,334       --      8,334

                                                            Redemptions (Shares)
                     ----------------------------------------------------------
                       Period Ended June 30, 2004   Year Ended December 31, 2003
                     ---------------------------  -----------------------------
Portfolio              Class N Class I      Total    Class N Class I       Total
---------            --------  -------  --------  ---------  -------  ---------
Growth..............      468    2,045     2,513      1,027    5,796      6,823
Tax-Managed Growth..        5      154       159          2      109        111
Large Cap Growth....        5       73        78         20      415        435
Small Cap Growth....    2,493      539     3,032      2,161      783      2,944
Small Mid-Cap Growth        6        2         8         --       --         --
International Growth    8,564    1,748    10,312     16,368    6,456     22,824
International Equity       --       --        --         --       --         --
Value Discovery.....      159    1,097     1,256        767    3,409      4,176
Income..............      764    2,514     3,278      2,198    4,957      7,155
Ready Reserves......  920,487       --   920,487  1,827,009       --  1,827,009

                                                Net Change in Shares Outstanding
                                        relating to Fund Share Activity (Shares)
                     ----------------------------------------------------------
                       Period Ended June 30, 2004   Year Ended December 31, 2003
                     ---------------------------  -----------------------------
Portfolio              Class N Class I      Total    Class N Class I       Total
---------            --------  -------  --------  ---------  -------  ---------
Growth..............      490   (1,175)     (685)      (203)  (3,320)    (3,523)
Tax-Managed Growth..       (5)    (139)     (144)         3       39         42
Large Cap Growth....       12      121       133          2     (214)      (212)
Small Cap Growth....    1,428    1,547     2,975     13,403    4,584     17,987
Small Mid-Cap Growth      358      629       987         70      299        369
International Growth   20,103    9,934    30,037     32,721    9,744     42,465
International Equity        4      325       329         --       --         --
Value Discovery.....      344      219       563       (564)    (713)    (1,277)
Income..............    1,080     (160)      920      2,521    4,486      7,007
Ready Reserves...... (106,677)      --  (106,677)  (170,036)      --   (170,036)

June 30, 2004                                           William Blair Funds  63

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Growth Fund

                                                                                                           Class N
-                                                         -------------------------------------------------------
                                                          Period Ended                    Years Ended December 31,
-                                                         ------------  -----------------------------------------
                                                             6/30/2004     2003     2002     2001    2000    1999
-                                                            ---------     ----     ----     ----    ----    ----
Net asset value, beginning of period.....................       $ 9.97  $ 8.06  $ 10.87  $ 12.73  $20.10   $17.97
Income (loss) from investment operations:
  Net investment income (loss)...........................        (0.03)  (0.06)   (0.07)   (0.06)  (0.06)   (0.01)
  Net realized and unrealized gain (loss) on investments.         0.02    1.97    (2.74)   (1.66)  (1.52)    3.58
                                                                ------  ------  -------  -------  ------   ------
Total from investment operations.........................        (0.01)   1.91    (2.81)   (1.72)  (1.58)    3.57
Less distributions from:
  Net investment income..................................           --      --       --       --      --       --
  Net realized gain......................................           --      --       --     0.14    5.79     1.44
                                                                ------  ------  -------  -------  ------   ------
Total distributions......................................           --      --       --     0.14    5.79     1.44
                                                                ------  ------  -------  -------  ------   ------
Net asset value, end of period...........................       $ 9.96  $ 9.97  $  8.06  $ 10.87  $12.73   $20.10
                                                                ======  ======  =======  =======  ======   ======
Total return (%).........................................        (0.10)  23.70   (25.85)  (13.53)  (7.47)   19.98
Ratios to average daily net assets (%) (b):
  Expenses...............................................         1.18    1.19     1.19     1.18    1.13     0.86
  Net investment income (loss)...........................        (0.54)  (0.67)   (0.73)   (0.57)  (0.34)   (0.11)

                                                                                                           Class I
                                                          -------------------------------------------------------
                                                          Period Ended                    Years Ended December 31,
                                                          ------------  -----------------------------------------
                                                             6/30/2004     2003     2002     2001    2000 1999(a)
                                                             ---------     ----     ----     ----    ---- -------
Net asset value, beginning of period.....................       $10.08  $ 8.12  $ 10.93  $ 12.77  $20.10   $17.98
Income (loss) from investment operations:
  Net investment income (loss)...........................        (0.01)  (0.04)   (0.05)   (0.04)  (0.01)   (0.01)
  Net realized and unrealized gain (loss) on investments.         0.01    2.00    (2.76)   (1.66)  (1.53)    3.57
                                                                ------  ------  -------  -------  ------   ------
Total from investment operations.........................           --    1.96    (2.81)   (1.70)  (1.54)    3.56
Less distributions from:
  Net investment income..................................           --      --       --       --      --       --
  Net realized gain......................................           --      --       --     0.14    5.79     1.44
                                                                ------  ------  -------  -------  ------   ------
Total distributions......................................           --      --       --     0.14    5.79     1.44
                                                                ------  ------  -------  -------  ------   ------
Net asset value, end of period...........................       $10.08  $10.08  $  8.12  $ 10.93  $12.77   $20.10
                                                                ======  ======  =======  =======  ======   ======
Total return (%).........................................         0.00   24.14   (25.71)  (13.33)  (7.27)   19.91
Ratios to average daily net assets (%) (b):
  Expenses...............................................         0.93    0.94     0.94     0.93    0.88     0.86
  Net investment income (loss)...........................        (0.29)  (0.42)   (0.48)   (0.32)  (0.06)   (0.11)

-                                             ---------------------------------------------------------
                                              Period Ended                     Years Ended December 31,
-                                             ------------ --------------------------------------------
                                                 6/30/2004     2003     2002     2001     2000     1999
-                                                ---------     ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).     $274,613 $281,654 $255,625 $386,096 $550,987 $818,443
  Portfolio turnover rate (%) (b)............           34       45       29       74       88       52

----------
(a)For the period from October 1, 1999 (Commencement of the Class) to December 31, 1999.
(b)Rates are annualized for periods that are less than a year.

Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share for 2004, 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

64  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Tax-Managed Growth Fund

                                                                                                                    Class N
-                                                                  --------------------------------------------------------
                                                                   Period Ended                    Years Ended December 31,
-                                                                  ------------  ------------------------------------------
                                                                      6/30/2004     2003     2002     2001     2000 1999(a)
-                                                                     ---------     ----     ----     ----     ---- -------
Net asset value, beginning of period..............................       $ 8.41  $ 6.86  $  9.07  $ 10.08  $ 10.18   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.04)  (0.07)   (0.06)   (0.05)   (0.02)      --
  Net realized and unrealized gain (loss) on investments..........         0.13    1.62    (2.15)   (0.96)   (0.08)    0.18
                                                                         ------  ------  -------  -------  -------   ------
Total from investment operations..................................         0.09    1.55    (2.21)   (1.01)   (0.10)    0.18
Less distributions from:
  Net investment income...........................................           --      --       --       --       --       --
  Net realized gain...............................................           --      --       --       --       --       --
                                                                         ------  ------  -------  -------  -------   ------
Total distributions...............................................           --      --       --       --       --       --
                                                                         ------  ------  -------  -------  -------   ------
Net asset value, end of period....................................       $ 8.50  $ 8.41  $  6.86  $  9.07  $ 10.08   $10.18
                                                                         ======  ======  =======  =======  =======   ======
Total return (%)..................................................         1.07   22.59   (24.37)  (10.02)   (0.98)    1.80
Ratios to average daily net assets (%) (b):
  Expenses, net of waivers and reimbursements.....................         1.55    1.49     1.36     1.36     1.36     1.36
  Expenses, before waivers and reimbursements.....................         2.19    2.26     2.22     3.64    11.34     1.36
  Net investment income (loss), net of waivers and reimbursements.        (1.02)  (0.91)   (0.72)   (0.57)   (0.15)    0.75
  Net investment income (loss), before waivers and reimbursements.        (1.66)  (1.68)   (1.58)   (2.85)  (10.13)    0.75

                                                                                                                    Class I
                                                                   --------------------------------------------------------
                                                                   Period Ended                    Years Ended December 31,
                                                                   ------------  ------------------------------------------
                                                                      6/30/2004     2003     2002     2001     2000 1999(a)
                                                                      ---------     ----     ----     ----     ---- -------
Net asset value, beginning of period..............................       $ 8.50  $ 6.92  $  9.12  $ 10.11  $ 10.18   $10.00
Income (loss) from investment operations:
Net investment income (loss)......................................        (0.03)  (0.05)   (0.04)   (0.03)      --       --
Net realized and unrealized gain (loss) on investments............         0.14    1.63    (2.16)   (0.96)   (0.07)    0.18
                                                                         ------  ------  -------  -------  -------   ------
Total from investment operations..................................         0.11    1.58    (2.20)   (0.99)   (0.07)    0.18
Less distributions from:
  Net investment income...........................................           --      --       --       --       --       --
  Net realized gain...............................................           --      --       --       --       --       --
                                                                         ------  ------  -------  -------  -------   ------
Total distributions...............................................           --      --       --       --       --       --
                                                                         ------  ------  -------  -------  -------   ------
Net asset value, end of period....................................       $ 8.61  $ 8.50  $  6.92  $  9.12  $ 10.11   $10.18
                                                                         ======  ======  =======  =======  =======   ======
Total return (%)..................................................         1.29   22.83   (24.12)   (9.79)   (0.69)    1.80
Ratios to average daily net assets (%) (b):
  Expenses, net of waivers and reimbursements.....................         1.30    1.24     1.11     1.11     1.11     1.11
  Expenses, before waivers and reimbursements.....................         1.94    2.01     1.97     3.39    11.09     1.11
  Net investment income (loss), net of waivers and reimbursements.        (0.77)  (0.66)   (0.47)   (0.32)    0.05     0.99
  Net investment income (loss), before waivers and reimbursements.        (1.41)  (1.43)   (1.33)   (2.60)   (9.93)    0.99

                                              -----------------------------------------------
                                              Period Ended           Years Ended December 31,
-                                             ------------ ----------------------------------
                                                 6/30/2004   2003   2002   2001   2000   1999
-                                                ---------   ----   ----   ----   ----   ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).       $5,720 $6,871 $5,303 $7,211 $5,001 $1,018
  Portfolio turnover rate (%) (b)............           22     37     44     37     32     --

----------
(a)For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999.
(b)Rates are annualized for periods that are less than a year.

Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share for 2004, 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2004                                           William Blair Funds  65

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Large Cap Growth Fund

                                                                                                                     Class N
                                                                   --------------------------------------------------------
                                                                   Period Ended                     Years Ended December 31,
                                                                   ------------  ------------------------------------------
                                                                      6/30/2004      2003     2002     2001     2000 1999(a)
                                                                      ---------      ----     ----     ----     ---- -------
Net asset value, beginning of period..............................      $  5.93  $  4.80  $  6.72  $  8.45  $ 10.14  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.02)   (0.04)   (0.04)   (0.05)   (0.05)     --
  Net realized and unrealized gain (loss) on investments..........        (0.03)    1.17    (1.88)   (1.68)   (1.64)   0.14
                                                                        -------  -------  -------  -------  -------  ------
Total from investment operations..................................        (0.05)    1.13    (1.92)   (1.73)   (1.69)   0.14
Less distributions from:
  Net investment income...........................................           --       --       --       --       --      --
  Net realized gain...............................................           --       --       --       --       --      --
                                                                        -------  -------  -------  -------  -------  ------
Total distributions...............................................           --       --       --       --       --      --
                                                                        -------  -------  -------  -------  -------  ------
Net asset value, end of period....................................      $  5.88  $  5.93  $  4.80  $  6.72  $  8.45  $10.14
                                                                        =======  =======  =======  =======  =======  ======
Total return (%)..................................................        (0.84)   23.54   (28.57)  (20.47)  (16.67)   1.40
Ratios to average daily net assets (%) (b):
  Expenses, net of waivers and reimbursements.....................         1.41     1.42     1.36     1.36     1.36    1.36
  Expenses, before waivers and reimbursements.....................         2.31     2.39     2.45     3.01     2.84    1.36
  Net investment income (loss), net of waivers and reimbursements.        (0.61)   (0.76)   (0.71)   (0.79)   (0.58)  (0.66)
  Net investment income (loss), before waivers and
   reimbursements.................................................        (1.51)   (1.73)   (1.80)   (2.44)   (2.06)  (0.66)

                                                                                                                     Class I
                                                                   --------------------------------------------------------
                                                                   Period Ended                     Years Ended December 31,
                                                                   ------------  ------------------------------------------
                                                                      6/30/2004      2003     2002     2001     2000 1999(a)
                                                                      ---------      ----     ----     ----     ---- -------
Net asset value, beginning of period..............................      $  5.99  $  4.82  $  6.74  $  8.47  $ 10.14  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.01)   (0.03)   (0.03)   (0.04)   (0.04)     --
  Net realized and unrealized gain (loss) on investments..........        (0.04)    1.20    (1.89)   (1.69)   (1.63)   0.14
                                                                        -------  -------  -------  -------  -------  ------
Total from investment operations..................................        (0.05)    1.17    (1.92)   (1.73)   (1.67)   0.14
Less distributions from:
  Net investment income...........................................           --       --       --       --       --      --
  Net realized gain...............................................           --       --       --       --       --      --
                                                                        -------  -------  -------  -------  -------  ------
Total distributions                                                          --       --       --       --       --      --
                                                                        -------  -------  -------  -------  -------  ------
Net asset value, end of period....................................      $  5.94  $  5.99  $  4.82  $  6.74  $  8.47  $10.14
                                                                        =======  =======  =======  =======  =======  ======
Total return (%)                                                          (0.83)   24.27   (28.49)  (20.43)  (16.47)   1.40
Ratios to average daily net assets (%) (b):
  Expenses, net of waivers and reimbursements.....................         1.16     1.17     1.11     1.11     1.11    1.11
  Expenses, before waivers and reimbursements.....................         2.06     2.14     2.20     2.76     2.59    1.11
  Net investment income (loss), net of waivers and reimbursements.        (0.36)   (0.51)   (0.46)   (0.54)   (0.35)  (0.40)
  Net investment income (loss), before waivers and
   reimbursements.................................................        (1.26)   (1.48)   (1.55)   (2.19)   (1.83)  (0.40)
                                                                   --------------------------------------------------------
                                                                   Period Ended                     Years Ended December 31,
                                                                   ------------  ------------------------------------------
                                                                      6/30/2004      2003     2002     2001     2000    1999
                                                                      ---------      ----     ----     ----     ----    ----
Supplemental data for all classes:
  Net assets at end of period (in thousands)......................       $6,268   $5,519   $5,469   $5,991  $10,995  $1,153
  Portfolio turnover rate (%) (b).................................           28       33       52       87       95      --

----------
(a)For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999.
(b)Rates are annualized for periods that are less than a year.

Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share for 2004, 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

66  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Small Cap Growth Fund

                                                                                                              Class N
-                                                         ----------------------------------------------------------
                                                          Period Ended                       Years Ended December 31,
                                                          ------------  --------------------------------------------
                                                             6/30/2004       2003     2002     2001     2000 1999 (a)
-                                                            ---------       ----     ----     ----     ---- --------
Net asset value, beginning of period.....................     $  21.83  $  13.72  $ 16.58  $ 13.16  $ 10.19   $10.00
Income (loss) from investment operations:
  Net investment income (loss)...........................        (0.15)    (0.21)   (0.19)   (0.17)   (0.11)      --
  Net realized and unrealized gain (loss) on investments.         2.67      8.68    (2.67)    3.59     3.51     0.19
                                                              --------  --------  -------  -------  -------   ------
Total from investment operations.........................         2.52      8.47    (2.86)    3.42     3.40     0.19
Less distributions from:
  Net investment income..................................           --        --       --       --       --       --
  Net realized gain......................................           --      0.36       --       --     0.43       --
                                                              --------  --------  -------  -------  -------   ------
Total distributions......................................           --      0.36       --       --     0.43       --
                                                              --------  --------  -------  -------  -------   ------
Net asset value, end of period...........................     $  24.35  $  21.83  $ 13.72  $ 16.58  $ 13.16   $10.19
                                                              ========  ========  =======  =======  =======   ======
Total return (%).........................................        11.54     61.88   (17.25)   25.99    33.68     1.90
Ratios to average daily net assets (%) (b):
  Expenses, net of waivers and reimbursements............         1.53      1.55     1.56     1.59     1.60     1.60
  Expenses, before waivers and reimbursements............         1.50      1.52     1.62     1.95     2.17     1.60
  Net investment income (loss), net of waivers and
   reimbursements........................................        (1.33)    (1.22)   (1.31)   (1.15)   (0.75)   (1.60)
  Net investment income (loss), before waivers and
   reimbursements........................................        (1.30)    (1.19)   (1.37)   (1.51)   (1.32)   (1.60)

                                                                                                              Class I
                                                          ----------------------------------------------------------
                                                          Period Ended                       Years Ended December 31,
                                                          ------------  --------------------------------------------
                                                             6/30/2004       2003     2002     2001     2000 1999 (a)
                                                             ---------       ----     ----     ----     ---- --------
Net asset value, beginning of period.....................     $  22.03  $  13.82  $ 16.65  $ 13.18  $ 10.19   $10.00
Income (loss) from investment operations:
  Net investment income (loss)...........................        (0.13)    (0.18)   (0.16)   (0.13)   (0.11)      --
  Net realized and unrealized gain (loss) on investments.         2.70      8.75    (2.67)    3.60     3.53     0.19
                                                              --------  --------  -------  -------  -------   ------
Total from investment operations.........................         2.57      8.57    (2.83)    3.47     3.42     0.19
Less distributions from:
  Net investment income..................................           --        --       --       --       --       --
  Net realized gain......................................           --      0.36       --       --     0.43       --
                                                              --------  --------  -------  -------  -------   ------
Total distributions......................................           --      0.36       --       --     0.43       --
                                                              --------  --------  -------  -------  -------   ------
Net asset value, end of period                                $  24.60  $  22.03  $ 13.82  $ 16.65  $ 13.18   $10.19
                                                              ========  ========  =======  =======  =======   ======
Total return (%).........................................        11.67     62.15   (17.00)   26.33    33.87     1.90
Ratios to average daily net assets (%) (b):
  Expenses, net of waivers and reimbursements............         1.28      1.35     1.31     1.34     1.35     1.35
  Expenses, before waivers and reimbursements............         1.25      1.28     1.37     1.70     1.92     1.35
  Net investment income (loss), net of waivers and
   reimbursements........................................        (1.08)    (1.02)   (1.06)   (0.90)   (0.72)   (1.35)
  Net investment income (loss), before waivers and
   reimbursements........................................        (1.05)    (0.95)   (1.12)   (1.26)   (1.29)   (1.35)

                                                          ----------------------------------------------------------
                                                          Period Ended                       Years Ended December 31,
                                                          ------------  --------------------------------------------
                                                             6/30/2004       2003     2002     2001     2000     1999
                                                             ---------       ----     ----     ----     ----     ----
  Supplemental data for all classes:
  Net assets at end of period (in thousands).............     $651,503  $518,824  $78,581  $54,658  $28,778   $6,346
  Portfolio turnover rate (%) (b)........................           88       103      133      147      433       --

----------
(a)For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999.
(b)Rates are annualized for periods that are less than a year.

Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share for 2004, 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2004                                           William Blair Funds  67

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Small-Mid Cap Growth Fund

                                                                                                    Class N
-                                                                  ---------------------------------------
                                                                   Period Ended  Period Ended December 31,
                                                                   ------------  -------------------------
                                                                      6/30/2004                   2003 (a)
-                                                                     ---------                   --------
Net asset value, beginning of period..............................      $  9.94                     $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.06)                        --
  Net realized and unrealized gain (loss) on investments..........         0.76                      (0.06)
                                                                        -------                     ------
Total from investment operations..................................         0.70                      (0.06)
Less distributions from:
  Net investment income...........................................           --                         --
  Net realized gain...............................................           --                         --
                                                                        -------                     ------
Total distributions...............................................           --                         --
                                                                        -------                     ------
Net asset value, end of period....................................      $ 10.64                     $ 9.94
                                                                        =======                     ======
Total return (%)..................................................         7.04                      (0.60)
Ratios to average daily net assets (%) (b):
  Expenses, net of waivers and reimbursements.....................         1.54                       1.54
  Expenses, before waivers and reimbursements.....................         2.99                       1.54
  Net investment income (loss), net of waivers and reimbursements.        (1.25)                     (1.54)
  Net investment income (loss), before waivers and reimbursements.        (2.70)                     (1.54)

                                                                                                    Class I
                                                                   ---------------------------------------
                                                                   Period Ended  Period Ended December 31,
                                                                   ------------  -------------------------
                                                                      6/30/2004                   2003 (a)
                                                                      ---------                   --------
Net asset value, beginning of period..............................      $  9.94                     $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.05)                        --
  Net realized and unrealized gain (loss) on investments..........         0.76                      (0.06)
                                                                        -------                     ------
Total from investment operations..................................         0.71                      (0.06)
Less distributions from:
  Net investment income...........................................           --                         --
  Net realized gain...............................................           --                         --
                                                                        -------                     ------
Total distributions...............................................           --                         --
                                                                        -------                     ------
Net asset value, end of period....................................      $ 10.65                     $ 9.94
                                                                        =======                     ======
Total return (%)..................................................         7.14                      (0.60)
Ratios to average daily net assets (%) (b):
  Expenses, net of waivers and reimbursements.....................         1.29                       1.29
  Expenses, before waivers and reimbursements.....................         2.74                       1.29
  Net investment income (loss), net of waivers and reimbursements.        (1.00)                     (1.29)
  Net investment income (loss), before waivers and reimbursements.        (2.45)                     (1.29)

                                                                   ---------------------------------------
                                                                   Period Ended  Period Ended December 31,
                                                                   ------------  -------------------------
                                                                      6/30/2004                       2003
                                                                      ---------                       ----
  Supplemental data for all classes:
  Net assets at end of period (in thousands)......................      $14,436                     $3,673
  Portfolio turnover rate (%) (b).................................           69                         --

----------
(a)For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003.
(b)Rates are annualized for periods that are less than a year.

Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share for 2004 and 2003 is based on the average shares outstanding during the period.

68  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

International Growth Fund

                                                                                                        Class N
-                                                         ----------------------------------------------------
                                                          Period Ended                 Years Ended December 31,
-                                                         ------------ ---------------------------------------
                                                             6/30/2004   2003     2002     2001    2000    1999
-                                                            ---------   ----     ----     ----    ----    ----
Net asset value, beginning of period.....................       $18.65 $13.13 $ 15.48  $ 17.93  $24.03  $14.62
Income (loss) from investment operations:
  Net investment income (loss) (a).......................         0.02   0.02   (0.05)   (0.02)  (0.01)  (0.04)
  Net realized and unrealized gain (loss) on investments.         0.53   5.52   (2.30)   (2.43)  (2.04)  13.94
                                                                ------ ------ -------  -------  ------  ------
Total from investment operations.........................         0.55   5.54   (2.35)   (2.45)  (2.05)  13.90
Less distributions from:
  Net investment income..................................           --   0.02      --       --    0.08      --
  Net realized gain......................................           --     --      --       --    3.97    4.49
                                                                ------ ------ -------  -------  ------  ------
Total distributions......................................           --   0.02      --       --    4.05    4.49
                                                                ------ ------ -------  -------  ------  ------
Net asset value, end of period...........................       $19.20 $18.65 $ 13.13  $ 15.48  $17.93  $24.03
                                                                ====== ====== =======  =======  ======  ======
Total return (%).........................................         2.95  42.21  (15.18)  (13.66)  (8.10)  96.25
Ratios to average daily net assets (%) (c):
  Expenses...............................................         1.47   1.50    1.51     1.60    1.59    1.35
  Net investment income (loss)...........................         0.18   0.05   (0.36)   (0.11)  (0.44)  (0.43)

                                                                                                         Class I
-                                                         -----------------------------------------------------
                                                          Period Ended                  Years Ended December 31,
-                                                         ------------ ----------------------------------------
                                                             6/30/2004   2003     2002     2001    2000 1999 (b)
-                                                            ---------   ----     ----     ----    ---- --------
Net asset value, beginning of period.....................       $18.85 $13.27 $ 15.60  $ 18.02  $24.03   $20.25
Income (loss) from investment operations:
  Net investment income (loss) (a).......................         0.04   0.09   (0.01)    0.02    0.03    (0.04)
  Net realized and unrealized gain (loss) on investments.         0.55   5.54   (2.32)   (2.44)  (2.03)    8.31
                                                                ------ ------ -------  -------  ------   ------
Total from investment operations.........................         0.59   5.63   (2.33)   (2.42)  (2.00)    8.27
Less distributions from:
  Net investment income..................................           --   0.05      --       --    0.04       --
  Net realized gain......................................           --     --      --       --    3.97     4.49
                                                                ------ ------ -------  -------  ------   ------
Total distributions......................................           --   0.05      --       --    4.01     4.49
                                                                ------ ------ -------  -------  ------   ------
Net asset value, end of period...........................       $19.44 $18.85 $ 13.27  $ 15.60  $18.02   $24.03
                                                                ====== ====== =======  =======  ======   ======
Total return (%)                                                  3.13  42.42  (14.94)  (13.43)  (7.87)   41.71
Ratios to average daily net assets (%) (c):
  Expenses...............................................         1.22   1.25    1.26     1.35    1.34     1.35
  Net investment income (loss)...........................         0.43   0.30   (0.11)    0.14   (0.16)   (0.43)

-                                             -----------------------------------------------------------
                                              Period Ended                       Years Ended December 31,
-                                             ------------ ----------------------------------------------
                                                 6/30/2004       2003     2002     2001     2000     1999
-                                                ---------       ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).   $2,536,318 $1,899,699 $778,788 $454,055 $333,888 $302,089
  Portfolio turnover rate (%) (c)............           85         57       73      112      116      122

----------
(a)Includes $0.03, $0.00, $0.00, $0.06 and $0.00 in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2003, 2002, 2001, 2000 and 1999, respectively.
(b)For the period from October 1, 1999 (Commencement of the Class) to December 31, 1999.
(c)Rates are annualized for periods that are less than a year.

Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share for 2004, 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2004                                           William Blair Funds  69

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

International Equity Fund

                                                                                          Class N
-                                                                  ------------------------------
                                                                   Period Ended June 30, 2004 (a)
                                                                   ------------------------------
Net asset value, beginning of period..............................                         $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................                          (0.01)
  Net realized and unrealized gain (loss) on investments..........                           0.57
                                                                                           ------
Total from investment operations..................................                           0.56
Less distributions from:
  Net investment income...........................................                             --
  Net realized gain...............................................                             --
                                                                                           ------
Total distributions...............................................                             --
                                                                                           ------
Net asset value, end of period....................................                         $10.56
                                                                                           ======
Total return (%)..................................................                           5.60
Ratios to average daily net assets (%) (b):
  Expenses, net of waivers and reimbursements.....................                           1.50
  Expenses, before waivers and reimbursements.....................                           1.90
  Net investment income (loss), net of waivers and reimbursements.                          (0.72)
  Net investment income (loss), before waivers and reimbursements.                          (1.12)

                                                                                          Class I
                                                                   ------------------------------
                                                                   Period Ended June 30, 2004 (a)
                                                                   ------------------------------
Net asset value, beginning of period..............................                         $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................                             --
  Net realized and unrealized gain (loss) on investments..........                           0.56
                                                                                           ------
Total from investment operations..................................                           0.56
Less distributions from:
  Net investment income...........................................                             --
  Net realized gain...............................................                             --
                                                                                           ------
Total distributions...............................................                             --
                                                                                           ------
Net asset value, end of period....................................                         $10.56
                                                                                           ======
Total return (%)..................................................                           5.60
Ratios to average daily net assets (%) (b):
  Expenses, net of waivers and reimbursements.....................                           1.25
  Expenses, before waivers and reimbursements.....................                           1.65
  Net investment income (loss), net of waivers and reimbursements.                          (0.47)
  Net investment income (loss), before waivers and reimbursements.                          (0.87)

                                                                   ------------------------------
                                                                       Period Ended June 30, 2004
                                                                   ------------------------------
  Supplemental data for all classes:
  Net assets at end of period (in thousands)......................                         $3,474
  Portfolio turnover rate (%) (b).................................                             16

----------
(a)For the period from May 24, 2004 (Commencement of Operations) to June 30,
   2004.
(b)Rates are annualized for periods that are less than a year.

Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share for 2004 is based on the average shares outstanding during the period.

70  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Value Discovery Fund

                                                                                                                       Class N
-                                                                  -----------------------------------------------------------
                                                                   Period Ended                       Years Ended December 31,
-                                                                  ------------  ---------------------------------------------
                                                                      6/30/2004       2003      2002     2001    2000     1999
-                                                                     ---------       ----      ----     ----    ----     ----
Net asset value, beginning of period..............................     $  22.68  $  16.28  $  18.23  $  16.20 $ 13.66 $ 12.96
Income (loss) from investment operations:
  Net investment income (loss)....................................           --     (0.06)    (0.03)     0.08    0.05    0.10
  Net realized and unrealized gain (loss) on investments..........         1.19      6.46     (1.92)     2.74    2.52    0.69
                                                                       --------  --------  --------  -------- ------- -------
Total from investment operations..................................         1.19      6.40     (1.95)     2.82    2.57    0.79
Less distributions from:
  Net investment income...........................................           --        --        --      0.03    0.03    0.09
  Net realized gain...............................................           --        --        --      0.76      --      --
                                                                       --------  --------  --------  -------- ------- -------
Total distributions...............................................           --        --        --      0.79    0.03    0.09
                                                                       --------  --------  --------  -------- ------- -------
Net asset value, end of period....................................     $  23.87  $  22.68  $  16.28  $  18.23 $ 16.20 $ 13.66
                                                                       ========  ========  ========  ======== ======= =======
Total return (%)..................................................         5.25     39.31    (10.70)    17.39   18.85    6.10
Ratios to average daily net assets (%) (b):
  Expenses, net of waivers and reimbursements.....................         1.38      1.49      1.53      1.61    1.64    1.35
  Expenses, before waivers and reimbursements.....................         1.49      1.58      1.53      1.66    1.88    1.38
  Net investment income (loss), net of waivers and reimbursements.         0.00     (0.30)    (0.16)     0.28    0.40    0.78
  Net investment income (loss), before waivers and
   reimbursements.................................................        (0.11)    (0.39)    (0.16)     0.23    0.16    0.75

                                                                                                                       Class I
                                                                   -----------------------------------------------------------
                                                                   Period Ended                       Years Ended December 31,
                                                                   ------------  ---------------------------------------------
                                                                      6/30/2004       2003      2002     2001    2000 1999 (a)
                                                                      ---------       ----      ----     ----    ---- --------
Net asset value, beginning of period..............................     $  22.76  $  16.31  $  18.19  $  16.16 $ 13.64 $ 12.36
Income (loss) from investment operations:
  Net investment income (loss)....................................         0.02     (0.03)     0.01      0.17    0.09    0.10
  Net realized and unrealized gain (loss) on investments..........         1.20      6.48     (1.89)     2.70    2.52    1.28
                                                                       --------  --------  --------  -------- ------- -------
Total from investment operations..................................         1.22      6.45     (1.88)     2.87    2.61    1.38
Less distributions from:
  Net investment income...........................................           --        --        --      0.08    0.09    0.10
  Net realized gain...............................................           --        --        --      0.76      --      --
                                                                       --------  --------  --------  -------- ------- -------
Total distributions...............................................           --        --        --      0.84    0.09    0.10
                                                                       --------  --------  --------  -------- ------- -------
Net asset value, end of period....................................     $  23.98  $  22.76  $  16.31  $  18.19 $ 16.16 $ 13.64
                                                                       ========  ========  ========  ======== ======= =======
Total return (%)..................................................         5.36     39.55    (10.34)    17.72   19.16   11.18
Ratios to average daily net assets (%) (b):
  Expenses, net of waivers and reimbursements.....................         1.24      1.33      1.34      1.36    1.39    1.35
  Expenses, before waivers and reimbursements.....................         1.24      1.33      1.34      1.41    1.63    1.38
  Net investment income (loss), net of waivers and reimbursements.         0.14     (0.14)     0.03      0.53    0.61    0.78
  Net investment income (loss), before waivers and
   reimbursements.................................................         0.14     (0.14)     0.03      0.48    0.37    0.75

                                                                   -----------------------------------------------------------
                                                                   Period Ended                       Years Ended December 31,
                                                                   ------------  ---------------------------------------------
                                                                      6/30/2004       2003      2002     2001    2000     1999
                                                                      ---------       ----      ----     ----    ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands)......................     $263,214  $237,111  $190,802  $149,292 $74,093 $48,423
  Portfolio turnover rate (%) (b).................................           36        51        20        48      68      65

----------
(a)For the period from October 1, 1999 (Commencement of the Class) to December 31, 1999.
(b)Rates are annualized for periods that are less than a year.

Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share for 2004, 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2004                                           William Blair Funds  71

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Income Fund

                                                                                                      Class N
-                                                         --------------------------------------------------
                                                          Period Ended               Years Ended December 31,
-                                                         ------------  ------------------------------------
                                                             6/30/2004     2003   2002   2001   2000     1999
-                                                            ---------     ----   ----   ----   ----     ----
Net asset value, beginning of period.....................       $10.43  $10.62  $10.34 $10.22 $ 9.92  $10.49
Income (loss) from investment operations:
  Net investment income (loss) (a).......................         0.32    0.40    0.55   0.55   0.62    0.62
  Net realized and unrealized gain (loss) on investments.        (0.36)  (0.02)   0.25   0.17   0.33   (0.59)
                                                                ------  ------  ------ ------ ------  ------
Total from investment operations.........................        (0.04)   0.38    0.80   0.72   0.95    0.03
Less distributions from:
  Net investment income..................................         0.24    0.57    0.52   0.60   0.65    0.60
  Net realized gain......................................           --      --      --     --     --      --
                                                                ------  ------  ------ ------ ------  ------
Total distributions......................................         0.24    0.57    0.52   0.60   0.65    0.60
                                                                ------  ------  ------ ------ ------  ------
Net asset value, end of period...........................       $10.15  $10.43  $10.62 $10.34 $10.22  $ 9.92
                                                                ======  ======  ====== ====== ======  ======
Total return (%).........................................        (0.44)   3.68    7.91   7.18   9.99    0.34
Ratios to average daily net assets (%) (c):
  Expenses...............................................         0.76    0.77    0.81   0.94   0.92    0.70
  Net investment income (loss)...........................         4.17    4.09    5.23   5.38   6.23    6.03

                                                                                                      Class I
                                                          --------------------------------------------------
                                                          Period Ended               Years Ended December 31,
                                                          ------------  ------------------------------------
                                                             6/30/2004     2003   2002   2001   2000 1999 (b)
                                                             ---------     ----   ----   ----   ---- --------
Net asset value, beginning of period.....................       $10.40  $10.62  $10.35 $10.24 $ 9.91  $10.05
Income (loss) from investment operations:
  Net investment income (loss) (a).......................         0.35    0.43    0.57   0.58   0.64    0.62
  Net realized and unrealized gain (loss) on investments.        (0.38)  (0.04)   0.24   0.15   0.34   (0.15)
                                                                ------  ------  ------ ------ ------  ------
Total from investment operations.........................        (0.03)   0.39    0.81   0.73   0.98    0.47
Less distributions from:
  Net investment income..................................         0.25    0.61    0.54   0.62   0.65    0.61
  Net realized gain......................................           --      --      --     --     --      --
                                                                ------  ------  ------ ------ ------  ------
Total distributions......................................         0.25    0.61    0.54   0.62   0.65    0.61
                                                                ------  ------  ------ ------ ------  ------
Net asset value, end of period...........................       $10.12  $10.40  $10.62 $10.35 $10.24  $ 9.91
                                                                ======  ======  ====== ====== ======  ======
Total return (%).........................................        (0.33)   3.76    8.04   7.32  10.28    0.30
Ratios to average daily net assets (%) (c):
  Expenses...............................................         0.61    0.62    0.66   0.79   0.77    0.70
  Net investment income (loss)...........................         4.32    4.24    5.38   5.53   6.39    6.03

                                              ---------------------------------------------------------
                                              Period Ended                     Years Ended December 31,
                                              ------------ --------------------------------------------
                                                 6/30/2004     2003     2002     2001     2000     1999
                                                 ---------     ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).     $267,298 $265,062 $196,136 $176,264 $167,746 $173,375
  Portfolio turnover rate (%) (c)............           36       36       66       82       54       66

----------
(a)As required, in 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began treating any paydown gain or losses on mortgage and asset backed securities as an adjustment to income. The effect of this change for the year 2003, was to decrease net investment income per share by $0.12 and increase the net realized and unrealized gain loss per share by $0.12. It decreases the Ratio of Net Investment Income to average net assets from 5.21% to 4.09% for Class N and from 5.36% to 4.24% for Class I shares. The effect of this change for the year 2002 and 2001 was to decrease net investment income per share by $.05 and increase the net realized and unrealized gain and loss per share by $.05. It decreases the Ratio of Net Investment Income to Average Net Assets from 5.75% to 5.23% and from 5.87% to 5.38% for Class N for 2002 and 2001, respectively. It decreased the Ratio of Net Investment Income from 5.90% to 5.38% and 6.02% to 5.53% for Class I shares for 2002 and 2001, respectively. Per share amounts and the Ratio of Net Investment Income to Average Net Assets for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(b)For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.
(c)Rates are annualized for periods that are less than a year.

Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share for 2004, 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

72  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Ready Reserves Fund

                                                                                                          Class N
-                                             -------------------------------------------------------------------
                                              Period Ended                               Years Ended December 31,
-                                             ------------ ------------------------------------------------------
                                                 6/30/2004       2003       2002       2001       2000       1999
-                                                ---------       ----       ----       ----       ----       ----
Net asset value, beginning of period.........   $     1.00 $     1.00 $     1.00 $     1.00 $     1.00 $     1.00
Income (loss) from investment operations:
  Net investment income (loss)...............         0.00       0.01       0.01       0.04       0.06       0.05
                                                ---------- ---------- ---------- ---------- ---------- ----------
Total from investment operations.............         0.00       0.01       0.01       0.04       0.06       0.05
Less distributions from:
  Net investment income......................         0.00       0.01       0.01       0.04       0.06       0.05
                                                ---------- ---------- ---------- ---------- ---------- ----------
Total distributions..........................         0.00       0.01       0.01       0.04       0.06       0.05
                                                ---------- ---------- ---------- ---------- ---------- ----------
Net asset value, end of period...............   $     1.00 $     1.00 $     1.00 $     1.00 $     1.00 $     1.00
                                                ========== ========== ========== ========== ========== ==========
Total return (%)                                      0.25       0.66       1.28       3.66       5.91       4.63
Ratios to average daily net assets (%) (a):
  Expenses...................................         0.66       0.66       0.67       0.67       0.70       0.72
  Net investment income (loss)...............         0.53       0.66       1.28       3.63       5.78       4.52
Supplemental data:
  Net assets at end of period (in thousands).   $1,047,225 $1,153,932 $1,324,001 $1,403,740 $1,339,180 $1,052,803

----------
(a)Rates are annualized for periods that are less than a year.

Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

June 30, 2004                                           William Blair Funds  73

Trustees and Officers. The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

                                                                          Number of
                                                                         Portfolios
                                       Term of                              in Fund
                       Position(s)  Office and                 Principal    Complex
                         Held with   Length of             Occupation(s)   Overseen                     Other Directorships
Name and Age                  Fund Time Served       During Past 5 Years by Trustee                 Held by Trustee/Officer
------------           ----------- ----------- ------------------------- ---------- ---------------------------------------
Interested Trustees
Conrad Fischer, 70*    Chairman    Since 1987  Principal, William Blair     12      Trustee Emeritus, Chicago Child Care
                       of the                  & Company, L.L.C.;                   Society, a non-profit organization, and
                       Board of                Partner, APM Limited                 Partner, APM Limited Partnership
                       Trustees                Partnership

Michelle Seitz, 38*    Trustee     Since 2002  Principal, William Blair     12      N/A
                                               & Company, L.L.C.
Non-Interested Trustees

J. Grant Beadle, 71    Trustee     Since 1997  Retired Chairman and         12      Batts Group and Oliver Products
                                               Chief Executive Officer,             Company, manufacturer of products
                                               Union Special                        for the medical device, food and
                                               Corporation, industrial              grahics markets, Retired Associate
                                               sewing machine                       Director, Northwestern University
                                               manufacturer                         Institute for The Learning Sciences.

Theodore A. Bosler, 69 Trustee     Since 1997  Retired Principal and        12      Crystal Lake Watershed Fund, Desert
                                               Vice President, Lincoln              Foothills Land Trust and Institute of
                                               Capital Management                   Chartered Financial Analysts.

Ann P. McDermott, 64   Trustee     Since 1996  Board member and             12      Junior League of Chicago,
                                               officer for various civic            Northwestern University, Women's
                                               and charitable                       Board; Ravinia Festival Women's
                                               organizations over the               Board; Rush Presbyterian St. Luke's
                                               past thirty years;                   Medical Center, Women's Board;
                                               professional experience              University of Chicago, Women's
                                               prior thereto, registered            Board; Visiting Nurses Association,
                                               representative for New               Honorary Director
                                               York Stock Exchange
                                               firm

John B. Schwemm, 69    Trustee     Since 1990  Retired Chairman and         12      USG Corp., building material
                                               Chief Executive Officer,             manufacturer, and Walgreen Co.
                                               R.R. Donnelley & Sons
                                               Company

Donald L. Seeley, 60   Trustee     Since 2003  Director, Applied            12      Beverly Enterprises, Inc., provider of
                                               Investment Management                eldercare and rehabilitative services;
                                               Program, University of               Modem Media, Inc., interactive
                                               Arizona Department of                services company
                                               Finance, Formerly Vice
                                               Chairman and Chief
                                               Financial Officer, True
                                               North Communications,
                                               Inc., marketing
                                               communications and
                                               advertising firm

Robert E. Wood II, 65  Trustee     Since 1999  Retired Executive            12      Chairman, Add-Vision, Inc.
                                               Vice President, Morgan               manufacturer of surface animation
                                               Stanley Dean Witter                  systems, and Micro-Combustion, LLC
Officers

Marco Hanig, 46        President   Since 1999  Principal, William Blair     N/A     N/A
                                               & Company, L.L.C.;
                                               former Senior Vice
                                               President, First Chicago
                                               NBD

74  Semi-Annual Report                                            June 30, 2004

                                                                             Number of
                                                                            Portfolios
                                           Term of                             in Fund
                           Position(s)  Office and                Principal    Complex
                             Held with   Length of            Occupation(s)   Overseen             Other Directorships
Name and Age                      Fund Time Served      During Past 5 Years by Trustee         Held by Trustee/Officer
------------               ----------- ----------- ------------------------ ---------- -------------------------------
Michael P. Balkin, 45      Senior Vice Since 2000  Principal, William Blair    N/A     Exceed Corp.
                           President               & Company, L.L.C.

Rocky Barber, 52           Senior Vice Since 2001  Principal, William Blair    N/A     YMCA of Metropolitan Chicago
                           President               & Company, L.L.C.

                           Chief       1999-2001
                           Executive
                           Officer

Karl W. Brewer, 37         Senior Vice Since 2000  Principal, William Blair    N/A     N/A
                           President               & Company, L.L.C.

Harvey H. Bundy, III, 59   Senior Vice Since 2003  Principal, William Blair    N/A     N/A
                           President               & Company, L.L.C.

Mark A. Fuller, III, 47    Senior Vice Since 1993  Principal, William Blair    N/A     Partner, Fulsen Howney Partners
                           President               & Company, L.L.C.

W. George Greig, 51        Senior Vice Since 1996  Principal, William Blair    N/A     N/A
                           President               & Company, L.L.C.

Michael A. Jancosek, 44    Senior Vice Since 2004  Principal, William Blair    N/A     N/A
                           President               & Company L.L.C.
                                       Since 2000
                           Vice                    Associate, William Blair
                           President               & Company, L.L.C.;
                                                   former Vice President,
                                                   First Chicago NBD

John F. Jostrand, 50       Senior Vice Since 1999  Principal, William Blair    N/A     N/A
                           President               & Company, L.L.C.

James S. Kaplan, 43        Senior Vice Since 2004  Principal, William Blair    N/A     N/A
                           President               & Company, L.L.C.
                                       Since 1995
                           Vice                    Associate, William Blair
                           President               & Company, L.L.C.

Robert C. Lanphier, IV, 47 Senior Vice Since 2003  Principal, William Blair    N/A     Chairman, AG. Med, Inc.
                           President               & Company, L.L.C.

David S. Mitchell, 44      Senior Vice Since 2004  Principal, William Blair    N/A     N/A
                           President               & Company, L.L.C.
                                       Since 2003
                           Vice                    Associate, William Blair
                           President               & Company, L.L.C.

Capucine E. Price, 39      Senior Vice Since 2004  Principal, William Blair    N/A     N/A
                           President               & Company L.L.C.
                           Vice        Since 2003
                           President               Associate, William Blair
                                                   & Company, L.L.C.

Gregory J. Pusinelli, 45   Senior Vice Since 1999  Principal, William Blair    N/A     N/A
                           President               & Company, L.L.C.;
                                                   former Principal and
                                                   Vice President, Stein
                                                   Roe & Farnham
                                                   Incorporated

Norbert W. Truderung, 51   Senior Vice Since 1992  Principal, William Blair    N/A     N/A
                           President               & Company, L.L.C.

Jeffrey A. Urbina, 49      Senior Vice Since 1998  Principal, William Blair    N/A     N/A
                           President               & Company, L.L.C.

June 30, 2004                                           William Blair Funds  75

                                                                             Number of
                                                                            Portfolios
                                           Term of                             in Fund
                           Position(s)  Office and                Principal    Complex
                             Held with   Length of            Occupation(s)   Overseen     Other Directorships
Name and Age                      Fund Time Served      During Past 5 Years by Trustee Held by Trustee/Officer
------------               ----------- ----------- ------------------------ ---------- -----------------------
Christopher T. Vincent, 49 Senior Vice Since 2004  Principal, William Blair    N/A     Uhlich Children's Home
                           President               & Company, L.L.C.
                                       Since 2002
                           Vice                    Associate, William Blair
                           President               & Company, L.L.C.;
                                                   former Managing
                                                   Director/Senior
                                                   Portfolio Manager,
                                                   Zurich Scudder
                                                   Investments

Terence M. Sullivan, 60    Vice        Since 1997  Associate, William Blair    N/A     N/A
                           President               & Company, L.L.C.
                           and
                           Treasurer

Colette M. Garavalia, 43   Secretary   Since 2000  Associate, William Blair    N/A     N/A
                                                   & Company, L.L.C.;
                                                   former Assistant Vice
                                                   President, Scudder
                                                   Kemper Investments

----------
* Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds' investment advisor and principal underwriter.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

76  Semi-Annual Report                                            June 30, 2004

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at
www.williamblairfunds.com and on the SEC's website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund's Forms N-Q will be available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

June 30, 2004                                           William Blair Funds  77

--------------------------------------------------------------------------------
BOARD OF TRUSTEES
--------------------------------------------------------------------------------
Conrad Fischer, Chairman
Principal, William Blair & Company, L.L.C.

J. Grant Beadle
Retired Chairman and CEO, Union Special Corporation

Theodore A. Bosler
Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott
Director and Trustee
Profit and not-for-profit organizations

Donald L. Seeley
Adjunct Lecturer and Director, University of Arizona Department of Finance

John B. Schwemm
Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle Seitz
Principal, William Blair & Company, L.L.C.,

Robert E. Wood II
Retired Executive Vice President, Morgan Stanley Dean Witter

--------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------
Marco Hanig, President
Michael P. Balkin, Senior Vice President
Rocky Barber, Senior Vice President
Karl W. Brewer, Senior Vice President
Harvey H. Bundy III, Senior Vice President
Mark A. Fuller, III, Senior Vice President
W. George Greig, Senior Vice President
Michael A. Jancosek, Senior Vice President
John F. Jostrand, Senior Vice President
James S. Kaplan, Senior Vice President
Robert C. Lanphier, IV, Senior Vice President
David S. Mitchell, Senior Vice President
Capucine E. Price, Senior Vice President
Gregory J. Pusinelli, Senior Vice President
Norbert W. Truderung, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Christopher T. Vincent, Senior Vice President
Terence M. Sullivan, Vice President and Treasurer
Colette M. Garavalia, Secretary

Investment Advisor
William Blair & Company, L.L.C.

Legal Counsel
Vedder, Price, Kaufman & Kammholz, P.C.

Transfer Agent
State Street Bank and Trust Company
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

78  Date of First Use August, 2004

[LOGO APPEARS HERE] WILLIAM BLAIR FUNDS



                                    GROWTH FUNDS

                                    Growth Fund
                                    Tax-Managed Growth Fund
                                    Large Cap Growth Fund
                                    Small Cap Growth Fund
                                    Small-Mid Cap Growth Fund
                                    International Growth Fund
                                    International Equity Fund

                                    OTHER FUNDS

                                    Value Discovery Fund
                                    Income Fund
                                    Ready Reserves Fund







222 West Adams Street Chicago, Illinois 60606 800.742.7272 www.williamblairfunds.com

William Blair & Company, L.L.C., Distributors

                              [Logo Appears Here]

                                                             WILLIAM BLAIR FUNDS

                                         INSTITUTIONAL INTERNATIONAL GROWTH FUND
                                                              SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                 Institutional International Growth Fund
                   An Overview from the Portfolio Manager.  2
                   Portfolio of Investments...............  5

                 Financial Statements.....................  8

                 Notes to Financial Statements............ 11

                 Board of Trustees........................ 20

                 Officers................................. 20

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please consider the Funds' investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds' prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. (C)William Blair & Company, LLC., distributor.

June 30, 2004                                            William Blair Funds  1

[PHOTO]

GREIG

W. George Greig

--------------------------------------------------------------------------------
INSTITUTIONAL INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

The Institutional International Growth Fund invests primarily in common stocks of foreign growth companies of all sizes.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Institutional International Growth Fund posted a 3.01% gain for the 6 months ended June 30, 2004. By comparison, the Fund's benchmark, the MSCI All Country World (Free) excluding US Index, rose 4.10%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund's underperformance versus the benchmark?

The overall MSCI All Country World (Free) except US index fell modestly (0.69)% during the second quarter, but a more severe correction in Asian markets and in cyclical sectors globally impacted our relative performance.

On a regional basis, our relative emphasis on Asia (particularly emerging Asia) at the expense of Europe accounted for all of the portfolio's performance shortfall at mid-year. Asian markets continue to be viewed as extremely sensitive to global liquidity and cyclical growth, but it is worth noting that there has been no evidence of any significant slowdown in either economic growth or corporate earnings up to this point.

The year started with international markets extending the strong rally that began in 2003 into the first quarter. Broadly speaking, Asian markets and emerging markets more generally outperformed, and small companies continued to outpace large blue chip companies. Within that framework, however, shifting returns reflected new data about the changing dynamic of the global growth cycle.

The major new trend to emerge in the first quarter was the increasing strength of Japan, both in economic and market terms. After lagging the rest of the world early in the year, Japan came to life as more and more indicators pointed to continued strong earnings growth and increasing confidence in the economy. Our portfolio benefited from being overweight the benchmark in Japan, but relative returns were impacted by our emphasis on export-oriented sectors.

The global equity market climate shifted during the second quarter, as heightened concern about monetary tightening in the US and a state-directed slowdown in China focused attention on potential risks to economic and profit growth, particularly in cyclical sectors and regions.

What sectors had the biggest impact on portfolio performance?

Technology was the major laggard on a global basis during the second quarter, reversing some of 2003's strong gains as cyclical concerns arose regarding potential oversupply of components and the sustainability of corporate and consumer spending growth in a variety of hardware categories. Conversely, the best performing sector in the global market was Energy, and portfolio positioning in these sectors also detracted from performance.

The portfolio continues to carry relatively low exposure to Europe, a position that helped returns during the first quarter, as growth indicators remain inconsistent and relatively weak in most European economies.

2  Semi-Annual Report                                             June 30, 2004

What is your outlook for the international markets?

In both of the recent broad global economic cycles (1981-1990 and 1991-2000) there was a sharp recovery, followed by a moderation of growth accompanied by some monetary tightening. In each case the initial tightening occurred in the '4' year (1984, 1994), and so the analogy is drawn that after the liquidity-driven upturn of 2003, we should anticipate upward pressure on interest rates, and that China and the US--the engines of global growth--could slow significantly.

Leading economic indicators, many of them monetary, have indeed slowed on a global basis, and some measures of investment spending and credit growth have decelerated in China. While it is still too early to tell definitively how mild or severe the coming slowdown will be, markets have readily anticipated a relatively bearish scenario. Ironically, until there is clearer evidence of the extent and effects of the slowdown, markets may overreact on the basis of fear of the unknown.

Our view of the mid-cycle plateau is that it may well be milder and briefer than the tightening cycle of 1994-95. There are few excesses in the global economic picture and a diminished likelihood of instability in emerging markets. As Asia cools down and Europe begins to reaccelerate, global growth should move into better balance for the remainder of the economic expansion.

June 30, 2004                                            William Blair Funds  3

--------------------------------------------------------------------------------
Institutional International Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  Annual Total Return
                                         --------------------------------------
                                         6/30/2004(a)  12/31/2003  2002(a)(b)
                                         ------------  ----------  ----------
 Institutional International Growth Fund
 Morgan Stanley Capital.................         3.01%      42.47%      (4.27)%
 International (MSCI) All Country World
  Free Ex-US Index......................         4.10       41.41       (0.86)

                            --------------------------------------

                                               Average Annual Total Return at 6/30/2004
                                               --------------------------------------
                                                                    Since
                                               1 Year        Inception(c)
                                               ------------  ------------        -
       Institutional International Growth Fund  31.64%              19.22%

                            --------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than one year.
                            (b)For the period from July 26, 2002 (Commencement
                               of Operations) to December 31, 2002.
                            (c)For the period from July 26, 2002 (Commencement
                               of Operations) to June 30, 2004.

                            Illustration of an assumed investment of $10,000 with reinvestment of income dividends

                                    [CHART]

                Institutional         MSCI AC
                International        WLD Ex-US
                 Growth Fund           Index
               ---------------      -----------
7/26/02            10,000             10,000
   9/02             9,300              9,300
  12/02             9,600              9,900
   3/03             9,000              9,200
   6/03            10,700             11,000
   9/03            11,900             12,000
  12/03            13,600             14,000
   3/04            14,400             14,700
   6/04            14,000             14,600


Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the Institutional International Growth Fund in terms of investment approach.

This report identifies the Fund's investments on June 30, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.



4  Semi-Annual Report                                             June 30, 2004

--------------------------------------------------------------------------------
Institutional International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

------------------------------------------------------- ---------
Shares                                                      Value
--------- --------------------------------------------- ---------
------------------------------------------------------- ---------

Common Stocks--Europe--24.9%
Austria--1.4%
   66,200 Erste Bank Der Oester (Banking).............. $  10,439
                                                        ---------
Estonia--0.2%
  216,400 Hansabank (Banking)..........................     1,827
                                                        ---------
Finland--0.5%
   40,500 Nokian Renkaat Oyj (Automotive)..............     3,959
                                                        ---------
France--4.7%
  118,300 Christian Dior (Apparel and luxury goods)....     7,695
   37,300 Hermes International SCA (Apparel & luxury
           goods)......................................     7,496
  354,300 *JC Decaux (Media)...........................     7,626
   56,200 Klepierre (Real estate)......................     3,857
   55,500 Mr. Bricolage SA
           (Home improvement--retail)..................     1,831
  130,800 *Opera (Hospital and nursing management).....     3,379
   19,200 Rodriquez Group (Retail trade)...............     1,009
   50,000 Sanofi-Synthelabo SA (Pharmaceuticals).......     3,176
                                                        ---------
                                                           36,069
                                                        ---------
Germany--4.7%
  174,800 Bayer Motoren Werke (Motor vehicles).........     7,797
   67,900 Did Deutscher Industrie Svc (Commercial
           services)...................................     1,999
   65,800 GFK AG (Commercial services).................     2,315
   20,800 Puma AG (Consumer non-durables)..............     5,330
  111,700 SAP AG (Software)............................    18,653
                                                        ---------
                                                           36,094
                                                        ---------
Greece--2.4%
  313,100 Coca-Cola Hellenic Bottling S.A.
           (Beverages).................................     7,349
  169,700 EFG Eurobank (Banking).......................     3,715
  105,200 Folli Follie S.A. (Apparel and footwear
           retailer)...................................     3,369
  164,190 National Bank of Greece (Banking)............     3,589
                                                        ---------
                                                           18,022
                                                        ---------
Ireland--1.0%
  314,700 Anglo Irish Bank plc (Finance)...............     4,945
  352,000 *Grafton Group (Wholesale distributors)......     2,815
                                                        ---------
                                                            7,760
                                                        ---------
Italy--2.4%
  563,200 Banco Popolare Di Verona E N (Banking).......     9,718
  390,200 Credito Emiliano SpA (Banking)...............     3,219
  153,100 Merloni Elettrodemestici SpA (Electronics and
           appliances).................................     2,735
   74,300 Pirelli & C Real Estate (Real estate
           development)................................     2,792
                                                        ---------
                                                           18,464
                                                        ---------
Spain--1.2%
   82,800 Banco Popular Espanol (Banking)..............     4,685
  112,100 Grupo Ferrovial S.A. (Industrial services)...     4,680
                                                        ---------
                                                            9,365
                                                        ---------
Sweden--2.2%
4,082,000 *Ericsson LM-B Shares (Communications
           equipment)..................................    12,212
  182,200 Gunnebo AB (Producer manufacturing)..........     2,067

------------------------------------------------------- ---------
Shares                                                      Value
--------- --------------------------------------------- ---------
------------------------------------------------------- ---------

Common Stocks--Europe--24.9%--(continued)
   58,900 *Oriflame Cosmetics S.A. SDR (Household
           products)................................... $   2,104
                                                        ---------
                                                           16,383
                                                        ---------
Switzerland--4.2%
   28,600 *Actelion (Biotechnology)....................     3,297
   68,000 *Logitech International S.A. (Electronic
           technology).................................     3,113
   48,483 *Micronas Semiconductor (Electronic
           technology).................................     2,216
   12,200 Serono S.A., Class "B" (Biotechnology).......     7,712
  224,800 UBS AG (Banking).............................    15,938
                                                        ---------
                                                           32,276
                                                        ---------

Common Stocks--United Kingdom--20.3%
  380,900 *Acambis (Biotechnology).....................     2,410
  147,100 Astrazeneca plc (Pharmaceuticals)............     6,645
2,198,700 BG Group plc (Industrial services)...........    13,621
1,269,000 *British Sky Broadcasting Group (Media)......    14,385
1,337,000 Capita Group plc (Commercial services).......     7,774
  279,100 Carnival plc (Hotels, restaurants and leisure
           activities).................................    13,634
  484,600 Cattle's Holdings plc (Finance and leasing)..     2,804
  150,000 Cobham plc (Aerospace & defense).............     3,823
1,056,000 Compass Group plc (Hotels, restaurants and
           leisure activities).........................     6,494
  296,300 French Connection (Apparel and footwear
           retail).....................................     2,244
  611,800 HBOS plc (Finance)...........................     7,631
  207,400 MAN Group plc (Finance)......................     5,406
  228,400 McCarthy & Stone plc (Real estate)...........     2,421
1,573,600 *Michael Page International (Personnel
           Services)...................................     5,142
  202,200 Next plc (Multiline retail)..................     5,251
  844,200 Premier Farnell (Electronics distributors)...     3,789
  423,300 Reckitt Benckiser plc (Household products)...    12,066
  863,300 Smith & Nephew plc (Health care equipment
           and supplies)...............................     9,362
  676,700 Standard Chartered plc (Banking).............    11,089
3,303,800 Tesco plc (Food retailer)....................    16,057
  262,800 Warner Chilcott plc (Pharmaceuticals)........     3,320
                                                        ---------
                                                          155,368
                                                        ---------

Common Stocks--Canada--5.8%
  196,800 *Alimentation Couche-Tard--Class "B" (Food
           retail).....................................     3,443
  139,300 *Cognos Inc. (Software)......................     5,026
   44,200 *MacDonald Dettwiler & Associates (IT
           consulting).................................       860
  386,100 Manulife Financial Corp. (Life and health
           insurance)..................................    15,624
   91,500 *Precision Drilling Corp. (Drilling).........     4,366
   71,400 *Research in Motion Ltd. (Wireless
           telecommunication)..........................     4,890
  148,500 *Shoppers Drug Mart Corp. (Retail trade).....     3,713
  262,600 Suncor Energy, Inc. (Energy minerals)........     6,687
                                                        ---------
                                                           44,609
                                                        ---------

Common Stocks--Japan--24.8%
   70,300 Aeon Credit Service Co., Ltd. (Consumer
           finance)....................................     4,716
   61,500 Aeon Mall Co., Ltd. (Real estate)............     3,673
   67,700 Arnest One Corp. (Real estate)...............     2,057
   49,600 Askul Corporation (Retail trade).............     3,131

                See accompanying Notes to Financial Statements.

June 30, 2004                                            William Blair Funds  5

--------------------------------------------------------------------------------
Institutional International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

------------------------------------------------------- ---------
Shares                                                      Value
---------- -------------------------------------------- ---------

Common Stocks--Japan--24.8%--(continued)
   287,400 Canon, Inc. (Office electronics)............ $  15,349
   561,500 *Chiyoda Corp. (Construction)...............     4,026
    15,000 Don Quijote Co., Ltd. (Multiline retail)....       957
   102,500 Fast Retailing (Specialty retail)...........     8,373
 1,037,300 Hino Motors Ltd. (Trucks, construction and
            farm machinery)............................     7,558
    90,400 Hoya Corporation (Electronic technology)....     9,534
    42,400 Kappa Create Co., Ltd. (Consumer non-
            durables)..................................     2,942
    40,590 Keyence Corporation (Electronic
            technology)................................     9,322
    14,400 Koha Co., Ltd. (Electronic equipment and
            instruments)...............................       544
    92,500 Matsui Securities Co., Ltd. ( Financial
            services)..................................     3,193
   114,800 Misumi Corp. (Trading companies and
            distributors)..............................     3,777
     1,651 Mitsubishi Tokyo Financial (Banking)........    15,455
    35,000 Nakanishi Inc. (Medical specialties)........     2,510
    65,000 Neomax Co., Ltd. (Electronic equipment and
            instruments)...............................     1,059
    75,100 Nidec Corporation (Electronic equipment and
            instruments)...............................     7,754
    62,340 Nitori Company Ltd. (Specialty stores)......     3,919
   155,000 Nitto Denko Corporation (Electronic
            technology)................................     8,009
    97,600 Orix Corporation (Consumer finance).........    11,264
    84,900 Park 24 Co., Ltd. (Commercial services).....     3,249
       957 Pasona Inc. (Personnel services)............     3,438
    88,590 Point Inc. (Apparel and footwear retail)....     2,406
    58,300 Sawai Pharmaceutical Co., Ltd.
            (Pharmaceuticals)..........................     2,467
   731,900 Sharp Corp. (Electronics)...................    11,797
   908,000 *Shinsei Bank, Ltd. (Banking)...............     5,805
    66,100 SMC Corporation (Trucks, construction and
            farm machinery)............................     7,213
    69,300 Sugi Pharmacy (Food and staple retailing)...     2,849
 1,732,000 Sumitomo Trust & Banking Co. (Finance)......    12,497
   529,000 Toto Ltd. (Building products)...............     5,599
    36,600 USS Co., Ltd. (Commercial services).........     3,167
                                                        ---------
                                                          189,609
                                                        ---------

Common Stocks--Emerging Asia--7.6%
China--0.4%
 4,506,000 Zhejiang Expressway Holding Co.
            (Transportation infrastucture).............     3,213
India--3.0%
   119,800 Bharat Forge Ltd. (Machinery)...............     1,599
   282,400 *Biocon Ltd. (Biotechnology)................     3,082
   378,500 HDFC Bank (Banking).........................     3,055
   277,300 Housing Development Finance Corp. (Financial
            services)..................................     3,120
    52,207 Infosys Technologies, Ltd. (Consulting and
            software services).........................     6,330
    87,700 ING Vysya Bank, Ltd. (Banking)..............       706
   441,600 *Maruti Udyog Ltd. (Automobiles)............     3,878
   230,000 Mphasis BFL, Ltd. (Information technology)..     1,311
                                                        ---------
                                                           23,081
                                                        ---------
Indonesia--0.8%
18,564,000 *Bank Rakyat Indonesia (Banking)............     3,307

------------------------------------------------------- --------
Shares                                                     Value
---------- -------------------------------------------- --------

Common Stocks--Emerging Asia--7.6%--(continued)
 7,164,000 Unilever Indonesia Tbk (Household and
            personal care)............................. $  3,002
                                                        --------
                                                           6,309
                                                        --------
South Korea--2.2%
   115,200 Hyundai Motor Co., Ltd. (Automobiles).......    4,457
    29,700 Samsung Electronics Co. (Semiconductors)....   12,348
                                                        --------
                                                          16,805
                                                        --------
Taiwan--0.9%
 5,750,448 EVA Airways Corp. (Airlines)................    2,416
 1,108,000 Hon Hai Precision Industry (Computers)......    4,146
                                                        --------
                                                           6,562
                                                        --------
Thailand--0.3%
 2,938,000 *Tisco Finance (Finance, rental and leasing)    1,957
                                                        --------

Common Stocks--Asia--5.9%
Australia--2.5%
   290,700 Bendigo Bank Ltd. (Banking).................    1,918
   404,900 Billabong International Ltd. (Apparel and
            luxury goods)..............................    2,343
   202,400 Macquarie Bank, Ltd. (Financial services)...    4,815
    70,000 Perpetual Trustees Australia (Investment
            managers)..................................    2,305
   481,800 Sigma Company, Ltd. (Medical distributors)..    2,765
   679,500 Toll Holdings, Ltd. (Trucking)..............    5,102
                                                        --------
                                                          19,248
                                                        --------
Hong Kong--3.1%
 5,038,000 China Insurance International (Insurance)...    2,243
21,778,000 Cnooc Ltd. (Oil and gas)....................    9,232
   891,000 Esprit Holdings Ltd. (Apparel, footwear and
            retail)....................................    3,999
 2,148,250 Global Bio-Chem Technol (Food products).....    1,200
 1,836,500 Li & Fung (Distribution services)...........    2,697
 2,432,000 Techtronic Industries Co. (Consumer
            durables)..................................    3,893
                                                        --------
                                                          23,264
                                                        --------
Singapore--0.4%
 2,522,200 Osim International Ltd. (Consumer sundries).    1,564
 2,031,000 Unisteel Technology, Ltd. (Electronic
            components)................................    1,578
                                                        --------
                                                           3,142
                                                        --------

Common Stocks--Latin America--3.8%
Brazil--0.3%
   123,400 *Natura Cosmeticos S.A. (Cosmetics).........    1,984
                                                        --------
Chile--1.2%
   124,900 *Cencosud S.A.--ADR 144A (Retail stores)....    2,312
   205,300 Lan Chile S.A.--ADR (Airlines)..............    3,962
 1,316,600 S.A.C.I. Falabella (Department stores)......    2,591
                                                        --------
                                                           8,865
                                                        --------
Mexico--2.3%
 4,616,700 America Movil S.A. (Communications).........    8,402
   648,000 *Consorcio Ara S.A (Homebuilding)...........    1,869
   466,000 *Urbi Desarrollos Urbanos S.A. (Household
            durables)..................................    1,502

                See accompanying Notes to Financial Statements.

6  Semi-Annual Report                                             June 30, 2004

--------------------------------------------------------------------------------
Institutional International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

--------------------------------------------------- --------
Shares                                                 Value
----------- --------------------------------------- --------
--------------------------------------------------- --------

Common Stocks--Latin America--3.8%--(continued)
  1,894,000 Walmart de Mexico (Retail trade)....... $  5,627
                                                    --------
                                                      17,400
                                                    --------

Common Stocks--Emerging Europe, Mid-East, Africa--3.8%
Egypt--0.7%
    207,000 Orascom Contruction Industry
             (Construction)........................    3,073
    280,300 *Orascom Telecommunication Holding GDR
             (Telecommunications)..................    2,595
                                                    --------
                                                       5,668
                                                    --------
Israel--1.0%
    111,000 Teva Pharmaceutical Inds.--ADR
             (Pharmaceuticals).....................    7,469
                                                    --------
Poland--0.4%
     94,400 Bank Pekao S.A. (Banking)..............    3,170
                                                    --------
South Africa--1.3%
    126,000 Edgars Consolidated Stores (Apparel,
             footwear and retail)..................    3,028
    947,700 *MTN Group Ltd. (Telecommunication
             services).............................    4,386
  3,647,500 Network Healthcare Holdings (Health
             services).............................    2,635
                                                    --------
                                                      10,049
                                                    --------
Turkey--0.4%
142,958,101 *Enka Insaat (Industrial conglomerates)    2,938
                                                    --------
Total Common Stock--96.9%
 (cost $641,099)...................................  741,368
                                                    --------

--------------------------------------------  --------
Shares                                           Value
----------  --------------------------------- --------
--------------------------------------------  --------

Preferred Stock
Brazil--1.3%
73,910,000  Banco Itau Holding (Banking)..... $  6,813
   273,520  Geradau S.A. (Steel).............    3,278
                                              --------
Total Preferred Stock--1.3%
 (cost $8,385)...............................   10,091
                                              --------

Investment in Affiliate
 2,164,170  William Blair Ready Reserves Fund    2,164
                                              --------
Total Investments in Affiliate--0.3%
 (cost $2,164)...............................    2,164
                                              --------

Short-Term Investments
 7,099,000  American Express Demand Note, VRN
             1.17% due 7/1/04................    7,099
                                              --------
Total Short-term Investments--0.9%
 (cost $7,099)...............................    7,099
                                              --------
Total Investments--99.4%
 (cost $658,747).............................  760,722
Cash and other assets, less liabilities--0.6%    4,245
                                              --------
Net assets--100.0%........................... $764,967
                                              ========

----------
* Non-income producing securities
ADR = American Depository Receipt
GDR = Global Depository Receipt
All securities excluding those traded on exchanges in this hemisphere, are fair valued pursuant to Valuation Procedures adopted by the Board of Trustees.
At June 30, 2004 the Fund's Portfolio of Investments includes the following industry categories:

                       Financials................  26.8%
                       Consumer Discretionary....  21.5%
                       Information Technology....  15.2%
                       Industrials and Services..  12.0%
                       Healthcare................   8.0%
                       Consumer Staples..........   7.8%
                       Energy....................   4.5%
                       Telecommunication Services   2.7%
                       Materials.................   1.5%
                                                  ------
                                                  100.0%
                                                  ======

At June 30, 2004 the Fund's Portfolio of Investments includes the following currency categories:

                         Japanese Yen..........  25.2%
                         British Pound Sterling  20.7%
                         Euro..................  18.9%
                         Canadian Dollar.......   5.9%
                         Swiss Franc...........   4.3%
                         Hong Kong Dollar......   3.5%
                         Indian Rupee..........   3.1%
                         Australian Dollar.....   2.6%
                         Mexico Nuevo Peso.....   2.3%
                         South Korean Won......   2.2%
                         Swedish Krona.........   2.2%
                         United States Dollar..   2.2%
                         Brazilian Real........   1.6%
                         South African Rand....   1.3%
                         All other currencies..   4.0%
                                                ------
                                                100.0%
                                                ======

                See accompanying Notes to Financial Statements.

June 30, 2004                                            William Blair Funds  7

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------

June 30, 2004 (all dollar amounts in thousands) (unaudited)

Institutional International Growth Fund

Assets
Investments in securities, at cost.................................. $   656,583
Investments in Affiliated Fund, at cost.............................       2,164
                                                                     -----------

Investments in securities, at value................................. $   758,558
Investments in Affiliated Fund, at value............................       2,164
Foreign currency, at value (cost $193)..............................         188
Receivable for investment securities sold...........................      13,288
Receivable from Advisor.............................................          54
Dividends and interest receivable...................................         704
                                                                     -----------
       Total assets.................................................     774,956
Liabilities
Payable for investment securities purchased.........................       9,157
Payable for fund shares redeemed....................................          96
Management fee payable..............................................         625
Other accrued expenses..............................................         111
                                                                     -----------
       Total liabilities............................................       9,989
                                                                     -----------
        Net Assets.................................................. $   764,967
                                                                     ===========
Capital
Composition of Net Assets:
  Par value of shares of beneficial interest........................ $        55
  Capital paid in excess of par value...............................     658,294
  Undistributed net investment income (loss)........................         285
  Accumulated net realized loss.....................................       4,368
  Net unrealized appreciation of investments and foreign currencies.     101,965
                                                                     -----------
        Net Assets.................................................. $   764,967
                                                                     ===========

  Net Assets........................................................ $   764,967
  Shares Outstanding................................................  54,589,033
  Net Asset Value Per Share......................................... $     14.01

                See accompanying Notes to Financial Statements.

8  Semi-Annual Report                                             June 30, 2004

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------

for the Period Ended June 30, 2004 (all dollar amounts in thousands) (unaudited)

Institutional International Growth Fund

Investment income
  Dividends.................................................................................................... $ 6,005
  Less foreign tax withheld....................................................................................    (643)
  Interest.....................................................................................................     128
                                                                                                                -------
    Total income...............................................................................................   5,490
Expenses
  Investment advisory fees.....................................................................................   3,185
  Custodian fees...............................................................................................     375
  Professional fees............................................................................................      27
  Transfer agent fees..........................................................................................      21
  Registration fees............................................................................................      22
  Other expenses...............................................................................................      51
                                                                                                                -------
    Total expenses before waiver...............................................................................   3,681
    Less expenses waived and absorbed by the Advisor...........................................................    (103)
                                                                                                                -------
    Net expenses...............................................................................................   3,578
                                                                                                                -------
    Net investment income......................................................................................   1,912
Net realized and unrealized loss on investments, foreign currency transactions and other assets and liabilities
    Net realized gain on investments...........................................................................   9,799
    Net realized loss on foreign currency transactions and other assets and liabilities........................  (3,119)
                                                                                                                -------
    Total net realized gain....................................................................................   6,680
Change in net unrealized appreciation on investments and other assets and liabilities..........................   6,320
                                                                                                                -------
Net increase in net assets resulting from operations........................................................... $14,912
                                                                                                                =======

                See accompanying Notes to Financial Statements.

June 30, 2004                                            William Blair Funds  9

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

for the Period Ended June 30, 2004 and the Year Ended December 31, 2003 (all amounts in thousands) (unaudited)

Institutional International Growth Fund

                                                                                                                6/30/2004
-                                                                                                               ---------
Operations
  Net investment income (loss)................................................................................. $  1,912
  Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities......    6,680
  Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other
   assets and liabilities......................................................................................    6,320
                                                                                                                --------
  Net increase (decrease) in net assets resulting from operations..............................................   14,912
Distributions to shareholders from
  Net investment income........................................................................................       --
  Net realized gain............................................................................................       --
                                                                                                                --------
                                                                                                                      --
Capital stock transactions
  Net proceeds from sale of shares.............................................................................  291,710
  Shares issued in reinvestment of income dividends and capital gain distributions.............................       --
  Less cost of shares redeemed.................................................................................  (19,166)
                                                                                                                --------
  Net increase (decrease) in net assets resulting from capital stock transactions..............................  272,544
                                                                                                                --------
  Increase (decrease) in net assets............................................................................  287,456
Net assets
  Beginning of the period......................................................................................  477,511
                                                                                                                --------
  End of the period............................................................................................ $764,967
                                                                                                                ========
Undistributed net investment income (loss) at the end of the period............................................ $    285
                                                                                                                ========
Capital stock transactions
  Shares sold..................................................................................................   20,855
  Shares issued in reinvestment of income dividends and capital gain distributions.............................       --
  Less shares redeemed.........................................................................................   (1,365)
                                                                                                                --------
Change from capital stock transactions.........................................................................   19,490
                                                                                                                ========

                                                                                                                     2003
-                                                                                                               --------
Operations
  Net investment income (loss)................................................................................. $    861
  Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities......    1,169
  Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other
   assets and liabilities......................................................................................   94,217
                                                                                                                --------
  Net increase (decrease) in net assets resulting from operations..............................................   96,247
Distributions to shareholders from
  Net investment income........................................................................................   (1,120)
  Net realized gain............................................................................................       --
                                                                                                                --------
                                                                                                                  (1,120)
Capital stock transactions
  Net proceeds from sale of shares.............................................................................  247,919
  Shares issued in reinvestment of income dividends and capital gain distributions.............................    1,069
  Less cost of shares redeemed.................................................................................  (16,452)
                                                                                                                --------
  Net increase (decrease) in net assets resulting from capital stock transactions..............................  232,536
                                                                                                                --------
  Increase (decrease) in net assets............................................................................  327,663
Net assets
  Beginning of the period......................................................................................  149,848
                                                                                                                --------
  End of the period............................................................................................ $477,511
                                                                                                                ========
Undistributed net investment income (loss) at the end of the period............................................ $ (1,627)
                                                                                                                ========
Capital stock transactions
  Shares sold..................................................................................................   20,772
  Shares issued in reinvestment of income dividends and capital gain distributions.............................       82
  Less shares redeemed.........................................................................................   (1,412)
                                                                                                                --------
Change from capital stock transactions.........................................................................   19,442
                                                                                                                ========

                See accompanying Notes to Financial Statements.

10  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


(1) Significant Accounting Policies

(a) Description of the Fund

William Blair Funds (the "Fund") is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The number of shares authorized for this Fund is unlimited. The Fund currently consists of the following twelve portfolios (the "Portfolios"), each with its own investment objectives and policies.

Equity Portfolios    International Portfolios
-----------------    ------------------------
Growth               International Growth
Tax-Managed Growth   International Equity
Large Cap Growth     Institutional International Growth
Small Cap Growth     Institutional International Equity
Small-Mid Cap Growth Fixed Income Portfolio
                     ----------------------
Value Discovery      Income
                     Money Market Portfolio
                     ----------------------
                     Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity....... Long-term capital appreciation.
International Long-term capital appreciation.
Fixed Income. High level of current income with
              relative stability of principal.
Money Market. Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund (the "Portfolio") is the only Portfolio covered in this report. The Institutional International Equity Fund has not commenced operations as of the date of this report.

(b) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

From January 1, 2003 until November 24, 2003, the value of foreign securities was determined based upon the last sale price on the foreign exchange or market on which it is primarily traded or, if there had been no sale on the date of valuation, at the latest bid price. The Board of Trustees approved amendments to the Fund's valuation procedures in October 2003 relating to the manner in which the Funds' foreign securities are valued. This change was implemented November 24, 2003. To reflect this change, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Funds use an independent pricing service on a daily basis to estimate the fair value price as of the close of regular trading on the New York Stock Exchange. Otherwise, the value of foreign equity securities is determined based on the last sale price on the foreign exchange or market on which it is primarily traded or, if there have been no sales during that day, at the latest bid price. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation.

Investments in other funds are valued at the underlying fund's net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees and in accordance with the Fund's valuation procedures. As of June 30, 2004, there were securities held in the Institutional International Growth Portfolio requiring fair valuation by the Board of Trustees pursuant to the Fund's valuation procedures.

June 30, 2004                                           William Blair Funds  11

(c) Investment income and investment transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The Portfolio utilizes the straight-line method of amortization of premiums and discounts for short-term securities (maturities less than one year) and the effective interest method for long-term securities (maturities greater than one year).

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

(d) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined by dividing the Portfolio's net assets by the number of shares outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, are declared at least annually. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolio may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and accounting principles generally accepted in the United States. The reclassifications relate to section 988 currency gains and losses, and recharterization of unrealized appreciation on PFICs. (Passive Foreign Investment Corporations). These reclassifications have no impact on the net asset values of the Portfolio. Accordingly, at December 31, 2003, the following reclassifications were recorded (in thousands):

                                                   Accumulated
                                                 Undistributed        Capital
                               Undistributed Net  Net Realized Paid In Excess
   Portfolio            Investment Income/(Loss)  Gain/ (Loss)   of Par Value
   ---------            ------------------------  ------------   ------------
   Institutional
     International
     Growth............         $(1,263)            $1,263          $--

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2002 was as follows (in thousands):

                            Distributions Paid In 2003 Distributions Paid In 2002
       -                    -------------------------- --------------------------
                            Ordinary       Long-Term   Ordinary       Long-Term
       Portfolio              Income   Capital Gains     Income   Capital Gains
       ---------              ------   -------------     ------   -------------
       Institutional
         International
         Growth............   $1,120        $--             $32        $--

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows (in thousands):

                                                                                  Net
                              Undistributed  Accumulated Undistributed     Unrealized
                                   Ordinary  Capital and     Long-Term Appreciation /
Portfolio                            Income Other Losses          Gain (Depreciation)
---------                            ------ ------------          ---- --------------

  Institutional International
  Growth.....................          $605    $2,901              $--    $94,002

(e) Foreign Currency Translation and Foreign Currency Forward Contracts

The Institutional International Growth Portfolio may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the

12  Semi-Annual Report                                            June 30, 2004
date of valuation. This Portfolio may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(f) Income Taxes

The Portfolio intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since the Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The Institutional International Growth Portfolio has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized appreciation (depreciation) of $1,229 (in thousands) in 2003 and $209 in 2002, all of which has been treated as an adjustment to the cost of investments for tax purposes. The Portfolio also treats the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at June 30, 2004, were as follows (in thousands):

                                                                         Net
                                           Gross        Gross     Unrealized
                            Cost of   Unrealized   Unrealized Appreciation /
   Portfolio            Investments Appreciation Depreciation (Depreciation)
   ---------            ----------- ------------ ------------ --------------
   Institutional
     International
     Growth............    $659,660   $115,520        $14,458    $101,062

At December 31, 2003, the Portfolio had unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

             Portfolio                            2010 2011  Total
             ---------                            ---- ----  -----
             Institutional International Growth $2,107 $--  $2,107

For the period November 1, 2003 through December 31, 2003, the Portfolio incurred net realized capital or foreign currency losses. The Portfolio intends to treat this loss as having occurred in fiscal year 2004 for Federal income tax purposes (in thousands):

                                                 Capital Currency
              Portfolio                             Loss     Loss
              ---------                             ----     ----
              Institutional International Growth   $--     $794

(g) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

The Portfolio has a management agreement with William Blair & Company L.L.C. (the "Company") for investment advisory, administrative, and other accounting services. The Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

                    Institutional International Growth
                     First $500 million............... 1.00%
                     Next $500 million................ 0.95%
                     In excess of $1 billion.......... 0.90%

June 30, 2004                                           William Blair Funds  13

The Portfolio has also entered into an Expense Limitation Agreement with the Company. Under terms of this Agreement, the Company has agreed to waive its advisory fees and absorb other operating expenses through April 30, 2005, if total expenses of the Portfolio exceeds 1.10% of average daily net assets.

For a period of three years subsequent to the Commencement of Operations of the Fund, the Company is entitled to reimbursement from the Institutional International Growth Portfolio for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at June 30, 2004 is $327 (in thousands). As a result, the total expense ratio for the Portfolio during the period the agreement is in effect, will not fall below the percentage indicated.

For the period ended June 30, 2004, the investment advisory fees incurred by the Portfolio and related fee waivers were as follows (in thousands) :

                                                                        Expenses
                                                                    Recovered or
                                          Gross    Fee          Net   (Absorbed)
Portfolio                          Advisory Fee Waiver Advisory Fee   by Advisor
---------                          ------------ ------ ------------   ----------
Institutional International Growth    $3,185     $103     $3,082        $--

(b) Trustees Fees

The Portfolio incurred fees of $15 (in thousands) to non-interested trustees of the Fund for the period ended June 30, 2004. Interested trustees are not compensated.

(c) Investments in Affiliated Portfolio

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio ("Ready Reserves"), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives management fees and shareholder service fees earned from the other Portfolios investment in the Ready Reserves Fund. The fees waived with respect to the Portfolio for the period ended June 30, 2004 are listed below. Distributions received from Ready Reserves are reflected as dividend income in the Portfolio's statement of operations. Amounts relating to the Portfolio's investments in Ready Reserves were as follows for the period ended June 30, 2004 (in thousands):

                                                                    Percent
                                       Sales   Fees Dividend         of Net
     Portfolio            Purchases Proceeds Waived   Income  Value  Assets
     ---------            --------- -------- ------   ------  -----  ------
     Institutional
       International
       Growth............  $79,731  $97,620   $37     $31    $2,164   0.3%

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2004 were as follows (in thousands):

                    Portfolio            Purchases    Sales
                    ---------            ---------    -----
                    Institutional
                      International
                      Growth............ $544,016  $251,261

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the Institutional International Growth Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements. There were no open foreign currency forward contracts at June 30, 2004.

14  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Institutional International Growth Fund


                                                                                         Periods Ended
                                                                   ----------------------------------
                                                                   6/30/2004 12/31/2003 12/31/2002 (a)
                                                                   --------- ---------- --------------
Net asset value, beginning of period..............................  $13.60    $ 9.567      $10.000
Income from investment operations:
  Net investment income...........................................    0.04      0.073           --
  Net realized and unrealized loss on investments.................    0.37      3.993       (0.430)
                                                                    ------    -------      -------
Total from investment operations..................................    0.41      4.066       (0.430)
Less distributions from:
  Net investment income...........................................      --      0.033        0.003
  Net realized gain...............................................      --         --           --
                                                                    ------    -------      -------
Total distributions...............................................      --      0.033        0.003
                                                                    ------    -------      -------
Net asset value, end of period....................................  $14.01    $13.600      $ 9.567
                                                                    ======    =======      =======
Total return (%)..................................................    3.01      42.47        (4.27)
Ratios to average daily net assets (%) (b):
  Expenses, net of waivers and reimbursements.....................    1.10       1.10         1.10
  Expenses, before waivers and reimbursements.....................    1.13       1.16         1.29
  Net investment income (loss), net of waivers and reimbursements.    0.58       0.37        (0.05)
  Net investment income (loss), before waivers and reimbursements.    0.55       0.31        (0.24)

                                              -------------------------------------------------------
                                                                              Periods Ended
                                              --------- -----------------------------------
                                              6/30/2004                 12/31/2003     12/31/2002 (a)
                                              --------- -   -   -   -   ---------- -   --------------
Supplemental data:
  Net assets at end of period (in thousands). $764,967                   $477,511         $149,848
  Portfolio turnover rate (%) (b)............       82                         56               59

----------
(a)For the period from July 26, 2002 (Commencement of Operations) to December 31, 2002.
(b)Rates are annualized for periods that are less than a year.

Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share for 2004, 2003, and 2002 is based on the average shares outstanding during the period.

June 30, 2004                                           William Blair Funds  15

Trustees and Officers. The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

                                                                          Number of
                                                                         Portfolios
                                       Term of                              in Fund
                       Position(s)  Office and                 Principal    Complex
                         Held with   Length of             Occupation(s)   Overseen                     Other Directorships
Name and Age                  Fund Time Served       During Past 5 Years by Trustee                 Held by Trustee/Officer
------------           ----------- ----------- ------------------------- ---------- ---------------------------------------
Interested Trustees
Conrad Fischer, 70*    Chairman    Since 1987  Principal, William Blair      12     Trustee Emeritus, Chicago Child Care
                       of the                  & Company, L.L.C.;                   Society, a non-profit organization, and
                       Board of                Partner, APM Limited                 Partner, APM Limited Partnership
                       Trustees                Partnership

Michelle Seitz, 38*    Trustee     Since 2002  Principal, William Blair      12     N/A
                                               & Company, L.L.C.
Non-Interested Trustees
J. Grant Beadle, 71    Trustee     Since 1997  Retired Chairman and          12     Batts Group and Oliver Products
                                               Chief Executive Officer,             Company, manufacturer of products
                                               Union Special                        for the medical device, food and
                                               Corporation, industrial              graphics markets, Retired Associate
                                               sewing machine                       Director, Northwestern University
                                               manufacturer                         Institute for The Learning Sciences.

Theodore A. Bosler, 69 Trustee     Since 1997  Retired Principal and         12     Crystal Lake Watershed Fund, Desert
                                               Vice President, Lincoln              Foothills Land Trust and Institute of
                                               Capital Management                   Chartered Financial Analysts.

Ann P. McDermott, 64   Trustee     Since 1996  Board member and              12     Junior League of Chicago,
                                               officer for various civic            Northwestern University, Women's
                                               and charitable                       Board; Ravinia Festival Women's
                                               organizations over the               Board; Rush Presbyterian St. Luke's
                                               past thirty years;                   Medical Center, Women's Board;
                                               professional experience              University of Chicago, Women's
                                               prior thereto, registered            Board; Visiting Nurses Association,
                                               representative for New               Honorary Director
                                               York Stock Exchange
                                               firm

John B. Schwemm, 69    Trustee     Since 1990  Retired Chairman and          12     USG Corp., building material
                                               Chief Executive Officer,             manufacturer, and Walgreen Co.
                                               R.R. Donnelley & Sons
                                               Company

Donald L. Seeley, 60   Trustee     Since 2003  Director, Applied             12     Beverly Enterprises, Inc., provider of
                                               Investment Management                eldercare and rehabilitative services;
                                               Program, University of               Modem Media, Inc., interactive
                                               Arizona Department of                services company
                                               Finance, Formerly Vice
                                               Chairman and Chief
                                               Financial Officer, True
                                               North Communications,
                                               Inc., marketing
                                               communications and
                                               advertising firm

Robert E. Wood II, 65  Trustee     Since 1999  Retired Executive             12     Chairman, Add-Vision, Inc.,
                                               Vice President, Morgan               manufacturer of surface animation
                                               Stanley Dean Witter                  systems, and Micro-Combustion, LLC

16  Semi-Annual Report                                            June 30, 2004

                                                                             Number of
                                                                            Portfolios
                                           Term of                             in Fund
                           Position(s)  Office and                Principal    Complex
                             Held with   Length of            Occupation(s)   Overseen             Other Directorships
Name and Age                      Fund Time Served      During Past 5 Years by Trustee         Held by Trustee/Officer
------------               ----------- ----------- ------------------------ ---------- -------------------------------
Officers
Marco Hanig, 46            President   Since 1999  Principal, William Blair    N/A     N/A
                                                   & Company, L.L.C.;
                                                   former Senior Vice
                                                   President, First Chicago
                                                   NBD

Michael P. Balkin, 44      Senior      Since 2000  Principal, William Blair    N/A     Exceed Corp.
                           Vice                    & Company, L.L.C.
                           President

Rocky Barber, 52           Senior      Since 2001  Principal, William Blair    N/A     YMCA of Metropolitan Chicago
                           Vice                    & Company, L.L.C.
                           President

                           Chief       1999-2001
                           Executive
                           Officer

Karl W. Brewer, 37         Senior      Since 2000  Principal, William Blair    N/A     N/A
                           Vice                    & Company, L.L.C.
                           President

Harvey H. Bundy, III, 59   Senior      Since 2003  Principal, William Blair    N/A     N/A
                           Vice                    & Company, L.L.C.
                           President

Mark A. Fuller, III, 47    Senior      Since 1993  Principal, William Blair    N/A     Partner, Fulsen Howney Partners
                           Vice                    & Company, L.L.C.
                           President

W. George Greig, 51        Senior      Since 1996  Principal, William Blair    N/A     N/A
                           Vice                    & Company, L.L.C.;
                           President

Michael A. Jancosek, 44    Senior      Since 2004  Principal, William Blair    N/A     N/A
                           Vice                    & Company L.L.C.
                           President   Since 2000
                                                   Associate, William Blair
                           Vice                    & Company, L.L.C.;
                           President               former Vice President,
                                                   First Chicago NBD

John F. Jostrand, 50       Senior      Since 1999  Principal, William Blair    N/A     N/A
                           Vice                    & Company, L.L.C.
                           President

James S. Kaplan, 43        Senior      Since 2004  Principal, William Blair    N/A     N/A
                           Vice                    & Company, L.L.C.
                           President

                           Vice        Since 1995  Associate, William Blair    N/A     N/A
                           President               & Company, L.L.C.

Robert C. Lanphier, IV, 47 Senior      Since 2003  Principal, William Blair    N/A     Chairman, AG. Med, Inc.
                           Vice                    & Company, L.L.C.
                           President

June 30, 2004                                           William Blair Funds  17

                                                                             Number of
                                                                            Portfolios
                                           Term of                             in Fund
                           Position(s)  Office and                Principal    Complex
                             Held with   Length of            Occupation(s)   Overseen     Other Directorships
Name and Age                      Fund Time Served      During Past 5 Years by Trustee Held by Trustee/Officer
------------               ----------- ----------- ------------------------ ---------- -----------------------
David S. Mitchell, 44      Senior      Since 2004  Principal, William Blair    N/A     N/A
                           Vice                    & Company, L.L.C.
                           President   Since 2003
                                                   Associate, William Blair
                           Vice                    & Company, L.L.C.
                           President

Capucine E. Price, 39      Senior      Since 2004  Principal, William Blair    N/A     N/A
                           Vice                    & Company L.L.C.
                           President   Since 2003
                                                   Associate, William Blair
                           Vice                    & Company, L.L.C.
                           President

Gregory J. Pusinelli, 45   Senior      Since 1999  Principal, William Blair    N/A     N/A
                           Vice                    & Company, L.L.C.;
                           President

Norbert W. Truderung, 51   Senior      Since 1992  Principal, William Blair    N/A     N/A
                           Vice                    & Company, L.L.C.
                           President

Jeffrey A. Urbina, 49      Senior      Since 1998  Principal, William Blair    N/A     N/A
                           Vice                    & Company, L.L.C.;
                           President               former Director of
                                                   Emerging Market
                                                   Research and Portfolio
                                                   Manager, Van Kampen
                                                   American Capital

Christopher T. Vincent, 49 Senior      Since 2004  Principal, William Blair    N/A     Uhlich Children's Home
                           Vice                    & Company, L.L.C.
                           President   Since 2002
                                                   Associate, William Blair
                           Vice                    & Company, L.L.C.;
                           President               former Managing
                                                   Director/Senior
                                                   Portfolio Manager,
                                                   Zurich Scudder
                                                   Investments

Terence M. Sullivan, 60    Vice        Since 1997  Associate, William Blair    N/A     N/A
                           President               & Company, L.L.C.
                           and
                           Treasurer

Colette M. Garavalia, 43   Secretary   Since 2000  Associate, William Blair    N/A     N/A
                                                   & Company, L.L.C.;
                                                   former Assistant Vice
                                                   President, Scudder
                                                   Kemper Investments

----------
* Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds' investment advisor and principal underwriter.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

18  Semi-Annual Report                                            June 30, 2004

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at
www.williamblairfunds.com and on the SEC's website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund's Forms N-Q will be available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

June 30, 2004                                           William Blair Funds  19

--------------------------------------------------------------------------------
BOARD OF TRUSTEES
--------------------------------------------------------------------------------
Conrad Fischer, Chairman
Principal, William Blair & Company, L.L.C.

J. Grant Beadle
Retired Chairman and CEO, Union Special Corporation

Theodore A. Bosler
Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott
Director and Trustee
Profit and not-for-profit organizations

Donald L. Seeley
Adjunct Lecturer and Director, University of Arizona Department of Finance

John B. Schwemm
Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle Seitz
Principal, William Blair & Company, L.L.C.

Robert E. Wood II
Retired Executive Vice President, Morgan Stanley Dean Witter

--------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------
Marco Hanig, President
Michael P. Balkin, Senior Vice President
Rocky Barber, Senior Vice President
Karl W. Brewer, Senior Vice President
Harvey H. Bundy III, Senior Vice President
Mark A. Fuller, III, Senior Vice President
W. George Greig, Senior Vice President
Michael A. Jancosek, Senior Vice President
John F. Jostrand, Senior Vice President
James S. Kaplan, Senior Vice President
Robert C. Lanphier, IV, Senior Vice President
David S. Mitchell, Senior Vice President
Capucine E. Price, Senior Vice President
Gregory J. Pusinelli, Senior Vice President
Norbert W. Truderung, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Christopher T. Vincent, Senior Vice President
Terence M. Sullivan, Vice President and Treasurer
Colette M. Garavalia, Secretary

Investment Advisor
William Blair & Company, L.L.C.

Legal Counsel
Vedder, Price, Kaufman & Kammholz, P.C.

Transfer Agent
State Street Bank and Trust Company
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

20  Date of First Use August, 2004

[Logo Appears Here]

WILLIAM BLAIR FUNDS

                                         Institutional International Growth Fund

222 West Adams Street . Chicago, Illinois 60606 . 800.742.7272 . www.williamblairfunds.com
William Blair & Company, L.L.C., Distributors

                                   [LOGO APPEARS HERE]  WILLIAM BLAIR FUNDS














                                                              SEMI-ANNUAL REPORT
                                                       CLASS A, CLASS B, CLASS C
--------------------------------------------------------------------------------

JUNE 30, 2004

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                   A Letter from the President.............  2

                 Growth Fund
                   An Overview from the Portfolio Manager..  4
                   Portfolio of Investments................  7

                 Tax-Managed Growth Fund
                   An Overview from the Portfolio Managers.  8
                   Portfolio of Investments................ 12

                 Large Cap Growth Fund
                   An Overview from the Portfolio Managers. 13
                   Portfolio of Investments................ 16

                 Small Cap Growth Fund
                   An Overview from the Portfolio Managers. 17
                   Portfolio of Investments................ 20

                 Small-Mid Cap Growth Fund
                   An Overview from the Portfolio Managers. 21
                   Portfolio of Investments................ 24

                 International Growth Fund
                   An Overview from the Portfolio Manager.. 25
                   Portfolio of Investments................ 28

                 International Equity Fund
                   An Overview from the Portfolio Manager.. 31
                   Portfolio of Investments................ 32

                 Value Discovery Fund
                   An Overview from the Portfolio Managers. 34
                   Portfolio of Investments................ 37

                 Income Fund
                   An Overview from the Portfolio Managers. 39
                   Portfolio of Investments................ 42

                 Financial Statements...................... 45

                 Notes to Financial Statements............. 51

                 Officers.................................. 76

                 Board of Trustees......................... 80

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please read the prospectus carefully before you invest or send money.

June 30, 2004                                            William Blair Funds  1

[PHOTO]

Marco Hanig

Marco Hanig

--------------------------------------------------------------------------------
A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

Dear Shareholders:

In the first half of this year, the stock market advanced modestly. The Standard & Poor's 500 Index of large cap stocks was up 3.44%, the Russell 2000 Index of small cap stocks increased 6.76%, and the MSCI World ex-US Index of foreign stocks gained 4.10%.

Last year's tax cut and low interest rates were supposed to provide a powerful stimulus to the economy--which indeed responded with strong growth in GDP and corporate earnings. As a result, the market bounced back from its March low point and ended last year 25-45% higher.

This year two opposing forces are at work. On the one hand, the economy is fundamentally healthy with continued GDP and corporate earnings growth, albeit at a more normal pace. On the other hand, the Fed raised interest rates to slow down growth, as it wants to prevent the economy from overheating and make sure that inflation remains in check--particularly in light of the recent rise in energy prices. So far, it appears that the Fed is "tapping on the breaks" in just the right measure, succeeding in slowing down the growth without choking it off. The result is a stock market that has been rising at a moderate, sustainable pace.

The market dislikes uncertainty, and there are several areas of concern, such as the outcome of the upcoming election, the impact of rising interest rates, the possibility of another major terrorist act, and anxiety over the future direction of our Middle East policy. Hence, most observers expect the market to continue to move mostly sideways in the next few quarters. Should some of this uncertainty be resolved, the underlying strength of the economy would suggest that we might expect single-digit, or even low teen returns over the coming years.

Looking across different asset classes, in the first half of the year small cap stocks did slightly better than large caps, and value stocks a bit better than growth stocks, but these differences were not very pronounced. This reinforces the picture of a market essentially in equilibrium, without strong currents favoring any one sector or capitalization range. Our belief is that this should favor our bottom-up fundamental research approach that focuses on individual stock selection.

                        Total Returns by Fund Category*
                        January 1 through June 30, 2004

                                                        Value Blend Growth
                                                        ----- ----- ------
     Large Cap......................................... 3.46% 2.78%  2.42%
     Mid Cap........................................... 6.21% 5.50%  4.57%
     Small Cap......................................... 7.86% 7.11%  4.09%

So far this year, the relative returns for most of the William Blair Funds were somewhat disappointing, with all but two funds underperforming their respective benchmarks--albeit by fairly modest amounts. The two notable exceptions were the Small Cap Growth Fund (Class N Shares), which posted an 11.54% return vs. 5.68% for the Russell 2000(R) Growth benchmark, and the recently launched Small-Mid Cap Growth Fund (Class N Shares), which had a 7.04% return vs. 5.65% for the Russell 2500(TM) Growth index. The reasons for the over- or under-performance vary from fund to fund, and are discussed in detail in the portfolio manager letters included in this report. While we want to be candid when our results do not shine, we frankly do not attach much significance to relative performance (either good or bad) over such a short time period.

As always, we thank you for investing with us!

/s/ Marco Hanig
Marco Hanig

----------
* Morningstar category returns represent the (non-weighted) average annual composite performance of all mutual funds listed in a particular category (such as Large Cap Growth) by Morningstar.

2  Semi-Annual Report                                             June 30, 2004

--------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2004--CLASS A SHARES
--------------------------------------------------------------------------------



                                                    Year to                                      Since          Inception
                                                     Date           1 Yr          3 Yr         Inception          Date
                                                    -------             -----        -----     ---------        ---------
Growth Fund                                          -5.85           6.55         -5.88          -3.34          10/19/99
Russell 3000(R) Growth                                2.96          18.82         -3.48          -5.45
Standard & Poor's 500                                 3.44          19.11         -0.69          -0.65

Tax-Managed Growth Fund
Return before Taxes                                  -4.74           7.84         -4.48          -4.82          12/27/99
After Taxes on Distributions                         -4.74           7.84         -4.48          -4.82
After Tax on Distributions and Redemptions           -5.09           3.08         -4.09          -4.26
Russell 3000(R) Growth                                2.96          18.82         -3.48         -10.38

Large Cap Growth Fund                                -6.55           5.79         -7.94         -12.29          12/27/99
Russell 1000(R) Growth                                2.74          17.88         -3.74         -10.83

Small Cap Growth Fund                                 5.05          35.90         14.00          21.57          12/27/99
Russell 2000(R) Growth                                5.68          31.55         -0.22          -4.53
The Small Cap Growth Fund's performance during 2000 was primarily attributable to investments in initial public offerings (IPOs)
during a rising market. Since then, IPOs have had an insignificant effect on the Fund's performance.

Small-Mid Cap Growth Fund                             0.79             --            --          -5.60          12/29/03
Russell 2500(TM) Growth                               5.65             --            --           5.00

International Growth Fund                            -2.92          24.22          3.32           5.62          10/21/99
MSCI All Country World Free Ex-US                     4.10          32.50          5.25           0.24

International Equity Fund                            -0.57             --            --          -0.57          5/24/04
MSCI All Country World Free Ex-US                     5.18                                        5.18

Value Discovery Fund                                 -0.82          24.09          7.54          14.53          11/2/99
Russell 2000(R)                                       6.76          33.37          6.24           8.34
Russell 2000(R) Value                                 7.83          35.17         12.15          16.11

Income Fund                                          -2.49          -1.89          4.10           5.69          10/25/99
Lehman Intermediate Govt./Credit Bond Index          -0.11          -0.06          6.21           7.14

   Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Returns shown reflect the effects of maximum sales loads. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for certain Funds. Without these waivers, performance would be lower. Class A shares are not available for sale.

   Tax-Managed Growth Fund's after-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and the after-tax returns for other classes will vary.

   For more complete information about the Funds, including risk considerations, charges, and expenses, call 1-800-742-7272 to obtain a prospectus. Read it carefully before you invest or send money. (C)William Blair & Company, L.L.C., distributor. 6/04

                See accompanying Notes to Financial Statements.

June 30, 2004                                            William Blair Funds  3

[PHOTO]

JOSTRAND

John F. Jostrand

--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------

The Growth Fund invests primarily in a diversified portfolio of common stocks of domestic growth companies with sustainable, above-average growth from one business cycle to the next.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Growth Fund posted a -5.85% loss on a total return basis (Class A Shares reflecting the impact of the maximum sales load) for the 6 months ended June 30, 2004. By comparison, the Fund's benchmarks, the Russell 3000(R) Growth Index increased 2.96%, while the Standard & Poor's 500 Index increased 3.44%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund's underperformance versus the benchmark?

The first six months of the year the market continued some of the trend seen in late 2003, when companies with lower earnings quality outperformed. With regards to the Fund's first half of the year, one major element of the Growth Fund's underperformance to the Russell 3000(R) Growth Index came in the technology sector. As is frequently true, the technology sector proved a challenging place to invest, with various sub-categories turning in widely disparate returns. Internet services stocks continued to enjoy strong appreciation, while computer hardware companies were up modestly and semiconductors were in negative territory.

As we mentioned before, low quality, low price stocks ruled the performance derby in 2003. Most of these stocks outperformed based on expectations that these companies would stand to benefit the most from an economic recovery. Consistent with our philosophy, these low quality growth stocks, however, do not meet our Fund's investment criteria. Late in the first quarter, with the tempo of the economy slowing, higher quality stocks did begin to show signs of strength. Companies with interest rate sensitivity, particularly financial and consumer discretionary stocks were also laggards as concerns loomed with the Federal Reserve set to raise interest rates. Although the Fund underperformed early in the first quarter as the winners of 2003 had one last run, the Fund outperformed when the market weakened. By the end of the first quarter, the Fund worked back to almost even with its benchmark.

What were among the best performing sectors for the Fund? Were there any investment themes that produced the best results?

The Health Care sector was the largest contributor to our performance. Within the sector, Alcon and Zimmer Holdings continue to be strong outperformers with first half returns of 30% and 25% respectively. Alcon, the global medical company that specializes in eye care related products, continues to execute their business strategy. Their most recent quarter saw earning's gains of 35% spread throughout each of their divisions. We are confident that Alcon will continue to gain market share and increase sales per account with new products continuing to come to market. Zimmer's orthopedic sales remain robust. We expect strong double-digit earnings growth through 2006. Pricing remains favorable, and the demographic backdrop (aging baby-boomers) should extend revenue growth.

4  Semi-Annual Report                                             June 30, 2004

What were among the weakest performing sectors for the Fund? Were there any investments that did not measure up to your expectations?

The consumer discretionary sector weighed on the Fund's first six months' performance. CarMax, a leading retailer of used cars and trucks had a difficult first half of the year. Consumers have been substituting new cars in place of used because of automobile manufacturers increasing usage of incentives. Although the industry has been under stress, CarMax continues to take market share.

Switching from autos to airplanes, another holding that underperformed in the first half was Ryanair based out of Ireland. From a profitability standpoint they remain the leader, but a combination of unfavorable government regulations and stepped up competition has impacted their margins.

What is your current strategy? How is the Fund positioned?

The next boost to the economy is more likely to come from corporate spending, as many companies now maintain record levels of cash. We expect as consumer spending slows, the corporate sector will take the baton and increase capital expenditures. As business executives' optimism increases, they will begin to increase their profit reinvestment or raise their dividends to shareholders. To facilitate the reinvestment, businesses will have to increase hiring, which should modestly revitalize consumer spending.

Our recent increase in Danaher this quarter illustrates our positioning given our outlook of higher interest rates and increased capital spending. Danaher's diversified industrial customer base has much stronger balance sheets than year's past. To maintain its growth, Danaher's customers will need to reinvest in its businesses.

Earnings strength remained positive into the end of the first half. However, we are now entering the point of the earnings cycle where relatively easy comparisons are over and companies' earnings acceleration slows. In our opinion, earnings will remain solid; however, they will likely slow to approximate historical trend line growth. As this transition occurs, quality growth tends to outperform the leveraged, lower-quality companies as higher interest rates make financing more challenging.

June 30, 2004                                            William Blair Funds  5

--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights

--------------------------------------------------------------------------------

                             Annual Total Return without the maximum sales load
                             -----------------------------------------------------------------------
                             6/30/2004(a)       2003         2002        2001     2000         1999
                             ------------    ------   ---------      ------   ------   -----
Growth Fund Class A.........        (0.10)%   23.85%     (25.94)%    (13.46)%  (7.47)% 23.29%(a)(b)
Russell 3000(R) Growth Index         2.96     30.97      (28.03)     (19.63)  (22.42)  33.82
S&P 500 Index...............         3.44     28.68      (22.10)     (11.88)   (9.11)  21.04
                             --------------------------------------------------------------------------
                             Average Annual Total Return at 6/30/2004 reflecting the maximum sales load
                             -----------------------------------------------------------------------
                                                            Since
                                   1 Year     3 Year    Inception
                             ------------    ------   ---------
Growth Fund Class A.........         6.55%    (5.88)%     (3.34)%(c)
Growth Fund Class B.........         7.07     (5.85)      (5.29)(d)
Growth Fund Class C.........        11.09     (4.77)      (4.79)(d)

                            --------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from October 19, 1999
                               (Commencement of Operations) to December 31,
                               1999.
                            (c)For the period from October 19, 1999 to June 30,
                               2004.
                            (d)For the period from November 2, 1999 to June 30,
                               2004.

                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends


                                    [CHART]

       Growth Fund -   Russell 3000/R/       S&P 500
         Class A         Growth Index         Index
10/99     $9,400           $10,000           $10,000
12/99     11,600            12,700            11,700
 6/00     12,300            13,200            11,600
12/00     10,800             9,900            10,600
 6/01      9,600             8,500             9,900
12/01      9,300             7,900             9,400
 6/02      7,900             6,300             8,100
12/02      6,900             5,700             7,300
 6/03      7,500             6,500             8,100
12/03      8,500             7,500             9,400
 6/04      8,500             7,700             9,700



Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000(R) Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on June 30, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

6  Semi-Annual Report                                             June 30, 2004

--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

--------------------------------------------------- --------
Shares                                                 Value
--------- ----------------------------------------- --------

Common Stocks
Information Technology--32.3%
  288,200 *BEA Systems, Inc........................ $  2,369
   89,900 CDW Corporation..........................    5,732
   94,700 *Cognos, Inc.+...........................    3,424
  224,900 *Dell, Inc...............................    8,056
   49,000 *Digital Insight, Inc....................    1,016
  398,100 *EMC Corporation.........................    4,538
  243,200 First Data Corporation...................   10,827
  136,400 *Intuit, Inc.............................    5,262
  138,525 *Iron Mountain, Inc......................    6,685
  179,525 *Jabil Circuit, Inc......................    4,520
  124,700 Linear Technology Corporation............    4,922
  157,800 Paychex, Inc.............................    5,346
  201,900 SAP AG-ADR...............................    8,442
  172,700 *Skillsoft Plc-ADR.......................    1,313
   37,500 StarTek, Inc.............................    1,343
  308,600 *SunGard Data Systems, Inc...............    8,024
  838,651 Taiwan Semiconductor Mfg. Co. Ltd.--ADR..    6,969
                                                    --------
                                                      88,788
                                                    --------
Health Care--26.2%
  100,200 Alcon, Inc.+.............................    7,881
  110,000 *Amgen, Inc..............................    6,003
  182,700 *Axcan Pharma, Inc.+.....................    3,855
  102,175 Eli Lilly & Company......................    7,143
   78,400 *Express Scripts, Inc., Class "A"........    6,212
   73,900 *Integra LifeSciences Holding Corporation    2,606
  171,800 Medtronic, Inc...........................    8,370
  242,275 Pfizer, Inc..............................    8,305
   81,200 *ResMed, Inc.............................    4,138
  117,900 UnitedHealth Group, Inc..................    7,339
  113,500 *Zimmer Holdings, Inc....................   10,011
                                                    --------
                                                      71,863
                                                    --------
Industrials and Services--12.0%
  101,500 C.H. Robinson Worldwide, Inc.............    4,653
  213,196 Danaher Corporation......................   11,054
  140,000 *Education Management Corporation........    4,600
  171,000 *Knight Transportation, Inc..............    4,913
  159,500 *Labor Ready, Inc........................    2,472
  103,300 *Ryanair Holdings plc--ADR...............    3,386
   15,900 Strayer Education, Inc...................    1,774
                                                    --------
                                                      32,852
                                                    --------

----------
*Non-income producing securities
ADR = American Depository Receipt
+ = U.S. listed foreign security

---------------------------------------------- --------
Shares                                            Value
--------- ------------------------------------ --------

Common Stocks--(continued)
Consumer Discretionary--11.8%
  185,350 *Bed, Bath & Beyond, Inc............ $  7,127
  141,700 *CarMax, Inc........................    3,099
   98,075 *Cox Communications, Inc., Class "A"    2,725
  108,900 *Entercom Communications Corporation    4,062
  161,550 Family Dollar Stores, Inc...........    4,914
  106,550 Harley-Davidson, Inc................    6,600
   89,900 *Kohl's Corporation.................    3,801
                                               --------
                                                 32,328
                                               --------
Financials--8.0%
  165,205 SEI Investments Company.............    4,798
  174,050 SLM Corporation.....................    7,040
  138,650 State Street Corporation............    6,799
   43,500 XL Capital Ltd., Class "A"+.........    3,283
                                               --------
                                                 21,920
                                               --------
Consumer Staples--3.4%
  175,200 PepsiCo, Inc........................    9,440
                                               --------
Energy--2.7%
   66,700 Apache Corporation..................    2,905
  178,300 Suncor Energy, Inc.+................    4,566
                                               --------
                                                  7,471
                                               --------
Materials--2.3%
  200,600 Ecolab, Inc.........................    6,359
                                               --------
Total Common Stock--98.7%
 (cost $217,557)..............................  271,021
                                               --------

Investment in Affiliate
3,273,228 William Blair Ready Reserves Fund...    3,273
                                               --------
Total Investment in Affiliate--1.2%
 (cost $3,273)................................    3,273
                                               --------
Total Investments--99.9%
 (cost $220,830)..............................  274,294
Cash and other assets, less liabilities--0.1%.      319
                                               --------
Net assets--100.0%............................ $274,613
                                               ========

                See accompanying Notes to Financial Statements.

June 30, 2004                                            William Blair Funds  7

[PHOTO]

FULLER

Mark A. Fuller III

[PHOTO]

PUSINELLI

Gregory J. Pusinelli


--------------------------------------------------------------------------------
TAX-MANAGED GROWTH FUND
--------------------------------------------------------------------------------

The Tax-Managed Growth Fund invests primarily in a diversified portfolio of common stocks of domestic growth companies with sustainable, above-average growth from one business cycle to the next.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform over the last year?

For the six-month period ended June 30, 2004, the Tax-Managed Growth Fund lost -4.74% on a total return basis (Class A Shares reflecting the impact of the maximum sales load). By comparison, the Fund's benchmark, the Russell 3000(R) Growth Index, increased 2.96%, while the Standard & Poor's 500 Index increased 3.44%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund's underperformance versus the benchmark?

Weakness in two sectors--Consumer Discretionary and Information Technology were largely responsible for the Fund's underperformance versus its benchmark at mid-year.

The speculative, lower quality stock rally that dominated the equity markets in 2003 spilled over into early 2004. As we have stated, most of last year's top-performing stocks were lower-quality and more speculative companies with no demonstrated history of earnings growth. Investors believed these companies would be the greatest beneficiaries of an economic and stock market recovery. The majority of these types of companies, however, do not fit our high quality growth criteria.

In the latter half of the first quarter, higher quality issues such as those the Fund invests in began to close the performance gap with their lower quality counterparts. We believe investors began to move towards more predictable businesses with solid, demonstrated track records of earnings growth. These companies will be the best equipped to effectively manage their businesses in a more temperate economic climate.

The equity markets moved sideways during the second quarter, as the major stock market indexes moved in a trading range for weeks ahead of the Federal Reserve's policy-making Open Market Committee meeting on June 30. The mood was a subdued one as investors mulled over the prospects for rising interest rates, inflation and the tenuous situation in Iraq.

What were among the best performing sectors for the Fund? Were there any investment themes that produced the best results?

The Industrials and Healthcare sectors were where the Fund had its best performers, with Industrial stocks, in particular, benefiting from signs of strength in the economy. Three of the second quarter's top six performing issues were Industrials, including Expeditors International, a transportation and logistics company focused on imports from the Far East; Knight Transportation, a trucking company; and Choicepoint, a company which conducts background security checks for firms hiring new employees. As employment numbers have grown, Choicepoint has seen greater demand for its services.

Within the Healthcare sector, Alcon, Stryker and Zimmer Holdings also were strong performers. Alcon is a global leader in developing, manufacturing, and selling ophthalmology

8  Semi-Annual Report                                             June 30, 2004
drugs, supplies, and surgical devices, and also sells consumer eye-care products such as contact lens-cleaning solution. Stryker and Zimmer Holdings are both firms involved in the design and manufacture of orthopedic products and devices.

The Fund's best performing investment--for both the second quarter as well as the year-to-date period--was Whole Foods, in the Consumer Staples sector. The company has benefited from the heightened focus by consumers on eating healthier foods, and to a lesser extent as consumers and investors avoided supermarket retailers involved in recent labor disputes. Whole Foods also dominates a market segment in which there is no strong "number two" competitor.

What were among the weakest performing sectors for the Fund? Were there any investments that did not measure up to your expectations?

As previously mentioned, the Consumer Discretionary and Information Technology sectors accounted for most of the weakness in the Fund's portfolio.

The worst-performing issue for the quarter as well as the year-to-date period was Vistacare, in the Health Care sector. Vistacare is a hospice-care provider which has grown rapidly since the company first went public in 2003. The company has seen a slowdown in admissions growth, partly due to a reorganization of its sales force and sales process. As a result, the company has lowered its earnings "guidance" (forecasts) going forward. We believe this company is facing a challenging and more competitive market environment in the near-term, as the business attracts new entrants and is subjected to downward pricing pressure. We will be closely monitoring the company to see if Vistacare has hit a "pothole" in the road, or if its business is undergoing a fundamental change.

CarMax was the second worst-performing stock. CarMax was hurt by continued dealer incentives for new cars, as well as rising used car prices. The price increase in used cars is attributed to the low cost of financing new cars, which results in a decrease in leased cars. Fewer leased cars means that fewer used cars are returned to dealer fleets when the leases expire. Finally, a number of current car owners have negative "equity" in their cars as the value of their car loans exceeds the trade-in value of their vehicles. We nonetheless remain convinced that the rationale for originally investing in CarMax is intact: the company has an excellent management team, it has a superior business proposition for consumers, no dominant competitors, and the company is still in the very early stage of significant long-term growth.

Other poor performers included Weight Watchers, which reflected migrating consumer preferences to try out other dieting alternatives, such as the current "low-carb" diet fad, and Family Dollar Stores, whose customers have been hurt by the recent rise in energy prices. Family Dollar customers' disposable income is disproportionately impacted by higher gasoline prices, so an increase at the pump means that its customers will have less to spend in their stores.

Lastly, Technology was a volatile sector during the first quarter, and many of the chip manufacturers came under pressure, with some profit-taking occurring amid impressions that demand might be moderating along with growth in the economy.

What is your current strategy? How is the Fund positioned?

Unlike the speculative market environment of 2003, the stock market has shifted this year towards profitable companies with good balance sheets and higher returns on invested capital. It is an environment in which we expect our high quality growth emphasis to have a greater impact on performance.

June 30, 2004                                            William Blair Funds  9

With the economic recovery on solid footing, we are evaluating our industry focus and companies that will stand to benefit from the expansion in the economy. As we search for promising candidates for the Fund's portfolio of investments, we intend to maintain reasonable weightings in different sectors, and are not inclined to change our over- or under-weighting in any particular area.

We remain committed to our Consumer Discretionary holding in spite of the weakness in that sector. One sector we will be closely monitoring is Media, where two of our holdings, Univision and Clear Channel, are not experiencing the increase in ad spending we would expect at this point in the economic recovery compared to historic trends, especially in advance of the upcoming presidential election.

As always, we will continue to focus on and emphasize high-quality names that we believe will serve our investors well.

10  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Tax-Managed Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

                                Annual Total Returns without the maximum sales load
                                -------------------------------------------------------------
                                6/30/2004(a)    2003     2002     2001     2000 1999(a)(b)
                                ------------  -----  ------   ------   ------   ----------
Tax-Managed Growth Fund Class A         1.07% 22.63% (24.39)% (10.12)%  (0.98)%       1.80%
Russell 3000(R) Growth Index...         2.96  30.97  (28.03)  (19.63)  (22.42)        0.79
S&P 500 Index..................         3.44  28.68  (22.10)  (11.88)   (9.11)        0.85

                            --------------------------------------

                                   Average Annual Total Return at 6/30/2004 reflecting the maximum sales load
                                   ----------------------------------------------------------------------
                                                                     Since
                                   1 Year        3 Year       Inception(c)
                                   -----------  ------        ------------
   Tax-Managed Growth Fund Class A   7.84%       (4.47)%             (4.82)%
   Tax-Managed Growth Fund Class B   8.57        (4.38)              (4.82)
   Tax-Managed Growth Fund Class C  12.57         3.34               (4.30)

                            --------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from December 27, 1999
                               (Commencement of Operations) to December 31,
                               1999.
                            (c)For the period from December 27, 1999 to June
                               30, 2004.
                            Illustration of an assumed investment of $10,000

                                    [CHART]

                 12/27/99    6/00   12/00     6/01   12/01     6/02   12/02    6/03    12/03    6/04
Tax-Managed
Growth Fund
Class A           $9,400    9,800   9,500    8,700   8,500    7,200   6,500   7,000    7,900   8,000

Russell 3000(R)
Growth Index     $10,000   10,500   7,800    6,800   6,300    5,000   4,500   5,100    5,900   6,100

S&P 500 Index    $10,000   10,000   9,200    8,600   8,100    7,000   6,300   7,000    8,100   8,400



Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000(R) Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on June 30, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2004                                          William Blair Funds   11

--------------------------------------------------------------------------------
Tax-Managed Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

--------------------------------------------- ------
Shares                                         Value
------ -------------------------------------- ------

Common Stocks
Health Care--21.3%
2,115  Alcon, Inc.+.......................... $  166
  805  Allegran, Inc.........................     72
1,855  *Amgen, Inc...........................    101
2,265  *Express Scripts, Inc., Class "A".....    179
1,425  Guidant Corporation...................     80
3,675  Pfizer, Inc...........................    126
3,190  *ResMed, Inc..........................    163
1,400  Stryker Corporation...................     77
2,260  *Vistacare, Inc., Class "A"...........     42
2,390  *Zimmer Holdings, Inc.................    211
                                              ------
                                               1,217
                                              ------
Information Technology--21.2%
5,775  *BISYS Group..........................     81
1,380  *Caci International, Inc., Class "A"..     56
1,640  CDW Corporation.......................    105
3,240  First Data Corporation................    144
2,955  *Fiserv, Inc..........................    115
3,165  *Intuit, Inc..........................    122
3,595  *Jabil Circuit, Inc...................     90
2,610  Microchip Technology, Inc.............     82
3,930  Microsoft Corporation.................    112
1,740  Paychex, Inc..........................     59
4,495  *SunGard Data Systems, Inc............    117
8,539  Taiwan Semiconductor Mfg. Co. Ltd--ADR     71
1,790  Xilinx, Inc...........................     60
                                              ------
                                               1,214
                                              ------
Consumer Discretionary--17.7%
2,100  *Bed, Bath & Beyond, Inc..............     80
2,750  *CarMax, Inc..........................     60
2,200  Clear Channel Communications..........     81
4,200  *Comcast Corporation, Class "A".......    116
3,355  Family Dollar Stores, Inc.............    102
3,280  *InterActiveCorp......................     99
  990  *Kohl's Corporation...................     42
2,925  Lowe's Companies, Inc.................    154
2,135  Regis Corporation.....................     95
1,840  *Univision Communications, Inc........     59
3,695  *Williams-Sonoma, Inc.................    122
                                              ------
                                               1,010
                                              ------
Industrials and Services--16.8%
2,485  C.H. Robinson Worldwide, Inc..........    114
1,400  *ChoicePoint, Inc.....................     64

----------
* Non-income producing securities
ADR = American Depository Receipt
+ = US. listed foreign security

----------------------------------------------- ------
Shares                                            Value
------ ---------------------------------------- ------

Common Stocks--(continued)
4,030  Danaher Corporation..................... $  209
2,475  Expeditors International of Washington..    122
3,170  Fastenal Company........................    180
3,605  General Electric Company................    117
2,370  *Knight Transportation, Inc.............     68
2,725  *Ryanair Holdings plc--ADR..............     90
                                                ------
                                                   964
                                                ------
Financials--9.7%
2,240  American International Group............    160
2,270  Investors Financial Services Corporation     99
2,145  Moody's Corporation.....................    138
1,665  State Street Corporation................     82
1,010  XL Capital Ltd., Class "A"+.............     76
                                                ------
                                                   555
                                                ------
Consumer Staples--7.3%
1,110  Colgate-Palmolive Company...............     65
3,115  PepsiCo, Inc............................    168
2,395  Walgreen Co.............................     87
1,040  Whole Foods Market, Inc.................     99
                                                ------
                                                   419
                                                ------
Materials--5.0%
5,930  Airgas, Inc.............................    142
2,320  Ecolab, Inc.............................     74
1,810  Praxair, Inc............................     72
                                                ------
                                                   288
                                                ------
Energy--2.7%
6,060  Suncor Energy, Inc.+....................    155
                                                ------
Total Common Stock--101.7%
 (Cost $4,545).................................  5,822
                                                ------

Investment in Affiliate
1,598  William Blair Ready Reserves Fund.......      2
                                                ------
Total Investment in Affiliate--0.1%
 (Cost $2).....................................      2
                                                ------
Total Investments--101.8%
 (Cost $4,547).................................  5,824
Liabilities plus cash and other assets--(1.8)%.   (104)
                                                ------
Net assets--100.0%............................. $5,720
                                                ======

                See accompanying Notes to Financial Statements.

12  Semi-Annual Report                                            June 30, 2004

[PHOTO]

BARBER

Rocky Barber

[PHOTO]

JOSTRAND

John F. Jostrand

     [PHOTO]

Norbert W. Truderung



Norbert W. Truderung

--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

The Large Cap Growth Fund invests primarily in common stocks of large domestic growth companies of high quality that have demonstrated sustained growth over a long period of time.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Large Cap Growth Fund posted a -6.55% loss on a total return basis (Class A Shares reflecting the impact of the maximum sales load) for the 6 months ended June 30, 2004. By comparison, the Fund's benchmark, the Russell 1000 Growth(R) Index, increased 2.74%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund's underperformance versus the benchmark?

During the first few months of 2004 the market seemed to be digesting the gains achieved in 2003. With respect to the Fund's first half, one major element of the Large Cap Growth Fund's underperformance to the Russell 1000(R) Growth Index came in the technology sector. As is frequently true, the technology sector proved a challenging place to invest, with various sub-categories turning in widely disparate returns. Internet services stocks continued to enjoy strong appreciation, while computer hardware companies were up modestly and semiconductors were in negative territory.

As we mentioned before, low quality, low price stocks ruled the performance derby in 2003. Most of these stocks outperformed based on expectations that these companies would stand to benefit the most from an economic recovery. Consistent with our philosophy, these low quality growth stocks, however, do not meet our Fund's investment criteria.

Late in the first quarter, with the tempo of the economy slowing, higher quality stocks did begin to show signs of strength. Companies with interest rate sensitivity, particularly financial and consumer discretionary stocks were also laggards as concerns loomed with the Federal Reserve set to raise interest rates. Although the Fund underperformed early in the first quarter as the low-quality winners of 2003 had one last run, the Fund outperformed when the market weakened. By the end of the first quarter, the Fund worked back to almost even with its benchmark.

What were among the best performing sectors for the Fund? Were there any investment themes that produced the best results?

The Health Care sector was the largest contributor to our performance. Within the Health Care sector, Alcon and Zimmer Holdings continue to be strong outperformers with second quarter returns of 24% and 20% respectively. Alcon, the global medical company that specializes in eye care related products, continues to execute its business strategy. Alcon's most recent quarter saw earnings gains of 35% spread throughout each of its divisions. We are confident that Alcon will continue to gain market share and increase sales per account with new products continuing to come to market. Zimmer's orthopedic sales remain robust. We expect strong double-digit earnings growth through 2006. Pricing remains favorable, and the demographic backdrop (aging baby-boomers) should extend revenue growth.

June 30, 2004                                          William Blair Funds   13

What were among the weakest performing sectors for the Fund? Were there any investments that did not measure up to your expectations?

BEA Systems, a software company, proved a significant detractor from performance. Our initial rationale for the purchase was BEA's dominant software offering. Although we still believe its products have relative strengths, customers are currently indicating a stronger interest in purchasing lower-priced (and in our opinion, lower quality) bundled software offerings.

The Fund's consumer discretionary holdings did not keep pace with the overall market. Cox Communication was the largest detractor during the first half of the year. With the majority of the costs associated with the deployment of the next generation of cable behind them, the cable companies' balance sheets are in much better shape. However the market is now concerned with satellite's growing subscriber companies becoming more of a competitor.

What is your current strategy? How is the Fund positioned?

The next boost to the economy is more likely to come from corporate spending, as many companies now have record levels of cash. We expect as consumer spending slows, the corporate sector will take the baton and increase capital expenditures. As business executives' optimism increases, we believe they will begin to increase their profit reinvestment or raise their dividends to shareholders. To facilitate the reinvestment, businesses will have to increase hiring, which should modestly revitalize consumer spending.

Our recent increase in Danaher illustrates our positioning given our outlook for increased capital spending. Danaher's diversified industrial customer base has a much stronger balance sheet than in years past. To maintain their growth, Danaher's customers will need to reinvest in its businesses.

Earnings strength remained positive into the end of the first half. However, we are now entering the point of the earnings cycle where relatively easy comparisons are over and companies' earnings acceleration slows. In our opinion, earnings will remain solid; however, they will likely slow to the approximate historical trend line growth. As this transition occurs, quality growth tends to outperform the leveraged, lower quality companies as higher interest rates make financing more challenging.

14  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------


                                                          Annual Total Return without the maximum sales load
                                                          --------------------------------------------------------------
                                                          6/30/2004(a)     2003     2002     2001     2000 1999(a)(b)
                                                          ------------   -----  ------   ------   ------   ----------
Large Cap Growth Fund Class A............................        (0.84)% 23.85% (28.55)% (20.83)% (16.67)%       1.40%
Russell 1000(R) Growth Index.............................         2.74   29.75  (27.88)  (20.42)  (22.42)        0.46
-----------------------------

                            Average Annual Total Return at 6/30/2004 reflecting the maximum sales load
                            --------------------------------------

                                                                                Since
                                                        1 Year   3 Year  Inception(c)
                                                        ------  ------   ------------
Large Cap Growth Fund Class A..........................   5.79%  (7.94)%       (12.29)%
Large Cap Growth Fund Class B..........................   6.42   (7.96)        (12.55)
Large Cap Growth Fund Class C..........................  10.44   (6.85)        (11.88)

                            --------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from December 27, 1999
                               (Commencement of Operations) to December 31,
                               1999.
                            (c)For the period from December 27, 1999 to June
                               30, 2004.


               Illustration of an assumed investment of $10,000

                                     [CHART]

                Large Cap
               Growth Fund    Russell 1000/R/
                 Class A       Growth Index
12/27/99         $9,400         $10,000
    6/00          9,500          10,500
   12/00          8,000           7,800
    6/01          6,700           6,700
   12/01          6,300           6,200
    6/02          5,100           4,900
   12/02          4,500           4,500
    6/03          4,900           5,100
   12/03          5,600           5,800
    6/04          5,500           6,000


Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A, B and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000(R) Growth Index consists of large-capitalization companies with above average-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on June 30, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2004                                          William Blair Funds   15

--------------------------------------------------------------------------------
Large Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

----------------------------------------------- ------
Shares                                           Value
------- --------------------------------------- ------

Common Stocks
Information Technology--28.1%
 10,050 *BEA Systems, Inc...................... $   83
  7,450 *Dell, Inc.............................    267
  9,600 *EMC Corporation.......................    110
  6,500 First Data Corporation.................    289
  3,450 *Intuit, Inc...........................    133
  3,935 Linear Technology Corporation..........    155
  3,400 Paychex, Inc...........................    115
  5,475 SAP AG--ADR............................    229
  8,635 *SunGard Data Systems, Inc.............    225
 19,052 Taiwan Semiconductor Mfg. Co. Ltd.--ADR    158
                                                ------
                                                 1,764
                                                ------
Health Care--24.7%
  2,500 Alcon, Inc.+...........................    197
  3,285 *Amgen, Inc............................    179
  2,255 Eli Lilly & Company....................    158
  4,790 Medtronic, Inc.........................    233
  9,465 Pfizer, Inc............................    324
  3,740 UnitedHealth Group, Inc................    233
  2,550 *Zimmer Holdings, Inc..................    225
                                                ------
                                                 1,549
                                                ------
Consumer Discretionary--12.8%
  5,200 *Bed, Bath & Beyond, Inc...............    200
  3,685 Clear Channel Communications, Inc......    136
  7,000 *Cox Communications, Inc., Class "A"...    195
  2,300 Harley-Davidson, Inc...................    142
  3,000 *Kohl's Corporation....................    127
                                                ------
                                                   800
                                                ------
Financials--10.6%
  2,250 Federal National Mortgage Association..    160
  6,000 SLM Corporation........................    243
  3,770 State Street Corporation...............    185
    975 XL Capital Ltd., Class "A"+............     74
                                                ------
                                                   662
                                                ------

----------
* Non-income producing securities
+ U.S. listed foreign security
ADR = American Depository Receipt

--------------------------------------------  ------
Shares                                         Value
---------  ---------------------------------- ------

Common Stocks--(continued)
Consumer Staples--10.5%
  2,900    Avon Products, Inc................ $  134
  3,150    PepsiCo, Inc......................    170
  2,600    Wal-Mart Stores, Inc..............    137
  6,025    Walgreen Co.......................    218
                                              ------
                                                 659
                                              ------
Industrials and Services--7.0%
  5,212    Danaher Corporation...............    270
  5,150    General Electric Company..........    167
                                              ------
                                                 437
                                              ------
Energy--2.3%
  1,450    Apache Corporation................     63
  3,250    Suncor Energy, Inc.+..............     83
                                              ------
                                                 146
                                              ------
Materials--2.3%
  4,550    Ecolab, Inc.......................    144
                                              ------
Total Common Stock--98.3%
 (cost $5,382)...............................  6,161
                                              ------

Investment in Affiliate
106,899    William Blair Ready Reserves Fund.    107
                                              ------
Total Investment in Affiliate--1.7%
 (cost $107).................................    107
                                              ------
Total Investments--100.0%
 (cost $5,489)...............................  6,268
Cash and other assets, less liabilities--0.0%     --
                                              ------
Net assets--100.0%........................... $6,268
                                              ======

                See accompanying Notes to Financial Statements.

16  Semi-Annual Report                                            June 30, 2004

[PHOTO]

Michael P. Balkin

Michael P. Balkin

[PHOTO]

BREWER

Karl W. Brewer

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

The Small Cap Growth Fund invests primarily in common stocks of small domestic growth companies that are expected to have solid growth in earnings.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Small Cap Growth Fund posted a 5.05% gain on a total return basis (Class A Shares reflecting the impact of the maximum sales load) for the 6 months ended June 30, 2004. This was ahead of its benchmark, the Russell 2000 Growth(R) Index, which increased 5.68% during the period, and the Russell 2000(R) Index, which rose 6.76%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund's outperformance versus the benchmark?

When compared to its benchmark, the Small Cap Growth Fund had outperformance in every significant sector (i.e., sectors with over a 5% weight in the Russell 2000(R) Growth Index) in the first half of the year.

Small cap stocks were again the best performing asset class in the first quarter as the Russell 2000(R) Index closed at an all time high versus the S&P 500 on a trailing 52-week relative return basis. In the second quarter, the Russell 2000(R) achieved its fifth consecutive up quarter in a row, which had not happened since 1995-96, when the Russell 2000(R) posted six consecutive positive quarters. A change in leadership occurred in the second quarter, as the larger capitalization stocks, as measured by the S&P 500 and Russell 1000 Indices, modestly outpaced the small cap stocks. In contrast to 2003, the most significant impact on the Russell 2000(R) Growth's performance in the first half of the year came from the larger market cap companies in the index as investors shifted their focus away from the more speculative, low-priced micro cap stocks. In the Fund, stock selection in the middle of the small capitalization range was a large benefit to relative performance.

While the small cap markets were relatively strong in the first quarter, the second quarter witnessed a more turbulent period. Following a negative start in April and early May, the equity markets turned in the middle of the second quarter and ended in positive territory. Mixed signals on the economic and political fronts created increased volatility and uncertainty during the period. With continued instability in the Middle East contributing to higher oil prices, energy stocks performed well in the second quarter both for the benchmark and the Fund. With the virtually "pre-announced" 0.25% increase in rates by the Federal Reserve, and some remaining concerns about future rate increases, Financial Services, Consumer and Technology stocks in the Russell 2000(R) Growth Index were hit the hardest in the quarter.

Which sectors enhanced the Fund's return? What were among the best performing investments for the Fund?

The Fund outperformed the benchmark in most sectors, including all of the four major sectors (Consumer Discretionary, Healthcare, Technology and Financial Services) during the first half of the year. The Fund's most significant contributors to absolute performance for the first half of the year were in the Consumer Discretionary and Health Care Sectors, while

June 30, 2004                                          William Blair Funds   17

Technology was the largest contributor to relative performance. The Fund was slightly overweight the Energy sector and our holdings outperformed those in the benchmark. Quicksilver Resources, Inc., a natural gas producer focused primarily on the western United States and Canada, was one of our top contributors to performance. The stock was up significantly in the second quarter due to a combination of successful drilling on several key properties along with an overall strong energy market.

The Health Care sector was our biggest contributor to performance in the second quarter and the second largest contributor for the first half of 2004. Although we had a slight underweight in the group relative to the benchmark, our strong stock selection allowed us to significantly outperform the index. Performance was led by three medical device companies (Cyberonics, Kensey Nash Corporation and Integra LifeSciences).

Were there any investment strategies or themes that did not measure up to your expectations?

While there were no major themes or sectors that disappointed us in the first half, there were individual stocks that performed poorly. Examples of weaker performing stocks include: Vistacare, Inc., a hospice care provider; Alliance Gaming, a casino operator; Asyst Technologies, a manufacturer of ultra-clean semi-conductor systems. In each case, the company gave disappointing earnings guidance, causing the stocks' price to decline.

What is your current strategy? How is the Fund positioned?

While we were pleased with our performance at mid-year, we believe that the second half of the year could be a more difficult environment. Concerns over higher interest rates, continued instability in the Middle East, increasing energy prices and a slowdown in consumer spending could create some headwinds. Also, uncertainty regarding the outcome of the upcoming Presidential election is likely to create increased volatility in the market. Given these issues, we anticipate that the market could remain in a trading range over the next several quarters. Regardless of overall market trends, we will continue to seek smaller capitalization companies that generally offer interesting opportunities for growth. We believe that the Fund is well positioned for what we think is a "stock pickers" type of market.

18  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------


                              Annual Total Return without the maximum sales load
                              ----------------------------------------------------------------------
                              6/30/2004(a)      2003            2002      2001     2000  1999(a)(b)
                              ------------    ------    ------------    -----   ------   ----------
Small Cap Growth Fund Class A        11.46%    61.81%         (17.20)%  25.91%   33.68%        1.90%
Russell 2000(R) Growth Index.         5.68     48.54          (30.26)   (9.23)  (22.43)        5.22
Russell 2000(R) Index........         6.76     47.25          (20.48)    2.49    (3.02)        4.26
                              ----------------------------------------------------------------------------
                              Average Annual Total Return at 6/30/2004 reflecting the maximum sales load
                              ----------------------------------------------------------------------
                                                               Since
                                    1 Year    3 Year    Inception(c)
                              --------------  ------    ------------
Small Cap Growth Fund Class A        35.90%    14.00%          21.57%
Small Cap Growth Fund Class B        38.14     14.63           22.01
Small Cap Growth Fund Class C        42.20     15.38           22.24

                            --------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from December 27, 1999
                               (Commencement of Operations) to December 31,
                               1999.
                            (c)For the period from December 27, 1999 to June
                               30, 2004.

                             Illustration of an assumed investment of $10,000 with reinvestment of capital gain distribution

                                    [CHART]

                                               Russell
                                Small Cap      2000(R)       Russell
                               Growth Fund     Growth        2000(R)
                                 Class A        Index         Index
12/99                           $ 9,400        $10,000       $10,000
6/00                             14,100         10,700        10,700
12/00                            12,800          8,200        10,100
6/01                             15,400          8,200        10,800
12/01                            16,200          7,400        10,400
6/02                             15,500          6,100         9,900
12/02                            14,400          5,200         8,200
6/03                             16,700          6,200         9,700
12/03                            21,700          7,700        12,100
 6/04                            24,100          8,100        13,000


IPOs made significant contributions to the performance of the Fund in the year 2000. There can be no assurance that such contributions will continue. Recent market volatility has significantly impacted performance and the Fund's current performance may be more or less than that shown.

Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A, B and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

The Russell 2000(R) Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000(R) Index.

This report identifies the Fund's investments on June 30, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2004                                          William Blair Funds   19

--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

------------------------------------------------------ --------
Shares                                                    Value
------------------------------------------------------ --------

Common Stocks
Consumer Discretionary--38.6%
   416,065 *4 Kids Entertainment, Inc................. $  9,952
   380,575 *Alliance Gaming Corporation...............    6,531
 1,138,630 *Casual Male Retail Group, Inc.............    8,312
   358,100 *Century Casinos, Inc......................    1,952
   191,047 *Charles River Associates..................    5,913
 1,079,355 *chinadotcom corporation+..................    7,966
   326,195 *Corrections Corporation of America........   12,881
   343,830 *Cross Country Healthcare, Inc.............    6,241
   395,710 *Cumulus Media, Inc., Class "A"............    6,652
   203,700 *Elizabeth Arden, Inc......................    4,286
   313,580 *Emmis Communications Corporation,
            Class "A".................................    6,579
 1,266,025 *eUniverse, Inc............................    2,811
   220,560 *FirstService Corporation+.................    5,514
   358,650 Fred's, Inc................................    7,923
   114,235 *Getty Images, Inc.........................    6,854
   203,925 *Guitar Center, Inc........................    9,068
   670,515 *Kforce, Inc...............................    6,330
   678,630 *Labor Ready, Inc..........................   10,519
   493,020 *Laureate Education, Inc...................   18,853
 1,878,430 *Lions Gate Entertainment Corporation+.....   13,111
   283,935 *Multimedia Games, Inc.....................    7,615
   375,520 Ruby Tuesday, Inc..........................   10,308
   429,870 *Scientific Games Corporation, Class "A"...    8,228
   308,661 *Shuffle Master, Inc.......................   11,207
   724,720 *SkillSoft plc--ADR........................    5,508
   287,920 Speedway Motorsports, Inc..................    9,628
   225,680 StarTek, Inc...............................    8,079
    74,570 Strayer Education, Inc.....................    8,320
   363,100 *TiVo, Inc.................................    2,574
   640,380 *ValueClick, Inc...........................    7,671
   463,005 *ValueVision Media, Inc., Class "A"........    6,028
   623,600 World Wrestling Entertainment, Inc.........    7,951
                                                       --------
                                                        251,365
                                                       --------
Health Care--19.8%
   193,588 *Accredo Health, Inc.......................    7,540
   385,900 *American Healthways, Inc..................   10,273
   757,770 *Axcan Pharma, Inc.+.......................   15,989
   916,940 *Cell Therapeutics, Inc....................    6,758
   393,280 *Connectics Corporation....................    7,944
 1,228,019 *Discovery Partners International, Inc.....    6,263
   144,010 *Icon PLC--ADR.............................    6,335
   371,775 *Intergra Lifesciences Holdings Corporation   13,113
   240,755 *Kensey Nash Corporation...................    8,306
   297,340 *Lifepoint Hospitals, Inc..................   11,067
   331,325 *Matria Healthcare, Inc....................    8,306
   357,720 *Sangamo Biosciences, Inc..................    2,153
   144,770 *Taro Pharmaceutical Industries, Inc.+.....    6,297
   345,795 *Telik, Inc................................    8,254
 3,051,885 *VitalWorks, Inc...........................   10,560
                                                       --------
                                                        129,158
                                                       --------
Technology--18.2%
   485,990 *AMIS Holdings, Inc........................    8,223
   629,590 *Answerthink, Inc..........................    3,607

----------
*Non-income producing securities
**Security Fair Valued pursuant to Valuation Procedures adopted by Board of Trustees.
ADR = American Depository Receipt
+ = U.S. listed foreign security
++ = Restricted security. The Fund purchased 507,788 restricted shares on May 18, 2003 at a cost of $6,136 (in thousands). The value of the Fund's holding was 0.75% of net assets at June 30, 2004.

--------------------------------------------------- --------
Shares                                                 Value
--------------------------------------------------- --------

Common Stocks--(continued)
   469,140 *Artisan Components, Inc................ $ 12,104
   776,280 *Aspen Technology, Inc..................    5,636
   198,655 Harris Corporation......................   10,082
   936,300 *LCC International, Inc., Class "A".....    4,588
 2,463,900 *Loudeye Corporation....................    3,890
   502,450 *Mercury Computer Systems, Inc..........   12,461
    19,540 *Nuance Communications, Inc.............       89
   316,530 *Open Solutions, Inc....................    7,907
   338,775 *Open Text Corporation+.................   10,807
   723,710 *OPNET Technologies, Inc................    9,480
 1,583,985 *Scansoft, Inc..........................    7,841
   297,030 *Semtech Corporation....................    6,992
   807,788 *Ultimate Software Group, Inc.**++......    7,763
   314,785 *WebEx Communications, Inc..............    6,850
                                                    --------
                                                     118,320
                                                    --------
Financial Services--10.1%
   197,195 *Affiliated Managers Group, Inc.........    9,933
   400,285 *Commercial Capital Bancorp, Inc........    6,953
   449,890 *Credit Acceptance Corp.................    6,780
   491,657 *Electronic Clearing House..............    4,573
   279,840 *Euronet Worldwide, Inc.................    6,473
   128,840 Global Payments, Inc....................    5,800
   226,350 Investors Financial Services Corporation    9,864
   341,095 National Financial Partners Corporation.   12,030
   361,130 *Rewards Network, Inc...................    3,250
                                                    --------
                                                      65,656
                                                    --------
Other Energy--4.4%
   330,335 *Comstock Resources, Inc................    6,428
 1,698,955 *Gasco Energy, Inc......................    3,313
 1,342,360 *Grey Wolf, Inc.........................    5,692
    99,530 *Quicksilver Resources, Inc.............    6,676
   185,245 *Ultra Petroleum Corporation............    6,915
                                                    --------
                                                      29,024
                                                    --------
Producer Durables--3.0%
   607,180 *Crown Castle International Corporation.    8,956
   242,450 *Providence Service Corporation.........    4,556
   377,480 *Ultratech, Inc.........................    6,145
                                                    --------
                                                      19,657
                                                    --------
Materials and Processing--2.6%
   437,795 Airgas, Inc.............................   10,468
 1,039,610 *Comfort Systems USA, Inc...............    6,643
                                                    --------
                                                      17,111
                                                    --------
Utilities--0.4%
   143,800 Intrado, Inc............................    2,314
                                                    --------
Total Common Stock--97.1%
 (Cost $528,779)...................................  632,605
                                                    --------

Investment in Affiliate
14,796,841 William Blair Ready Reserves Fund.......   14,797
                                                    --------
Total Investment in Affiliate--2.3%
 (Cost $14,797)....................................   14,797
                                                    --------
Total Investments--99.4%
 (Cost $543,576)...................................  647,402
Cash and other assets, less liabilities--0.6%......    4,101
                                                    --------
Net assets--100.0%................................. $651,503
                                                    ========

                See accompanying Notes to Financial Statements.

20  Semi-Annual Report                                            June 30, 2004

[PHOTO]

Karl W. Brewer

Karl W. Brewer

   [PHOTO]

Harvey H. Bundy, III



Harvey H. Bundy, III

[PHOTO]

Robert Lanphier, IV

Robert C. Lanphier, IV

--------------------------------------------------------------------------------
SMALL-MID CAP GROWTH FUND
--------------------------------------------------------------------------------

The Small-Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small and medium-sized domestic growth companies that are expected to experience solid growth in earnings.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year? How did the Fund's performance compare to its benchmark?

The Small-Mid Cap Growth Fund gained 0.79% (Class A shares reflecting the impact of the maximum sales load) on a total return basis for the six months ended June 30, 2004, compared with a 5.65% increase for the Fund's benchmark, the Russell 2500/TM/ Growth Index.

What were the most significant factors impacting Fund performance? What factors were behind the Fund's outperformance versus the benchmark?

The year opened with a continuation of the speculative frenzy of 2003, as the lower quality names retained their market leadership. However, as the first quarter progressed, we observed a gradual rotation toward quality growth companies.

Following a negative start in April and early May, the equity markets ended the second quarter in positive territory. Mixed signals on the economic and political fronts caused the markets to seek a clear direction during the period. Geopolitical issues also caused oil prices to rise during the quarter.

In the first half of the year, the strongest performing sectors in the Russell 2500/TM/ Growth Index were Healthcare and Energy while Technology was the only major sector to report a negative return. The Small-Mid Cap Fund's stock selection was the primary contributor to performance in the first half of the year. Healthcare and Transportation were two of the strongest performing sectors in the portfolio. While we were underweight Technology, which contributed to relative performance, we also had strong stock selection in this industry.

One of the Small-Mid Cap Fund's strongest performing holdings was Corporate Executive Board. This company provides subscription-based research and information services to senior executives in major corporations in order to enhance management practices. With relatively low capital expenditures, the company is able to significantly leverage its services and achieve high margin growth. During the softer economy, we believed that many new clients put their intentions to subscribe on hold, and would sign up for services once the economy strengthened. This thesis came to fruition as subscriptions increased significantly and the market recognized the outstanding potential for solid earnings growth.

Within the Transportation sector, three stocks that fared very well were Expeditors International, C.H. Robinson, and Knight Transportation. Along with strong managements and good business infrastructures, these companies are poised to benefit from the economic recovery as product deployment is on the rise. Due to our fundamental process and conviction in these names, we are carrying an overweight position in Transportation stocks versus the Russell 2500/TM/ Growth Index.

June 30, 2004                                          William Blair Funds   21

Which strategies did not measure up to your expectations?

Two industries in which our companies did not meet our expectations were Retailing and Technology Software. In Retailing, 99 Cents Only stores experienced a significant stock price decrease. The company had fared well in their home state of California, but ran into significant difficulty executing their strategy in their newly opened Texas sites. Another Retailing company that had some difficulty during the first half of the year was CarMax. CarMax is a company that has strong management and is well-positioned within the used car sales business, but suffered from significant competition from incentives in the new car market which severely hampered sales. The company continues to be a dominant player in this market and has an ability to be relatively flexible with its product offering, which we believe will bring their earnings back slowly over time.

Software companies Intuit and BEA Systems were also disappointments. BEA Systems disappointed investors with their earnings report. Our analysis concluded that BEA would not be able to achieve our expectations on subsequent earnings growth and we exited the position. Slowing revenue growth at Intuit disappointed investors. However, we believe that the current valuation more than discounts this trend. We are still positive on Intuit's ability to generate strong annual growth in earnings and we maintain our position in Intuit.

What is your current strategy? How is the Fund Positioned?

Our focus continues to be on selecting quality growth companies that should perform well in a moderate economic growth environment. Of the four largest sectors in the Russell 2500/TM/ Growth Index, we are currently overweight Consumer Discretionary, and underweight Technology. Healthcare and Financial Services sectors in the portfolio are relatively close to their respective benchmark weights.

22  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Small-Mid Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

                            Annual Total Return without the maximum sales load
                            --------------------------------------

                                            6/30/2004(a)  2003(a)(b)
                                            ------------  ----------
          Small-Mid Cap Growth Fund Class A         6.94%      (0.60)%
          Russell 2500(TM) Growth Index....         5.65       (0.61)

                            --------------------------------------
                             Average Annual Total Return at 6/30/2004
                             reflecting the maximum sales load
                            --------------------------------------

                                                       Since
                                                Inception(c)
                                                ------------
                  Small-Mid Growth Fund Class A        (5.60)%
                  Small-Mid Growth Fund Class B         0.90
                  Small-Mid Growth Fund Class C         4.90

                            --------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from December 29, 2003
                               (Commencement of Operations) to December 31,
                               2003.
                            (c)For the period from December 29, 2003 to June
                               30, 2004.

                            Illustration of an assumed investment of $10,000

                                    [CHART]

            Small-Mid Cap       Russell 2500
            Fund Class A        Growth Index
            -------------       ------------
12/03         $ 9,400              $10,000
 1/04           9,500               10,400
 2/04           9,700               10,400
 3/04           9,700               10,500
 4/04           9,700               10,000
 5/04           9,700               10,300
 6/04          10,000               10,500


Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forcasted growth rates.

This report identifies the Fund's investments on June 30, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2004                                           William Blair Funds  23

--------------------------------------------------------------------------------
Small-Mid Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

-------------------------------------------------- ------
Shares                                              Value
------- ------------------------------------------ ------

Common Stocks
Consumer Discretionary--32.1%
  5,400 *99 Cents Only Stores..................... $   82
  4,200 *Bed, Bath and Beyond, Inc................    161
 12,800 *CarMax, Inc..............................    280
  6,300 CDW Corporation...........................    402
  4,200 Cintas Corporation........................    200
  6,300 Corporate Executive Board Co..............    364
  4,700 *Corrections Corporation of America.......    186
  9,800 *Cross Country Healthcare, Inc............    178
  4,100 *Entercom Communications Corporation......    153
  6,700 Fastenal Company..........................    381
  2,600 *Getty Images, Inc........................    156
  4,400 *Guitar Center, Inc.......................    196
  4,800 *Hewitt Associates, Inc., Class "A".......    132
  6,300 *Iron Mountain, Inc.......................    304
  5,100 *Lamar Advertising Company................    221
 11,400 *Laureate Education, Inc..................    436
  8,700 *O'Reilly Automotive, Inc.................    393
  4,000 *Shuffle Master, Inc......................    145
 13,000 *Skillsoft PLC--ADR.......................     99
  1,500 Strayer Education, Inc....................    167
                                                   ------
                                                    4,636
                                                   ------
Health Care--19.2%
  1,700 *Atrix Labs, Inc..........................     58
 14,600 *Axcan Pharma, Inc.+......................    308
 10,700 *Connectics Corporation...................    216
  6,100 *Express Scripts, Inc.....................    483
  2,700 *IDEXX Laboratories, Inc..................    170
  8,300 *Integra LifeSciences Holdings Corporation    293
  5,800 *IVAX Corporation.........................    139
  4,200 *Kensey Nash Corporation..................    145
  4,700 *Medicines Company........................    144
  2,800 *Patterson Companies, Inc.................    214
  5,000 *ResMed, Inc..............................    255
  3,900 *Stericycle, Inc..........................    202
  6,400 *Telik, Inc...............................    153
                                                   ------
                                                    2,780
                                                   ------
Technology--14.9%
  5,100 Adobe Systems, Inc........................    237
  8,600 *Artisan Components, Inc..................    222
  8,300 *Cognos, Inc.+............................    300
  8,000 *Intuit, Inc..............................    309
 11,200 *Jabil Circuit, Inc.......................    282
 12,400 Microchip Technology, Inc.................    391
 11,800 *OPNET Technologies, Inc..................    155
  3,600 Xilinx, Inc...............................    120
  1,500 *Zebra Technologies Corp., Class "A"......    130
                                                   ------
                                                    2,146
                                                   ------

----------
* Non-income producing securities
ADR = American Depository Receipt
+ = U.S. listed foreign security

------------------------------------------------ -------
Shares                                             Value
------------------------------------------------ -------

Common Stocks--(continued)
Financial Services--10.2%
  4,500 *Affiliated Managers Group.............. $   227
  5,000 East West Bancorp, Inc..................     153
  7,500 *Fiserv, Inc............................     292
  8,500 Investors Financial Services Corporation     370
 11,200 *SunGard Data Systems, Inc..............     291
  1,800 XL Capital Ltd., Class "A"+.............     136
                                                 -------
                                                   1,469
                                                 -------
Autos and Transportation--8.1%
  4,800 C.H. Robinson Worldwide, Inc............     220
  8,600 Expeditors International of Washington..     425
  4,600 Gentex Corporation......................     183
 11,700 *Knight Transportation, Inc.............     336
                                                 -------
                                                   1,164
                                                 -------
Other Energy--4.1%
  6,500 Apache Corporation......................     283
  5,600 *Smith International, Inc...............     312
                                                 -------
                                                     595
                                                 -------
Producer Durables--3.1%
 18,200 *Crown Castle International Corporation.     268
  5,200 Pentair, Inc............................     175
                                                 -------
                                                     443
                                                 -------
Materials and Processing--2.3%
 14,000 Airgas, Inc.............................     335
                                                 -------
Total Common Stock--94.0%
 (Cost $12,895).................................  13,568
                                                 -------

Investment in Affiliate
760,777 William Blair Ready Reserves Fund.......     761
                                                 -------
Total Investment in Affiliate--5.3%
 (Cost $761)....................................     761
                                                 -------
Total Investments--99.3%
 (Cost $13,656).................................  14,329
Cash and other assets, less liabilities--0.7%...     107
                                                 -------
Net assets--100.0%.............................. $14,436
                                                 =======

                See accompanying Notes to Financial Statements.

24  Semi-Annual Report                                            June 30, 2004

[PHOTO]

GREIG

W. George Greig

--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

The International Growth Fund invests primarily in common stocks of foreign growth companies of all sizes.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The International Growth Fund posted a -2.92% loss (Class A Shares reflecting the impact of the maximum sales load) for the 6 months ended June 30, 2004. By comparison, the Fund's benchmark, the MSCI All Country World Free excluding US Index, rose 4.10%

What were the most significant factors impacting Fund performance? What factors were behind the Fund's underperformance versus the benchmark?

The overall MSCI All Country World (Free) except US index fell modestly (0.69)% during the second quarter, but a more severe correction in Asian markets and in cyclical sectors globally impacted our relative performance.

On a regional basis, our relative emphasis on Asia (particularly emerging Asia) at the expense of Europe accounted for all of the portfolio's performance shortfall at mid-year. Asian markets continue to be viewed as extremely sensitive to global liquidity and cyclical growth, but it is worth noting that there has been no evidence of any significant slowdown in either economic growth or corporate earnings up to this point.

The year started with international markets extending the strong rally that began in 2003 into the first quarter. Broadly speaking, Asian markets and emerging markets more generally outperformed, and small companies continued to outpace large blue chip companies. Within that framework, however, shifting returns reflected new data about the changing dynamic of the global growth cycle.

The major new trend to emerge in the first quarter was the increasing strength of Japan, both in economic and market terms. After lagging the rest of the world early in the year, Japan came to life as more and more indicators pointed to continued strong earnings growth and increasing confidence in the economy. Our portfolio benefited from being overweight the benchmark in Japan, but relative returns were impacted by our emphasis on export-oriented sectors.

The global equity market climate shifted during the second quarter, as heightened concern about monetary tightening in the US and a state-directed slowdown in China focused attention on potential risks to economic and profit growth, particularly in cyclical sectors and regions.

What sectors had the biggest impact on portfolio performance?

Technology was the major laggard on a global basis during the second quarter, reversing some of 2003's strong gains as cyclical concerns arose regarding potential oversupply of components and the sustainability of corporate and consumer spending growth in a variety of hardware categories. Conversely, the best performing sector in the global market was Energy, and portfolio positioning in these sectors also detracted from performance.

June 30, 2004                                           William Blair Funds  25

The portfolio continues to carry relatively low exposure to Europe, a position that helped returns during the first quarter, as growth indicators remain inconsistent and relatively weak in most European economies.

What is your outlook for the international markets?

In both of the recent broad global economic cycles (1981-1990 and 1991-2000) there was a sharp recovery, followed by a moderation of growth accompanied by some monetary tightening. In each case the initial tightening occurred in the '4' year (1984, 1994), and so the analogy is drawn that after the liquidity-driven upturn of 2003, we should anticipate upward pressure on interest rates, and that China and the US--the engines of global growth--could slow significantly.

Leading economic indicators, many of them monetary, have indeed slowed on a global basis, and some measures of investment spending and credit growth have decelerated in China. While it is still too early to tell definitively how mild or severe the coming slowdown will be, markets have readily anticipated a relatively bearish scenario. Ironically, until there is clearer evidence of the extent and effects of the slowdown, markets may overreact on the basis of fear of the unknown.

Our view of the mid-cycle plateau is that it may well be milder and briefer than the tightening cycle of 1994-95. There are few excesses in the global economic picture and a diminished likelihood of instability in emerging markets. As Asia cools down and Europe begins to reaccelerate, global growth should move into better balance for the remainder of the economic expansion.

26  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------


                            Annual Total Return without the maximum sales load
                            ----------------------------------------------------

                                       6/30/2004(a)    2003     2002     2001     2000 1999(a)(b)
                                       ------------  -----  ------   ------   ------   ----------
International Growth Fund Class A.....         3.01% 42.10% (15.14)% (13.63)%  (8.11)%      39.12%
Morgan Stanley Capital - International
 (MSCI) All Country World Free
 Ex-U.S. Index........................         4.10  41.41  (14.67)  (19.50)  (15.09)       30.91
Lipper International Index............         3.86  36.00  (13.84)  (19.34)  (14.72)       37.83

                            --------------------------------------
                            Average Annual Total Return at 6/30/2004 reflecting the maximum sales load
                            --------------------------------------

                                                              Since
                                          1 Year  3 Year  Inception
                                          ------  ------  ---------
        International Growth Fund Class A  24.22%   3.32%      5.62%(c)
        International Growth Fund Class B  25.74    3.66       5.05(d)
        International Growth Fund Class C  29.74    4.56       5.41(d)

                            --------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from October 21, 1999
                               (Commencement of the Class) to December 31, 1999.
                            (c)For the period from October 21, 1999 to June 30,
                               2004.
                            (d)For the period from November 2, 1999
                               (Commencement of the Class) to June 30, 2004.

                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

        International
         Growth Fund   MSCI AC WLD    Lipper Int'l
           Class A     Ex-US Index       Index
10/99     $ 9,400       $10,000        $10,000
12/99      13,100        10,300          9,600
 6/00      13,400        10,000          9,200
12/00      12,000         8,800          8,200
 6/01      11,000         7,600          7,200
12/01      10,400         7,100          6,600
 6/02      10,500         7,000          6,600
12/02       8,800         6,000          5,700
 6/03       9,800         8,300          7,800
12/03      12,500        10,500          9,800
 6/04      12,900        11,000         10,100




Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund's investments on June 30, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2004                                           William Blair Funds  27

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

------------------------------------------------------- --------
Shares                                                     Value
---------- -------------------------------------------- --------

Common Stocks--Europe--24.5%
Austria--1.3%
   211,500 Erste Bank Der Oester (Banking)............. $ 33,350
                                                        --------
Estonia--0.2%
   731,560 Hansabank (Banking).........................    6,178
                                                        --------
Finland--0.5%
   136,300 Nokian Renkaat Oyj (Automotive).............   13,324
                                                        --------
France--4.6%
   376,204 Christian Dior (Apparel and luxury goods)...   24,472
   119,500 Hermes International SCA (Apparel and luxury
            goods).....................................   24,016
 1,139,100 *JC Decaux (Media)..........................   24,518
   185,200 Klepierre (Real estate).....................   12,709
   183,397 Mr. Bricolage SA (Home
            improvement--retail).......................    6,052
   407,368 *Opera (Hospital and nursing management)....   10,525
    81,982 Rodriquez Group (Retail trade)..............    4,307
   152,900 Sanofi-Synthelabo SA (Pharmaceuticals)......    9,712
                                                        --------
                                                         116,311
                                                        --------
Germany--4.7%
   575,000 Bayer Motoren Werke (Motor vehicles)........   25,648
   223,561 Did Deutscher Industrie Svc (Commercial
            services)..................................    6,583
   211,000 GFK AG (Commercial services)................    7,424
    66,800 Puma AG (Consumer non-durables).............   17,116
   367,200 SAP AG (Software)...........................   61,319
                                                        --------
                                                         118,090
                                                        --------
Greece--2.3%
 1,031,700 Coca-Cola Hellenic Bottling S.A.
            (Beverages)................................   24,215
   548,800 EFG Eurobank (Banking)......................   12,013
   364,100 Folli Follie S.A. (Apparel and footwear
            retailer)..................................   11,659
   530,920 National Bank of Greece (Banking)...........   11,607
                                                        --------
                                                          59,494
                                                        --------
Ireland--1.0%
 1,020,200 Anglo Irish Bank plc (Finance)..............   16,029
 1,123,600 *Grafton Group (Wholesale distributors).....    8,987
                                                        --------
                                                          25,016
                                                        --------
Italy--2.4%
 1,797,700 Banco Popolare Di Verona E N (Banking)......   31,019
 1,260,800 Credito Emiliano SpA (Banking)..............   10,402
   559,584 Merloni Elettrodemestici SpA
            (Electronics and appliances)...............    9,994
   249,852 Pirelli & C Real Estate (Real estate
            development)...............................    9,390
                                                        --------
                                                          60,805
                                                        --------
Spain--1.2%
   267,700 Banco Popular Espanol (Banking).............   15,148
   358,400 Grupo Ferrovial S.A. (Industrial services)..   14,963
                                                        --------
                                                          30,111
                                                        --------
Sweden--2.1%
13,200,000 *Ericsson LM-B Shares (Communications
            equipment).................................   39,490

-------------------------------------------------------- --------
Shares                                                      Value
---------- --------------------------------------------- --------

Common Stocks--Europe--24.5%--(continued)
   616,800 Gunnebo AB (Producer manufacturing).......... $  6,997
   190,500 *Oriflame Cosmetics S.A. SDR (Household
            products)...................................    6,806
                                                         --------
                                                           53,293
                                                         --------
Switzerland--4.2%
    96,900 *Actelion (Biotechnology)....................   11,172
   244,300 *Logitech International S.A. (Electronic
            technology).................................   11,183
   156,850 *Micronas Semiconductor (Electronic
            technology).................................    7,168
    39,100 Serono S.A., Class "B" (Biotechnology).......   24,717
   741,800 UBS AG (Banking).............................   52,591
                                                         --------
                                                          106,831
                                                         --------

United Kingdom--19.7%
 1,280,700 *Acambis (Biotechnology).....................    8,103
   477,800 Astrazeneca plc (Pharmaceuticals)............   21,583
 7,132,300 BG Group plc (Industrial services)...........   44,185
 4,023,300 *British Sky Broadcasting Group (Media)......   45,607
 4,336,900 Capita Group plc (Commercial services).......   25,216
   844,600 Carnival plc (Hotels, restaurants and leisure
            activities).................................   41,257
 1,571,800 Cattle's Holdings plc (Finance and leasing)..    9,096
   486,300 Cobham plc (Aerospace and defense)...........   12,395
 3,496,200 Compass Group plc (Hotels, restaurants and
            leisure activities).........................   21,501
   961,000 French Connection (Apparel and footwear
            retail).....................................    7,279
 1,983,100 HBOS plc (Finance)...........................   24,736
   652,700 MAN Group plc (Finance)......................   17,012
   695,300 McCarthy & Stone plc (Real estate)...........    7,370
 5,209,700 *Michael Page International (Personnel
            Services)...................................   17,024
   655,400 Next plc (Multiline retail)..................   17,022
 2,762,600 Premier Farnell (Electronics distributors)...   12,399
 1,372,200 Reckitt Benckiser plc (Household products)...   39,113
 2,770,000 Smith & Nephew plc (Health care equipment
            and supplies)...............................   30,038
 2,193,600 Standard Chartered plc (Banking).............   35,945
10,709,500 Tesco plc (Food retailer)....................   52,051
   804,500 Warner Chilcott plc (Pharmaceuticals)........   10,163
                                                         --------
                                                          499,095
                                                         --------

Canada--5.8%
   632,900 *Alimentation Couche-Tard--Class "B"
            (Food retail)...............................   11,073
   447,700 *Cognos Inc. (Software)......................   16,152
   180,800 *MacDonald Dettwiler & Associates
            (IT consulting).............................    3,519
 1,281,600 Manulife Financial Corp. (Life and
            health insurance)...........................   51,861
   294,000 *Precision Drilling Corp. (Drilling).........   14,028
   234,800 *Research in Motion Ltd. (Wireless
            telecommunication)..........................   16,081
   477,300 *Shoppers Drug Mart Corp. (Retail trade).....   11,935
   883,300 Suncor Energy, Inc. (Energy minerals)........   22,491
                                                         --------
                                                          147,140
                                                         --------

Japan--24.5%
   230,500 Aeon Credit Service Co., Ltd.
            (Consumer finance)..........................   15,463
   199,300 Aeon Mall Co., Ltd. (Real estate)............   11,902

                See accompanying Notes to Financial Statements.

28  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------
Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

---------- -------------------------------------------- --------
Shares                                                     Value
---------- -------------------------------------------- --------

Common Stocks--Japan--24.3%--(continued)
   194,000 Arnest One Corp. (Real estate).............. $  5,894
   168,300 Askul Corporation (Retail trade)............   10,624
   944,400 Canon, Inc. (Office electronics)............   50,437
 1,848,000 *Chiyoda Corp. (Construction)...............   13,251
    60,200 Don Quijote Co., Ltd. (Multiline retail)....    3,840
   336,800 Fast Retailing (Specialty retail)...........   27,513
 3,408,500 Hino Motors Ltd. (Trucks, construction and
            farm machinery)............................   24,834
   294,000 Hoya Corporation (Electronic technology)....   31,005
   145,900 Kappa Create Co., Ltd. (Consumer
            non-durables)..............................   10,126
   137,560 Keyence Corporation (Electronic
            technology)................................   31,593
    54,200 Koha Co., Ltd. (Electronic equipment and
            instruments)...............................    2,048
   304,400 Matsui Securities Co., Ltd. (Financial
            services)..................................   10,509
   372,250 Misumi Corp. (Trading companies and
            distributors)..............................   12,247
     5,424 Mitsubishi Tokyo Financial (Banking)........   50,775
   112,000 Nakanishi Inc. (Medical specialties)........    8,032
   217,000 Neomax Co., Ltd. (Electronic equipment and
            instruments)...............................    3,537
   243,600 Nidec Corporation (Electronic equipment and
            instruments)...............................   25,151
   202,060 Nitori Company Ltd. (Specialty stores)......   12,701
   509,600 Nitto Denko Corporation (Electronic
            technology)................................   26,331
   321,000 Orix Corporation (Consumer finance).........   37,046
   274,600 Park 24 Co., Ltd. (Commercial services).....   10,506
     3,105 Pasona Inc. (Personnel services)............   11,157
   299,700 Point Inc. (Apparel and footwear retail)....    8,140
   189,100 Sawai Pharmaceutical Co., Ltd.
            (Pharmaceuticals)..........................    8,002
 2,417,200 Sharp Corp. (Electronics)...................   38,960
 2,943,000 *Shinsei Bank, Ltd. (Banking)...............   18,816
   214,200 SMC Corporation (Trucks, construction and
            farm machinery)............................   23,373
   224,500 Sugi Pharmacy (Food and staple retailing)...    9,229
 5,695,000 Sumitomo Trust & Banking Co. (Finance)......   41,092
 1,714,000 Toto Ltd. (Building products)...............   18,142
   118,400 USS Co., Ltd. (Commercial services).........   10,246
                                                        --------
                                                         622,522
                                                        --------

Emerging Asia--7.6%
China--0.4%
14,030,000 Zhejiang Expressway Holding Co.
            (Transportation infrastructure)............   10,003
                                                        --------
India--3.0%
   392,601 Bharat Forge Ltd. (Machinery)...............    5,239
   925,600 *Biocon Ltd. (Biotechnology)................   10,103
 1,240,400 HDFC Bank (Banking).........................   10,012
   908,600 Housing Development Finance Corp. (Financial
            services)..................................   10,225
   171,206 Infosys Technologies, Ltd. (Consulting and
            software services).........................   20,758
   322,500 ING Vysya Bank, Ltd. (Banking)..............    2,598
 1,447,300 *Maruti Udyog Ltd. (Automobiles)............   12,709
   854,728 Mphasis BFL, Ltd. (Information technology)..    4,871
                                                        --------
                                                          76,515
                                                        --------

---------- ------------------------------------------------ --------
Shares                                                         Value
---------- ------------------------------------------------ --------

Emerging Asia--7.6%--(continued)
Indonesia--0.8%
60,744,500 *Bank Rakyat Indonesia (Banking)................ $ 10,820
24,963,500 Unilever Indonesia Tbk (Household and
            personal care).................................   10,461
                                                            --------
                                                              21,281
                                                            --------
South Korea--2.2%
   377,400 Hyundai Motor Co., Ltd. (Automobiles)...........   14,600
    97,800 Samsung Electronics Co. (Semiconductors)........   40,661
                                                            --------
                                                              55,261
                                                            --------
Taiwan--0.9%
19,646,794 EVA Airways Corp. (Airlines)....................    8,255
 4,136,800 Hon Hai Precision Industry (Computers)..........   15,480
                                                            --------
                                                              23,735
                                                            --------
Thailand--0.3%
 9,708,300 *Tisco Finance (Finance, rental and leasing)....    6,468
                                                            --------

Asia--6.0%
Australia--2.6%
 1,080,890 Bendigo Bank Ltd. (Banking).....................    7,131
 1,312,200 Billabong International Ltd. (Apparel and luxury
            goods).........................................    7,594
   663,100 Macquarie Bank, Ltd. (Financial services).......   15,774
   235,800 Perpetual Trustees Australia (Investment
            managers)......................................    7,763
 1,578,831 Sigma Company, Ltd. (Medical distributors)......    9,060
 2,308,900 Toll Holdings, Ltd. (Trucking)..................   17,338
                                                            --------
                                                              64,660
                                                            --------
Hong Kong--3.0%
16,510,000 China Insurance International (Insurance).......    7,352
71,262,000 Cnooc Ltd. (Oil and gas)........................   30,209
 2,887,500 Esprit Holdings Ltd. (Apparel, footwear and
            retail)........................................   12,960
 7,775,000 Global Bio-Chem Technol (Food products).........    4,431
 5,949,000 Li & Fung (Distribution services)...............    8,736
 7,858,200 Techtronic Industries Co. (Consumer
            durables)......................................   12,579
                                                            --------
                                                              76,267
                                                            --------
Singapore--0.4%
 8,482,800 Osim International Ltd. (Consumer sundries).....    5,260
 6,582,000 Unisteel Technology, Ltd. (Electronic
            components)....................................    5,114
                                                            --------
                                                              10,374
                                                            --------

Latin America--3.8%
Brazil--0.3%
   404,400 *Natura Cosmeticos S.A. (Cosmetics).............    6,502
                                                            --------
Chile--1.2%
   412,900 *Cencosud S.A.--ADR 144A (Retail stores)........    7,642
   675,400 Lan Chile S.A.--ADR (Airlines)..................   13,035
 4,567,464 S.A.C.I. Falabella (Department stores)..........    8,988
                                                            --------
                                                              29,665
                                                            --------
Mexico--2.3%
15,184,400 America Movil S.A. (Communications).............   27,636
 2,024,800 *Consorcio Ara S.A (Homebuilding)...............    5,840

                See accompanying Notes to Financial Statements.

June 30, 2004                                           William Blair Funds  29

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------
Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

----------- ----------------------------------------- ----------
Shares                                                     Value
----------- ----------------------------------------- ----------

Latin America--3.8%--(continued)
  1,648,000 *Urbi Desarrollos Urbanos S.A. (Household
             durables)............................... $    5,311
  6,139,000 Walmart de Mexico (Retail trade).........     18,239
                                                      ----------
                                                          57,026
                                                      ----------

Emerging Europe, Mid-East, Africa--3.7%
Egypt--0.7%
    744,000 Orascom Construction Industry
             (Construction)..........................     11,044
    851,000 *Orascom Telecommunication Holding GDR
             (Telecommunications)....................      7,880
                                                      ----------
                                                          18,924
                                                      ----------
Israel--0.9%
    360,100 Teva Pharmaceutical Inds.--ADR
             (Pharmaceuticals).......................     24,231
                                                      ----------
Poland--0.4%
    292,744 Bank Pekao S.A. (Banking)................      9,829
                                                      ----------
South Africa--1.3%
    414,963 Edgars Consolidated Stores (Apparel,
             footwear and retail)....................      9,972
  3,120,700 *MTN Group Ltd. (Telecommunication
             services)...............................     14,441
 11,312,500 Network Healthcare Holdings (Health
             services)...............................      8,174
                                                      ----------
                                                          32,587
                                                      ----------
Turkey--0.4%
463,403,928 *Enka Insaat (Industrial conglomerates)..      9,523
                                                      ----------
Total Common Stock--95.6%
 (cost $2,006,237)...................................  2,424,411
                                                      ----------

----------
* Non-income producing securities
ADR = American Depository Receipt
GDR = Global Depository Receipt
All securities excluding those traded on exchanges in this hemisphere, are fair valued pursuant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2004 the Fund's Portfolio of Investments includes the following industry categories:

                       Financials................  26.8%
                       Consumer Discretionary....  21.4%
                       Information Technology....  15.4%
                       Industrials and Services..  12.0%
                       Healthcare................   7.9%
                       Consumer Staples..........   7.8%
                       Energy....................   4.5%
                       Telecommunication Services   2.7%
                       Materials.................   1.5%
                                                  ------
                                                  100.0%
                                                  ======

----------- --------------------------------- ----------
Shares or Principal Amount                         Value
--------------------------------------------- ----------

Preferred Stock
Brazil--1.4%
243,070,000 Banco Itau Holding (Banking)..... $   22,408
    979,620 Geradau S.A. (Steel).............     11,738
                                              ----------
Total Preferred Stock--1.4%
 (cost $27,753)..............................     34,146
                                              ----------

Investment in Affiliate
 23,482,852 William Blair Ready Reserves Fund     23,483
                                              ----------
Total Investments in Affiliate--0.9%
 (cost $23,483)..............................     23,483
                                              ----------

Short-Term Investments
 27,746,000 American Express Demand Note, VRN
             1.17% due 7/1/04................     27,746
                                              ----------
Total Short-term Investments--1.1%
 (cost $27,746)..............................     27,746
                                              ----------
Total Investments--99.0%
 (cost $2,085,219)...........................  2,509,786
Cash and other assets, less liabilities--1.0%     26,532
                                              ----------
Net assets--100.0%........................... $2,536,318
                                              ==========

At June 30, 2004 the Fund's Portfolio of Investments includes the following currency categories:

                         Japanese Yen..........  25.3%
                         British Pound Sterling  20.3%
                         Euro..................  18.8%
                         Canadian Dollar.......   6.0%
                         Swiss Franc...........   4.4%
                         Hong Kong Dollar......   3.5%
                         Indian Rupee..........   3.1%
                         Australian Dollar.....   2.6%
                         Mexico Nuevo Peso.....   2.3%
                         South Korean Won......   2.3%
                         Swedish Krona.........   2.2%
                         United States Dollar..   2.1%
                         Brazilian Real........   1.7%
                         South African Rand....   1.3%
                         All other currencies..   4.1%
                                                ------
                                                100.0%
                                                ======

                See accompanying Notes to Financial Statements.

30  Semi-Annual Report                                            June 30, 2004

[PHOTO]

GREIG

W. George Greig

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

The International Equity Fund invests primarily in common stocks of large and medium-sized companies included in the Morgan Stanley Capital International All Country World ex-U.S. Index.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

We are pleased to have the International Equity Fund become the newest addition to the William Blair Fund Family and would like to thank our shareholders for investing with us.

The International Equity Fund commenced operations on May 24, 2004. Through the period ended June 30, 2004, the Fund posted a loss of -0.57% (Class A shares reflecting the impact of the maximum sales load), behind the 5.18% increase in the Fund's benchmark, the MSCI All Country World (Free) except US Index, for this brief period.

I am very enthusiastic about the investment opportunities available to the International Equity Fund. As you may already know, the Fund will primarily invest in large and medium-sized companies in developed market economies and to a limited extent in small-sized companies and Emerging Markets countries.

Our investment process seeks to find high quality growth companies for the International Equity Fund's portfolio of investments. These are companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. In terms of growth, we aim to find companies that have the capability of growing in real terms at least twice the economic growth rate of the markets in which they participate. In terms of quality, we seek to invest in companies with strong management, proprietary market positions, strong asset bases and solid financial characteristics.

International Outlook: Moving Toward Mid-Cycle

In both of the recent broad global economic cycles (1981-1990 and 1991-2000) there was a sharp recovery, followed by a moderation of growth accompanied by some monetary tightening. In each case the initial tightening occurred in the '4' year (1984, 1994), and so the analogy is drawn that after the liquidity-driven upturn of 2003, we should anticipate upward pressure on interest rates, and that China and the US--the engines of global growth--could slow significantly.

Leading economic indicators, many of them monetary, have indeed slowed on a global basis, and some measures of investment spending and credit growth have decelerated in China. While it is still too early to tell definitively how mild or severe the coming slowdown will be, markets have readily anticipated a relatively bearish scenario. Ironically, until there is clearer evidence of the extent and effects of the slowdown, markets may overreact on the basis of fear of the unknown.

Our view of the mid-cycle plateau is that it may well be milder and briefer than the tightening cycle of 1994-95. There are few excesses in the global economic picture and a diminished likelihood of instability in emerging markets. As Asia cools down and Europe begins to reaccelerate, global growth should move into better balance for the remainder of the economic expansion.

June 30, 2004                                           William Blair Funds  31

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------
Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

------------------------------------------------------- -----
Shares                                                  Value
------- ----------------------------------------------- -----

Common Stocks--Europe--31.2%
Austria--2.7%
    600 Erste Bank Der Oester (Banking)................ $ 95
                                                        ----
France--2.3%
    400 Hermes International (Apparel and luxury goods)   80
                                                        ----
Germany--11.5%
  2,100 Bayer Motoren Werke (Motor vehicles)...........   94
    300 Puma AG (Consumer non-durables)................   77
    800 SAP AG (Software and programming)..............  134
  8,200 *T-Online International AG (Information
         technology)...................................   94
                                                        ----
                                                         399
                                                        ----
Greece--1.8%
  2,900 EFG Eurobank Egrasias (Banking)................   63
                                                        ----
Ireland--1.7%
  3,800 Anglo Irish Bank plc (Finance).................   60
                                                        ----
Italy--2.8%
  5,700 Banco Popolare di Verona E N (Banking).........   98
                                                        ----
Spain--1.8%
  1,500 Grupo Ferrovial S.A. (Industrial services).....   63
                                                        ----
Sweden--3.8%
 44,000 *Ericsson (Communications equipment)...........  132
                                                        ----
Switzerland--2.8%
    150 Serono S.A (Biotechnology).....................   95
                                                        ----

United Kingdom--21.9%
 15,200 BG Group plc (Industrial services).............   94
  8,100 *British Sky Broadcasting Group (Media)........   92
  3,300 *Cairn Energy plc (Energy).....................   85
 10,900 Capita Group plc (Commercial services).........   63
  3,500 Next (Multiline retail)........................   91
  2,700 Premier Farnell (Electronics distributors).....   12
  3,400 Reckitt Benckiser plc (Household products).....   97
  8,700 Smith & Nephew (Healthcare equipment and
         supplies).....................................   94
 26,900 Tesco plc (Food retailer)......................  131
                                                        ----
                                                         759
                                                        ----

Canada--5.7%
  2,400 Manulife Financial Corp. (Life and health
         insurance)....................................   97
  1,000 *Research in Motion Ltd. (Wireless
         telecommunication)............................   69
  1,300 Suncor Energy, Inc. (Energy minerals)..........   33
                                                        ----
                                                         199
                                                        ----

----------
* Non-income producing securities
ADR = American Depository Receipt
+ = U.S. listed foreign security
All securities excluding those traded on exchanges in this hemisphere, are fair valued pursuant to Valuation Procedures adopted by the Board of Trustees.

------------------------------------------------------- ------
Shares or Principal Amount                                Value
------------------------------------------------------- ------

Common Stocks--(continued)

Japan--18.2%
  1,800 Canon, Inc. (Office electronics)............... $   96
    800 Fast Retailing Co. Ltd. (Specialty retail).....     65
 10,000 Hino Motors Ltd. (Trucks, construction and farm
         machinery)....................................     73
    800 Hoya Corporation (Electronic technology).......     84
    300 Keyence Corporation (Electronic technology)....     69
  1,100 Nitto Denko Corporation (Electronic technology)     57
  5,000 Sharp Corp. (Electronics)......................     81
 15,000 Sumitomo Trust & Banking Co. (Finance).........    108
                                                        ------
                                                           633
                                                        ------

Asia--3.7%
Australia--1.8%
  2,600 Macquarie Bank, Ltd. (Financial services)......     62
                                                        ------
Hong Kong--1.9%
 14,500 Esprit Holdings (Apparel, footwear and retail).     65
                                                        ------

Latin America--1.8%
Mexico--1.8%
 34,800 America Movil S.A. (Communications)............     63
                                                        ------

Emerging Europe, Mid-East, Africa--3.8%
Israel--1.7%
    900 Teva Pharmaceutical Inds.--ADR
         (Pharmaceuticals).............................     60
                                                        ------
South Africa--2.1%
 10,300 Standard Bank Group Ltd. (Banking).............     72
                                                        ------
Total Common Stock--86.3%
 (cost $2,816).........................................  2,998
                                                        ------

Investment in Affiliate
336,121 William Blair Ready Reserves Fund..............    336
                                                        ------
Total Investment in Affiliate--9.7%
 (Cost $336)                                               336
                                                        ------

Short-Term Investments
141,000 American Express Demand Note, VRN
         1.17% due 7/1/04..............................    141
                                                        ------
Total Short-term Investments--4.0%
 (cost $141)...........................................    141
                                                        ------
Total Investments--100.0%
 (cost $3,293).........................................  3,475
Liabilities, plus cash and other assets--0.0%..........     (1)
                                                        ------
Net assets--100.0%..................................... $3,474
                                                        ======

                See accompanying Notes to Financial Statements.

32  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)


At June 30, 2004, the Fund's Portfolio of Investments includes the following industry categories:

                       Financials................  21.9%
                       Consumer Discretionary....  21.5%
                       Information Technology....  20.7%
                       Healthcare................   8.3%
                       Consumer Staples..........   7.6%
                       Energy....................   7.1%
                       Industrials...............   6.6%
                       Telecommunication Services   4.4%
                       Materials.................   1.9%
                                                  ------
                                                  100.0%
                                                  ======

At June 30, 2004 the Fund's Portfolio of Investments includes the following currency categories:

                         Euro..................  28.6%
                         British Pound Sterling  25.3%
                         Japanese Yen..........  21.1%
                         Canadian Dollar.......   6.6%
                         Swedish Krona.........   4.4%
                         Swiss Franc...........   3.2%
                         South African Rand....   2.4%
                         Hong Kong Dollar......   2.2%
                         Mexico Nuevo Peso.....   2.1%
                         Australian Dollar.....   2.1%
                         United States Dollar..   2.0%
                                                ------
                                                100.0%
                                                ======

                See accompanying Notes to Financial Statements.

June 30, 2004                                           William Blair Funds  33

[PHOTO]

MITCHEL

David S. Mitchell

[PHOTO]

PRICE

Capucine "Cappy" Price

--------------------------------------------------------------------------------
VALUE DISCOVERY FUND
--------------------------------------------------------------------------------

The Value Discovery Fund invests in small companies that we believe offer a long-term investment value. We do this by seeking to identify undervalued companies with sound business fundamentals--"broken stocks not broken companies."

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Value Discovery Fund posted a -0.82% loss on a total return basis (Class A Shares reflecting the impact of the maximum sales load) for the 6 months ended June 30, 2004. By comparison, the Fund's primary benchmark, the Russell 2000(R) Index, increased 6.76% and the Russell 2000(R) Value Index, rose 7.83%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund's underperformance versus the benchmark?

At mid-year, our results lagged the benchmark. Underperformance resulted primarily from earnings' disappointments either in actual reported or lower than expected guidance. As the economy has improved and valuations have become richer, the market is much less forgiving of companies that are not delivering results here and now. That being said, earnings misses due to near term inability to recapture spikes in raw material prices (as evidenced in steel, copper, gas, and numerous food commodities) are much more likely to be overcome than those driven by weaker-than-expected demand or an increasingly difficult competitive environment.

Which investment strategies enhanced the Fund's return? What were among the best performing sectors for the Fund?

Within the portfolio, three sectors stood out from a positive relative contribution perspective during the first half of the year: Other Energy, Producer Durables and Autos and Transportation.

Other Energy was the best-performing sector in both absolute and contribution terms during the first half of the year. Veritas, a provider of geophysical studies and exploration services to the petroleum industry, was the top performer. Veritas posted strong year-to-date figures, reflecting an upsurge in demand for their services. Consol Energy, a multi-fuel (coal and gas) energy producer, also posted strong results, reflecting solid performance by its core businesses.

Producer Durables was the second-best-performing sector in absolute terms. Performance was driven primarily by Pentair. Historically, Pentair has operated in three business segments: Tools, Water and Enclosures. The marketplace responded favorably to Pentair's announcement to divest itself from its lower-margin tool business to Black & Decker. Additionally, Pentair made an advantageous acquisition of a water technology company.

Stock selection was the primary driver of out-performance for our holdings in the Autos and Transportation sector. Landstar System, a transportation services company that provides truckload carrier services, inter-modal transportation services, and expedited air and truck services to shippers, reflected strong revenue growth driven by increasing demand for shipping services. (We have since exited the stock entirely due to valuation.) SCS Transportation, a provider of regional and interregional less-than-truckload and selected truckload service, reported an 89% first quarter year-over-year earnings increase citing an increase in operational efficiency, an enhancement in revenues, as well as an improving economy.

34  Semi-Annual Report                                            June 30, 2004

What were among the weakest performing sectors for the Fund?

During the first half of the year, three sectors stood out as detractors from performance: Health Care, Consumer Staples, and Technology.

Within the Healthcare sector, First Health Group, a provider of PPO services, clinical cost management, and fee schedule/cost management services, missed analysts' earnings expectations, citing increased competition among health plans trying to gain market share.

The lion's share of the shortfall in the Consumer Staples sector came from Interstate Bakeries. Interstate Bakeries is the largest wholesale baker and distributor of fresh baked bread and sweet goods in the U.S. Year to date, Interstate Bakeries has suffered amid the popularity of the current low-carbohydrate diet fads, coupled with rising prices in food commodities such as eggs.

Within the Technology sector, Overland Storage, a designer and manufacturer of magnetic tape data storage systems cut its revenue guidance during the first half of the year, pointing to lower-than-expected original equipment manufacturer revenue. This appears to be a function of supply chain management changes at its largest customer, Hewlett Packard, as opposed to weakening end market demand.

Are there any specific investments you would like to highlight?

Examples of some of the positions that were added to the Fund's portfolio of investments in recent months include the following:

.. Nautilus Group is a marketer, developer and manufacturer of branded health and fitness products sold under such names as Nautilus, Bowflex, TreadClimber, Schwinn, StairMaster and Trimline. We are enthusiastic with this "turnaround" story, as Nautilus introduces new products and redirects their marketing focus to the retail channel.

.. Spatialight develops, designs, manufactures and markets miniature high-resolution active matrix liquid crystal displays for computer, video and other applications. We expect Spatialight to greatly benefit from the migration to high-definition video equipment.

.. Restoration Hardware is a retailer of home furnishings, functional and decorative hardware and related merchandise. We are impressed with the vision new senior management brings to this company to increase sales and margins.

.. General Cable is engaged in the development, design, manufacturing, marketing and distribution of copper, aluminum and fiber-optic wire and cable products. This company is well poised to lead the way as the wire and cable industry recovers and construction and infrastructure spending and demand increases.

The following positions were eliminated during the second quarter as they achieved our price targets and we took profits re-deploying proceeds to more attractive opportunities:

.. Yellow Roadway, a provider of transportation services to the less-then-truckload market throughout North America.

.. Bank of Hawaii, a provider of a range of financial products and services in Hawaii and the Pacific Islands.

.. NCI Building Systems, a manufacturer and marketer of building and framing systems, self-storage buildings, overhead doors and other components for the residential, commercial, industrial and agricultural markets.

.. Landstar System, a transportation services company that provides truckload carrier services, inter-modal transportation services, and expedited air and truck services to shippers.

June 30, 2004                                           William Blair Funds  35

What is your current strategy? How is the Fund positioned?

Despite lagging the benchmark near-term, early returns from the earnings season subsequent to quarter end are running positive and we have taken multiple opportunities to re-deploy profits into more attractive expected returns both within and previously outside the portfolio.

A combination of inflationary pressure, uncertainty regarding the upcoming election, and a slow-down in mutual funds cash inflows continues to contribute to excessive market volatility. Market turmoil creates opportunity and we diligently work to uncover companies benefiting from short-term neglect or undervaluation.

We continue to emphasize companies with strong managements, solid financials, and competitive positions that should experience earnings growth in even modest economic expansion.

36  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Value Discovery Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------


                            Annual Total Return without the maximum sales load
                            ----------------------------------------------------

                             6/30/2004(a)    2003     2002   2001   2000 1999(a)(b)
                             ------------  -----  ------   -----  -----  ----------
Value Discovery Fund Class A         5.23% 39.12% (10.54)% 17.42% 19.09%       9.01%
Russell 2000(R) Index.......         6.76  47.25  (20.48)   2.49  (3.02)      21.26
Russell 2000(R) Value Index.         7.83  46.03  (11.43)  14.03  22.83       (1.49)

                            ----------------------------------------------------
                            Average Annual Total Return at 6/30/2004 reflecting the maximum sales load
                            ----------------------------------------------------

                                                 Since
                             1 Year  3 Year  Inception
                             ------  ------  ---------
Value Discovery Fund Class A  24.09%   7.54%     14.53%(c)
Value Discovery Fund Class B  25.67    7.99      14.81(c)
Value Discovery Fund Class C  29.66    8.84      14.97(d)

             ------------------------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from November 2, 1999
                               (Commencement of the Class) to December 31, 1999.
                            (c)For the period from November 2, 1999 to June 30,
                               2004.
                            (d)For the period from November 3, 1999
                               (Commencement of the Class) to June 30, 2004.


                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

                                 Value            Russell           Russell
                               Discovery          2000(R)           2000(R)
                             Fund Class A          Index             Value
11/99                            $9,400           $10,000           $10,000
12/99                            10,300            11,700            10,300
06/00                            11,500            12,100            10,900
12/00                            12,200            11,300            12,600
06/01                            14,300            12,100            14,200
12/01                            14,400            11,600            14,400
06/02                            16,100            11,100            15,400
12/02                            12,900             9,200            12,700
06/03                            14,300            10,900            14,800
12/03                            17,900            13,600            18,600
 6/04                            18,800            14,500            20,100


Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A, B and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Index is the Fund's primary benchmark. The Russell 2000(R) Index is unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index.

The Russell 2000(R) Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on June 30, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2004                                           William Blair Funds  37

--------------------------------------------------------------------------------
Value Discovery Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

----------------------------------------------- -------
Shares                                            Value
------- --------------------------------------- -------

Common Stocks
Financial Services--21.7%
114,100 Agree Realty Corporation............... $ 2,887
234,905 American Financial Realty Trust........   3,357
132,790 AmerUs Group, Class "A"................   5,498
 65,810 Astoria Financial Corporation..........   2,407
103,585 Brandywine Realty Trust................   2,816
 49,436 City Bank (Lynnwood, WA)...............   1,583
130,655 Donegal Group, Inc., Class "A".........   2,618
 86,085 First Financial Holdings, Inc..........   2,480
225,985 *Franklin Bank Corporation.............   3,575
583,750 *Meadowbrook Insurance Group, Inc......   3,094
232,610 National Financial Partners Corporation   8,204
130,020 Ryder System, Inc......................   5,210
329,220 *U.S.I. Holdings Corporation...........   5,202
309,080 *United Rentals, Inc...................   5,529
260,390 Winston Hotels, Inc....................   2,695
                                                -------
                                                 57,155
                                                -------
Consumer Discretionary--21.6%
208,910 *BJ's Wholesale Club, Inc..............   5,223
198,621 Cadmus Communications Corporation......   2,930
142,280 Christopher & Banks Corporation........   2,520
391,590 *Elizabeth Arden, Inc..................   8,239
 77,140 Ethan Allen Interiors Inc..............   2,770
126,340 *Heidrick & Struggles International....   3,750
343,335 *K2, Inc...............................   5,390
 50,855 Michaels Stores, Inc...................   2,797
144,195 Nautilus Group, Inc....................   2,813
211,100 *Navigant Consulting, Inc..............   4,526
310,515 *Prime Hospitality Corporation.........   3,298
404,605 *Restoration Hardware, Inc.............   2,958
 86,345 *Sharper Image Corporation.............   2,710
142,450 *Tech Data Corporation.................   5,574
178,800 *Whitehall Jewellers, Inc..............   1,337
                                                -------
                                                 56,835
                                                -------
Materials and Processing--14.0%
 91,865 Boise Cascade Corporation..............   3,458
196,645 Ferro Corporation......................   5,246
632,505 *GrafTech International Ltd............   6,616
138,475 *Jones Lang LaSalle, Inc...............   3,753
342,976 LSI Industries, Inc....................   3,944
557,280 Polyone Corporation....................   4,146
140,830 Spartech Corporation...................   3,653
214,430 Watsco, Inc............................   6,019
                                                -------
                                                 36,835
                                                -------
Technology--9.0%
193,902 Avnet, Inc.............................   4,402
553,490 *Borland Software Corporation..........   4,699
197,975 *Checkpoint Systems, Inc...............   3,550
258,200 *Overland Storage, Inc.................   3,431
167,410 *SPSS, Inc.............................   3,008
471,022 *Tier Technologies, Inc., Class "B"....   4,588
                                                -------
                                                 23,678
                                                -------
Other Energy--7.7%
167,156 Consol Energy, Inc.....................   6,018
192,250 *Forest Oil Corporation................   5,334

----------
* Non-income producing
** = Fair Valued pursuant to Valuation Procedures adopted by the Board of Trustees.
ADR= American Depository Receipt

           ----------------------------------------------- --------
           Shares or Principal Amount                          Value
           ----------------------------------------------- --------

           Common Stocks--(continued)
           468,530 *Newpark Resources, Inc................ $  2,905
           258,075 *Veritas DGC, Inc......................    5,974
                                                           --------
                                                             20,231
                                                           --------
           Health Care--7.2%
           206,275 *Albany Molecular Research.............    2,667
           184,210 Alpharma, Inc., Class "A"..............    3,773
           480,965 *Discovery Partners International, Inc.    2,453
           525,435 *Encore Medical Corporation............    3,310
           160,395 *First Health Group Corporation........    2,504
           240,570 *SOLA International, Inc...............    4,145
                                                           --------
                                                             18,852
                                                           --------
           Producer Durables--7.1%
           198,400 *Agco Corporation......................    4,042
           301,220 *Artesyn Technologies, Inc.............    2,711
           131,315 Belden, Inc............................    2,814
           488,700 General Cable Corporation..............    4,178
            92,885 Pentair, Inc...........................    3,125
            77,290 Robbins & Myers, Inc...................    1,735
                                                           --------
                                                             18,605
                                                           --------
           Consumer Staples--4.3%
           492,810 *Del Monte Foods Company...............    5,007
           316,725 *Interstate Bakeries Corporation.......    3,436
            75,815 *Robert Mondavi Corporation, Class "A".    2,807
                                                           --------
                                                             11,250
                                                           --------
           Utilities--3.0%
           194,620 Atmos Energy Corporation...............    4,980
           171,090 *IDT Corporation.......................    3,085
                                                           --------
                                                              8,065
                                                           --------
           Autos and Transportation--3.0%
           105,810 BorgWarner, Inc........................    4,631
           128,675 *SCS Transportation, Inc...............    3,396
                                                           --------
                                                              8,027
                                                           --------
           Consumer Cyclical--0.6%
           255,655 *Spatialight, Inc......................    1,547
                                                           --------
           Total Common Stock--99.2%
            (cost $203,695)...............................  261,080
                                                           --------
           Convertible Bonds
             2,157 Midwest Express Holdings,
                    6.750%, due 10/1/08**.................    1,799
                                                           --------
           Total Convertible Bonds--0.7%
            (Cost $2,157).................................    1,799
                                                           --------

           Investment in Affiliate
             2,172 William Blair Ready Reserves Fund......    2,172
                                                           --------
           Total Investment in Affiliate--0.8%
            (cost $2,172).................................    2,172
                                                           --------
           Total Investments--100.7%
            (cost $208,024)...............................  265,051
           Liabilities, plus cash and other assets--(0.7)%   (1,837)
                                                           --------
           Net assets--100.0%............................. $263,214
                                                           ========

                See accompanying Notes to Financial Statements.

38  Semi-Annual Report                                            June 30, 2004

[PHOTO]

KAPLAN

James S. Kaplan

[PHOTO]

Chris Vincent

Christopher T. Vincent

--------------------------------------------------------------------------------
INCOME FUND
--------------------------------------------------------------------------------

The Income Fund invests in intermediate-term income-producing debt securities.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Income Fund posted a -2.49% loss on a total return basis (Class A Shares reflecting the impact of the maximum sales load) for the 6 months ended June 30, 2004. By comparison, the Fund's benchmark, the Lehman Intermediate Government/Credit Bond Index, declined 0.11%, while the Fund's peer group, the Morningstar Short-Term Bond Category decreased 0.06%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund's underperformance versus the benchmark?

The Fund's slight underperformance versus its benchmark largely reflected the performance of its mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities performed relatively well during the first quarter, although prices of the mortgage-backed sector lagged equivalent duration Treasury prices in March, based on expectations prepayments would increase during the months ahead. One asset-backed security was unexpectedly downgraded by a rating agency during the first quarter, which acted as a slight drag on portfolio performance, and helped contribute to modest underperformance versus our benchmark during that period. The Fund gained ground during the second quarter, reflecting the yield advantage of corporate, mortgage and asset-backed securities versus U.S. Treasury securities.

The first quarter was marked by a significant drop in interest rates, which was sparked by the February U.S. employment report. The Labor Department reported in early March that the economy added 83,000 jobs in February, which was down sharply from January's gain and well below the type of growth experienced in the 1980's and 1990's. The meager gain in jobs coupled with the overall unemployment rate holding steady at 5.6% caused interest rates to decline sharply and bond prices rallied. For example, prices on 10-year U.S. Treasury notes gained by 4.6% during the first quarter.

Corporate bond spreads were relatively stable during the first quarter, after experiencing a major bull market in 2003. Corporate bonds considerably outperformed Treasury securities during most of last year, as the prices of these bonds rallied in response to signs that an economic rebound would improve the credit outlook for companies issuing bonds.

Interest rates were the biggest driver of Fund performance during the second quarter. Interest rates made a significant move higher during the quarter, only to recede slightly at the end of June. For example, the yield on 10-year U.S. Treasury Notes stood at 3.84% on March 31, rose to 4.87% by June 14, and eased back to 4.58% on June 30.

The rise in rates mirrored the signs of improved business confidence in the economy and its prospects. The Labor Department reported that employers added 208,000 jobs to non-farm payrolls in May, and that hiring in March and April was more robust than had previously been reported.

As mentioned, the positive yield advantage across all of the "spread" sectors contributed to the Fund's performance. This positive differential was especially noticeable in the mortgage- and asset-backed sectors of the fixed-income markets, which benefited from a decline in prepayments.

June 30, 2004                                           William Blair Funds  39

Late in the second quarter geopolitical events had a positive impact on the markets, as the U.S. transfer of sovereignty to an interim Iraqi government ahead of the June 30/th/ deadline calmed those investors who were anxious about the potential for problems.

Which investment strategies enhanced the Fund's return?
Were there any investment strategies that produced the best results?

Our investment strategy through the first half of the year has been to exploit the yield advantage of corporate, mortgage and asset-backed securities versus U.S. Treasury securities. These securities have generated higher yields and exhibited relatively stable returns for the quarter.

Corporate bond spreads have been underpinned by a lack of supply and a dearth of new issuance. In addition, as corporations have benefited from productivity gains, credit quality has improved. As a result of the improved credit quality, there have been fewer downgrades of corporate issues and an increased number of upgrades, when compared to the environment a several years ago.

The market has gone from a period where corporate bonds were too cheap--reflecting a lack of demand in the aftermath of a period of corporate scandals--to a period during the first quarter of this year marked by fair value and renewed investor confidence, and finally to an environment in the second quarter which there has been less discrimination in terms of bond valuations.

What were among the weakest performing sectors for the Fund?

There really was not any sector that stood out in terms of weaker-than expected performance during the first half of the year. As we mentioned, one asset-backed security was unexpectedly downgraded by a rating agency during the first quarter, which acted as a slight drag on portfolio performance. That security was subsequently sold out of the Fund's portfolio of investments.

What is your current strategy? How is the Fund positioned?

We remain on the "defensive side" with respect to interest rates. The fixed-income markets are currently "discounting,"--that is, expecting--the possibility that the Federal Reserve Board will nudge interest rates higher, in a series of three-to-four 0.25% rate hikes over the balance of 2004.

We believe corporate bond spreads should remain supported by improving credit fundamental considerations and by the favorable supply/demand characteristics we mentioned earlier. It is worth noting that the fixed income markets--and the corporate bond market in particular--have yet to experience any "crowding out" from any increased borrowing demands on the part of the U.S. Government to finance the budget deficit.

We expect rates to move higher in an orderly manner, and have confidence owning "callable" mortgage-backed and asset-backed securities. We believe a great deal of "call risk' has left the market. The refinancing boom is largely over, and the outlook for prepayments has significantly improved from earlier this year as well as one year ago.

We intend to maintain our commitment to our current strategy within the Corporate, Asset-backed and Mortgage-backed markets, deploying new money as it becomes available within each sector. Consequently, the Fund will remain overweight in favor of corporate bonds as well as mortgage-backed and asset-backed issues, and underweight in Treasury and Agency securities. We still see value in a variety of sectors and asset classes, and believe we can add significant value as managers in our ability to reinvest principal and interest in sectors, such as asset-backed securities, that will provide the Fund's portfolio with meaningful differentiation in yield when compared to U.S. Treasury securities.

40  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

                            Annual Total Return without the maximum sales load
                            ----------------------------------------------------

                              6/30/2004(a)    2003  2002  2001   2000 1999(a)(b)
                              ------------   ----  ----  ----  -----  ----------
Income Fund Class A..........        (0.50)% 3.56% 7.86% 7.26% 10.20%       0.63%
Lehman Intermediate
 Government/Credit Bond Index        (0.11)  4.31  9.84  8.96  10.12        0.39

                            --------------------------------------
                            Average Annual Total Return at 6/30/2004 reflecting
the maximum sales load
                            --------------------------------------

                                                        Since
                                    1 Year  3 Year  Inception
                                   ------   ------  ---------
               Income Fund Class A  (1.89)%   4.10%      5.69%(c)
               Income Fund Class B  (2.56)    3.22       4.84(d)
               Income Fund Class C  (1.48)    4.10       5.12(e)

                            --------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from October 25, 1999
                               (Commencement of the Class) to December 31, 1999.
                            (c)For the period from October 25, 1999 to June 30,
                               2004.
                            (d)For the period from November 2, 1999
                               (Commencement of the Class) to June 30, 2004.
                            (e)For the period from November 3, 1999
                               (Commencement of the Class) to June 30, 2004.


                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

              Income Fund     Lehman Intermediate
                Class A         Gov/Credit Index
10/99            $9,800             $10,000
12/99             9,900              10,100
06/00            10,200              10,400
12/00            10,900              11,100
06/01            11,200              11,500
12/01            11,600              12,100
06/02            12,000              12,500
12/02            12,600              13,300
06/03            12,900              13,800
12/03            13,000              13,800
 6/04            12,900              13,800


Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class A, B and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund's investments on June 30, 2004. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2004                                           William Blair Funds  41

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all amounts in thousands) (unaudited)

------------------------------------------------------- ------
Principal Amount                                         Value
------------------------------------------------------- ------

U.S. Government and U.S. Government Agency--7.4%
U.S. Treasury--5.1%
$ 3,000 U.S. Treasury Note, 6.000%, due 8/15/09........ $3,297
  8,000 U.S. Treasury Note, 6.500%, due 2/15/10........  9,014
  1,500                                                  1,434
------- U.S. Treasury Note, 3.875%, due 2/15/13........ ------
 12,500                                                 13,745
------- Total U.S. Treasury Obligations................ ------

Government National Mortgage Association (GNMA)--
 2.2%
  3,543 #616250, 6.000%, due 2/15/24...................  3,654
  2,250                                                  2,331
------- #2002-48, Tranche 0B, 6.000%, due 5/16/30...... ------
  5,793                                                  5,985
------- Total Government National Mortgage Association. ------

Small Business Administration--0.1%
     -- Receipt for Multiple Originator Fees, #3,
         0.814%, due 11/01/08 (Interest Only) WAC......     64
    149                                                    157
------- Loan #100023, 9.375%, due 11/25/14............. ------
    149                                                    221
------- Total Small Business Administration Obligations ------

Federal Home Loan Mortgage Corp. (FHLMC)--18.9%
  1,084 #G10067, 7.000%, due 1/1/08....................  1,131
    354 #G10147, 8.500%, due 2/1/08....................    371
  2,200 #1601, Tranche PJ, 6.000%, due 10/15/08, VRN...  2,275
  1,561 #1612, Tranche SE, 8.100%, due 11/15/08, VRN...  1,639
  1,444 #E80050, 6.000%, due 10/1/09...................  1,513
  1,011 #G90028, 7.000%, due 5/15/09...................  1,072
  1,185 #G90019, 7.500%, due 12/17/09..................  1,260
  5,500 7.000%, due 3/15/10............................  6,196
    901 #E65418, 7.000%, due 8/1/10....................    940
  1,003 #G10457, 7.000%, due 2/1/11....................  1,065
    924 #E00436, 7.000%, due 6/1/11....................    981
  2,396 #E90630, 6.000%, due 7/1/12....................  2,507
    587 #G10708, 6.500%, due 8/1/12....................    622
  1,539 #E91999, 5.000%, due 10/1/12...................  1,568
    372 #G11218, 7.000%, due 10/1/12...................    395
  2,537 #E96147, 5.000%, due 5/1/13....................  2,581
  1,915 #E95846, 4.500%, due 5/1/13....................  1,917
  2,287 #G10839, 5.500%, due 10/1/13...................  2,352
  2,310 #E72924, 7.000%, due 10/1/13...................  2,451
  2,795 #E00639, 5.000%, due 3/1/14....................  2,824
    438 #E81908, 8.500%, due 12/1/15...................    469
  1,707 #G90022, 8.000%, due 9/17/16...................  1,791
  2,379 #G11486, 7.500%, due 4/1/17....................  2,535
  2,649 #E90398, 7.000%, due 5/1/17....................  2,811
    914 #M30028, 5.500%, due 5/1/17....................    947
  1,912 #G11549, 7.000%, due 7/1/17....................  2,029
  2,821 #G90027, 6.000%, due 11/15/17..................  2,938
    531 #C67537, 9.500%, due 8/1/21....................    594
    870                                                    878
------- #G21, Tranche J, 6.250%, due 8/25/22........... ------
 48,126                                                 50,652
------- Total FHLMC Mortgage Obligations............... ------

------- --------------------------------------------- ------
Principal Amount                                       Value
----------------------------------------------------- ------

Federal National Mortgage Association (FNMA)--19.3%
$ 1,347 #545560, 8.000%, due 5/1/07.................. $1,416
  1,163 #93-196, Tranche SA, 18.723%, due 10/25/08,
         VRN.........................................  1,363
    520 #1993-221, Tranche SG, 12.992%, due 12/25/08,
         VRN.........................................    556
    818 #765396, 5.500%, due 1/1/09..................    845
  1,633 #731691, 7.000%, due 9/1/09..................  1,731
  1,142 #695512, 8.000%, due 9/1/10..................  1,217
  2,273 #725479, 8.500%, due 10/1/10.................  2,443
  3,393 #255056, 5.000%, due 11/1/10.................  3,440
  6,600 6.250%, due 2/1/11...........................  7,086
  1,181 #313816, 6.000%, due 4/1/11..................  1,235
    553 #577393, 10.000%, due 6/1/11.................    610
  1,499 #577395, 10.000%, due 8/1/11.................  1,661
  3,102 # 254705, 5.500%, due 3/1/13.................  3,218
  1,260 #254788, 6.500%, due 4/1/13..................  1,334
  1,724 #725315, 8.000%, due 5/1/13..................  1,843
    692 #593561, 9.500%, due 8/1/14..................    776
  3,052 #567027, 7.000%, due 9/1/14..................  3,243
  3,529 #567026, 6.500%, due 10/1/14.................  3,736
  1,144 #458124, 7.000%, due 12/15/14................  1,199
  1,443 #598453, 7.000%, due 6/1/15..................  1,532
  1,225 #555747, 8.000%, due 5/1/16..................  1,310
    698 #643217 , 6.500%, due 6/1/17.................    737
  1,773 #682075, 5.500%, due 11/1/17.................  1,819
  3,943 #662925, 6.000%, due 12/1/17.................  4,130
    371 #1996-14, Tranche B, 3.801%, due 4/25/23.....    371
     11 #1993-19, Tranche SH, 11.233%, due 4/25/23,
         VRN.........................................     14
  1,711 #254797, 5.000%, due 6/1/23..................  1,691
  1,050                                                1,100
------- #733897, 6.500%, due 12/1/32................. ------
 48,850                                               51,656
------- Total FNMA Mortgage Obligations.............. ------

                See accompanying Notes to Financial Statements.

42  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

                                                NRSRO
Principal                                      Rating
Amount                                    (unaudited)    Value
--------- ------------------------------- ----------- --------

Collateralized Mortgage Obligations--22.2%
 $ 2,500  Security National Mortgage Loan
           Trust, 2002-2, Tranche M2,
           6.460%, due 8/25/08...........      A+     $  2,511
     614  GRP 2004-1 3.960%, due
           3/25/09.......................       A          613
   5,125  Condor Auto, 2003-A, Tranche B,
           7.000%, due 12/15/09..........      A3        5,228
   2,040  Countrywide Alternative Loan
           Trust, 2003-11T1, Tranche M,
           4.750% due 7/25/18............      AA        1,968
   1,818  Cityscape Home Equity Loan
           Trust, 1997-4, Tranche M2,
           7.710%, due 10/25/18..........       A        1,816
   1,900  ABFS, 2002-2, Tranche A6,
           5.850%, due 3/15/19...........     AAA        1,976
   2,960  Security National Mortgage
           Loan Trust, 2001-2A,
           Tranche B, 8.100%, due
           10/25/20......................     BBB        2,978
   3,172  Countrywide, 2001-HLV1,
           Tranche B1, 9.385%,
           due 5/10/22...................     BBB        3,275
     244  First Plus, 1998-3, Tranche A7,
           6.950%, due 10/10/22..........     AAA          244
   1,216  First Plus, 1997-4, Tranche M2,
           7.330%, due 9/11/23...........       A        1,215
     973  First Plus, 1997-4, Tranche A8,
           7.310%, due 9/11/23...........     AAA          972
     712  First Plus, 1998-2, Tranche M2,
           7.510%, due 5/10/24...........      A2          711
     208  First Plus, 1998-3, Tranche M2,
           7.420%, due 5/10/24...........      A2          209
   2,144  Security National Mortgage Loan
           Trust, 2000-2, Tranche B,
           9.510%, due 9/25/24...........      A2        2,238
     630  Security National Mortgage
           Loan Trust, 2001-2A,
           Tranche M, 8.100%, due
           11/25/24......................       A          643
   1,577  CIT Group Home Equity Loan
           Trust, 98-1 M2, 6.720%, due
           9/15/27.......................      A2        1,616
   3,035  GMAC Mortgage Corporation
           Loan Trust, 2000-CL1,
           Tranche M, 8.720%, due
           6/25/26.......................     AA+        3,109
   4,425  Green Tree Home Improvement
           Loan Trust, 1998-E,
           Tranche HEM2, 7.270%, due
           6/15/28.......................      A+        4,499
   2,313  Delta Funding Home Equity Loan
           Trust, 2000-2, Tranche A6F,
           7.970%, due 8/15/30...........     AAA        2,264
   2,700  Bear Stearns ABS, 2001-A,
           Tranche M1 7.540%, due
           2/15/31.......................       A        2,860
   2,000  Countrywide, 2000-2,
           Tranche MF2, 9.000%, due
           6/25/31.......................       A        2,054
     590  Countrywide, 2001-1,
           Tranche MF2, 7.511%, due
           7/25/31.......................     AA-          608

                                                 NRSRO
Principal                                       Rating
Amount                                     (unaudited)    Value
--------- -------------------------------- ----------- --------

Collateralized Mortgage Obligations--(continued)
 $ 2,222  IMSA, 2001-5, Tranche M1
           7.250%, due 8/25/31............      AA     $  2,297
   4,635  Origin, 2001-A, Tranche A5,
           7.080%, due 3/15/32............     Aaa        4,738
   1,600  Security National Mortgage
           Loan Trust, 2004-1A,
           Tranche M2, 6.750%, due
           06/25/32.......................       A        1,590
   1,164  Structured Assets Security
           Corporation, 2002-17,
           Tranche B3, 6.077%, due
           9/25/32........................     BBB        1,135
     943  GRP Real Estate Asset Trust,
           2003-1, Tranche A, 5.970%,
           due 11/25/32...................       A          942
   2,934  LSSCO, 2004-2, Tranche M1,
           5.177%, due 2/28/33............      AA        2,964
     324  ABFS, 2002-2, Tranche A-7,
           5.125%, 6/15/33................     AAA          332
   1,500  ABFS, 2002-3, Tranche MI,                       1,530
 -------   5.402%, 9/15/33................      AA     --------
  58,218  Total Collateralized Mortgage                  59,135
 -------   Obligations....................             --------

Corporate Obligations--30.3%
   3,499  Block Financial Corporation,
           8.500%, due 4/15/07............       A        3,927
   2,000  Mellon Bank NA, 7.375%, due
           5/15/07........................      A+        2,195
   1,336  Ford Motor Credit, 7.200%, due
           6/15/07........................     BBB        1,421
   2,775  Applied Materials, Inc., 6.750%,
           due 10/15/07...................      A-        3,039
   1,000  Amgen Inc., 6.500%, due
           12/01/07.......................      A+        1,090
   2,550  DaimlerChrysler, NA Holdings,
           4.750%, due 1/15/08............      A3        2,571
   2,200  Lehman Brothers Holdings
           4.000%, due 1/22/08............      A+        2,196
   1,650  Target Corporation,
           3.375%, due 3/1/08.............      A+        1,623
   2,350  Wells Fargo Company,
           3.500%, due 4/4/08.............      AA        2,316
   2,225  Cardinal Health, Inc.,
           6.250%, due 7/15/08............       A        2,384
   2,425  CIT Group Inc.,
           3.375%, due 4/1/09.............       A        2,303
   3,475  ConocoPhillips, Inc.,
           8.750%, due 5/25/10............      A-        4,200
   2,300  Household Finance Corporation,
           8.000%, due 7/15/10............       A        2,669
   2,399  Boeing Capital Corporation,
           7.375%, due 9/27/10............      A+        2,713
   2,500  Citigroup, Inc.,
           7.250%, due 10/1/10............      A+        2,816
   2,125  Comcast Cable Communications
           Corp., 6.750%, due
           1/30/11........................     BBB        2,293
   2,600  Sprint Capital Corp., 7.625%,
           due 1/30/11....................     BBB        2,874

                See accompanying Notes to Financial Statements.

June 30, 2004                                           William Blair Funds  43

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2004 (all dollar amounts in thousands) (unaudited)

                                             NRSRO
Principal                                   Rating
Amount                                 (unaudited)    Value
--------- ---------------------------- ----------- --------

Corporate Obligations--(continued)
$  2,600  Countrywide Financial Corp.,
           4.000%, due 3/22/11........       A     $  2,425
   1,900  Time Warner, 6.750%, due
           4/15/11....................    BBB+        2,046
   3,200  Morgan Stanley, 6.750%, due
           4/15/11....................      A+        3,507
   3,000  General Motors Acceptance
           Corporation, 6.875%, due
           9/15/11....................    BBB+        3,076
   1,500  Ford Motor Credit Co., Inc.
           7.250%, due 10/25/11.......    BBB+        1,566
   2,850  National Rural Utility
           Cooperative, 7.250%, due
           3/1/12.....................       A        3,236
   2,500  Weyerhaeuser Company,
           6.750%, due 3/15/12........     BBB        2,707
   2,500  GE Capital Corporation,
           6.000%, due 6/15/12........     AAA        2,638
   2,000  SLM Corporation, 5.125%, due
           8/27/12....................      A+        1,976
   2,550  Verizon Global Funding
           Corporation, 7.375%, due
           9/1/12.....................      A+        2,868

----------
WAC = Weighted Average Coupon
VRN = Variable Rate Note
NRSRO = Nationally Recognized Statistical Rating Organization, such as S&P, Moody's or Fitch
The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

                                              NRSRO
Principal                                    Rating
Amount                                  (unaudited)    Value
--------- ----------------------------- ----------- --------

Corporate Obligations--(continued)
$  2,360  Cox Communications Inc.,
           7.125%, due 10/1/12.........     BBB     $  2,586
   3,200  IBM Corporation, 4.750%, due
           11/29/12....................      A+        3,131
   2,400  Kroger Company, 5.500%, due
           2/1/13......................     BBB        2,393
   1,900  Ohio Power Company, 5.500%,
           due 2/15/13.................      A3        1,914
   2,000  TXU Energy Company, 7.00%,                   2,178
--------   due 3/15/13.................     BBB     --------
  75,869                                              80,877
--------  Total Corporate Obligations..             --------
 249,505  Total Long Term Investments--98.1%        $262,271
--------     (Cost $261,797)....................... --------

Short-Term Investments--0.9%
   2,345  American Express Corporation,                2,345
--------   VRN 1.170%, due 7/1/04......      A+     --------
   2,345  Total Short-Term Investments                 2,345
--------     (Cost $2,345).............             --------
$251,850  Total Investments--99.0%
========     (Cost $264,142)...........              264,616
          Cash and other assets,
           less liabilities--1.0%......                2,682
                                                    --------
          Net Assets--100.0%...........             $267,298
                                                    ========

                See accompanying Notes to Financial Statements.

44  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

June 30, 2004 (all amounts in thousands) (unaudited)

                                                                                          Tax-                       Small-
                                                                                       Managed Large Cap Small Cap  Mid Cap
                                                                                        Growth    Growth    Growth   Growth
                                                                         Growth Fund      Fund      Fund      Fund     Fund
-                                                                        -----------  -------  --------- --------- -------
Assets
Investments in securities, at cost......................................    $217,557  $ 4,545   $ 5,382  $528,779  $12,895
Investments in Affiliated Fund, at cost.................................       3,273        2       107    14,797      761
                                                                            --------  -------   -------  --------  -------

Investments in securities, at value.....................................    $271,021  $ 5,822   $ 6,161  $632,605  $13,568
Investments in Affiliated Fund, at value................................       3,273        2       107    14,797      761
Cash....................................................................          --       --        --        86       --
Receivable for fund shares sold.........................................         459       --        --       327      148
Receivable for investment securities sold...............................          --       --        --     7,096       --
Receivable from Advisor.................................................          --        2         8        --       33
Dividend and interest receivable........................................         248        4         6        91        5
                                                                            --------  -------   -------  --------  -------
       Total assets.....................................................     275,001    5,830     6,282   655,002   14,515
Liabilities
Payable for investment securities purchased.............................          --       94        --     1,998       37
Payable for fund shares redeemed........................................          94       --        --       673       --
Management fee payable..................................................         184        4         4       530       11
Distribution and shareholder services fee payable.......................           9       --        --       177        1
Other accrued expenses..................................................         101       12        10       121       30
                                                                            --------  -------   -------  --------  -------
       Total liabilities................................................         388      110        14     3,499       79
                                                                            --------  -------   -------  --------  -------
        Net Assets......................................................    $274,613  $ 5,720   $ 6,268  $651,503  $14,436
                                                                            ========  =======   =======  ========  =======
Capital
Composition of Net Assets
  Par value of shares of beneficial interest............................    $     27  $     1   $     1  $     27  $     1
  Capital paid in excess of par value...................................     244,507    6,557    11,007   509,436   13,770
  Accumulated net investment income (loss)..............................        (454)     (25)      (11)   (3,676)     (50)
  Accumulated realized gain (loss)......................................     (22,931)  (2,090)   (5,508)   41,890       42
  Net unrealized appreciation (depreciation) of investments and foreign
   currencies...........................................................      53,464    1,277       779   103,826      673
                                                                            --------  -------   -------  --------  -------
        Net Assets......................................................    $274,613  $ 5,720   $ 6,268  $651,503  $14,436
                                                                            ========  =======   =======  ========  =======

Class A Shares
  Net Assets............................................................    $      2  $     2   $     1  $      5  $     2
  Shares Outstanding....................................................         200      200       200       200      200
  Maximum offering price reflecting 5.75% sales load....................    $  10.57  $  9.01   $  6.23  $  25.80  $ 11.28
  Net Asset Value Per Share.............................................    $   9.96  $  8.49   $  5.87  $  24.32  $ 10.63
Class B Shares
  Net Assets............................................................    $      2  $     2   $     1  $      5  $     2
  Shares Outstanding....................................................         200      200       200       200      200
  Net Asset Value Per Share.............................................    $   9.56  $  8.20   $  5.66  $  23.47  $ 10.59
Class C Shares
  Net Assets............................................................    $      2  $     2   $     1  $      5  $     2
  Shares Outstanding....................................................         200      200       200       200      200
  Net Asset Value Per Share.............................................    $   9.55  $  8.20   $  5.65  $  23.48  $ 10.59

                See accompanying Notes to Financial Statements.

June 30, 2004                                           William Blair Funds  45

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

for the Period Ended June 30, 2004 (all dollar amounts in thousands) (unaudited)

                                                                                                                Small-Mid
                                                                                                                      Cap
                                                                            Tax-Managed   Large Cap   Small Cap    Growth
                                                                Growth Fund Growth Fund Growth Fund Growth Fund      Fund
-                                                               ----------- ----------- ----------- ----------- ---------
Investment income
  Dividends....................................................   $   905      $  17       $  24      $   594     $ 14
  Less foreign tax withheld....................................       (31)        --          --           --       --
  Interest.....................................................         6         --          --           --       --
                                                                  -------      -----       -----      -------     ----
    Total income...............................................       880         17          24          594       14
Expenses
  Investment advisory fees.....................................     1,025         25          24        3,182       45
  Distribution fees............................................        52         --          --          462        4
  Shareholder services fees....................................        --         --          --           --       --
  Custodian fees...............................................        31          8           7           68       16
  Transfer agent fees..........................................       110          4           5          172       15
  Professional fees............................................        18          8           7           22       15
  Registration fees............................................        16         15          15           58       11
  Other expenses...............................................        82          2           4          142       26
                                                                  -------      -----       -----      -------     ----
    Total expenses before waiver...............................     1,334         62          62        4,106      132
    Plus expenses recovered by the advisor.....................        --         --          --          164
    Less expenses waived or absorbed by the Advisor............        --        (20)        (27)          --      (68)
                                                                  -------      -----       -----      -------     ----
    Net expenses...............................................     1,334         42          35        4,270       64
                                                                  -------      -----       -----      -------     ----
    Net investment income (loss)...............................      (454)       (25)        (11)      (3,676)     (50)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
    Net realized gain (loss) on investments....................     8,810        256         137       39,748       42
                                                                  -------      -----       -----      -------     ----
Change in net unrealized appreciation (depreciation) on
 investments and other assets and liabilities..................    (8,134)      (171)       (181)      26,349      694
                                                                  -------      -----       -----      -------     ----
Net increase (decrease) in net assets resulting from operations   $   222      $  60       $ (55)     $62,421     $686
                                                                  =======      =====       =====      =======     ====

                See accompanying Notes to Financial Statements.

46  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

for the Period Ended June 30, 2004 and the Year Ended December 31, 2003 (all amounts in thousands) (unaudited)

                                                                                                              Tax-
                                                                                                           Managed
                                                                                           Growth           Growth
                                                                                             Fund             Fund
-                                                                             ------------------  ---------------  -------
                                                                                   2004      2003     2004    2003    2004
-                                                                             --------  --------  -------  ------  ------
Operations
  Net investment income (loss)............................................... $   (454) $ (1,214) $   (25) $  (40) $  (11)
  Net realized gain (loss) on investments, foreign currency transactions and
   other assets and liabilities..............................................    8,810       758      256    (483)    137
  Change in net unrealized appreciation (depreciation) on investments,
   foreign currency transactions and other assets and liabilities............   (8,134)   58,056     (171)  1,777    (181)
                                                                              --------  --------  -------  ------  ------
  Net increase (decrease) in net assets resulting from operations............      222    57,600       60   1,254     (55)
Distributions to shareholders from
  Net investment income......................................................       --        --       --      --      --
  Net realized gain..........................................................       --        --       --      --      --
                                                                              --------  --------  -------  ------  ------
                                                                                    --        --       --      --      --
Capital stock transactions
  Net proceeds from sale of shares...........................................   18,236    29,113      131   1,159   1,268
  Shares issued in reinvestment of income dividends and capital gain
   distributions.............................................................       --        --       --      --      --
  Less cost of shares redeemed...............................................  (25,499)  (60,684)  (1,342)   (845)   (464)
                                                                              --------  --------  -------  ------  ------
  Net increase (decrease) in net assets resulting from capital share
   transactions..............................................................   (7,263)  (31,571)  (1,211)    314     804
                                                                              --------  --------  -------  ------  ------
  Increase (decrease) in net assets..........................................   (7,041)   26,029   (1,151)  1,568     749
Net assets
  Beginning of period........................................................  281,654   255,625    6,871   5,303   5,519
                                                                              --------  --------  -------  ------  ------
  End of period.............................................................. $274,613  $281,654  $ 5,720  $6,871  $6,268
                                                                              ========  ========  =======  ======  ======
Undistributed net investment income (loss) at the end of the period.......... $   (454) $     --  $   (25) $   --  $  (11)
                                                                              ========  ========  =======  ======  ======

                                                                              Large Cap          Small Cap    Small-Mid Cap
                                                                                 Growth             Growth           Growth
                                                                                   Fund               Fund             Fund
-                                                                             -------- ------------------  ---------------
                                                                                  2003      2004      2003     2004 2003(a)
-                                                                             -------  --------  --------  -------  -------
Operations
  Net investment income (loss)............................................... $   (26) $ (3,676) $ (2,137) $   (50) $   --
  Net realized gain (loss) on investments, foreign currency transactions and
   other assets and liabilities..............................................    (553)   39,748    20,759       42      --
  Change in net unrealized appreciation (depreciation) on investments,
   foreign currency transactions and other assets and liabilities............   1,644    26,349    75,261      694     (21)
                                                                              -------  --------  --------  -------  ------
  Net increase (decrease) in net assets resulting from operations............   1,065    62,421    93,883      686     (21)
Distributions to shareholders from
  Net investment income......................................................      --        --        --       --      --
  Net realized gain..........................................................      --        --    (7,443)      --      --
                                                                              -------  --------  --------  -------  ------
                                                                                   --        --    (7,443)      --      --
Capital stock transactions
  Net proceeds from sale of shares...........................................   1,147   140,340   400,134   10,165   3,694
  Shares issued in reinvestment of income dividends and capital gain
   distributions.............................................................      --        --     7,200       --      --
  Less cost of shares redeemed...............................................  (2,162)  (70,082)  (53,530)     (88)     --
                                                                              -------  --------  --------  -------  ------
  Net increase (decrease) in net assets resulting from capital share
   transactions..............................................................  (1,015)   70,258   353,804   10,077   3,694
                                                                              -------  --------  --------  -------  ------
  Increase (decrease) in net assets..........................................      50   132,679   440,243   10,763   3,673
Net assets
  Beginning of period........................................................   5,469   518,824    78,581    3,673      --
                                                                              -------  --------  --------  -------  ------
  End of period.............................................................. $ 5,519  $651,503  $518,824  $14,436  $3,673
                                                                              =======  ========  ========  =======  ======
Undistributed net investment income (loss) at the end of the period.......... $    --  $ (3,676) $     --  $   (50) $   --
                                                                              =======  ========  ========  =======  ======

----------
(a)For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003.

                See accompanying Notes to Financial Statements.


June 30, 2004                                           William Blair Funds  47

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

June 30, 2004 (all dollar amounts in thousands) (unaudited)

                                                                                    International International     Value
                                                                                           Growth        Equity Discovery
                                                                                             Fund          Fund      Fund
-                                                                                   ------------- ------------- ---------
Assets
Investments in securities, at cost.................................................  $2,061,736      $2,957     $205,852
Investments in Affiliated Fund, at cost............................................      23,483         336        2,172
                                                                                     ----------      ------     --------

Investments in securities, at value................................................  $2,486,303      $3,139     $262,879
Investments in Affiliated Fund, at value...........................................      23,483         336        2,172
Cash...............................................................................          --          --           --
Foreign currency, at value (cost $714 )............................................         697          --           --
Receivable for fund shares sold....................................................      14,034          --           20
Receivable for investment securities sold..........................................      40,933          --        2,773
Receivable from Advisor............................................................          --          11           23
Dividend and interest receivable...................................................       2,388           1          194
                                                                                     ----------      ------     --------
       Total assets................................................................   2,567,838       3,487      268,061
Liabilities
Payable for investment securities purchased........................................      27,349          --        4,403
Payable for fund shares redeemed...................................................       1,309          --           67
Management fee payable.............................................................       2,054           3          234
Distribution and shareholder services fee payable..................................         357          --           34
Dividend payable...................................................................          --          --           --
Other accrued expenses.............................................................         451          10          109
                                                                                     ----------      ------     --------
       Total liabilities...........................................................      31,520          13        4,847
                                                                                     ----------      ------     --------
        Net Assets.................................................................  $2,536,318      $3,474     $263,214
                                                                                     ==========      ======     ========
Capital
Composition of Net Assets
  Par value of shares of beneficial interest.......................................  $      132      $   --     $     11
  Capital paid in excess of par value..............................................   2,170,553       3,299      185,109
  Accumulated net investment income (loss).........................................        (244)         (1)         149
  Accumulated realized gain (loss).................................................     (58,675)         (6)      20,918
  Net unrealized appreciation (depreciation) of investments and foreign currencies.     424,552         182       57,027
                                                                                     ----------      ------     --------
        Net Assets.................................................................  $2,536,318      $3,474     $263,214
                                                                                     ==========      ======     ========

Class A Shares
  Net Assets.......................................................................  $        4      $    2     $      5
  Shares Outstanding...............................................................         200         200          200
  Maximum offering price reflecting 5.75% sales load for equity funds, and 2% for
   Income Fund.....................................................................  $    20.36      $11.19     $  24.14
  Net Asset Value Per Share........................................................  $    19.19      $10.55     $  22.75
Class B Shares
  Net Assets.......................................................................  $        3      $    2     $      5
  Shares Outstanding...............................................................         200         200          200
  Net Asset Value Per Share........................................................  $    18.29      $10.55     $  23.26
Class C Shares
  Net Assets.......................................................................  $        3      $    2            5
  Shares Outstanding...............................................................         200         200          200
  Net Asset Value Per Share........................................................  $    18.29      $10.55     $  23.27

                                                                                       Income
                                                                                         Fund
-                                                                                   --------
Assets
Investments in securities, at cost................................................. $264,142
Investments in Affiliated Fund, at cost............................................       --
                                                                                    --------

Investments in securities, at value................................................ $264,616
Investments in Affiliated Fund, at value...........................................       --
Cash...............................................................................       81
Foreign currency, at value (cost $714 )............................................       --
Receivable for fund shares sold....................................................      203
Receivable for investment securities sold..........................................       --
Receivable from Advisor............................................................       --
Dividend and interest receivable...................................................    2,630
                                                                                    --------
       Total assets................................................................  267,530
Liabilities
Payable for investment securities purchased........................................       --
Payable for fund shares redeemed...................................................       66
Management fee payable.............................................................      112
Distribution and shareholder services fee payable..................................        7
Dividend payable...................................................................       --
Other accrued expenses.............................................................       47
                                                                                    --------
       Total liabilities...........................................................      232
                                                                                    --------
        Net Assets................................................................. $267,298
                                                                                    ========
Capital
Composition of Net Assets
  Par value of shares of beneficial interest....................................... $     27
  Capital paid in excess of par value..............................................  280,237
  Accumulated net investment income (loss).........................................     (538)
  Accumulated realized gain (loss).................................................  (12,902)
  Net unrealized appreciation (depreciation) of investments and foreign currencies.      474
                                                                                    --------
        Net Assets................................................................. $267,298
                                                                                    ========

Class A Shares
  Net Assets....................................................................... $      1
  Shares Outstanding...............................................................      200
  Maximum offering price reflecting 5.75% sales load for equity funds, and 2% for
   Income Fund..................................................................... $   6.18
  Net Asset Value Per Share........................................................ $   6.06
Class B Shares
  Net Assets....................................................................... $      2
  Shares Outstanding...............................................................      200
  Net Asset Value Per Share........................................................ $  10.00
Class C Shares
  Net Assets....................................................................... $      2
  Shares Outstanding...............................................................      200
  Net Asset Value Per Share........................................................ $  10.15

                See accompanying Notes to Financial Statements.

48  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

for the Period Ended June 30, 2004 (all dollar amounts in thousands) (unaudited)

                                                                                      International International     Value
                                                                                             Growth        Equity Discovery
                                                                                               Fund          Fund      Fund
-                                                                                     ------------- ------------- ---------
Investment income
  Dividends..........................................................................   $ 20,796        $  2       $ 1,643
  Less foreign tax withheld..........................................................     (2,204)         --            --
  Interest...........................................................................        192           1            73
                                                                                        --------        ----       -------
    Total income.....................................................................     18,784           3         1,716
Expenses
  Investment advisory fees...........................................................     11,347           3         1,410
  Distribution fees..................................................................      2,054          --            37
  Shareholder services fees..........................................................         --          --            --
  Custodian fees.....................................................................      1,045           4            42
  Transfer agent fees................................................................        865           1            66
  Professional fees..................................................................         65           2            16
  Registration fees..................................................................         87           4            10
  Other expenses.....................................................................        519           1             9
                                                                                        --------        ----       -------
    Total expenses before waiver.....................................................     15,982          15         1,590
    Less expenses repaid to (waived and absorbed by) the Advisor.....................         --         (11)          (23)
                                                                                        --------        ----       -------
    Net expenses.....................................................................     15,982           4         1,567
                                                                                        --------        ----       -------
    Net investment income (loss).....................................................      2,802          (1)          149
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
    Net realized gain (loss) on investments..........................................     76,358          (2)       16,473
    Net realized gain (loss) on foreign currency transactions and other assets and
     liabilities.....................................................................     (7,519)         (4)           --
                                                                                        --------        ----       -------
    Total net realized gain (loss)...................................................     68,839          (6)       16,473
Change in net unrealized appreciation (depreciation) on investments and other assets
 and liabilities.....................................................................    (13,963)        182        (4,102)
                                                                                        --------        ----       -------
Net increase (decrease) in net assets resulting from operations......................   $ 57,678        $175       $12,520
                                                                                        ========        ====       =======

                                                                                        Income
                                                                                          Fund
-                                                                                     -------
Investment income
  Dividends.......................................................................... $    --
  Less foreign tax withheld..........................................................      --
  Interest...........................................................................   6,618
                                                                                      -------
    Total income.....................................................................   6,618
Expenses
  Investment advisory fees...........................................................     658
  Distribution fees..................................................................      40
  Shareholder services fees..........................................................      --
  Custodian fees.....................................................................      37
  Transfer agent fees................................................................      49
  Professional fees..................................................................      15
  Registration fees..................................................................      24
  Other expenses.....................................................................      36
                                                                                      -------
    Total expenses before waiver.....................................................     859
    Less expenses repaid to (waived and absorbed by) the Advisor.....................      --
                                                                                      -------
    Net expenses.....................................................................     859
                                                                                      -------
    Net investment income (loss).....................................................   5,759
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
    Net realized gain (loss) on investments..........................................  (2,404)
    Net realized gain (loss) on foreign currency transactions and other assets and
     liabilities.....................................................................      --
                                                                                      -------
    Total net realized gain (loss)...................................................  (2,404)
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities.....................................................................  (4,409)
                                                                                      -------
Net increase (decrease) in net assets resulting from operations...................... $(1,054)
                                                                                      =======

                See accompanying Notes to Financial Statements.

June 30, 2004                                           William Blair Funds  49

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

for the Period Ended June 30, 2004 and the Year Ended December 31, 2003 (all amounts in thousands) (unaudited)

                                                                                                         International
                                                                                                                Growth
                                                                                                                  Fund
-                                                                                              ----------------------
                                                                                                      2004        2003
-                                                                                              ----------  ----------
Operations
  Net investment income (loss)................................................................ $    2,802  $    1,037
  Net realized gain (loss) on investments, foreign currency transactions and other assets and
   liabilities................................................................................     68,839     (14,894)
  Change in net unrealized appreciation (depreciation) on investments, foreign currency
   transactions and other assets and liabilities..............................................    (13,963)    459,102
                                                                                               ----------  ----------
  Net increase (decrease) in net assets resulting from operations.............................     57,678     445,245
Distributions to shareholders from
  Net investment income.......................................................................         --      (2,775)
  Net realized gain...........................................................................         --          --
                                                                                               ----------  ----------
                                                                                                       --      (2,775)
Capital stock transactions
  Net proceeds from sale of shares............................................................    775,248   1,012,995
  Shares issued in reinvestment of income dividends and capital gain distributions............         --       2,457
  Less cost of shares redeemed................................................................   (196,307)   (337,011)
                                                                                               ----------  ----------
  Net increase (decrease) in net assets resulting from capital stock transactions.............    578,941     678,441
                                                                                               ----------  ----------
  Increase (decrease) in net assets...........................................................    636,619   1,120,911
Net assets
  Beginning of period.........................................................................  1,899,699     778,788
                                                                                               ----------  ----------
  End of period............................................................................... $2,536,318  $1,899,699
                                                                                               ==========  ==========
Undistributed net investment income (loss) at the end of the period........................... $     (244) $   (3,046)
                                                                                               ==========  ==========

                                                                                               International               Value
                                                                                                      Equity           Discovery
                                                                                                        Fund                Fund
-                                                                                              ------------- ------------------
                                                                                                     2004(a)      2004      2003
-                                                                                              ------------- --------  --------
Operations
  Net investment income (loss)................................................................    $   (1)    $    149  $   (310)
  Net realized gain (loss) on investments, foreign currency transactions and other assets and
   liabilities................................................................................        (6)      16,473     6,425
  Change in net unrealized appreciation (depreciation) on investments, foreign currency
   transactions and other assets and liabilities..............................................       182       (4,102)   60,586
                                                                                                  ------     --------  --------
  Net increase (decrease) in net assets resulting from operations.............................       175       12,520    66,701
Distributions to shareholders from
  Net investment income.......................................................................        --           --        --
  Net realized gain...........................................................................        --           --        --
                                                                                                  ------     --------  --------
                                                                                                      --           --        --
Capital stock transactions
  Net proceeds from sale of shares............................................................     3,299       43,068    53,181
  Shares issued in reinvestment of income dividends and capital gain distributions............        --           --        --
  Less cost of shares redeemed................................................................        --      (29,485)  (73,573)
                                                                                                  ------     --------  --------
  Net increase (decrease) in net assets resulting from capital stock transactions.............     3,299       13,583   (20,392)
                                                                                                  ------     --------  --------
  Increase (decrease) in net assets...........................................................     3,474       26,103    46,309
Net assets
  Beginning of period.........................................................................        --      237,111   190,802
                                                                                                  ------     --------  --------
  End of period...............................................................................    $3,474     $263,214  $237,111
                                                                                                  ======     ========  ========
Undistributed net investment income (loss) at the end of the period...........................    $   (1)    $    149  $     --
                                                                                                  ======     ========  ========

                                                                                                            Income
                                                                                                              Fund
-                                                                                              ------------------
                                                                                                    2004      2003
-                                                                                              --------  --------
Operations
  Net investment income (loss)................................................................ $  5,759  $ 10,144
  Net realized gain (loss) on investments, foreign currency transactions and other assets and
   liabilities................................................................................   (2,404)      865
  Change in net unrealized appreciation (depreciation) on investments, foreign currency
   transactions and other assets and liabilities..............................................   (4,409)   (2,342)
                                                                                               --------  --------
  Net increase (decrease) in net assets resulting from operations.............................   (1,054)    8,667
Distributions to shareholders from
  Net investment income.......................................................................   (6,425)  (13,802)
  Net realized gain...........................................................................       --        --
                                                                                               --------  --------
                                                                                                 (6,425)  (13,802)
Capital stock transactions
  Net proceeds from sale of shares............................................................   38,997   139,094
  Shares issued in reinvestment of income dividends and capital gain distributions............    4,561    10,207
  Less cost of shares redeemed................................................................  (33,843)  (75,240)
                                                                                               --------  --------
  Net increase (decrease) in net assets resulting from capital stock transactions.............    9,715    74,061
                                                                                               --------  --------
  Increase (decrease) in net assets...........................................................    2,236    68,926
Net assets
  Beginning of period.........................................................................  265,062   196,136
                                                                                               --------  --------
  End of period............................................................................... $267,298  $265,062
                                                                                               ========  ========
Undistributed net investment income (loss) at the end of the period........................... $   (538) $    128
                                                                                               ========  ========

----------
(a)For the period from May 24, 2004 (Commencement of Operations) to June 30,
   2004.

                See accompanying Notes to Financial Statements.


50  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


(1) Significant Accounting Policies

(a) Description of the Fund

William Blair Funds (the "Fund") is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. For each Portfolio the number of shares authorized is unlimited. The Fund currently consists of the following twelve portfolios (the "Portfolios"), each with its own investment objectives and policies.

Equity Portfolios    International Portfolios
-----------------    ------------------------
Growth               International Growth
Tax-Managed Growth   International Equity
Large Cap Growth     Institutional International Growth
Small Cap Growth     Institutional International Equity
Small-Mid Cap Growth Fixed Income Portfolio
                     ----------------------
Value Discovery      Income
                     Money Market Portfolio
                     ----------------------
                     Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity....... Long-term capital appreciation.
International Long-term capital appreciation.
Fixed Income. High level of current income with
              relative stability of principal.
Money Market. Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund issues a separate report. The Ready Reserves Fund which only offers Class N shares issues a separate report. The Institutional International Equity Fund has not commenced operations as of the date of this report.

(b) Share Classes

Five different classes of shares currently exist. These share classes were offered for sale from November 2, 1999 until May 25, 2001. Currently, William Blair and Company, L.L.C., is the only shareholder in Class A, Class B, and Class C. All of the remaining shareholders in these classes exchanged their shares to Class N shares of their respective portfolio as of May 25, 2001. The table below describes the Class A shares, Class B shares and Class C shares covered by this report:

Class                    Description
-----                    -----------
  A Class A shares are sold to investors subject to an initial sales charge (maximum amount 5.75% for equity, and international funds, 2.0% for fixed income portfolio) and is subject to ongoing shareholder service fees of 0.25% of average daily net assets of Class A.
  B Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares in the form of shareholder service fees of 0.25% and distribution fees under a Rule 12b-1 plan of 0.75% of average daily net assets of Class B and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares seven years after issuance (three years for the Income Portfolio).
  C Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares in the form of shareholder service fees of 0.25% and distribution fees under a Rule 12b-1 plan of 0.75% of average daily net assets of Class B and a contingent deferred sales charge payable upon certain redemptions within one year of purchase.

Investment income, realized and unrealized gains and losses, and certain portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

June 30, 2004                                           William Blair Funds  51

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

From January 1, 2003 until November 24, 2003, the value of foreign securities was determined based upon the last sale price on the foreign exchange or market on which it is primarily traded or, if there had been no sale on the date of valuation, at the latest bid price. The Board of Trustees approved amendments to the Fund's valuation procedures in October 2003 relating to the manner in which the Funds' foreign securities are valued. This change was implemented November 24, 2003. To reflect this change, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Funds use an independent pricing service on a daily basis to estimate the fair value price as of the close of regular trading on the New York Stock Exchange. Otherwise, the value of foreign equity securities is determined based on the last sale price on the foreign exchange or market on which it is primarily traded or, if there have been no sales during that day, at the latest bid price. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation.

Long-term, fixed income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in other funds are valued at the underlying fund's net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees and in accordance with the Fund's valuation procedures. As of June 30, 2004, there were securities held in Small Cap Growth, Value Discovery, International Growth and International Equity Portfolios requiring fair valuation pursuant to the Fund's valuation procedures.

(d) Investment income and investment transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Income Portfolio were the rates in effect on June 30, 2004. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. The Portfolios utilize the straight-line method of amortization of premiums and discounts for short-term securities (maturities less than one year) and the effective interest method for long-term securities (maturities greater than one year).

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2004, the Income Portfolio recognized a reduction in interest income and a reduction in net realized loss of $1,290 (in thousands). For the years ended December 31, 2003 and 2002, the Income Portfolio recognized a reduction in interest income and reduction in net realized loss of $2,691 and $948 (in thousands), respectively. This reclassification has no effect on the net asset value of the Portfolio.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an high cost basis.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio's net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open.

52  Semi-Annual Report                                            June 30, 2004

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, Small-Mid Cap Growth, International Growth, International Equity and Value Discovery Portfolios are declared at least annually. Dividends from the Income Portfolio are declared monthly. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and accounting principles generally accepted in the United States. The reclassifications relate to net operating losses, Section 988 currency gains and losses, mortgage paydown securities gains and losses associated with securities issued before June 8, 1997, and recharacterization of dividends received from investments in REITs. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2003, the following reclassifications were recorded (in thousands):

                                                   Accumulated
                                                 Undistributed        Capital
                               Undistributed Net  Net Realized Paid In Excess
   Portfolio            Investment Income/(Loss)  Gain/ (Loss)   of Par Value
   ---------            ------------------------  ------------   ------------
   Growth..............          $1,214             $   (54)      $(1,160)
   Tax-Managed Growth..              40                  --           (40)
   Large Cap Growth....              26                  --           (26)
   Small Cap Growth....           2,137              (2,137)           --
   Small-Mid Cap Growth              --                  --            --
   International Growth            (860)                860            --
   Value Discovery.....             310                 170          (480)
   Income..............           2,683              (2,686)            3

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions in 2004, will be determined at the close of the fiscal year in December. The tax character of distributions paid during 2003 and 2002 was as follows (in thousands):

                            Distributions Paid In 2003 Distributions Paid In 2002
       -                    -------------------------- --------------------------
                            Ordinary       Long-Term   Ordinary       Long-Term
       Portfolio              Income   Capital Gains     Income   Capital Gains
       ---------              ------   -------------     ------   -------------
       Growth.............. $    --       $   --        $   --         $--
       Tax-Managed Growth..      --           --            --          --
       Large Cap Growth....      --           --            --          --
       Small Cap Growth....   1,139        6,304            --          --
       Small-Mid Cap Growth      --           --            --          --
       International Growth   2,775           --            --          --
       Value Discovery.....      --           --            --          --
       Income..............  13,802           --         9,411          --

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows (in thousands):

                                                                           Net
                       Undistributed  Accumulated Undistributed     Unrealized
                            Ordinary  Capital and     Long-Term Appreciation /
  Portfolio                   Income Other Losses          Gain (Depreciation)
  ---------                   ------ ------------          ---- --------------
  Growth..............    $   --       $ 29,466      $   --        $ 59,304
  Tax-Managed Growth..        --          2,331          --           1,433
  Large Cap Growth....        --          5,592          --             907
  Small Cap Growth....     2,198             --         985          76,436
  Small-Mid Cap Growth        --             --          --             (21)
  International Growth     2,615        126,136          --         431,476
  Value Discovery.....        --             --       5,515          60,059
  Income..............       133         10,401          --           4,780

June 30, 2004                                           William Blair Funds  53

(f) Options

The Portfolios may engage in options transactions on security indices and other financial indices and in doing so achieve similar objectives to what they would achieve through the sale or purchase of options on individual securities or other instruments.

Option writing. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no open options at June 30, 2004.

(g) Foreign Currency Translation and Foreign Currency Forward Contracts

The International Growth and International Equity Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. These Portfolios may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(h) Income Taxes

Each Portfolio intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at June 30, 2004, were as follows (in thousands):

                                                                         Net
                                           Gross        Gross     Unrealized
                            Cost of   Unrealized   Unrealized Appreciation /
   Portfolio            Investments Appreciation Depreciation (Depreciation)
   ---------            ----------- ------------ ------------ --------------
   Growth.............. $  223,124    $ 65,321     $14,151       $ 51,170
   Tax-Managed Growth..      4,562       1,422         160          1,262
   Large Cap Growth....      5,514         985         231            754
   Small Cap Growth....    544,008     123,085      19,691        103,394
   Small-Mid Cap Growth     13,655       1,162         488            674
   International Growth  2,089,257     465,076      44,546        420,530
   International Equity      3,293         190           8            182
   Value Discovery.....    209,045      62,598       6,592         56,006
   Income..............    264,245       4,137       3,766            371

At December 31, 2003, the following Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio              2004   2005   2006   2007   2008    2009    2010    2011    Total
---------              ----   ----   ----   ----   ----    ----    ----    ----    -----
Growth.............. $   -- $   -- $   -- $   -- $   -- $ 4,332 $23,082 $ 2,032 $ 29,446
Tax-Managed Growth..     --     --     --     --     94     732   1,037     468    2,331
Large Cap Growth....     --     --     --     --    493   2,714   1,582     769    5,558
Small Cap Growth....     --     --     --     --     --      --      --      --       --
Small-Mid Cap Growth     --     --     --     --     --      --      --      --       --
International Growth     --     --     --     --     --  31,564  59,888  34,482  125,934
Value Discovery.....     --     --     --     --     --      --      --      --       --
Income..............  2,156     --     --  1,249  3,292      --   1,692   1,582    9,971

54  Semi-Annual Report                                            June 30, 2004

The International Growth Portfolio has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized appreciation (depreciation) of $4,938 (in thousands) in 2003, all of which has been reclassified from unrealized gain (loss) on investments to undistributed net investment income.

For the period November 1, 2003 through December 31, 2003, the following Portfolios incurred net realized capital or foreign currency losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2004 for Federal income tax purposes (in thousands):

                          Portfolio            Amount
                          ---------            ------
                          Growth..............  $ --
                          Tax-Managed Growth..    --
                          Large Cap Growth....    34
                          Small Cap Growth....    --
                          Small-Mid Cap Growth    --
                          International Growth   202
                          Value Discovery.....    --
                          Income..............   430

(i) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the "Company") for investment advisory, administrative, and other accounting services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios                                     International Portfolios
-----------------                                     ------------------------
Growth......................................... 0.75% International Growth and International Equity
Tax-Managed Growth............................. 0.80%   First $250 million.........................  1.10%
Large Cap Growth............................... 0.80%   In excess of $250 million..................  1.00%
Small Cap Growth............................... 1.10%
Small-Mid Cap Growth........................... 1.00%
Value Discovery................................ 1.15%

Fixed Income Portfolio
----------------------                                -
Income*
 First $250 million............................ 0.25%
 In excess of $250 million..................... 0.20%
----------
*Management fee also includes a charge of 5% of
  gross income.

Some of the Portfolios have also entered into Expense Limitation Agreements with the Company. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and absorb other operating expenses through April 30, 2005, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

                                    Class A Shares         Class B & C Shares
   -                    -------------------------  -------------------------
                               Through   Effective        Through   Effective
                        April 30, 2004 May 1, 2004 April 30, 2004 May 1, 2004
   -                    -------------- ----------- -------------- -----------
   Tax-Managed Growth..      1.55%        1.54%         2.30%        2.29%
   Large Cap Growth....      1.45%        1.34%         2.20%        2.09%
   Small Cap Growth....      1.63%        1.65%         2.38%        2.40%
   Small-Mid Cap Growth      1.54%        1.54%         2.29%        2.29%
   International Equity       N/A         1.50%          N/A         2.25%
   Value Discovery.....      1.58%        1.50%         2.33%        2.25%

June 30, 2004                                           William Blair Funds  55

For a period of five years subsequent to the Commencement of Operations of each Fund, the Company is entitled to reimbursement from the Tax-Managed Growth, Large Cap Growth, and Small Cap Growth Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. As a result, the total expense ratio for the Portfolios during the period the agreement is in effect, will not fall below the percentages indicated. The total amount available for recapture at June 30, 2004 is $433 (in thousands) for Tax-Managed Growth, $415 (in thousands) for Large Cap Growth, and $0 for Small Cap Growth. The Small Cap Growth Portfolio reimbursed the Advisor $164,000, for the period ended June 30, 2004 and $186,000 for the year ended December 31, 2003.

For a period of three years subsequent to the Commencement of Operations of the Small-Mid Cap Growth and the International Equity Portfolios, the Company is entitled to reimbursement for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at June 30, 2004 is $68 (in thousands) for the Small-Mid Cap Growth Portfolio and $11 for the International Equity Portfolio.

For the period ended June 30, 2004, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands):

                                                                 Expenses
                                                             Recovered or
                                   Gross    Fee          Net   (Absorbed)
       Portfolio            Advisory Fee Waiver Advisory Fee   by Advisor
       ---------            ------------ ------ ------------   ----------
       Growth..............   $ 1,025     $--     $ 1,025       $  --
       Tax-Managed Growth..        25      20           5          --
       Large Cap Growth....        24      24          --           3
       Small Cap Growth....     3,182      --       3,182        (164)
       Small-Mid Cap Growth        45      45          --          23
       International Growth    11,347      --      11,347          --
       International Equity         3       3          --           8
       Value Discovery.....     1,410      --       1,410          --
       Income..............       658      --         658          --

(b) Underwriting, Distribution Services and Service Agreement

Each Portfolio has a Distribution Agreement and a Shareholder Services Agreement with the Company for distribution and account services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. The annual rates for Distribution fees expressed as a percentage of average daily net assets for Class B and Class C is 0.75%. The annual rate for shareholder services fees expressed as a percentage of average daily net assets for Class A, Class B and Class C is 0.25%.

Distribution and shareholder services fees incurred by Class A, Class B and Class C of the Portfolios to the Company, for the period ended June 30, 2004, were as follows:

                                      Distribution Shareholder
                 Portfolio                    Fees Service Fee
                 ---------            ------------ -----------
                 Growth..............     $ 6          $14
                 Tax-Managed Growth..       6           12
                 Large Cap Growth....       5            8
                 Small Cap Growth....      17           34
                 Small-Mid Cap Growth       6           14
                 International Growth      14           28
                 International Equity       1            3
                 Value Discovery.....      17           34
                 Income..............       5           14

(c) Trustees Fees

The Portfolios incurred fees of $129 (in thousands) to non-interested trustees of the Fund for the period ended June 30, 2004. Interested trustees are not compensated.

56  Semi-Annual Report                                            June 30, 2004

(d) Investments in Affiliated Portfolio

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio ("Ready Reserves"), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives management fees and shareholder service fees earned from the other Portfolios investment in the Ready Reserves Fund. The fees waived with respect to each Portfolio for the period ended June 30, 2004 are listed below. Distributions received from Ready Reserves are reflected as dividend income in each Portfolio's statement of operations. Amounts relating to the Portfolios' investments in Ready Reserves were as follows for the period ended June 30, 2004 (in thousands):

                                                                    Percent
                                      Sales   Fees Dividend          of Net
    Portfolio            Purchases Proceeds Waived   Income   Value  Assets
    ---------            --------- -------- ------ -------- ------- -------
    Growth.............. $ 35,563  $ 38,106  $  7    $  6   $ 3,273   1.2%
    Tax-Managed Growth..      941     1,064    --      --         2   0.1
    Large Cap Growth....    1,634     1,762     1      --       107   1.7
    Small Cap Growth....  165,494   193,169    89      76    14,797   2.3
    Small-Mid Cap Growth    9,442     8,761    --       2       761   5.3
    International Growth  136,438   212,025   153     132    23,483   0.9
    International Equity    1,835     1,499    --      --       336   9.7
    Value Discovery.....   42,580    46,904    20      17     2,172   0.8

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2004 were as follows (in thousands):

                    Portfolio             Purchases    Sales
                    ---------             --------- --------
                    Growth.............. $   46,582 $ 56,341
                    Tax-Managed Growth..        690    1,827
                    Large Cap Growth....      1,703      795
                    Small Cap Growth....    336,529  249,858
                    Small-Mid Cap Growth     12,176    2,793
                    International Growth  1,586,293  931,285
                    International Equity      2,897       79
                    Value Discovery.....     63,297   44,338
                    Income..............     59,224   49,442

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements. There were no open foreign currency forward contracts at June 30, 2004.

(6) Fund Share Transactions

There were no Fund share transactions to report for the Funds' Class A, Class B, and Class C shares with the exception of International Equity Fund which commenced operations on May 24, 2004. International Equity Fund sold 200 shares of Class A, Class B, and Class C shares at a $10.00 NAV for a total of 600 shares and $6,000. The Class A, B and C shares of this Fund are closed to any additional investors. For all other Funds, Class A shares, Class B shares and Class C shares, each have one open account held by William Blair & Company, L.L.C. There have been no purchases, reinvestments of dividends or redemptions in these accounts since they initially opened with 200 shares each on May 25, 2001.

June 30, 2004                                           William Blair Funds  57

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Growth Fund

                                                                                                          Class A
                                                          ------------------------------------------------------
                                                          Period Ended                   Years Ended December 31,
                                                          ------------  ----------------------------------------
                                                             6/30/2004     2003     2002     2001    2000 1999(a)
                                                             ---------     ----     ----     ----    ---- -------
Net asset value, beginning of period.....................       $ 9.97  $ 8.05  $ 10.87  $ 12.72  $20.09  $17.48
Income (loss) from investment operations:
  Net investment income (loss)...........................        (0.02)  (0.06)   (0.07)   (0.05)  (0.06)     --
  Net realized and unrealized gain (loss) on investments.         0.01    1.98    (2.75)   (1.66)  (1.52)   4.05
                                                                ------  ------  -------  -------  ------  ------
Total from investment operations.........................        (0.01)   1.92    (2.82)   (1.71)  (1.58)   4.05
Less distributions from:
  Net investment income..................................           --      --       --       --      --      --
  Net realized gain......................................           --      --       --     0.14    5.79    1.44
                                                                ------  ------  -------  -------  ------  ------
Total distributions......................................           --      --       --     0.14    5.79    1.44
                                                                ------  ------  -------  -------  ------  ------
Net asset value, end of period...........................       $ 9.96  $ 9.97  $  8.05  $ 10.87  $12.72  $20.09
                                                                ======  ======  =======  =======  ======  ======
Total return (%).........................................        (0.10)  23.85   (25.94)  (13.46)  (7.47)  23.29
Ratios to average daily net assets (%) (c):
  Expenses...............................................         1.18    1.19     1.19     1.18    1.13    1.31
  Net investment income (loss)...........................        (0.54)  (0.67)   (0.73)   (0.57)  (0.29)  (0.23)

                                                                                                          Class B
                                                          ------------------------------------------------------
                                                          Period Ended                   Years Ended December 31,
                                                          ------------  ----------------------------------------
                                                             6/30/2004     2003     2002     2001    2000 1999(b)
                                                             ---------     ----     ----     ----    ---- -------
Net asset value, beginning of period.....................       $ 9.61  $ 7.82  $ 10.63  $ 12.56  $20.07  $19.15
Income (loss) from investment operations:
  Net investment income (loss)...........................        (0.06)  (0.12)   (0.13)   (0.14)  (0.20)  (0.02)
  Net realized and unrealized gain (loss) on investments.         0.01    1.91    (2.68)   (1.65)  (1.52)   3.38
                                                                ------  ------  -------  -------  ------  ------
Total from investment operations.........................        (0.05)   1.79    (2.81)   (1.79)  (1.72)   2.36
Less distributions from:
  Net investment income..................................           --      --       --       --      --      --
  Net realized gain......................................           --      --       --     0.14    5.79    1.44
                                                                ------  ------  -------  -------  ------  ------
Total distributions......................................           --      --       --     0.14    5.79    1.44
                                                                ------  ------  -------  -------  ------  ------
Net asset value, end of period...........................       $ 9.56  $ 9.61  $  7.82  $ 10.63  $12.56  $20.07
                                                                ======  ======  =======  =======  ======  ======
Total return (%).........................................        (0.52)  22.89   (26.43)  (14.27)  (8.17)  12.43
Ratios to average daily net assets (%) (c):
  Expenses...............................................         1.93    1.94     1.94     1.93    1.88    2.03
  Net investment income (loss)...........................        (1.29)  (1.42)   (1.48)   (1.32)  (1.04)  (1.00)

                                              ---------------------------------------------------------
                                              Period Ended                     Years Ended December 31,
                                              ------------ --------------------------------------------
                                                 6/30/2004     2003     2002     2001     2000     1999
                                                 ---------     ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).  $274,613    $281,654 $255,625 $386,096 $550,987 $818,443
  Portfolio turnover rate (%) (c):...........           34       45       29       74       88       52

----------
(a)For the period from October 19, 1999 (Commencement of the Class) to December 31, 1999.
(b)For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
(c)Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share for 2004, 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

58  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Growth Fund

                                                                                                          Class C
-                                                         ------------------------------------------------------
                                                          Period Ended                   Years Ended December 31,
                                                          ------------  ----------------------------------------
                                                             6/30/2004     2003     2002     2001    2000 1999(b)
                                                             ---------     ----     ----     ----    ---- -------
Net asset value, beginning of period.....................       $ 9.60  $ 7.82  $ 10.63  $ 12.54  $20.06  $19.15
Income (loss) from investment operations:
  Net investment income (loss)...........................        (0.06)  (0.12)   (0.13)   (0.14)  (0.20)  (0.03)
  Net realized and unrealized gain (loss) on investments.         0.01    1.90    (2.68)   (1.63)  (1.53)   2.38
                                                                ------  ------  -------  -------  ------  ------
Total from investment operations.........................        (0.05)   1.78    (2.81)   (1.77)  (1.73)   2.35
Less distributions from:
  Net investment income..................................           --      --       --       --      --      --
  Net realized gain......................................           --      --       --     0.14    5.79    1.44
                                                                ------  ------  -------  -------  ------  ------
Total distributions......................................           --      --       --     0.14    5.79    1.44
                                                                ------  ------  -------  -------  ------  ------
Net asset value, end of period...........................       $ 9.55  $ 9.60  $  7.82  $ 10.63  $12.54  $20.06
                                                                ======  ======  =======  =======  ======  ======
Total return (%).........................................        (0.52)  22.76   (26.43)  (14.13)  (8.22)  12.38
Ratios to average daily net assets (%) (c):
  Expenses...............................................         1.93    1.94     1.94     1.93    1.88    2.01
  Net investment income (loss)...........................        (1.29)  (1.42)   (1.48)   (1.32)  (1.01)  (1.06)

-                                             ---------------------------------------------------------
                                              Period Ended                     Years Ended December 31,
                                              ------------ --------------------------------------------
                                                 6/30/2004     2003     2002     2001     2000     1999
                                                 ---------     ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).     $274,613 $281,654 $255,625 $386,096 $550,987 $818,443
  Portfolio turnover rate (%) (c)............           39       45       29       74       88       52

----------
(a)For the period from October 19, 1999 (Commencement of the Class) to December 31, 1999.
(b)For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
(c)Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share for 2004, 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2004                                           William Blair Funds  59

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Tax-Managed Growth Fund

                                                                                                                    Class A
                                                                   --------------------------------------------------------
                                                                   Period Ended                    Years Ended December 31,
                                                                   ------------  ------------------------------------------
                                                                      6/30/2004     2003     2002     2001     2000 1999(a)
                                                                      ---------     ----     ----     ----     ---- -------
Net asset value, beginning of period..............................       $ 8.40  $ 6.85  $  9.06  $ 10.08  $ 10.18   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.04)  (0.07)   (0.06)   (0.04)   (0.04)      --
  Net realized and unrealized gain (loss) on investments..........         0.13    1.62    (2.15)   (0.98)   (0.06)    0.18
                                                                         ------  ------  -------  -------  -------   ------
Total from investment operations..................................         0.09    1.55    (2.21)   (1.02)   (0.10)    0.18
Less distributions from:
  Net investment income...........................................           --      --       --       --       --       --
  Net realized gain...............................................           --      --       --       --       --       --
                                                                         ------  ------  -------  -------  -------   ------
Total distributions...............................................           --      --       --       --       --       --
                                                                         ------  ------  -------  -------  -------   ------
Net asset value, end of period....................................       $ 8.49  $ 8.40  $  6.85  $  9.06  $ 10.08   $10.18
                                                                         ======  ======  =======  =======  =======   ======
Total return (%)..................................................         1.07   22.63   (24.39)  (10.12)   (0.98)    1.80
Ratios to average daily net assets (%) (b)
  Expenses, net of waivers and reimbursements.....................         1.55    1.49     1.36     1.36     1.36     1.36
  Expenses, before waivers and reimbursements.....................         2.19    2.26     2.22     3.64    11.34     1.36
  Net investment income (loss), net of waivers and reimbursements.        (1.02)  (0.91)   (0.72)   (0.57)   (0.41)    0.73
  Net investment income (loss), before waivers and reimbursements.        (1.66)  (1.68)   (1.58)   (2.85)  (10.39)    0.73

                                                                                                                     Class B
                                                                   --------------------------------------------------------
                                                                   Period Ended                     Years Ended December 31,
                                                                   ------------  ------------------------------------------
                                                                      6/30/2004     2003     2002     2001     2000 1999(a)
                                                                      ---------     ----     ----     ----     ---- -------
Net asset value, beginning of period..............................       $ 8.14  $ 6.69  $  8.93  $ 10.01  $ 10.18   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.07)  (0.12)   (0.11)   (0.11)   (0.12)      --
  Net realized and unrealized gain (loss) on investments..........         0.13    1.57    (2.13)   (0.97)   (0.05)    0.18
                                                                         ------  ------  -------  -------  -------   ------
Total from investment operations..................................         0.06    1.45    (2.24)   (1.08)   (0.17)    0.18
Less distributions from:
  Net investment income...........................................           --      --       --       --       --       --
  Net realized gain...............................................           --      --       --       --       --       --
                                                                         ------  ------  -------  -------  -------   ------
Total distributions...............................................           --      --       --       --       --       --
                                                                         ------  ------  -------  -------  -------   ------
Net asset value, end of period....................................       $ 8.20  $ 8.14  $  6.69  $  8.93  $ 10.01   $10.18
                                                                         ======  ======  =======  =======  =======   ======
Total return (%)..................................................         0.74   21.67   (25.08)  (10.79)   (1.67)    1.80
Ratios to average daily net assets (%) (b)
  Expenses, net of waivers and reimbursements.....................         2.30    2.24     2.11     2.11     2.11     2.11
  Expenses, before waivers and reimbursements.....................         2.94    3.01     2.97     4.39    12.09     2.11
  Net investment income (loss), net of waivers and reimbursements.        (1.77)  (1.66)   (1.47)   (1.32)   (1.16)   (0.01)
  Net investment income (loss), before waivers and reimbursements.        (2.41)  (2.43)   (2.33)   (3.60)  (11.14)   (0.01)

                                                                   --------------------------------------------------------
                                                                   Period Ended                     Years Ended December 31,
                                                                   ------------  ------------------------------------------
                                                                      6/30/2004     2003     2002     2001     2000    1999
                                                                      ---------     ----     ----     ----     ----    ----
Supplemental data for all classes:
  Net assets at end of period (in thousands)......................       $5,720  $6,871  $ 5,303  $ 7,211  $ 5,001   $1,018
  Portfolio turnover rate (%) (b).................................           22      37       44       37       32       --

----------
(a)For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999.
(b)Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share for 2004, 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

60  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Tax-Managed Growth Fund

                                                                                                                    Class C
                                                                   -------------------------------------------------------
                                                                   Period Ended                    Years Ended December 31,
                                                                   ------------  -----------------------------------------
                                                                      6/30/2004     2003     2002     2001     2000 1999(a)
                                                                      ---------     ----     ----     ----     ---- -------
Net asset value, beginning of period..............................       $ 8.14  $ 6.69  $  8.93  $ 10.01  $ 10.18  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.07)  (0.12)   (0.11)   (0.11)   (0.12)     --
  Net realized and unrealized gain (loss) on investments..........         0.13    1.57    (2.13)   (0.97)   (0.05)   0.18
                                                                         ------  ------  -------  -------  -------  ------
Total from investment operations..................................         0.06    1.45    (2.24)   (1.08)   (0.17)   0.18
Less distributions from:
  Net investment income...........................................           --      --       --       --       --      --
  Net realized gain...............................................           --      --       --       --       --      --
                                                                         ------  ------  -------  -------  -------  ------
Total distributions...............................................           --      --       --       --       --      --
                                                                         ------  ------  -------  -------  -------  ------
Net asset value, end of period....................................       $ 8.20  $ 8.14  $  6.69  $  8.93  $ 10.01  $10.18
                                                                         ======  ======  =======  =======  =======  ======
Total return (%)..................................................         0.74   21.67   (25.08)  (10.79)   (1.67)   1.80
Ratios to average daily net assets (%) (b)
  Expenses, net of waivers and reimbursements.....................         2.30    2.24     2.11     2.11     2.11    2.11
  Expenses, before waivers and reimbursements.....................         2.94    3.01     2.97     4.39    12.09    2.11
  Net investment income (loss), net of waivers and reimbursements.        (1.77)  (1.66)   (1.47)   (1.32)   (1.15)  (0.01)
  Net investment income (loss), before waivers and reimbursements.        (2.41)  (2.43)   (2.33)   (3.60)  (11.13)  (0.01)


                                              -----------------------------------------------
                                              Period Ended           Years Ended December 31,
                                              ------------ ----------------------------------
                                                 6/30/2004   2003   2002   2001   2000   1999
                                                 ---------   ----   ----   ----   ----   ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).       $5,720 $6,871 $5,303 $7,211 $5,001 $1,018
  Portfolio turnover rate (%) (b)............        22        37     44     37     32     --

----------
(a)For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999.
(b)Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share for 2004, 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2004                                           William Blair Funds  61

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Large Cap Growth Fund

                                                                                                                    Class A
                                                                   -------------------------------------------------------
                                                                   Period Ended                    Years Ended December 31,
                                                                   ------------  -----------------------------------------
                                                                      6/30/2004     2003     2002     2001     2000 1999(a)
                                                                      ---------     ----     ----     ----     ---- -------
Net asset value, beginning of period..............................       $ 5.92  $ 4.78  $  6.69  $  8.45  $ 10.14  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.02)  (0.04)   (0.04)   (0.06)   (0.07)     --
  Net realized and unrealized gain (loss) on investments..........        (0.03)   1.18    (1.87)   (1.70)   (1.62)   0.14
                                                                         ------  ------  -------  -------  -------  ------
Total from investment operations..................................        (0.05)   1.14    (1.91)   (1.76)   (1.69)   0.14
Less distributions from:
  Net investment income...........................................           --      --       --       --       --      --
  Net realized gain...............................................           --      --       --       --       --      --
                                                                         ------  ------  -------  -------  -------  ------
Total distributions...............................................           --      --       --       --       --      --
                                                                         ------  ------  -------  -------  -------  ------
Net asset value, end of period....................................       $ 5.87  $ 5.92  $  4.78  $  6.69  $  8.45  $10.14
                                                                         ======  ======  =======  =======  =======  ======
Total return (%)..................................................        (0.84)  23.85   (28.55)  (20.83)  (16.67)   1.40
Ratios to average daily net assets (%) (b)
  Expenses, net of waivers and reimbursements.....................         1.41    1.42     1.36     1.36     1.36    1.36
  Expenses, before waivers and reimbursements.....................         2.31    2.39     2.45     3.01     2.84    1.36
  Net investment income (loss), net of waivers and reimbursements.        (0.61)  (0.76)   (0.71)   (0.79)   (0.68)  (0.48)
  Net investment income (loss), before waivers and reimbursements.        (1.51)  (1.73)   (1.80)   (2.44)   (2.16)  (0.48)

                                                                                                                    Class B
                                                                   -------------------------------------------------------
                                                                   Period Ended                    Years Ended December 31,
                                                                   ------------  -----------------------------------------
                                                                      6/30/2004     2003     2002     2001     2000 1999(a)
                                                                      ---------     ----     ----     ----     ---- -------
Net asset value, beginning of period..............................       $ 5.73  $ 4.67  $  6.58  $  8.39  $ 10.14  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.04)  (0.08)   (0.08)   (0.11)   (0.13)     --
  Net realized and unrealized gain (loss) on investments..........        (0.03)   1.14    (1.83)   (1.70)   (1.62)   0.14
                                                                         ------  ------  -------  -------  -------  ------
Total from investment operations..................................        (0.07)   1.06    (1.91)   (1.81)   (1.75)   0.14
Less distributions from:
  Net investment income...........................................           --      --       --       --       --      --
  Net realized gain...............................................           --      --       --       --       --      --
                                                                         ------  ------  -------  -------  -------  ------
Total distributions...............................................           --      --       --       --       --      --
                                                                         ------  ------  -------  -------  -------  ------
Net asset value, end of period....................................       $ 5.66  $ 5.73  $  4.67  $  6.58  $  8.39  $10.14
                                                                         ======  ======  =======  =======  =======  ======
Total return (%)..................................................        (1.22)  22.70   (29.03)  (21.57)  (17.26)   1.40
Ratios to average daily net assets (%) (b)
  Expenses, net of waivers and reimbursements.....................         2.16    2.17     2.11     2.11     2.11    2.11
  Expenses, before waivers and reimbursements.....................         3.06    3.14     3.20     3.76     3.59    2.11
  Net investment income (loss), net of waivers and reimbursements.        (1.36)  (1.51)   (1.46)   (1.54)   (1.43)  (1.41)
  Net investment income (loss), before waivers and reimbursements.        (2.26)  (2.48)   (2.55)   (3.19)   (2.91)  (1.41)

                                              ------------------------------------------------
                                              Period Ended            Years Ended December 31,
                                              ------------ -----------------------------------
                                                 6/30/2004   2003   2002   2001    2000   1999
                                                 ---------   ----   ----   ----    ----   ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).       $6,268 $5,519 $5,469 $5,991 $10,995 $1,153
  Portfolio turnover rate (%) (b)............           28     33     52     87      95     --

----------
(a)For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999.
(b)Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share for 2004, 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

62  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Large Cap Growth Fund

                                                                                                                    Class C
                                                                   -------------------------------------------------------
                                                                   Period Ended                    Years Ended December 31,
                                                                   ------------  -----------------------------------------
                                                                      6/30/2004     2003     2002     2001     2000 1999(a)
                                                                      ---------     ----     ----     ----     ---- -------
Net asset value, beginning of period..............................       $ 5.72  $ 4.66  $  6.57  $  8.39  $ 10.14  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.04)  (0.08)   (0.08)   (0.11)   (0.14)     --
  Net realized and unrealized gain (loss) on investments..........        (0.03)   1.14    (1.83)   (1.71)   (1.61)   0.14
                                                                         ------  ------  -------  -------  -------  ------
Total from investment operations..................................        (0.07)   1.06    (1.91)   (1.82)   (1.75)   0.14
Less distributions from:
  Net investment income...........................................           --      --       --       --       --      --
  Net realized gain...............................................           --      --       --       --       --      --
                                                                         ------  ------  -------  -------  -------  ------
Total distributions...............................................           --      --       --       --       --      --
                                                                         ------  ------  -------  -------  -------  ------
Net asset value, end of period....................................       $ 5.65  $ 5.72  $  4.66  $  6.57  $  8.39  $10.14
                                                                         ======  ======  =======  =======  =======  ======
Total return (%)..................................................        (1.22)  22.75   (29.07)  (21.69)  (17.26)   1.40
Ratios to average daily net assets (%) (b)
  Expenses, net of waivers and reimbursements.....................         2.16    2.17     2.11     2.11     2.11    2.11
  Expenses, before waivers and reimbursements.....................         3.06    3.14     3.20     3.76     3.59    2.11
  Net investment income (loss), net of waivers and reimbursements.        (1.36)  (1.51)   (1.46)   (1.54)   (1.41)  (1.41)
  Net investment income (loss), before waivers and reimbursements.        (2.26)  (2.48)   (2.55)   (3.19)   (2.89)  (1.41)

                                              ------------------------------------------------
                                              Period Ended            Years Ended December 31,
                                              ------------ -----------------------------------
                                                 6/30/2004   2003   2002   2001    2000   1999
                                                 ---------   ----   ----   ----    ----   ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).    $6,268    $5,519 $5,469 $5,991 $10,995 $1,153
  Portfolio turnover rate (%) (b)............           28     33     52     87      95     --

----------
(a)For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999.
(b)Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share for 2004, 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2004                                           William Blair Funds  63

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Small Cap Growth Fund

                                                                                                                  Class A
                                                                   -----------------------------------------------------
                                                                   Period Ended                  Years Ended December 31,
-                                                                  ------------  ---------------------------------------
                                                                      6/30/2004     2003     2002    2001    2000 1999(a)
                                                                      ---------     ----     ----    ----    ---- -------
Net asset value, beginning of period..............................       $21.82  $13.72  $ 16.57  $13.16  $10.19  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.15)  (0.21)   (0.19)  (0.11)  (0.14)     --
  Net realized and unrealized gain (loss) on investments..........         2.65    8.67    (2.66)   3.52    3.54    0.19
                                                                         ------  ------  -------  ------  ------  ------
Total from investment operations..................................         2.50    8.46    (2.85)   3.41    3.40    0.19
Less distributions from:
  Net investment income...........................................           --      --       --      --      --      --
  Net realized gain...............................................           --    0.36       --      --    0.43      --
                                                                         ------  ------  -------  ------  ------  ------
Total distributions...............................................           --    0.36       --      --    0.43      --
                                                                         ------  ------  -------  ------  ------  ------
Net asset value, end of period....................................       $24.32  $21.82  $ 13.72  $16.57  $13.16  $10.19
                                                                         ======  ======  =======  ======  ======  ======
Total return (%)..................................................        11.46   61.81   (17.20)  25.91   33.68    1.90
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................         1.53    1.60     1.56    1.59    1.60    1.60
  Expenses, before waivers and reimbursements.....................         1.50    1.53     1.62    1.95    2.17    1.60
  Net investment income (loss), net of waivers and reimbursements.        (1.33)  (1.27)   (1.31)  (1.15)  (0.85)  (1.60)
  Net investment income (loss), before waivers and reimbursements.        (1.30)  (1.20)   (1.37)  (1.51)  (1.42)  (1.60)

                                                                                                                  Class B
                                                                   -----------------------------------------------------
                                                                   Period Ended                  Years Ended December 31,
                                                                   ------------  ---------------------------------------
                                                                      6/30/2004     2003     2002    2001    2000 1999(a)
                                                                      ---------     ----     ----    ----    ---- -------
Net asset value, beginning of period..............................       $21.13  $13.40  $ 16.31  $13.05  $10.19  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.23)  (0.34)   (0.30)  (0.22)  (0.24)     --
  Net realized and unrealized gain (loss) on investments..........         2.57    8.43    (2.61)   3.48    3.53    0.19
                                                                         ------  ------  -------  ------  ------  ------
Total from investment operations..................................         2.34    8.09    (2.91)   3.26    3.29    0.19
Less distributions from:
  Net investment income...........................................           --      --       --      --      --      --
  Net realized gain...............................................           --    0.36       --      --    0.43      --
                                                                         ------  ------  -------  ------  ------  ------
Total distributions...............................................           --    0.36       --      --    0.43      --
                                                                         ------  ------  -------  ------  ------  ------
Net asset value, end of period....................................       $23.47  $21.13  $ 13.40  $16.31  $13.05  $10.19
                                                                         ======  ======  =======  ======  ======  ======
Total return (%)..................................................        11.07   60.51   (17.84)  24.98   32.60    1.90
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................         2.28    2.35     2.31    2.34    2.35    2.35
  Expenses, before waivers and reimbursements.....................         2.25    2.28     2.37    2.70    2.92    2.35
  Net investment income (loss), net of waivers and reimbursements.        (2.08)  (2.02)   (2.06)  (1.90)  (1.70)  (2.35)
  Net investment income (loss), before waivers and reimbursements.        (2.05)  (1.95)   (2.12)  (2.26)  (2.27)  (2.35)

                                              --------------------------------------------------------
                                              Period Ended                    Years Ended December 31,
                                              ------------ -   ---------------------------------------
                                                 6/30/2004         2003    2002    2001    2000   1999
                                                 --------- -       ----    ----    ----    ----   ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).     $651,503     $518,824 $78,581 $54,658 $28,778 $6,346
  Portfolio turnover rate (%)................           88          103     133     147     433     --

----------
(a)For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999.
(b)Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share for 2004, 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

64  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Small Cap Growth Fund

                                                                                                                  Class C
                                                                   -----------------------------------------------------
                                                                   Period Ended                  Years Ended December 31,
                                                                   ------------  ---------------------------------------
                                                                      6/30/2004     2003     2002    2001    2000 1999(a)
                                                                      ---------     ----     ----    ----    ---- -------
Net asset value, beginning of period..............................       $21.14  $13.40  $ 16.32  $13.05  $10.19  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.23)  (0.34)   (0.30)  (0.22)  (0.25)     --
  Net realized and unrealized gain (loss) on investments..........         2.57    8.44    (2.62)   3.49    3.54    0.19
                                                                         ------  ------  -------  ------  ------  ------
Total from investment operations..................................         2.34    8.10    (2.92)   3.27    3.29    0.19
Less distributions from:
  Net investment income...........................................           --      --       --      --      --      --
  Net realized gain...............................................           --    0.36       --      --    0.43      --
                                                                         ------  ------  -------  ------  ------  ------
Total distributions...............................................           --    0.36       --      --    0.43      --
                                                                         ------  ------  -------  ------  ------  ------
Net asset value, end of period....................................       $23.48  $21.14  $ 13.40  $16.32  $13.05  $10.19
                                                                         ======  ======  =======  ======  ======  ======
Total return (%)..................................................        11.07   60.59   (17.89)  25.06   32.60    1.90
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................         2.28    2.35     2.31    2.34    2.35    2.35
  Expenses, before waivers and reimbursements.....................         2.25    2.28     2.37    2.70    2.92    2.35
  Net investment income (loss), net of waivers and reimbursements.        (2.68)  (2.02)   (2.06)  (1.90)  (1.70)  (2.35)
  Net investment income (loss), before waivers and reimbursements.        (2.05)  (1.95)   (2.12)  (2.26)  (2.27)  (2.35)

                                              ----------------------------------------------------
                                              Period Ended                Years Ended December 31,
                                              ------------ ---------------------------------------
                                                 6/30/2004     2003    2002    2001    2000   1999
                                                 ---------     ----    ----    ----    ----   ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).     $651,503 $518,824 $78,581 $54,658 $28,778 $6,346
  Portfolio turnover rate (%)................           88      103     133     147     433     --

----------
(a)For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999.
(b)Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share for 2004, 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2004                                           William Blair Funds  65

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Small-Mid Cap Growth Fund

                                                                                                        Class A
-                                                                  -------------------------------------------
                                                                   Period Ended          Period Ended December 31,
-                                                                  ------------  -   -   -------------------------
                                                                      6/30/2004                            2003(a)
-                                                                     ---------  -   -                     -------
Net asset value, beginning of period..............................      $ 9.94                              $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................     (0.06)                                   --
  Net realized and unrealized gain (loss) on investments..........      0.75                                 (0.06)
                                                                         ------  -   -                      ------
Total from investment operations..................................        0.69                               (0.06)
Less distributions from:
  Net investment income...........................................        --                                    --
  Net realized gain...............................................        --                                    --
                                                                         ------  -   -                      ------
Total distributions...............................................          --                                  --
                                                                         ------  -   -                      ------
Net asset value, end of period....................................      $10.63                              $ 9.94
                                                                         ======  =   =                      ======
Total return (%)..................................................        6.94                               (0.60)
Ratios to average daily net assets (%) (b):
  Expenses, net of waivers and reimbursements.....................      1.54                                  1.54
  Expenses, before waivers and reimbursements.....................      2.99                                  1.54
  Net investment income (loss), net of waivers and reimbursements.     (1.25)                                (1.54)
  Net investment income (loss), before waivers and reimbursements.     (2.70)                                (1.54)
                                                                                                        Class B
                                                                   -------------------------------------------
                                                                   Period Ended          Period Ended December 31,
                                                                   ------------  -   -   -------------------------
                                                                      6/30/2004                            2003(a)
                                                                      ---------  -   -                     -------
Net asset value, beginning of period                                     $ 9.94                             $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................     (0.10)                                   --
  Net realized and unrealized gain (loss) on investments..........      0.75                                 (0.06)
                                                                         ------  -   -                      ------
Total from investment operations..................................        0.65                               (0.06)
Less distributions from:
  Net investment income...........................................        --                                    --
  Net realized gain...............................................        --                                    --
                                                                         ------  -   -                      ------
Total distributions...............................................          --                                  --
                                                                         ------  -   -                      ------
Net asset value, end of period....................................      $10.59                              $ 9.94
                                                                         ======  =   =                      ======
Total return (%)..................................................        6.54                               (0.60)
Ratios to average daily net assets (%) (b):
  Expenses, net of waivers and reimbursements.....................      2.29                                  2.29
  Expenses, before waivers and reimbursements.....................      3.79                                  2.29
  Net investment income (loss), net of waivers and reimbursements.     (2.00)                                (2.29)
  Net investment income (loss), before waivers and reimbursements.     (3.45)                                (2.29)

                                                                   -------------------------------------------

                                              Period Ended         Period Ended December 31,
                                              ------------ -   -   -------------------------
                                                 6/30/2004                              2003
-                                                --------- -   -                        ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).   $14,436                               $3,673
  Portfolio turnover rate (%) (b)............        69                                   --

----------
(a)For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003.
(b)Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share for 2004 and 2003 is based on the average shares outstanding during the period.

66  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Small-Mid Cap Growth Fund

                                                                                                    Class C
                                                                   ---------------------------------------
                                                                   Period Ended  Period Ended December 31,
                                                                   ------------  -------------------------
                                                                      6/30/2004                    2003(a)
                                                                      ---------                    -------
Net asset value, beginning of period..............................       $ 9.94                     $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.10)                        --
  Net realized and unrealized gain (loss) on investments..........         0.75                      (0.06)
                                                                         ------                     ------
Total from investment operations..................................         0.65                      (0.06)
Less distributions from:
  Net investment income...........................................           --                         --
  Net realized gain...............................................           --                         --
                                                                         ------                     ------
Total distributions...............................................           --                         --
                                                                         ------                     ------
Net asset value, end of period....................................       $10.59                     $ 9.94
                                                                         ======                     ======
Total return (%)..................................................         6.54                      (0.60)
Ratios to average daily net assets (%) (b)
  Expenses, net of waivers and reimbursements.....................         2.29                       2.29
  Expenses, before waivers and reimbursements.....................         3.74                       2.29
  Net investment income (loss), net of waivers and reimbursements.        (2.00)                     (2.29)
  Net investment income (loss), before waivers and reimbursements.        (3.45)                     (2.29)

                                              --------------------------------------
                                              Period Ended Period Ended December 31,
                                              ------------ -------------------------
                                                 6/30/2004                      2003
                                                 ---------                      ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).      $14,436                    $3,673
  Portfolio turnover rate (%) (b)............           69                        --

----------
(a)For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003.
(b)Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share for 2004 and 2003 is based on the average shares outstanding during the period.

June 30, 2004                                           William Blair Funds  67

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

International Growth Fund

                                                                                                          Class A
                                                          ------------------------------------------------------
                                                          Period Ended                   Years Ended December 31,
                                                          ------------  ----------------------------------------
                                                             6/30/2004     2003     2002     2001    2000 1999(b)
                                                             ---------     ----     ----     ----    ---- -------
Net asset value, beginning of period.....................       $18.63  $13.12  $ 15.46  $ 17.90  $24.01  $20.61
Income (loss) from investment operations:
  Net investment income (loss) (a).......................         0.01    0.03    (0.05)    0.07   (0.04)  (0.03)
  Net realized and unrealized gain (loss) on investments.         0.55    5.49    (2.29)   (2.51)  (2.01)   7.92
                                                                ------  ------  -------  -------  ------  ------
Total from investment operations.........................         0.56    5.52    (2.34)   (2.44)  (2.05)   7.89
Less distributions from:
  Net investment income..................................           --      --       --       --    0.09      --
  Net realized gain......................................           --    0.01       --       --    3.97    4.49
                                                                ------  ------  -------  -------  ------  ------
Total distributions......................................           --    0.01       --       --    4.06    4.49
                                                                ------  ------  -------  -------  ------  ------
Net asset value, end of period...........................       $19.19  $18.63  $ 13.12  $ 15.46  $17.90  $24.01
                                                                ======  ======  =======  =======  ======  ======
Total return (%).........................................         3.01   42.10   (15.14)  (13.63)  (8.11)  39.12
Ratios to average daily net assets (%) (d)
  Expenses...............................................         1.47    1.50     1.51     1.60    1.59    1.60
  Net investment income (loss)...........................         0.18    0.05    (0.36)   (0.11)  (0.37)  (1.25)

                                                                                                          Class B
                                                          ------------------------------------------------------
                                                          Period Ended                   Years Ended December 31,
                                                          ------------  ----------------------------------------
                                                             6/30/2004     2003     2002     2001    2000 1999(c)
                                                             ---------     ----     ----     ----    ---- -------
Net asset value, beginning of period.....................       $17.83  $12.64  $ 15.01  $ 17.52  $23.98  $21.33
Income (loss) from investment operations:
  Net investment income (loss) (a).......................        (0.06)  (0.09)   (0.15)   (0.07)  (0.23)  (0.04)
  Net realized and unrealized gain (loss) on investments.         0.52    5.28    (2.22)   (2.44)  (1.99)   7.18
                                                                ------  ------  -------  -------  ------  ------
Total from investment operations.........................         0.46    5.19    (2.37)   (2.51)  (2.22)   7.14
Less distributions from:
  Net investment income..................................           --      --       --       --    0.27      --
  Net realized gain......................................           --      --       --       --    3.97    4.49
                                                                ------  ------  -------  -------  ------  ------
Total distributions......................................           --      --       --       --    4.24    4.49
                                                                ------  ------  -------  -------  ------  ------
Net asset value, end of period...........................       $18.29  $17.83  $ 12.64  $ 15.01  $17.52  $23.98
                                                                ======  ======  =======  =======  ======  ======
Total return (%).........................................         2.58   41.06   (15.79)  (14.33)  (8.79)  34.28
Ratios to average daily net assets (%) (d)
  Expenses...............................................         2.22    2.25     2.26     2.35    2.34    2.35
  Net investment income (loss)...........................        (0.57)  (0.70)   (1.11)   (0.86)  (1.16)  (1.93)

                                              -----------------------------------------------------------
                                              Period Ended                       Years Ended December 31,
                                              ------------ ----------------------------------------------
                                                 6/30/2004       2003     2002     2001     2000     1999
                                                 ---------       ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).   $2,536,318 $1,899,699 $778,788 $454,055 $333,888 $302,089
  Portfolio turnover rate (%) (d)............           85         57       73      112      116      122

----------
(a)Includes $0.03, $0.00, $0.00, $0.06 and $0.00 in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2003, 2002, 2001, 2000 and 1999, respectively.
(b)For the period from October 21, 1999 (Commencement of the Class) to December 31, 1999
(c)For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
(d)Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share for 2004, 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

68  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

International Growth Fund

                                                                                                          Class C
                                                          ------------------------------------------------------
                                                          Period Ended                   Years Ended December 31,
                                                          ------------  ----------------------------------------
                                                             6/30/2004     2003     2002     2001    2000 1999(c)
                                                             ---------     ----     ----     ----    ---- -------
Net asset value, beginning of period.....................       $17.83  $12.64  $ 15.01  $ 17.52  $23.98  $21.33
Income (loss) from investment operations:
  Net investment income (loss) (a).......................        (0.06)  (0.09)   (0.15)   (0.07)  (0.23)  (0.04)
  Net realized and unrealized gain (loss) on investments.         0.52    5.28    (2.22)   (2.44)  (1.99)   7.18
                                                                ------  ------  -------  -------  ------  ------
Total from investment operations.........................         0.46    5.19    (2.37)   (2.51)  (2.22)   7.14
Less distributions from:
  Net investment income..................................           --      --       --       --    0.27      --
  Net realized gain......................................           --      --       --       --    3.97    4.49
                                                                ------  ------  -------  -------  ------  ------
Total distributions......................................           --      --       --       --    4.24    4.49
                                                                ------  ------  -------  -------  ------  ------
Net asset value, end of period...........................       $18.29  $17.83  $ 12.64  $ 15.01  $17.52  $23.98
                                                                ======  ======  =======  =======  ======  ======
Total return (%).........................................         2.58   41.06   (15.79)  (14.33)  (8.81)  34.28
Ratios to average daily net assets (%) (d)
  Expenses...............................................         2.22    2.25     2.26     2.35    2.34    2.35
  Net investment income (loss)...........................        (0.57)  (0.70)   (1.11)   (0.86)  (1.10)  (1.93)

                                              ------------------------------------------------------------
                                              Period Ended                        Years Ended December 31,
                                              ------------  ----------------------------------------------
                                                 6/30/2004        2003     2002     2001     2000     1999
                                                 ---------        ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands). $2,536,318    $1,899,699 $778,788 $454,055 $333,888 $302,089
  Portfolio turnover rate (%) (d)............         85            57       73      112      116      122

----------
(a)Includes $0.03, $0.00, $0.00, $0.06 and $0.00 in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2003, 2002, 2001, 2000 and 1999, respectively.
(b)For the period from October 1, 1999 (Commencement of the Class) to December 31, 1999.
(c)For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.
(d)Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share for 2004, 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2004                                           William Blair Funds  69

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

International Equity Fund

                                                                                 Class A
                                                                   ---------------------
                                                                   Period Ended June 30,
                                                                   ---------------------
                                                                                 2004(a)
                                                                                 -------
Net asset value, beginning of period..............................                $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................                 (0.01)
  Net realized and unrealized gain (loss) on investments..........                  0.56
                                                                                  ------
Total from investment operations..................................                  0.55
Less distributions from:
  Net investment income...........................................                    --
  Net realized gain...............................................                    --
                                                                                  ------
Total distributions...............................................                    --
                                                                                  ------
Net asset value, end of period....................................                $10.55
                                                                                  ======
Total return (%)..................................................                  5.50
Ratios to average daily net assets (%) (b):
  Expenses, net of waivers and reimbursements.....................                  1.50
  Expenses, before waivers and reimbursements.....................                  1.90
  Net investment income (loss), net of waivers and reimbursements.                 (0.72)
  Net investment income (loss), before waivers and reimbursements.                 (1.12)

                                                                                 Class B
                                                                   ---------------------
                                                                   Period Ended June 30,
                                                                   ---------------------
                                                                                 2004(a)
                                                                                 -------
Net asset value, beginning of period..............................                $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................                 (0.02)
  Net realized and unrealized gain (loss) on investments..........                  0.57
                                                                                  ------
Total from investment operations..................................                  0.55
Less distributions from:
  Net investment income...........................................                    --
  Net realized gain...............................................                    --
                                                                                  ------
Total distributions...............................................                    --
                                                                                  ------
Net asset value, end of period....................................                $10.55
                                                                                  ======
Total return (%)..................................................                  5.50
Ratios to average daily net assets (%) (b):
  Expenses, net of waivers and reimbursements.....................                  2.25
  Expenses, before waivers and reimbursements.....................                  2.65
  Net investment income (loss), net of waivers and reimbursements.                 (1.47)
  Net investment income (loss), before waivers and reimbursements.                 (1.87)

                                                                   ----------------------
                                                                   Period Ended June 30,
                                                                   ---------------------
                                                                                 2004(a)
                                                                                 -------
Supplemental data for all classes:
  Net assets at end of period (in thousands)......................                $3,474
  Portfolio turnover rate (%) (b).................................                    16

----------
(a)For the period from May 24, 2004 (Commencement of Operations) to June 30,
   2004.
(b)Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share for 2004 is based on the average shares outstanding during the period.

70  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

International Equity Fund

                                                                                 Class C
                                                                   ---------------------
                                                                   Period Ended June 30,
                                                                   ---------------------
                                                                                 2004(a)
                                                                                 -------
Net asset value, beginning of period..............................                $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................                 (0.02)
  Net realized and unrealized gain (loss) on investments..........                  0.57
                                                                                  ------
Total from investment operations..................................                  0.55
Less distributions from:
  Net investment income...........................................                    --
  Net realized gain...............................................                    --
                                                                                  ------
Total distributions...............................................                    --
                                                                                  ------
Net asset value, end of period....................................                $10.55
                                                                                  ======
Total return (%)..................................................                  5.50
Ratios to average daily net assets (%) (b):
  Expenses, net of waivers and reimbursements.....................                  2.25
  Expenses, before waivers and reimbursements.....................                  2.65
  Net investment income (loss), net of waivers and reimbursements.                 (1.47)
  Net investment income (loss), before waivers and reimbursements.                 (1.87)

                                              ---------------------
                                              Period Ended June 30,
                                              ---------------------
                                                            2004(a)
                                                            -------
Supplemental data for all classes:
  Net assets at end of period (in thousands).                $3,474
  Portfolio turnover rate (%) (b)............                    16

----------
(a)For the period from May 24, 2004 (Commencement of Operations) to June 30,
   2004.
(b)Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share for 2004 is based on the average shares outstanding during the period.

June 30, 2004                                           William Blair Funds  71

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Value Discovery Fund

                                                                                                                Class A
                                                                   ----------------------------------------------------
                                                                   Period Ended                Years Ended December 31,
                                                                   ------------  --------------------------------------
                                                                      6/30/2004     2003     2002   2001   2000 1999(a)
                                                                      ---------     ----     ----   ----   ---- -------
Net asset value, beginning of period..............................       $21.62  $15.54  $ 17.37  $16.25 $13.72 $12.60
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.01)  (0.07)   (0.04)   0.09   0.09   0.02
  Net realized and unrealized gain (loss) on investments..........         1.14    6.15    (1.79)   2.75   2.53   1.12
                                                                         ------  ------  -------  ------ ------ ------
Total from investment operations..................................         1.13    6.08    (1.83)   2.84   2.62   1.14
Less distributions from:
  Net investment income...........................................           --      --       --    0.96   0.09   0.02
  Net realized gain...............................................           --      --       --    0.76     --     --
                                                                         ------  ------  -------  ------ ------ ------
Total distributions...............................................           --      --       --    1.72   0.09   0.02
                                                                         ------  ------  -------  ------ ------ ------
Net asset value, end of period....................................       $22.75  $21.62  $ 15.54  $17.37 $16.25 $13.72
                                                                         ======  ======  =======  ====== ====== ======
Total return (%)..................................................         5.23   39.12   (10.54)  17.42  19.09   9.01
Ratios to average daily net assets (%) (c):
  Expenses, net of waivers and reimbursements.....................         1.49    1.58     1.59    1.61   1.64   1.64
  Expenses, before waivers and reimbursements.....................         1.49    1.58     1.59    1.66   1.88   1.67
  Net investment income (loss), net of waivers and reimbursements.        (0.11)  (0.39)   (0.22)   0.28   0.47   1.28
  Net investment income (loss), before waivers and reimbursements.        (0.11)  (0.39)   (0.22)   0.23   0.23   1.25

                                                                                                                  Class B
                                                                   ------------------------------------------------------
                                                                   Period Ended                  Years Ended December 31,
                                                                   ------------  ----------------------------------------
                                                                      6/30/2004     2003     2002    2001    2000 1999(a)
                                                                      ---------     ----     ----    ----    ---- -------
Net asset value, beginning of period..............................       $22.20  $16.07  $ 18.10  $16.18  $13.72  $12.60
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.10)  (0.20)   (0.18)  (0.06)  (0.07)   0.02
  Net realized and unrealized gain (loss) on investments..........         1.16    6.33    (1.85)   2.74    2.53    1.11
                                                                         ------  ------  -------  ------  ------  ------
Total from investment operations..................................         1.06    6.13    (2.03)   2.68    2.46    1.13
Less distributions from:
  Net investment income...........................................           --      --       --      --      --    0.01
  Net realized gain...............................................           --      --       --    0.76      --      --
                                                                         ------  ------  -------  ------  ------  ------
Total distributions...............................................           --      --       --    0.76      --    0.01
                                                                         ------  ------  -------  ------  ------  ------
Net asset value, end of period....................................       $23.26  $22.20  $ 16.07  $18.10  $16.18  $13.72
                                                                         ======  ======  =======  ======  ======  ======
Total return (%)..................................................         4.77   38.15   (11.22)  16.54   17.93    8.95
Ratios to average daily net assets (%) (c):
  Expenses, net of waivers and reimbursements.....................         2.24    2.33     2.34    2.36    2.39    2.39
  Expenses, before waivers and reimbursements.....................         2.24    2.33     2.34    2.41    2.63    2.42
  Net investment income (loss), net of waivers and reimbursements.        (0.86)  (1.14)   (0.97)  (0.47)  (0.27)   0.31
  Net investment income (loss), before waivers and reimbursements.        (0.86)  (1.14)   (0.97)  (0.52)  (0.51)   0.28

                                              -------------------------------------------------------
                                              Period Ended                   Years Ended December 31,
                                              ------------ ------------------------------------------
                                                 6/30/2004     2003     2002     2001    2000    1999
                                                 ---------     ----     ----     ----    ----    ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).     $263,214 $237,111 $190,802 $149,292 $74,093 $48,423
  Portfolio turnover rate (%) (c)............           36       51       20       48      68      65

----------
(a)For the period from November 2, 1999 (Commencement of the Class) to December 31, 1999.
(b)For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.
(c)Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share for 2004, 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

72  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Value Discovery Fund

                                                                                                                  Class C
                                                                   ------------------------------------------------------
                                                                   Period Ended                  Years Ended December 31,
                                                                   ------------  ----------------------------------------
                                                                      6/30/2004     2003     2002    2001    2000 1999(b)
                                                                      ---------     ----     ----    ----    ---- -------
Net asset value, beginning of period..............................       $22.20  $16.07  $ 18.11  $16.19  $13.72  $12.67
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.10)  (0.20)   (0.18)  (0.06)  (0.06)   0.02
  Net realized and unrealized gain (loss) on investments..........         1.17    6.33    (1.86)   2.74    2.53    1.04
                                                                         ------  ------  -------  ------  ------  ------
Total from investment operations..................................         1.07    6.13    (2.04)   2.68    2.47    1.06
Less distributions from:
  Net investment income...........................................           --      --       --      --      --    0.01
  Net realized gain...............................................           --      --       --    0.76      --      --
                                                                         ------  ------  -------  ------  ------  ------
Total distributions...............................................           --      --       --    0.76      --    0.01
                                                                         ------  ------  -------  ------  ------  ------
Net asset value, end of period....................................       $23.27  $22.20  $ 16.07  $18.11  $16.19  $13.72
                                                                         ======  ======  =======  ======  ======  ======
Total return (%)..................................................         4.83   38.15   (11.26)  16.53   18.00    8.37
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................         2.24    2.33     2.34    2.36    2.39    2.39
  Expenses, before waivers and reimbursements.....................         2.24    2.33     2.34    2.41    2.63    2.42
  Net investment income (loss), net of waivers and reimbursements.        (0.86)  (1.14)   (0.97)  (0.47)  (0.37)   1.53
  Net investment income (loss), before waivers and reimbursements.        (0.86)  (1.14)   (0.97)  (0.52)  (0.61)   1.50

                                              -------------------------------------------------------
                                              Period Ended                   Years Ended December 31,
                                              ------------ ------------------------------------------
                                                 6/30/2004     2003     2002     2001    2000    1999
                                                 ---------     ----     ----     ----    ----    ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).     $263,214 $237,111 $190,802 $149,292 $74,093 $48,423
  Portfolio turnover rate (%) (c)............           36       51       20       48      68      65

----------
(a)For the period from November 2, 1999 (Commencement of the Class) to December 31, 1999.
(b)For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.
(c)Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share for 2004, 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2004                                           William Blair Funds  73

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Income Fund

                                                                                                      Class A
                                                          --------------------------------------------------
                                                          Period Ended               Years Ended December 31,
                                                          ------------  ------------------------------------
                                                             6/30/2004     2003           2002    2001   2000 1999(b)
                                                             ---------     ----           ----    ----   ---- -------
Net asset value, beginning of period.....................       $ 6.23  $ 6.40          $ 6.21 $10.37  $ 9.94 $ 9.95
Income (loss) from investment operations:
  Net investment income (loss) (a).......................         0.26    0.22            0.32   4.80    0.63   0.07
  Net realized and unrealized gain (loss) on investments.        (0.29)     --            0.16  (4.16)   0.35  (0.01)
                                                                ------  ------          ------ ------  ------ ------
Total from investment operations.........................        (0.03)   0.22            0.48   0.64    0.98   0.06
Less distributions from:
  Net investment income..................................         0.14    0.39            0.29   4.80    0.55   0.07
  Net realized gain......................................           --      --              --     --      --     --
                                                                ------  ------          ------ ------  ------ ------
Total distributions......................................         0.14    0.39            0.29   4.80    0.55   0.07
                                                                ------  ------          ------ ------  ------ ------
Net asset value, end of period...........................       $ 6.06  $ 6.23          $ 6.40 $ 6.21  $10.37 $ 9.94
                                                                ======  ======          ====== ======  ====== ======
Total return (%).........................................        (0.50)   3.56            7.86   7.26   10.20   0.63
Ratios to average daily net assets (%) (e):
  Expenses...............................................         0.76    0.77            0.81   0.94    1.02   0.99
  Net investment income (loss)...........................         4.17    4.09            5.23   5.38    6.25   5.78

                                                                                                      Class B
                                                          --------------------------------------------------
                                                          Period Ended               Years Ended December 31,
                                                          ------------  ------------------------------------
                                                             6/30/2004     2003           2002    2001   2000 1999(c)
                                                             ---------     ----           ----    ----   ---- -------
Net asset value, beginning of period.....................       $10.28  $10.51          $10.24 $10.23  $ 9.94 $10.05
Income (loss) from investment operations:
  Net investment income (loss) (a).......................         0.35    0.33            0.47   0.63    0.57   0.06
  Net realized and unrealized gain (loss) on investments.        (0.43)  (0.04)           0.24   0.01    0.32  (0.11)
                                                                ------  ------          ------ ------  ------ ------
Total from investment operations.........................        (0.08)   0.29            0.71   0.64    0.89  (0.05)
Less distributions from:
  Net investment income..................................         0.20    0.52            0.44   0.63    0.60   0.06
  Net realized gain......................................           --      --              --     --      --     --
                                                                ------  ------          ------ ------  ------ ------
Total distributions......................................         0.20    0.52            0.44   0.63    0.60   0.06
                                                                ------  ------          ------ ------  ------ ------
Net asset value, end of period...........................       $10.00  $10.28          $10.51 $10.24  $10.23 $ 9.94
                                                                ======  ======          ====== ======  ====== ======
Total return (%).........................................        (0.77)   2.82            7.15   6.37    9.25  (0.51)
Ratios to average daily net assets (%) (e):
  Expenses...............................................         1.51    1.52            1.56   1.69    1.77   1.77
  Net investment income (loss)...........................         3.42    3.34            4.48   4.63    5.38   4.91

                                              ---------------------------------------------------------
                                              Period Ended                     Years Ended December 31,
                                              ------------ --------------------------------------------
                                                 6/30/2004     2003     2002     2001     2000     1999
                                                 ---------     ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).     $267,298 $265,062 $196,136 $176,264 $167,746 $173,375
  Portfolio turnover rate (%) (e)............           36       36       66       82       54       66

----------
(a)As required, in 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began treating any paydown gain or losses on mortgage and asset backed securities as an adjustment to income. The effect of this change for the year 2003, was to decrease net investment income per share by $0.12 and increase the net realized and unrealized gain loss per share by $0.12. It decreases the Ratio of Net Investment Income to average net assets from 5.21% to 4.09% for Class A and from 4.46% to 3.34% for Class B and C shares. The effect of this change for the year 2002 and 2001 was to decrease net investment income per share by $.05 and increase the net realized and unrealized gain and loss per share by $.05. It decreases the Ratio of Net Investment Income to Average Net Assets from 5.75% to 5.23% and from 5.87% to 5.38% for Class A for 2002 and 2001, respectively. It decreased the Ratio of Net Investment Income from 5.00% to 4.48% and 5.12% to 4.63% for Class B and C shares for 2002 and 2001, respectively. Per share amounts and the Ratio of Net Investment Income to Average Net Assets for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(b)For the period October 25, 1999 (Commencement of the Class) to December 31, 1999.
(c)For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
(d)For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.
(e)Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share for 2004, 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

74  Semi-Annual Report                                            June 30, 2004

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Income Fund

                                                                                                     Class C
                                                          -------------------------------------------------
                                                          Period Ended              Years Ended December 31,
                                                          ------------  -----------------------------------
                                                             6/30/2004     2003   2002   2001   2000 1999(d)
                                                             ---------     ----   ----   ----   ---- -------
Net asset value, beginning of period.....................       $10.43  $10.66  $10.39 $10.27 $ 9.93 $10.06
Income (loss) from investment operations:
  Net investment income (loss) (a).......................         0.35    0.33    0.47   0.53   0.53   0.08
  Net realized and unrealized gain (loss) on investments.        (0.43)  (0.03)   0.25   0.12   0.34  (0.13)
                                                                ------  ------  ------ ------ ------ ------
Total from investment operations.........................        (0.08)   0.30    0.72   0.65   0.87  (0.05)
Less distributions from:
  Net investment income..................................         0.20    0.53    0.45   0.53   0.53   0.08
  Net realized gain......................................           --      --      --     --     --     --
                                                                ------  ------  ------ ------ ------ ------
Total distributions......................................         0.20    0.53    0.45   0.53   0.53   0.08
                                                                ------  ------  ------ ------ ------ ------
Net asset value, end of period...........................       $10.15  $10.43  $10.66 $10.39 $10.27 $ 9.93
                                                                ======  ======  ====== ====== ====== ======
Total return (%).........................................        (0.76)   2.85    7.09   6.41   9.05  (0.53)
Ratios to average daily net assets (%) (e):
  Expenses...............................................         1.51    1.52    1.56   1.69   1.77   1.71
  Net investment income (loss)...........................         3.42    3.34    4.48   4.63   5.35   5.11

                                              ---------------------------------------------------------
                                              Period Ended                     Years Ended December 31,
                                              ------------ --------------------------------------------
                                                 6/30/2004     2003     2002     2001     2000     1999
                                                 ---------     ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).     $267,298 $265,062 $196,136 $176,264 $167,746 $173,375
  Portfolio turnover rate (%) (e)............           36       36       66       82       54       66

----------
(a)As required, in 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began treating any paydown gain or losses on mortgage and asset backed securities as an adjustment to income. The effect of this change for the year 2003, was to decrease net investment income per share by $0.12 and increase the net realized and unrealized gain loss per share by $0.12. It decreases the Ratio of Net Investment Income to average net assets from 5.21% to 4.09% for Class A and from 4.46% to 3.34% for Class B and C shares. The effect of this change for the year 2002 and 2001 was to decrease net investment income per share by $.05 and increase the net realized and unrealized gain and loss per share by $.05. It decreases the Ratio of Net Investment Income to Average Net Assets from 5.75% to 5.23% and from 5.87% to 5.38% for Class A for 2002 and 2001, respectively. It decreased the Ratio of Net Investment Income from 5.00% to 4.48% and 5.12% to 4.63% for Class B and C shares for 2002 and 2001, respectively. Per share amounts and the Ratio of Net Investment Income to Average Net Assets for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(b)For the period October 25, 1999 (Commencement of the Class) to December 31, 1999.
(c)For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
(d)For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.
(e)Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share for 2004, 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2004                                           William Blair Funds  75

Trustees and Officers. The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

                                                                          Number of
                                                                         Portfolios
                                       Term of                              in Fund
                       Position(s)  Office and                 Principal    Complex
                         Held with   Length of             Occupation(s)   Overseen                     Other Directorships
Name and Age                  Fund Time Served       During Past 5 Years by Trustee                 Held by Trustee/Officer
------------           ----------- ----------- ------------------------- ---------- ---------------------------------------
Interested Trustees
Conrad Fischer, 70*    Chairman    Since 1987  Principal, William Blair      12     Trustee Emeritus, Chicago Child Care
                       of the                  & Company, L.L.C.;                   Society, a non-profit organization, and
                       Board of                Partner, APM Limited                 Partner, APM Limited Partnership
                       Trustees                Partnership

Michelle Seitz, 38*    Trustee     Since 2002  Principal, William Blair      12     N/A
                                               & Company, L.L.C.
Non-Interested Trustees
J. Grant Beadle, 71    Trustee     Since 1997  Retired Chairman and          12     Batts Group and Oliver Products
                                               Chief Executive Officer,             Company, manufacturer of products
                                               Union Special                        for medical device, food and graphics
                                               Corporation, industrial              markets. Retired Associate Director,
                                               sewing machine                       Northwestern University Institute for
                                               manufacturer                         The Learning Sciences.

Theodore A. Bosler, 69 Trustee     Since 1997  Retired Principal and         12     Crystal Lake Watershed Fund, Desert
                                               Vice President, Lincoln              Foothills Land Trust and Institute of
                                               Capital Management                   Chartered Financial Analysts.

Ann P. McDermott, 64   Trustee     Since 1996  Board member and              12     Junior League of Chicago,
                                               officer for various civic            Northwestern University, Women's
                                               and charitable                       Board; Ravinia Festival Women's
                                               organizations over the               Board; Rush Presbyterian St. Luke's
                                               past thirty years;                   Medical Center, Women's Board;
                                               professional experience              University of Chicago, Women's
                                               prior thereto, registered            Board; Visiting Nurses Association,
                                               representative for New               Honorary Director
                                               York Stock Exchange
                                               firm

John B. Schwemm, 69    Trustee     Since 1990  Retired Chairman and          12     USG Corp., building material
                                               Chief Executive Officer,             manufacturer and Walgreen Co.
                                               R.R. Donnelley & Sons
                                               Company

Donald L. Seeley, 60   Trustee     Since 2003  Director, Applied             12     Beverly Enterprises, Inc., provider of
                                               Investment Management                eldercare and rehabilitative services;
                                               Program, University of               Modem Media, Inc., interactive
                                               Arizona Department of                services company
                                               Finance, Formerly Vice
                                               Chairman and Chief
                                               Financial Officer, True
                                               North Communications,
                                               Inc., marketing
                                               communications and
                                               advertising firm

Robert E. Wood II, 65  Trustee     Since 1999  Retired Executive             12     Chairman, Add-Vision, Inc.
                                               Vice President, Morgan               manufacturer of surface animation
                                               Stanley Dean Witter                  systems and Micro-Combustion, LLC

76  Semi-Annual Report                                            June 30, 2004

                                                                             Number of
                                                                            Portfolios
                                           Term of                             in Fund
                           Position(s)  Office and                Principal    Complex
                             Held with   Length of            Occupation(s)   Overseen             Other Directorships
Name and Age                      Fund Time Served      During Past 5 Years by Trustee         Held by Trustee/Officer
------------               ----------- ----------- ------------------------ ---------- -------------------------------
Officers
Marco Hanig, 46            President   Since 1999  Principal, William Blair    N/A     N/A
                                                   & Company, L.L.C.;
                                                   former Senior Vice
                                                   President, First Chicago
                                                   NBD

Michael P. Balkin, 45      Senior      Since 2000  Principal, William Blair    N/A     Exceed Corp.
                           Vice                    & Company, L.L.C.
                           President

Rocky Barber, 52           Senior      Since 2001  Principal, William Blair    N/A     YMCA of Metropolitan Chicago
                           Vice                    & Company, L.L.C.
                           President

                           Chief       1999-2001
                           Executive
                           Officer

Karl W. Brewer, 37         Senior      Since 2000  Principal, William Blair    N/A     N/A
                           Vice                    & Company, L.L.C.
                           President

Harvey H. Bundy, III, 59   Senior      Since 2003  Principal, William Blair    N/A     N/A
                           Vice                    & Company, L.L.C.
                           President

Mark A. Fuller, III, 47    Senior      Since 1993  Principal, William Blair    N/A     Partner, Fulsen Howney Partners
                           Vice                    & Company, L.L.C.
                           President

W. George Greig, 51        Senior      Since 1996  Principal, William Blair    N/A     N/A
                           Vice                    & Company, L.L.C.
                           President

Michael A. Jancosek, 44    Senior      Since 2004  Principal, William Blair    N/A     N/A
                           Vice                    & Company, L.L.C.
                           President   Since 2000                              N/A     N/A
                                                   Associate, William Blair
                           Vice                    & Company, L.L.C.;
                           President               former Vice President,
                                                   First Chicago NBD

John F. Jostrand, 50       Senior      Since 1999  Principal, William Blair    N/A     N/A
                           Vice                    & Company, L.L.C.
                           President

James S. Kaplan, 43        Senior      Since 2004  Principal, William Blair    N/A     N/A
                           Vice                    & Company, L.L.C.
                           President   Since 1995                              N/A     N/A
                                                   Associate, William Blair
                           Vice                    & Company, L.L.C.
                           President

Robert C. Lanphier, IV, 47 Senior      Since 2003  Principal, William Blair    N/A     Chairman, AG. Med, Inc.
                           Vice                    & Company, L.L.C.
                           President

June 30, 2004                                           William Blair Funds  77

                                                                           Number of
                                                                          Portfolios
                                         Term of                             in Fund
                         Position(s)  Office and                Principal    Complex
                           Held with   Length of            Occupation(s)   Overseen     Other Directorships
Name and Age                    Fund Time Served      During Past 5 Years by Trustee Held by Trustee/Officer
------------             ----------- ----------- ------------------------ ---------- -----------------------
David S. Mitchell, 44    Senior      Since 2004  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President   Since 2003                              N/A     N/A
                                                 Associate, William Blair
                         Vice                    & Company, L.L.C.
                         President

Capucine E. Price, 39    Senior      Since 2004  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President   Since 2003                              N/A     N/A
                                                 Associate, William Blair
                         Vice                    & Company, L.L.C.
                         President

Gregory J. Pusinelli, 45 Senior      Since 1999  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Principal and
                                                 Vice President, Stein
                                                 Roe & Farnham
                                                 Incorporated

Norbert W. Truderung, 51 Senior      Since 1992  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Jeffrey A. Urbina, 49    Senior      Since 1998  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Christopher T.           Senior      Since 2004  Principal, William Blair    N/A     Uhlich Children's Home
 Vincent, 49             Vice                    & Company, L.L.C.
                         President   Since 2002                              N/A     N/A
                                                 Associate, William Blair
                         Vice                    & Company, L.L.C.;
                         President               former Managing
                                                 Director/Senior
                                                 Portfolio Manager,
                                                 Zurich Scudder
                                                 Investments

Terence M. Sullivan, 59  Vice        Since 1997  Associate, William Blair    N/A     N/A
                         President               & Company, L.L.C.
                         and
                         Treasurer

Colette M. Garavalia, 43 Secretary   Since 2000  Associate, William Blair    N/A     N/A
                                                 & Company, L.L.C.;
                                                 former Assistant Vice
                                                 President, Scudder
                                                 Kemper Investments

----------
* Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds' investment advisor and principal underwriter.

78  Semi-Annual Report                                            June 30, 2004

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at
www.williamblairfunds.com and on the SEC's website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund's Forms N-Q will be available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

June 30, 2004                                           William Blair Funds  79

--------------------------------------------------------------------------------
BOARD OF TRUSTEES
--------------------------------------------------------------------------------
Conrad Fischer, Chairman
Principal, William Blair & Company, L.L.C.

J. Grant Beadle
Retired Chairman and CEO, Union Special Corporation

Theodore A. Bosler
Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott
Director and Trustee
Profit and not-for-profit organizations

Donald L. Seeley
Adjunct Lecturer and Director, University of Arizona Department of Finance

John B. Schwemm
Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle Seitz
Principal, William Blair & Company, L.L.C.,

Robert E. Wood II
Retired Executive Vice President, Morgan Stanley Dean Witter

--------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------
Marco Hanig, President
Michael P. Balkin, Senior Vice President
Rocky Barber, Senior Vice President
Karl W. Brewer, Senior Vice President
Harvey H. Bundy III, Senior Vice President
Mark A. Fuller, III, Senior Vice President
W. George Greig, Senior Vice President
Michael A. Jancosek, Senior Vice President
John F. Jostrand, Senior Vice President
James S. Kaplan, Senior Vice President
Robert C. Lanphier IV, Senior Vice President
David S. Mitchell, Senior Vice President
Capucine E. Price, Senior Vice President
Gregory J. Pusinelli, Senior Vice President
Norbert W. Truderung, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Christopher T. Vincent, Senior Vice President
Terence M. Sullivan, Vice President and Treasurer
Colette M. Garavalia, Secretary

Investment Advisor
William Blair & Company, L.L.C.

Legal Counsel
Vedder, Price, Kaufman & Kammholz, P.C.

Transfer Agent
State Street Bank and Trust Company
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

80  Date of First Use August, 2004

[LOGO APPEARS HERE]  WILLIAM BLAIR FUNDS

                                     GROWTH FUNDS

                                     Growth Fund

                                     Tax-Managed Growth Fund

                                     Large Cap Growth Fund

                                     Small Cap Growth Fund

                                     Small-Mid Cap Growth Fund

                                     International Growth Fund

                                     International Equity Fund

                                     OTHER FUNDS

                                     Value Discovery Fund

                                     Income Fund







                     222 West Adams Street . Chicago, Illinois 60606 .
                     800.742.7272 . www.williamblairfunds.com

                     William Blair & Company, L.L.C., Distributors

Item 2. Code of Ethics

Not applicable to this filing.

Item 3. Audit Committee Financial Expert

Not applicable to this filing

Item 4. Principal Accountant Fees and Services

Not applicable to this filing

Item 5. Audit Committee of Listed Registrant

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6. Schedule of Investments

Not applicable to this filing

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8. Purchase of Equity Securities by Closed end Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9. Submission of Matters to a Vote of Security Holders

The Nominating and Governance Committee is responsible for the identification and recommendation of individuals for Board membership. Pursuant to the Registrant's Governance Procedures and Guidelines, other Board members, shareholders and the Registrant's investment adviser may submit suggestions for Board candidates to the Nominating and Governance Committee. Shareholders may submit suggestions for candidates by sending a resume of the candidate to the Secretary of the Registrant for the attention of the Nominating and Governance Committee.

Item 10. Controls and Procedures

(a) The Registrant's principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant's Disclosure Controls and Procedures (as defined in Rule 30-a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3
(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the
Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits

Item 11 (a) Code of Ethics

Not applicable to this filing

11. (a)(2)(1) Certification of Principal Executive Officer
              Required by Rule 30a-2(a) of the Investment Company Act

11. (a)(2)(2) Certification of Principal Financial Officer
              Required by Rule 30a-2(a) of the Investment Company Act.

11. (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 40 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

11. (b) Certification of Chief Executive Officer and
        Chief Financial Officer Certification Required by Rule 30a-2(b) of the Investment Company Act

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

    William Blair Funds


    /s/ Marco Hanig
    ------------------------------------
By: Marco Hanig
    President

Date: August 26, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


    /s/ Marco Hanig
    ------------------------------------
By: Marco Hanig
    President

Date: August 26, 2004


    /s/ Terence M. Sullivan
    ------------------------------------
By: Terence M. Sullivan
    Treasurer

Date: August 26, 2004